             As filed with the Securities and Exchange Commission
                              on February 1, 2001
                     Registration No. 333-74295; 811-09253

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    ___
Pre-Effective Amendment No. ___                                            ___
Post-Effective Amendment No. 19                                             X
                                                                           ---

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 20                                                            X
                                                                           ----
                           ________________________

                            WELLS FARGO FUNDS TRUST
              (Exact Name of Registrant as specified in Charter)
                               525 Market Street
                            San Francisco, CA 94163
         (Address of Principal Executive Offices, including Zip Code)

                          ___________________________


      Registrant's Telephone Number, including Area Code: (800) 643-9691
                               C. David Messman
                       Wells Fargo Funds Management, LLC
                         525 Market Street, 12th Floor
                            San Francisco, CA 94163
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

 X    Immediately upon filing pursuant to Rule 485(b), or
---

___   on _________ pursuant to Rule 485(b)

___   60 days after filing pursuant to Rule 485(a)(1), or

___   on _________ pursuant to Rule 485(a)(1)

___   75 days after filing pursuant to Rule 485(a)(2), or

___   on ___________pursuant to Rule 485(a)(2)

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            WELLS FARGO FUNDS TRUST
                            -----------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Objectives
                Principal Strategies
                Important Risks
3               Summary of Expenses
                Example of Expenses
4               Objectives
                Principal Strategies
                Important Risks
                See Individual Fund Summaries
                General Investment Risks
5               Not applicable
6               Organization and Management of the Funds
7               Your Account
                How to Buy Shares
                How to Sell Shares
                Exchanges
                Dividends and Distributions
                Taxes
8               Distribution Plan
                Exchanges
9               See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
                Cover Page
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 19 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended September 30, 2000 for the Equity Funds and the Allocation Funds of the Trust, and to make certain other non-material changes to the Registration Statement.

     This Post-Effective Amendment does not affect the Registration Statement for any of the Trust's other funds.

                                                              [WELLS FARGO LOGO]




WELLS FARGO STOCK FUNDS


                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Diversified Equity Fund

Diversified Small Cap Fund

Equity Income Fund

Equity Index Fund

Equity Value Fund

Growth Fund

Growth Equity Fund

International Fund

International Equity Fund

Large Company Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Specialized Health Sciences Fund

Specialized Technology Fund

Class A, Class B, Class C

                                                                      February 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                              Objectives and Principal Strategies                           4

This section contains important       Summary of Important Risks                                    8
summary information about the         Performance History                                          12
Funds.                                Summary of Expenses                                          24
                                      Key Information                                              31

-----------------------------------------------------------------------------------------------------
The Funds                             Diversified Equity Fund                                      32

This section contains important       Diversified Small Cap Fund                                   36
information about the individual      Equity Income Fund                                           40
Funds.                                Equity Index Fund                                            44
                                      Equity Value Fund                                            48
                                      Growth Fund                                                  52
                                      Growth Equity Fund                                           56
                                      International Fund                                           60
                                      International Equity Fund                                    64
                                      Large Company Growth Fund                                    68
                                      Mid Cap Growth Fund                                          72
                                      Small Cap Growth Fund                                        74
                                      Small Cap Opportunities Fund                                 78
                                      Specialized Health Sciences Fund                             82
                                      Specialized Technology Fund                                  86
                                      General Investment Risks                                     90
                                      Organization and Management of the Funds                     95

-----------------------------------------------------------------------------------------------------
Your Investment                       A Choice of Share Classes                                    98

Turn to this section for              Reduced Sales Charges                                       101
information on how to open an         Exchanges                                                   104
account and how to buy, sell and      Your Account                                                105
exchange Fund shares.                   How to Buy Shares                                         106
                                        How to Sell Shares                                        109

-----------------------------------------------------------------------------------------------------
Reference                             Additional Services and Other Information                   111

Look here for additional              Table of Predecessors                                       113
information and term definitions      Description of Core Portfolios                              114
                                      Portfolio Managers                                          116
                                      Glossary                                                    121

Stock Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                           OBJECTIVE

     Diversified Equity Fund        Seeks long-term capital appreciation with
                                    moderate annual return volatility.


     Diversified Small              Seeks long-term capital appreciation with
     Cap Fund                       moderate annual return volatility.


     Equity Income Fund             Seeks long-term capital appreciation and
                                    above-average dividend income.


     Equity Index Fund              Seeks to approximate the total rate of
                                    return of substantially all common stock comprising the S&P 500 Index.


     Equity Value Fund              Seeks long-term capital appreciation.


     Growth Fund                    Seeks long-term capital appreciation.


     Growth Equity Fund             Seeks long-term capital appreciation with
                                    moderate annual return volatility.


     International Fund             Seeks long-term capital appreciation.


     International Equity Fund      Seeks total return, with an emphasis on
                                    capital appreciation, over the long-term.


     Large Company                  Seeks long-term capital appreciation.
     Growth Fund


     Mid Cap Growth Fund            Seeks long-term capital appreciation.

4    Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 10 core portfolios.

The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. We currently invest in 4 core portfolios.

The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks to replicate the Standard & Poor's 500 Composite Stock Index (S&P 500 Index). We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

The Fund is a Gateway fund that invests in three different equity investment styles--a large company growth style, a diversified small cap style, and an international style to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 core portfolios and one Wells Fargo Fund.

The Fund is a Gateway fund that invests in an international equity investment style. We invest in common stock of high-quality companies based outside of the United States.

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The Fund is a Gateway fund that invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks of medium-sized companies that we believe have superior growth potential. We consider "mid cap" companies to be those whose market capitalization is within the range of the Russell Midcap(R) Growth Index.

                                                     Stock Funds Prospectus    5

--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                            OBJECTIVE

     Small Cap Growth Fund           Seeks long-term capital appreciation.


     Small Cap Opportunities         Seeks long-term capital appreciation.
     Fund


     Specialized Health Sciences     Seeks long-term capital appreciation.
     Fund


     Specialized Technology          Seeks long-term capital appreciation.
     Fund

6    Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

We invest in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $2.2 billion or less. We buy stocks of companies we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

We actively manage a portfolio of equity securities of health sciences companies based in at least three countries, including the United States. Health sciences companies include companies with revenues primarily generated by health care, medicine, and life sciences products and services. We invest in health sciences companies such as pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and in Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We normally invest at least 65% of the Fund's total assets in equity securities of domestic and foreign technology companies. Technology companies are companies with revenues primarily generated by technology products and services. Technology-related industries include the computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace industries. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

                                                     Stock Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 90; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

   COMMON RISKS FOR THE FUNDS

   Equity Securities
   The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets are trading at or close to record levels. There can be no guarantee that these levels will continue.

   Foreign Investments
   The Funds that make foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8    Stock Funds Prospectus

     FUND                              SPECIFIC RISKS

     Diversified Equity Fund           Stocks selected for their high dividend
                                       income may be more sensitive to interest rate changes than other stocks. Dividend-producing large company stocks have experienced unprecedented appreciation in recent years. There is no guarantee such performance levels will continue. Fund assets that track the performance of an index do so whether the index rises or falls. During periods when an index loses value, Fund assets invested pursuant to this strategy will also lose value.
                                       Stocks of smaller and medium-sized
                                       companies purchased for the Fund may be
                                       more volatile and less liquid than larger company stocks. Foreign investments involve special risk, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S.
                                       investments in foreign countries.

     Diversified Small Cap Fund        Stocks of smaller companies purchased for
                                       this Fund may be more volatile and less
                                       liquid than larger company stocks. Some
                                       of these companies have no or relatively short operating histories, or are newly public companies, they may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

     Equity Income Fund                Stocks selected for their high dividend
                                       yields may be more sensitive to interest rate changes than other stocks. The Fund is primarily subject to the equity securities risks described in the Common
                                       Risks section above.

     Equity Index Fund                 We attempt to match as closely as
                                       possible the performance of the S&P 500
                                       Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

     Equity Value Fund                 There is no guarantee that securities
                                       selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value strategy may be more volatile and less liquid than other comparable securities.

     Growth Fund                       We select growth stocks based on
                                       prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     Growth Equity Fund                Dividend-producing large company stocks
                                       have experienced unprecedented
                                       appreciation in recent years. There is no guarantee such performance levels will continue. Stocks of smaller and medium-sized companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Foreign investments involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect
                                       U.S. investments in foreign countries.

                                                     Stock Funds Prospectus    9

--------------------------------------------------------------------------------


     FUND                              SPECIFIC RISKS

     International Fund and            Foreign investments involve special
     International Equity Fund         risks, including generally higher
                                       commission rates, political, social and
                                       monetary or diplomatic developments that could affect U.S. investments in foreign countries. Emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to events in other countries.
                                       They may have less developed financial
                                       systems and volatile currencies and may
                                       be more sensitive than more mature
                                       markets to a variety of economic factors.
                                       Emerging market securities may also be
                                       less liquid than securities of more
                                       developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

     Large Company                     The Fund is primarily subject to the
     Growth Fund                       equity market risks described in the
                                       Common Risks section above. Dividend-
                                       producing large company stocks have
                                       experienced unprecedented appreciation in recent years. There is no guarantee such performance levels will continue. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     Mid Cap Growth Fund               We invest primarily in medium
                                       capitalization growth stocks, which may
                                       underperform compared to other market
                                       segments or to equity markets as a whole.
                                       Stocks of medium-sized companies may be
                                       more volatile and less liquid, in part
                                       because the issuers may be more
                                       vulnerable to adverse business or
                                       economic events,than the stocks of
                                       larger, more established companies. We
                                       invest in the stocks of domestic mid cap companies and may invest a portion of its assets in the stocks of foreign mid cap companies. Foreign investments involve special risks, including generally higher commission rates, and political, social and monetary or diplomatic developments that could effect U.S. investments in foreign countries. We select medium capitalization growth stocks based largely on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     Small Cap Growth Fund             We may invest in companies that pay low
                                       or no dividends, have smaller market
                                       capitalizations, have less market
                                       liquidity, have no or relatively short
                                       operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because we may invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and

10    Stock Funds Prospectus

     FUND                              SPECIFIC RISKS

     Small Cap Growth Fund             higher short-term capital gains. We
     (continued)                       select stocks for this Fund based in part
                                       on their prospects for future earnings,
                                       which may not grow as (continued)
                                       expected. In addition, at times, the
                                       overall market or the market for value
                                       stocks may outperform growth stocks.

     Small Cap Opportunities           Stocks of smaller companies purchased for
     Fund                              this Fund may be more volatile and less
                                       liquid than larger company stocks. Some
                                       of these companies have no or relatively short operating histories, or are newly public companies, they may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

     Specialized Health Sciences       We invest a relatively high percentage
     Fund                              of our assets in a limited number of
                                       issuers and the Fund is therefore
                                       considered to be non-diversified.
                                       Non-diversified funds are more
                                       susceptible to financial, market or
                                       economic events affecting the particular issuers and industry sectors in which it invests. We invest in health sciences companies based in at least three different countries (one of which may be the United States). However, we currently expect the majority of the Fund's foreign investments to be in companies based in countries of Western Europe and in Japan. Foreign investments involve special risks, including generally higher commission rates, and political, social, monetary or diplomatic developments that could effect
                                       U.S. investments in foreign countries.
                                       Additionally, dispositions of foreign
                                       securities and dividends and interest
                                       payable on those securities may be
                                       subject to foreign taxes.

     Specialized Technology Fund       We invest a relatively high percentage of
                                       our assets in a limited number of issuers and the Fund is therefore considered to be non-diversified. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. We invest in domestic and foreign securities of technology companies. Technology company stocks are highly volatile, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Investments in smaller, "start-up"companies may suffer more significant losses than larger or more established issuers. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations. Foreign investments involve special risks, including generally higher commission rates, and political, social, monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

                                                    Stock Funds Prospectus    11

Performance History
--------------------------------------------------------------------------------


     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or inception as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Mid Cap Growth Fund, Specialized Health Sciences Fund, and Specialized Technology Fund each have been in operation for less than a calendar year, and therefore performance information is not reported for these Funds.

     Diversified Equity Fund Class A Calendar Year Returns (%)*


              '91           37.58
              '92            4.74
              '93           12.14
              '94            0.83
              '95           30.94
              '96           20.47
              '97           25.68
              '98           22.35
              '99           20.44
              '00           -1.89

     Best Qtr.: Q4 '98 . 19.88%              Worst Qtr.: Q3 '98 . -11.93%


     * Returns do not reflect sales charges. If they did, returns would be lower.

       Average annual total return (%)/1/

       for the period ended 12/31/00       1 year      5 years     10 years

       Class A (Incept. 5/2/96)/2/         -7.53        15.59        15.97

       Class B (Incept. 5/6/96)/2/         -7.06        15.86        15.80

       Class C (Incept. 10/1/98)/2/        -3.51        16.15        15.83

       S&P 500 Index/3/                    -9.10        18.33        17.46

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/  S&P 500 is a registered trademark of Standard and Poor's.

12   Stock Funds Prospectus

--------------------------------------------------------------------------------


     Diversified Small Cap Fund Class A Calendar Year Returns (%)*


               '98                 -8.55
               '99                  9.61
               '00                 11.49

     Best Qtr.: Q2 '99 . 16.45%              Worst Qtr.: Q3 '98 . -23.73%


     * Returns do not reflect sales charges. If they did, returns would be lower.

       Average annual total return (%)/1/
                                                                    Since
       for the period ended 12/31/00                1 year        Inception/3/

       Class A (Incept. 10/6/98)/2/                  5.08            1.74

       Class B (Incept. 10/1/98)/2/                  5.65            2.12

       Russell 2000 Index                           -3.02           14.93

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class.
     /3/  The predecessor Institutional Class shares incepted on December 31,
          1997.

                                                       Stock Funds Prospectus 13

Performance History
--------------------------------------------------------------------------------


     Equity Income Fund Class A Calendar Year Returns (%)*


               '91            28.76
               '92             5.51
               '93             7.63
               '94             4.64
               '95            38.43
               '96            20.25
               '97            28.07
               '98            17.82
               '99             8.27
               '00             1.64


     Best Qtr.: Q4 `98 . 15.68%              Worst Qtr.: Q3 `98 . -10.37%


     * Returns do not reflect sales charges. If they did, returns would be lower.

       Average annual total return(%)/1/

       for the period ended 12/31/00     1 year        5 years     10 years

       Class A (Incept. 5/2/96)/2/        -4.20         13.48       14.83

       Class B (Incept. 5/2/96)/2/        -3.92         13.73       14.65

       Class C (Incept. 10/1/98)/2/       -0.06         13.95       14.64

       S & P 500 Index/3/                 -9.10         18.33       17.46

       Russell 1000 Value Index            7.10         16.91       17.37

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/  S&P 500 is a registered trademark of Standard & Poor's.

14   Stock Funds Prospectus

--------------------------------------------------------------------------------


     Equity Index Fund Class A Calendar Year Returns (%)*

               '91            28.73
               '92             6.59
               '93             8.91
               '94             0.42
               '95            35.99
               '96            21.66
               '97            31.89
               '98            27.67
               '99            20.12
               '00            -9.71

     Best Qtr.: Q4 '98 . 21.00%              Worst Qtr.: Q3 '98 . -10.07%


     * Returns do not reflect sales charges. If they did, returns would be lower.

         Average annual total return (%)/1/

         for the period ended 12/31/00       1 year       5 years     10 years

         Class A (Incept. 1/25/84)           -14.91        15.93       15.63

         Class B (Incept. 2/17/98)/2/        -14.34        16.27       15.60

         S&P 500 Index/3/                     -9.10        18.33       17.46

     /1/ Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/ S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------


     Equity Value Fund Class A Calendar Year Returns (%)*

               '91            20.79
               '92            10.54
               '93            25.82
               '94            -1.71
               '95            24.20
               '96            26.46
               '97            27.32
               '98             6.68
               '99            -2.17
               '00             3.32

     Best Qtr.: Q2 '97 . 15.19%              Worst Qtr.: Q3 '98 . -14.62%


     * Returns do not reflect sales charges. If they did, returns would be lower.

         Average annual total return (%)/1/

         for the period ended 12/31/00       1 year       5 years     10 years

         Class A (Incept. 7/2/90)             -2.65        10.33       12.85

         Class B (Incept. 9/6/96)/2/          -1.91        10.72       12.78

         Class C (Incept. 4/1/98)/2/           1.63        10.94       12.78

         S&P 500 Index/3/                     -9.10        18.33       17.46

         Russell 1000 Value Index              7.01        16.91       17.37

     /1/ Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/ S&P 500 is a registered trademark of Standard and Poor's.

16   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Growth Fund Class A Calendar Year Returns (%)*

               '91            24.78
               '92            13.44
               '93             8.44
               '94            -0.29
               '95            28.90
               '96            21.72
               '97            19.05
               '98            29.16
               '99            21.09
               '00           -13.86

     Best Qtr.: Q4 '98 . 23.40%              Worst Qtr.: Q4 '00 . -13.14%


     * Returns do not reflect sales charges. If they did, returns would be lower.

         Average annual total return (%)/1/

         for the period ended 12/31/00     1 year        5 years     10 years

         Class A (Incept. 8/2/90)           -18.80        12.99       13.77

         Class B (Incept. 1/1/95)/2/        -17.90        13.30       13.72

         S&P 500 Index/3/                    -9.10        18.33       17.46

     /1/ Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/ S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 17

Performance History
--------------------------------------------------------------------------------

      Growth Equity Fund Class A Calendar Year Returns (%)*


      '91    46.72
      '92     5.06
      '93    19.75
      '94    -1.38
      '95    24.87
      '96    18.78
      '97    20.09
      '98     16.5
      '99    25.66
      '00    -0.31

Best Qtr.: Q1 `91 . 20.28%     Worst Qtr.: Q3 `98 . -15.11%


* Returns do not reflect sales charges. If they did, returns would be lower.

  Average annual total return (%)/1/

  for the period ended 12/31/00      1 year     5 years     10 years

  Class A (Incept. 5/2/96)/2/         -6.04       14.43       16.13

  Class B (Incept. 5/6/96)/2/         -5.21       14.70       15.95

  Class C (Incept. 10/1/98)/2/        -1.91       15.10       16.04

  S&P 500 Index/3/                    -9.10       18.33       17.46

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/ S&P 500 is a registered trademark of Standard and Poor's.

18 Stock Funds Prospectus

________________________________________________________________________________

International Fund Class A Calendar Year Returns (%)*


     '91       4.72
     '92      -4.05
     '93      45.24
     '94       0.74
     '95      11.67
     '96       9.69
     '97       3.06
     '98      12.61
     '99      29.80
     '00      -1.25


Best Qtr.: Q4 `99 . 21.49%               Worst Qtr.: Q3 `98 . -13.85%


* Returns do not reflect sales charges. If they did, returns would be lower.

  Average annual total return (%)/1/

  for the period ended 12/31/00        1 year     5 years    10 years

  Class A (Incept. 4/12/95)/2/          -6.92       8.99        9.71

  Class B (Incept. 5/12/95)/2/          -6.19       9.11        9.51

  MSCI/EAFE Index/3/                   -13.96       7.43        8.56

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/ Morgan Stanley Capital International/Europe, Australasia, and Far East
    Index.

                                                       Stock Funds Prospectus 19

Performance History
--------------------------------------------------------------------------------

     International Equity Fund Class A Calendar Year Returns (%)*


        '98          16.03
        '99          51.16
        '00         -13.20


Best Qtr.: Q4 `99 . 33.55%          Worst Qtr.: Q3 `98 . -17.89%


* Returns do not reflect sales charges. If they did, returns would be lower.

  Average annual total return (%)/1/
                                                       Since
  for the period ended 12/31/00            1 year    Inception/2/

  Class A (Incept. 9/24/97)                -18.19       10.55

  Class B (Incept. 9/24/97)                -18.13       11.06

  Class C (Incept. 4/1/98)/2/              -14.77       11.77

  MSCI/EAFE Index/3/                       -13.96        6.19

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/ Morgan Stanley Capital International/Europe, Australasia, and Far East
    Index.

20 Stock Funds Prospectus

________________________________________________________________________________

     Large Company Growth Fund Class A Calendar Year Returns (%)*

     '91              67.03
     '92               1.85
     '93              -0.36
     '94              -1.07
     '95              29.24
     '96              25.11
     '97              33.35
     '98              47.97
     '99              32.96
     '00              -3.81


Best Qtr.: Q4 `98 . 31.61%              Worst Qtr.: Q4 `00 . -9.28%


* Returns do not reflect sales charges. If they did, returns would be lower.

  Average annual total return (%)/1/

  for the period ended 12/31/00             1 year    5 years   10 years

  Class A (Incept. 10/1/98)/2/               -9.35     24.37      20.49

  Class B (Incept. 10/1/98)/2/               -9.05     24.88      20.37

  Class C (Incept. 11/8/99)/2/               -5.28     25.04      20.37

  S&P 500 Index/3/                           -9.10     18.33      17.46

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/ S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 21

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Class A Calendar Year Returns (%)*

     '95              69.10
     '96              20.89
     '97              11.09
     '98              -5.97
     '99             118.70
     '00             -23.35


Best Qtr.: Q4 `99 . 63.42%              Worst Qtr.: Q4 `00 . -30.80%


* Returns do not reflect sales charges. If they did, returns would be lower.

  Average annual total return (%)/1/
                                                                    Since
  for the period ended 12/31/00             1 year     5 years    Inception/3/

  Class A (Incept. 9/16/96)                  -27.74     14.81       22.87

  Class B (Incept. 9/16/96)                  -26.84     15.20       23.24

  Class C (Incept. 12/15/97)/2/              -24.54     15.40       23.22

  Russell 2000 Growth Index                  -22.43      7.14        5.83

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/ Performance shown for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations, and other restrictions which, if applicable, may have adversely affected performance.

 22 Stock Funds Prospectus

________________________________________________________________________________

     Small Cap Opportunities Fund Class A Calendar Year Returns (%)*

     '94               4.45
     '95              49.08
     '96              22.56
     '97              27.43
     '98              -9.32
     '99              13.82
     '00              30.69

Best .: Q2 `97 . 18.72%              Worst Qtr.: Q3 `98 . -23.23%


* Returns do not reflect sales charges. If they did, returns would be lower.

  Average annual total return (%)/1/
                                                                Since
  for the period ended 12/31/00           1 year    5 years   Inception/3/

  Class A (Incept. 10/9/96)/2/             23.18     14.70       18.24

  Class B (Incept. 11/8/96)/2/             24.73     14.97       18.29

  Russell 2000 Index                       -3.02     10.31       15.53

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and adjusted to reflect the fees and expenses of this Class.
/3/ The predecessor class of shares incepted on August 1, 1993.

                                                       Stock Funds Prospectus 23

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund Shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               All Funds
                                                                          ----------------------------------------------------------
                                                                              CLASS A           CLASS B         CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                            5.75%              None            None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)              None/1/            5.00%           1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Diversified Equity              Diversified
                                                                          Fund/4/                    Small Cap Fund
                                                       -----------------------------------------------------------------------------
                                                            CLASS A       CLASS B     CLASS C      CLASS A     CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                              0.89%         0.89%       0.89%        0.99%       0.99%
Distribution (12b-1) Fees                                    0.00%         0.75%       0.75%        0.00%       0.75%
Other Expenses/2/                                            0.71%         0.72%       1.40%        0.87%       0.96%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.60%         2.36%       3.04%        1.86%       2.70%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                                                   --             --          --         0.46%       0.55%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                                               --             --          --         1.40%       2.15%
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Growth Equity                  International
                                                                           Fund                           Fund
                                                       -----------------------------------------------------------------------------
                                                            CLASS A       CLASS B     CLASS C      CLASS A     CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                              1.09%         1.09%       1.09%        1.00%       1.00%
Distribution (12b-1) Fees                                    0.00%         0.75%       0.75%        0.00%       0.75%
Other Expenses/2/                                            0.73%         0.86%       0.91%        1.09%       1.22%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.82%         2.70%       2.75%        2.09%       2.97%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                                                  0.32%         0.45%       0.50%        0.34%       0.47%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                                              1.50%         2.25%       2.25%        1.75%       2.50%
------------------------------------------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses are based on estimated amounts for the current fiscal year.

24  Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
             Equity Income                  Equity Index                      Equity Value                    Growth
                 Fund                           Fund                              Fund                         Fund
------------------------------------------------------------------------------------------------------------------------------------
     CLASS A    CLASS B     CLASS C     CLASS A     CLASS B         CLASS A      CLASS B      CLASS C   CLASS A    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
      0.75%      0.75%       0.75%       0.25%       0.25%           0.75%        0.75%        0.75%     0.75%      0.75%
      0.00%      0.75%       0.75%       0.00%       0.75%           0.00%        0.75%        0.75%     0.00%      0.75%
      0.65%      0.63%       0.55%       0.60%       0.71%           0.81%        0.86%        0.70%     0.69%      0.74%
------------------------------------------------------------------------------------------------------------------------------------
      1.40%      2.13%       2.05%       0.85%       1.71%           1.56%        2.36%        2.20%     1.44%      2.24%
------------------------------------------------------------------------------------------------------------------------------------
      0.30%      0.28%       0.20%       0.18%       0.30%           0.38%        0.43%        0.27%     0.32%      0.37%
------------------------------------------------------------------------------------------------------------------------------------
      1.10%      1.85%       1.85%       0.67%       1.41%           1.18%        1.93%        1.93%     1.12%      1.87%
------------------------------------------------------------------------------------------------------------------------------------

            International                  Large Company                      Mid Cap                    Small Cap Growth
             Equity Fund                    Growth Fund                     Growth Fund                       Fund/4/
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS A   CLASS B  CLASS C   CLASS A     CLASS B    CLASS C    CLASS A   CLASS B    CLASS C    CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
      1.00%     1.00%    1.00%     0.75%       0.75%      0.75%      0.75%     0.75%      0.75%      0.90%     0.90%      0.90%
      0.00%     0.75%    0.75%     0.00%       0.75%      0.75%      0.00%     0.75%      0.75%      0.00%     0.75%      0.75%
      1.20%     1.39%    1.44%     0.55%       0.66%      0.66%      1.38%     1.38%      1.38%      0.96%     1.07%      0.79%
------------------------------------------------------------------------------------------------------------------------------------
      2.20%     3.14%    3.19%     1.30%       2.16%      2.16%      2.13%     2.88%      2.88%      1.86%     2.72%      2.44%
-----------------------------------------------------------------------------------------------------------------------------------
      0.45%     0.64%    0.69%     0.10%       0.41%      0.41%      0.73%     0.73%      0.73%        --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
      1.75%     2.50%    2.50%     1.20%       1.75%      1.75%      1.40%     2.15%      2.15%        --        --         --
-----------------------------------------------------------------------------------------------------------------------------------

/3/ The advisor has committed through January 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.
/4/ The actual expenses incurred by these Funds may be lower than the total
    (gross) amounts shown above in certain instances as a result of fee waivers. Based on fee waiver arrangements for the upcoming year, actual expense ratios for the Funds and share classes indicated are not expected to exceed the following amounts: Diversified Equity Fund - Class A: 1.25%, Class B:
    2.00%, Class C: 2.00%; Small Cap Growth Funds - Class A: 1.40%, Class B:
    2.15%, Class C: 2.15%.

                                                       Stock Funds Prospectus 25

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
                                            Small Cap              Specialized Health               Specialized
                                        Opportunities Fund           Sciences Fund                Technology Fund
                                       ---------------------------------------------------------------------------------------------
                                       CLASS A       CLASS B   CLASS A   CLASS B    CLASS C   CLASS A    CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                         0.90%         0.90%     0.95%     0.95%      0.95%     1.05%      1.05%     1.05%
Distribution (12b-1) Fees               0.00%         0.75%     0.00%     0.75%      0.75%     0.00%      0.75%     0.75%
Other Expenses/2/                       0.76%         0.56%     0.87%     0.87%      0.87%     0.96%      0.96%     0.96%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      1.66%         2.21%     1.82%     2.57%      2.57%     2.01%      2.76%     2.76%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                             0.26%         0.06%     0.17%     0.17%      0.17%     0.26%      0.26%     0.26%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                         1.40%         2.15%     1.65%     2.40%      2.40%     1.75%      2.50%     2.50%
------------------------------------------------------------------------------------------------------------------------------------

/2/ Other expenses are based on estimated amounts for the current fiscal year. /3/ The advisor has committed through January 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

26  Stock Funds Prospectus

                                    This page intentionally left blank
----------------------------------------------------------------------

Stock Funds
--------------------------------------------------------------------------------

  EXAMPLE OF EXPENSES

  These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Diversified Equity               Diversified
                                                                              Fund                    Small Cap Fund
                                                            ------------------------------------------------------------------------
                                                                CLASS A      CLASS B     CLASS C    CLASS A    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
      1 YEAR                                                    $   728      $   739     $   407    $   709    $   718
      3 YEARS                                                   $ 1,051      $ 1,036     $   939    $ 1,084    $ 1,086
      5 YEARS                                                   $ 1,396      $ 1,460     $ 1,596    $ 1,483    $ 1,581
     10 YEARS                                                   $ 2,366      $ 2,418     $ 3,355    $ 2,594    $ 2,693
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Growth Equity              International               International
                                             Fund                        Fund                    Equity Fund
                             -------------------------------------------------------------------------------------------------------
                                 CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
      1 YEAR                     $   719    $   728    $   328    $   743    $   753    $   743    $   753    $   353
      3 YEARS                    $ 1,085    $ 1,096    $   806    $ 1,161    $ 1,174    $ 1,183    $ 1,209    $   919
      5 YEARS                    $ 1,475    $ 1,590    $ 1,410    $ 1,605    $ 1,721    $ 1,648    $ 1,789    $ 1,609
     10 YEARS                    $ 2,565    $ 2,686    $ 3,044    $ 2,831    $ 2,952    $ 2,930    $ 3,083    $ 3,447
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Diversified Equity             Diversified
                                                                               Fund                  Small Cap Fund
                                                               ---------------------------------------------------------------------
                                                                  CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
      1 YEAR                                                          728    $   239    $   307    $   709    $   218
      3 YEARS                                                     $ 1,051    $   736    $   939    $ 1,084    $   786
      5 YEARS                                                     $ 1,396    $ 1,260    $ 1,596    $ 1,483    $ 1,381
     10 YEARS                                                     $ 2,366    $ 2,418    $ 3,355    $ 2,594    $ 2,693
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Growth Equity              International
                                                                              Fund                        Fund
                                                               ---------------------------------------------------------------------
                                                                  CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
      1 YEAR                                                      $   719    $   228    $   228    $   743    $   253
      3 YEARS                                                     $ 1,085    $   796    $   802    $ 1,161    $   874
      5 YEARS                                                     $ 1,475    $ 1,390    $ 1,410    $ 1,605    $ 1,521
     10 YEARS                                                     $ 2,565    $ 2,686    $ 3,044    $ 2,831    $ 2,952
------------------------------------------------------------------------------------------------------------------------------------

 28   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
           Equity Income                   Equity Index         Equity Value                 Growth Fund
               Fund                           Fund                  Fund
---------------------------------------------------------------------------------------------------------------------
     CLASS A    CLASS B   CLASS C    CLASS A    CLASS B   CLASS A   CLASS B    CLASS C     CLASS A   CLASS B
---------------------------------------------------------------------------------------------------------------------
     $  681     $  688    $  288      $  640    $  644     $  688   $  696     $  296      $  683    $  690
     $  965     $  940    $  623      $  814    $  810     $1,004   $  995     $  662      $  975    $  965
     $1,270     $1,318    $1,085      $1,003    $1,100     $1,342   $1,422     $1,155      $1,288    $1,366
     $2,134     $2,166    $2,363      $1,548    $1,658     $2,294   $2,369     $2,513      $2,174    $2,249
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   Large Company                 Mid Cap Growth                  Small Cap Growth
                   Growth Fund                        Fund                             Fund
---------------------------------------------------------------------------------------------------------------------
        CLASS A   CLASS B    CLASS C     CLASS A   CLASS B     CLASS C     CLASS A    CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------------
        $  690   $     678   $  278      $  709    $    718    $   318     $  753     $   775   $    347
        $  954   $     937   $  637      $1,137    $  1,123    $   823     $1,126     $ 1,144   $    761
         1,238   $   1,322   $1,122      $1,590    $  1,654    $ 1,454     $1,523     $ 1,640   $  1,301
         2,044   $   2,138   $2,461      $2,841    $  2,890    $ 3,152     $2,629     $ 2,747   $  2,776
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
          Equity Income                   Equity Index                   Equity Value              Growth
               Fund                          Fund                            Fund                   Fund
---------------------------------------------------------------------------------------------------------------------
   CLASS A     CLASS B     CLASS C     CLASS A   CLASS B     CLASS A     CLASS B    CLASS C   CLASS A  CLASS B
---------------------------------------------------------------------------------------------------------------------
     $  681    $  188      $  188      $  640    $  144      $  688      $  196     $  196    $  683   $  190
     $  965    $  640      $  623      $  814    $  510      $1,004      $  695     $  662    $  975   $  665
     $1,270    $1,118      $1,085      $1,003    $  900      $1,342      $1,222     $1,155    $1,288   $1,166
     $2,134    $2,166      $2,363      $1,548    $1,658      $2,294      $2,369     $2,513    $2,174   $2,249
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
            International                Large Company                   Mid Cap               Small Cap Growth
             Equity Fund                  Growth Fund                   Growth Fund                  Fund
----------------------------------------------------------------------------------------------------------------------
   CLASS A     CLASS B    CLASS C  CLASS A   CLASS B  CLASS C  CLASS A CLASS B   CLASS C   CLASS A  CLASS B  CLASS C
----------------------------------------------------------------------------------------------------------------------
     $  743    $  253     $  253   $  690    $  178   $  178  $   709  $   218   $   218   $  753    $  275   $  247
     $1,183    $  909     $  919   $  954    $  637   $  637  $ 1,137  $   823   $   823   $1,126    $  844   $  761
     $1,648    $1,589     $1,609   $1,238    $1,122   $1,122  $ 1,590  $ 1,654   $ 1,454   $1,523    $1,440   $1,301
     $2,930    $3,083     $3,447   $2,044    $2,138   $2,461  $ 2,841  $ 2,890   $ 3,152   $2,629    $2,747   $2,776
----------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 29

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

  EXAMPLE OF EXPENSES

  These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------------------------------
                            Small Cap           Specialized Health                    Specialized
                        Opportunities Fund        Sciences Fund                      Technology Fund
                     -----------------------------------------------------------------------------------
                      CLASS A    CLASS B      CLASS A   CLASS B  CLASS C     CLASS A  CLASS B   CLASS C
--------------------------------------------------------------------------------------------------------
1 YEAR                $  709     $  718       $  733    $  743   $  343      $  743   $  753     $  353
3 YEARS               $1,044     $  985       $1,099    $1,083   $  783      $1,146   $1,132     $  832
5 YEARS               $1,402     $1,179       $1,489    $1,550   $1,350      $1,573   $1,636     $1,436
10 YEARS              $2,407     $2,336       $2,576    $2,623   $2,892      $2,759   $2,807     $3,071
--------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------------------------------
                           Small Cap                   Specialized Health             Specialized
                      Opportunities Fund                 Sciences Fund               Technology Fund
                     -----------------------------------------------------------------------------------
                      CLASS A    CLASS B     CLASS A    CLASS B  CLASS C    CLASS A  CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------
1     YEAR            $  709     $  218       $  733    $  243   $  243      $  743   $  253     $  253
3     YEARS           $1,044     $  685       $1,099    $  783   $  783      $1,146   $  832     $  832
5     YEARS           $1,402     $1,179       $1,489    $1,350   $1,350      $1,573   $1,436     $1,436
10    YEARS           $2,407     $2,336       $2,576    $2,623   $2,892      $2,759   $2,807     $3,071
--------------------------------------------------------------------------------------------------------

30 Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     Core/Gateway
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with a Fund's investment objective. Through this structure Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a Gateway fund are understood to refer to the investment activities of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                    Stock Funds Prospectus    31

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                           Allocation

     Index Portfolio                                        25%
     Equity Income Portfolio                                25%
     Large Company Style                                    25%
        Large Company Growth Portfolio                                 20%
        Disciplined Growth Portfolio                                    5%
     Diversified Small Cap Style                            10%
        Small Cap Index Portfolio                                     2.5%
        Small Company Growth Portfolio                                2.5%
        Small Company Value Portfolio                                 2.5%
        Small Cap Value Portfolio                                     2.5%
     International Style                                    15%
        International Portfolio                                      8.50%
        International Equity Portfolio                               6.50%
     TOTAL FUND ASSETS                                     100%

32    Stock Funds Prospectus

________________________________________________________________________________

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 114 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 116 for the professional summaries for these managers.

     Core Portfolio          Sub-Advisor             Portfolio Manager(s)

     Index                   WCM                     David D. Sylvester and
                                                     Laurie R. White

     Equity Income           WCM                     David L. Roberts, CFA and
                                                     Gary J. Dunn, CFA

     Large Company Growth    Peregrine               John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA

     Disciplined Growth      Smith                   Stephen S. Smith, CFA

     Small Cap Index         WCM                     David D. Sylvester and
                                                     Laurie R. White

     Small Company Growth    Peregrine               Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA

     Small Company Value     Peregrine               Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA

     Small Cap Value         Smith                   Stephen S. Smith, CFA

     International           Schroder                Michael Perelstein

     International Equity    WCM                     Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA

     ___________________________________________________________________________

     Important Risk Factors
     Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    33

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                  CLASS A SHARES--COMMENCED
                                                  ON MAY 2, 1996
                                               ----------------------------------------------------------------------------------
                                                  Sept. 30,     Sept. 30,      May 31,       May 31,       May 31,     May 31,
For the period ended:                                2000        1999/1/        1999          1998          1997        1996/6/
                                               ----------------------------------------------------------------------------------
Net asset value, beginning of period              $  48.01      $  48.25      $  43.06      $  36.51      $  30.56     $  29.89

Income from investment operations:
   Net investment income (loss)                       0.16          0.07          0.08          0.16          0.20         0.02
   Net realized and unrealized gain (loss)
     on investments                                   7.39         (0.31)         6.29          8.99          6.10         0.65

Total from investment operations                      7.55         (0.24)         6.37          9.15          6.30         0.67

Less distributions:
   Dividends from net investment income              (0.16)         0.00         (0.20)        (0.27)        (0.16)        0.00
   Distributions from net realized gain              (2.67)         0.00         (0.98)        (2.33)        (0.19)        0.00

Total from distributions                             (2.83)         0.00         (1.18)        (2.60)        (0.35)        0.00

Net asset value, end of period                    $  52.73      $  48.01      $  48.25      $  43.60      $  36.51     $  30.56

Total return (not annualized)/5/                     15.99%        (0.50%)       15.08%        26.08%        20.75%        2.24%

Ratios/supplemental data:
   Net assets, end of period (000s)               $ 95,646      $ 70,624      $ 69,768      $ 56,350      $ 25,271     $  2,699

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets/2/         1.00%         1.00%         1.00%         1.00%         1.02%        1.52%
   Ratio of net investment income (loss) to
     average net assets                               0.31%         0.45%         0.47%         0.60%         0.81%        1.88%

Portfolio turnover                                      38%/3/        13%/3/        35%/3/        23%/3/        48%           6%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses(annualized)/2,4/                          1.51%         1.20%         1.22%         1.20%         1.40%        4.06%


/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. /6/ The Fund changed its fiscal year-end from October 31 to May 31.

34    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


CLASS B SHARES -- COMMENCED                                                              CLASS C SHARES -- COMMENCED
ON MAY 6, 1996                                                                           ON OCTOBER 1, 1998
-------------------------------------------------------------------------------------------------------------------------------
  Sept. 30,      Sept. 30,       May 31,       May 31,      May 31,      May 31,           Sept. 30     Sept. 30,       May 31,
    2000          1999/1/         1999          1998         1997         1996/6/            2000        1999/1/         1999
-------------------------------------------------------------------------------------------------------------------------------
  $  47.33       $  47.69      $  42.69       $ 36.31      $ 30.54       $29.41              $47.90       $48.26        $38.71


     (0.18)         (0.04)        (0.11)        (0.06)        0.03         0.02               (0.07)        0.08          0.08

      7.22          (0.32)         6.09          8.85         6.00         1.11                7.20        (0.44)        10.65

      7.04          (0.36)         5.98          8.79         6.03         1.13                7.13        (0.36)        10.73


      0.00           0.00          0.00         (0.08)       (0.07)        0.00                0.00         0.00         (0.20)
     (2.67)          0.00         (0.98)        (2.33)       (0.19)        0.00               (2.67)        0.00         (0.98)

     (2.67)          0.00         (0.98)        (2.41)       (0.26)        0.00               (2.67)        0.00         (1.18)

  $  51.70       $  47.33      $  47.69       $ 42.69      $ 36.31       $30.54              $52.36       $47.90        $48.26

     15.10%         (0.75%)       14.24%        25.13%       19.86%        3.84%              15.11%       (0.75%)       28.02%


  $143,472       $113,874      $111,106       $81,548      $33,870       $2,447              $8,526       $2,018        $  542


      1.75%          1.75%         1.75%         1.75%        1.76%        2.37%               1.75%        1.75%         1.75%

     (0.44%)        (0.30%)       (0.28%)       (0.15%)       0.09%        1.24%              (0.40%)      (0.28%)       (0.28%)

        38%/3/         13%/3/        35%/3/        23%/3/       48%           6%                 38%/3/       13%/3/        35%/3/


      2.28%          2.20%         2.22%         2.19%        2.41%        4.95%               2.95%        2.63%         5.15%

                                                       Stock Funds Prospectus 35

Diversified Small Cap Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

         -----------------------------------------------------------------------

         Investment Strategies
         The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities."Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

         We invest in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 4 core portfolios.

         -----------------------------------------------------------------------

         Permitted Investments
         The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation with moderate annual return volatility.

         -----------------------------------------------------------------------

         Portfolio Allocation
         As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

         Investment Style/Portfolios                             Allocation

         Small Cap Index Portfolio                                  25%
         Small Company Growth Portfolio                             25%
         Small Company Value Portfolio                              25%
         Small Cap Value Portfolio                                  25%
         TOTAL FUND ASSETS                                         100%

 36  Stock Funds Prospectus

________________________________________________________________________________

     Portfolio Management

     Please see the "Description of Core Portfolios" section on page 114 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 116 for the professional summaries for these managers.

     Core Portfolio                 Sub-Advisor      Portfolio Manager(s)

     Small Cap Index                WCM              David D. Sylvester and
                                                     Laurie R. White

     Small Company Growth           Peregrine        Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA

     Small Company Value            Peregrine        Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA

     Small Cap Value                Smith            Stephen S. Smith, CFA


     ---------------------------------------------------------------------------

     Important Risk Factors

     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings, and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 37

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------

 This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                CLASS A SHARES                               CLASS B SHARES
                                                COMMENCED ON                                 COMMENCED ON
                                                OCTOBER 1, 1998                              OCTOBER 1, 1998
                                               ------------------------------------------------------------------------------
                                                Sept. 30,     Sept. 30,     May 31,          Sept. 30,  Sept. 30,     May 31,
For the period ended:                             2000           1999 /1/    1999               2000       1999/1/     1999
                                               ------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.54        $ 9.52      $ 7.77           $ 8.96       $ 8.96      $ 7.97

Income from investment operations:
   Net investment income (loss)                     0.00         (0.01)      (0.02)           (0.10)       (0.03)      (0.03)
   Net realized and unrealized gain (loss)
        on investments                              2.26          0.03        1.77             2.13         0.03        1.02

Total from investment operations                    2.26          0.02        1.75             2.03         0.00        0.99

Less distributions:
   Dividends from net investment income             0.00          0.00        0.00/2/          0.00         0.00        0.00
   Distributions from net realized gain             0.00          0.00        0.00             0.00         0.00        0.00

Total from distributions                            0.00          0.00        0.00             0.00         0.00        0.00

Net asset value, end of period                    $11.80        $ 9.54      $ 9.52           $10.99       $ 8.96      $ 8.96

Total return (not annualized)/6/                   23.69%         0.21%      22.52%           22.66%        0.00%      12.42%

Ratios/supplemental data:
   Net assets, end of period (000s)               $  675        $1,271      $1,504           $  826       $  557      $  476

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets/3/       1.40%         1.40%       1.40%            2.15%        2.15%       1.99%
   Ratio of net investment income (loss) to
        to average net assets                      (0.20%)       (0.28%)     (0.22%)          (0.90%)      (1.14%)     (0.84%)

Portfolio turnover/4/                                121%           39%        112%             121%          39%        112%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
     expenses (annualized)/3, 5/                    1.91%         2.56%       2.30%            2.77%        4.21%       5.63%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/  Actual dividends per share were less than $0.01.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

38  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 65% of total assets in income-producing equity securities;
          and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 2000, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets. We may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

 40  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
---------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                       CLASS A SHARES--COMMENCED
                                                       ON MAY 2, 1996
                                                    ------------------------------------------------------------------------------
                                                       Sept. 30,     Sept. 30,     May 31,      May 31,      May 31,     May 31,
For the period ended:                                    2000         1999/1/        1999        1998         1997        1996

                                                    ------------------------------------------------------------------------------
Net asset value, beginning of period                   $  44.20      $  46.36      $  41.19      $ 33.16     $ 27.56     $ 26.94

Income from investment operations:
   Net investment income (loss)                            0.44          0.17          0.51         0.52        0.57        0.07
   Net realized and unrealized gain (loss)
     on investments                                        0.10         (2.09)         5.45         8.77        5.54        0.55

Total from investment operations                           0.54         (1.92)         5.96         9.29        6.11        0.62

Less distributions:
   Dividends from net investment income                   (0.42)        (0.24)        (0.53)       (0.54)      (0.51)       0.00
   Distributions from net realized gain                   (3.04)         0.00         (0.26)       (0.72)       0.00        0.00

Total from distributions                                  (3.46)        (0.24)        (0.79)       (1.26)      (0.51)       0.00

Net asset value, end of period                         $  41.28      $  44.20      $  46.36      $ 41.19     $ 33.16     $ 27.56

Total return (not annualized)/5/                           1.17%        (4.16%)       14.74%       28.64%      22.40%       2.30%

Ratios/supplemental data:
   Net assets, end of period (000s)                    $196,314      $109,081      $105,162      $75,144     $43,708     $31,448

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                 1.10%/2/      0.85%/2/      0.85%/2/     0.85%/2/    0.85%       0.91%
   Ratio of net investment income (loss) to
     average net assets                                    1.07%         1.12%         1.23%        1.44%       1.95%       3.69%

Portfolio turnover                                            9%/3/         5%/3/         3%/3/        3%/3/       5%          1%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses(annualized)/4/                                 1.28%/2/      0.90%/2/      0.93%/2/     0.91%/2/    0.93%       1.91%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

42   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

          CLASS B SHARES--COMMENCED                                                   CLASS C SHARES--COMMENCED ON
          ON MAY 2, 1996                                                              OCTOBER 1, 1998
------------------------------------------------------------------------------------------------------------------------
      Sept. 30,      Sept. 30,      May 31,     May 31,      May 31,      May 31,   Sept. 30,     Sept. 30,     May 31,
        2000          1999/1/        1999         1998        1997         1996       2000         1999/1/        1999
------------------------------------------------------------------------------------------------------------------------
    $  44.17      $  46.27       $  41.12     $ 33.09      $  27.54     $  26.94   $ 45.30      $ 47.49       $  37.26


        0.11          0.05           0.19        0.24          0.36         0.02      0.19         0.08           0.47

        0.11         (2.08)          5.45        8.75          5.52         0.58      0.03        (2.17)         10.39

        0.22         (2.03)          5.64        8.99          5.88         0.60      0.22        (2.09)         10.86


       (0.13)        (0.07)         (0.23)      (0.24)        (0.33)        0.00     (0.16)       (0.10)         (0.48)
       (3.04)         0.00          (0.26)      (0.72)         0.00         0.00     (3.04)        0.00          (0.15)

       (3.17)        (0.07)         (0.49)      (0.96)        (0.33)        0.00     (3.20)       (0.10)         (0.63)

    $  41.22      $  44.17       $  46.27     $ 41.12      $  33.09     $  27.54   $ 42.32      $ 45.30       $  47.49

        0.41%        (4.40%)        13.90%      27.67%        21.48%        2.23%     0.41%       (4.41%)        28.55%


    $152,682      $118,792       $106,688     $67,385      $ 33,626     $ 17,318   $ 7,115      $ 2,124       $  1,106

        1.85%/2/      1.60%/2/       1.60%/2/    1.60%/2/      1.59%/2/     1.72%     1.85%/2/     1.60%/2/       1.60%/2/

        0.28%         0.37%          0.48%       0.69%         1.24%        2.92%     0.29%        0.42%          0.48%

           9%/3/         5%/3/          3%/3/       3%/3/         5%           1%        9%/3/        5%/3/          3%/3/

        2.03%/2/      1.90%/2/       1.94%/2/    1.91%/2/      1.96%        2.63%     1.96%/2/     2.37%/2/       4.37%/2/

                                                       Stock Funds Prospectus 43

Equity Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David D. Sylvester; Laurie R. White

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the S&P 500 Index before fees and expenses.

     ---------------------------------------------------------------------------

     Investment Policies
     We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . in a diversified portfolio of common stocks designed to replicate the holdings and weightings of the stocks listed on the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest-rate swaps and index swaps.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

44  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                                CLASS A SHARES--COMMENCED
                                                                ON JANUARY 25, 1984
                                                           -------------------------------------------------------------------
                                                                Sept. 30,         Sept. 30,         Sept. 30,
For the period ended:                                             2000              1999              1998/1/
                                                           -------------------------------------------------------------------
Net asset value, beginning of period                          $  78.14          $  64.93           $  70.32

Income from investment operations:
   Net investment income (loss)                                   0.33              0.53               0.33
   Net realized and unrealized gain (loss)
     on investments                                               9.36             16.54              (5.39)

Total from investment operations                                  9.69             17.07              (5.06)

Less distributions:
   Dividends from net investment income                          (0.10)            (0.53)             (0.33)
   Distributions from net realized gain                          (3.19)            (3.33)              0.00

Total from distributions                                         (3.29)            (3.86)             (0.33)

Net asset value, end of period                                $  84.54          $  78.14           $  64.93

Total return (not annualized)/6/                                 12.43%            26.82%             (7.22%)

Ratios/supplemental data:
   Net assets, end of period (000s)                           $596,083          $611,111           $518,778

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                        0.71%             0.71%              0.71%
   Ratio of net investment income (loss) to
     average net assets                                           0.54%             0.68%              0.94%

Portfolio turnover                                                   8%                6%                 6%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses (annualized)/7/            0.85%             0.80%              0.77%

/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ The Fund changed its fiscal year-end from December 31 to September 30.
/4/ Reflects activity of the Master Portfolio prior to December 15, 1997.
/5/ Represents activity for the Fund's stand-alone period only. The portfolio turnover rate for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996, was 3%.
/6/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. /7/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

46 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                  CLASS B SHARES--COMMENCED
                                                                  ON FEBRUARY 17, 1998
------------------------------------------------------------------------------------------------------------------------
          March 31,     March 31,     Sept. 30,      Dec. 31,     Sept. 30,      Sept. 30,      Sept. 30,     March 31,
            1998          1997/2/       1996/3/        1995         2000           1999           1998/1/       1998
------------------------------------------------------------------------------------------------------------------------
         $  49.60      $  46.24     $   41.45     $   31.42    $   78.19        $  65.03        $  70.41     $  65.18

             0.48          0.25          0.42          0.59        (0.16)          (0.03)           0.04        (0.01)

            22.31          4.61          4.79         10.65         9.22           16.52           (5.38)        5.24

            22.79          4.86          5.21         11.24         9.06           16.49           (5.34)        5.23

            (0.48)        (0.25)        (0.42)        (0.59)        0.00            0.00           (0.04)        0.00
            (1.59)        (1.25)         0.00         (0.62)       (3.19)          (3.33)           0.00         0.00

            (2.07)        (1.50)        (0.42)        (1.21)       (3.19)          (3.33)          (0.04)        0.00

         $  70.32      $  49.60     $   46.24     $   41.45    $   84.06        $  78.19        $  65.03     $  70.41

            46.48%        10.63%        12.60%        35.99%       11.58%          25.86%          (7.59%)       8.02%


         $578,882      $406,739     $ 370,439     $ 327,208    $  96,378        $ 66,931        $ 17,499     $  3,811


             0.89%/4/      0.97%/4/      1.01%/4/      0.96%        1.46%           1.45%           1.45%        1.45%

             0.80%/4/      1.02%/4/      1.28%/4/      1.59%        0.21%)         (0.06%)          0.14%       (0.19%)

                4%/4/         2%/4/         1%/4,5/       6%           8%              6%              6%           4%


             0.95%/4/      1.07%/4/      1.08%/4/      1.00%        1.72%           1.61%           1.58%        1.64%

                                                       Stock Funds Prospectus 47

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allan White; Gregg Giboney, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low valuations, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through ADRs and similar investments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stocks and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, we may not achieve our objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

48   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information for periods subsequent to September 30, 1995, which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                                  CLASS A SHARES--COMMENCED
                                                                  ON JULY 2, 1990
                                                               ---------------------------------------------------------------------
                                                                  Sept. 30,     Sept. 30,   Sept. 30,    March 31,    March 31,
    For the period ended:                                           2000          1999       1998/1/       1998        1997/2/
                                                               ---------------------------------------------------------------------
    Net asset value, beginning of period                        $    14.25       $  14.93    $  18.15     $  14.43     $  12.66

    Income from investment operations:

       Net investment income (loss)                                   0.05           0.14        0.09         0.17         0.08
       Net realized and unrealized gain (loss)
         on investments                                               1.52           0.58       (3.22)        5.58         1.89

    Total from investment operations                                  1.57           0.72       (3.13)        5.75         1.97

    Less distributions:
       Dividends from net investment income                          (0.03)         (0.14)      (0.09)       (0.17)       (0.08)
       Distributions from net realized gain                          (2.27)         (1.26)       0.00        (1.86)       (0.12)

    Total from distributions                                         (2.30)         (1.40)      (0.09)       (2.03)       (0.20)

    Net asset value, end of period                              $    13.52       $  14.25    $  14.93     $  18.15     $  14.43

    Total return (not annualized)/4/                                 12.12%          4.34%     (17.27%)      41.76%       15.63%

    Ratios/supplemental data:
       Net assets, end of period (000s)                         $   24,605       $ 31,764    $ 43,679     $ 52,392     $ 20,798

    Ratios to average net assets (annualized):

       Ratio of expenses to average net assets                        1.18%          1.17%       1.09%        1.07%        1.05%
       Ratio of net investment income (loss) to
         average net assets                                           0.32%          0.85%       1.06%        1.03%        1.14%

    Portfolio turnover                                                 117%            72%         23%          50%          45%

    Ratio of expenses to average net assets prior to
       waived fees and reimbursed expenses (annualized)/5/            1.54%          1.26%       1.09%        1.16%        1.12%

/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ The Fund changed its investment advisor during this fiscal year.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. /5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/ Per share data based upon average monthly shares outstanding.

50    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              CLASS B SHARES--COMMENCED                                            CLASS C SHARES--COMMENCED
                              ON SEPTEMBER 6, 1996                                                 ON  APRIL 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,  Sept. 30,  March 31,   March 31,  Sept. 30,   Sept.30,   Sept. 30,  Sept. 30,
       1996/3/     1995        2000        1999       1998/1/    1998        1997/2/    1996/3/     2000       1999       1998/1/
------------------------------------------------------------------------------------------------------------------------------------
       $  13.27   $   12.36    $  11.68   $   12.23   $  14.86   $  11.81   $   10.34    $ 10.00   $  11.68    $  12.23   $  14.86

           0.20        0.24/6/    (0.03)       0.02       0.02       0.05        0.01       0.00      (0.04)       0.02       0.02

           1.60        1.63/6/     1.23        0.48      (2.63)      4.57        1.57       0.34       1.23        0.48      (2.63)

           1.80        1.87        1.20        0.50      (2.61)      4.62        1.58       0.34       1.19        0.50      (2.61)

          (0.19)      (0.25)       0.00       (0.02)     (0.02)     (0.05)      (0.01)      0.00       0.00       (0.02)     (0.02)
          (2.22)      (0.71)      (1.86)      (1.03)      0.00      (1.52)      (0.10)      0.00      (1.86)      (1.04)      0.00

          (2.41)      (0.96)      (1.86)      (1.05)     (0.02)     (1.57)      (0.11)      0.00      (1.86)      (1.06)     (0.02)

       $  12.66   $   13.27    $  11.02   $   11.68   $  12.23   $  14.86   $   11.81    $ 10.34   $  11.01    $  11.67   $  12.23

          14.27%      16.58%       1.28%       3.68%    (17.54%)    40.87%      15.31%      3.40%     11.18%       3.69%    (17.57%)

       $ 18,453   $ 170,406    $ 45,636   $  58,490   $ 73,343   $ 72,428   $   2,542    $     0   $    560    $    873   $  1,239

           1.18%       0.96%       1.93%       1.83%      1.81%      1.76%       1.70%      0.00%      1.93%       1.83%      1.83%

           1.73%       1.97%      (0.42%)      0.18%      0.36%      0.42%       0.34%      1.83%     (0.40%)      0.18%      0.41%

             91%         75%        117%         72%        23%        50%         45%        91%       117%         72%        23%

           1.22%       0.98%       2.34%       2.02%      1.81%      1.83%       2.19%       N/A       2.22%       2.32%      2.84%

                                                   Stock Funds Prospectus     51

Growth Fund
--------------------------------------------------------------------------------

         Portfolio Manager:  Kelli Hill; Stephen Biggs

         -----------------------------------------------------------------------

         Investment Objective
         The Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid-to large-capitalization stocks.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

          . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

          . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid- to large-cap index (As of December 31, 2000, this range was from $50 million to $475 billion. The range is expected to change frequently.); and

          . up to 25% of total assets in foreign companies through ADRs and similar investments.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         This Fund is primarily subject to the risks associated with equity securities, including foreign investments, described under Common Risks in the "Summary of Important Risks" section. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

         You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

 52    Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING

                                                          CLASS A SHARES--COMMENCED
                                                          ON AUGUST 2, 1990
                                                          -------------------------------------------------------------------------

                                                          Sept. 30,       Sept. 30,      Sept. 30,      March 31,      March 31,
     For the period ended:                                   2000           1999          1998/1/         1998           1997/2/
                                                           ------------------------------------------------------------------------
     Net asset value, beginning of period                  $  22.85        $  20.48      $  22.09       $  19.20       $  17.91

     Income from investment operations:

        Net investment income (loss)                          (0.05)           0.01          0.05           0.11           0.06
        Net realized and unrealized gain (loss)
             on investments                                    3.07            5.65         (1.61)          6.18           1.34

     Total from investment operations                          3.02            5.66         (1.56)          6.29           1.40

     Less distributions:
        Dividends from net investment income                   0.00           (0.01)        (0.05)         (0.11)         (0.06)
        Distributions from net realized gain                  (3.05)          (3.28)         0.00          (3.29)         (0.05)

     Total from distributions                                 (3.05)          (3.29)        (0.05)         (3.40)         (0.11)

     Net asset value, end of period                        $  22.82        $  22.85      $  20.48       $  22.09       $  19.20

     Total return (not annualized)/4/                         14.40%          29.54%        (7.08%)        34.65%          7.86%

     Ratios/supplemental data:
        Net assets, end of period (000s)                   $311,038        $315,134      $305,309       $365,405       $283,468

     Ratios to average net assets (annualized):

        Ratio of expenses to average net assets                1.12%           1.10%         1.08%          1.12%          1.14%
        Ratio of net investment income (loss) to
          average net assets                                  (0.22%)          0.05%         0.42%          0.53%          0.65%

     Portfolio turnover                                          51%             38%           18%           137%            40%

     Ratio of expenses to average net assets prior to
        waived fees and reimbursed expenses (annualized)/5/    1.42%           1.13%         1.08%          1.13%           N/A

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.
/3/  The Fund changed its fiscal year-end from December 31 to September 30.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 54  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                  CLASS B SHARES--COMMENCED
                                  ON JANUARY 1, 1995
-------------------------------------------------------------------------------------------------------------------------

         Sept. 30,    Dec. 31,    Sept. 30,    Sept. 30,     Sept. 30,    March 31,   March 31,   Sept. 30,   Dec. 31,
          1996/3/       1995        2000        1999           1998/1/      1998        1997/2/    1996/3/      1995
-------------------------------------------------------------------------------------------------------------------------
        $  17.26     $  14.10     $ 16.11      $ 14.53       $ 15.70      $ 13.64     $ 12.74     $ 12.29     $ 10.00


            0.07         0.19       (0.14)       (0.09)        (0.02)       (0.01)       0.00       (0.01)       0.05

            2.00         3.87        2.14         4.00         (1.15)        4.38        0.94        1.42        2.79

            2.07         4.06        2.00         3.91         (1.17)        4.37        0.94        1.41        2.84


           (0.07)       (0.19)       0.00         0.00          0.00         0.00        0.00        0.00       (0.05)
           (1.35)       (0.71)      (2.15)       (2.33)         0.00        (2.31)      (0.04)      (0.96)      (0.50)

           (1.42)       (0.90)      (2.15)       (2.33)         0.00        (2.31)      (0.04)      (0.96)      (0.55)

        $  17.91     $  17.26     $ 15.96      $ 16.11       $ 14.53      $ 15.70     $ 13.64     $ 12.74     $ 12.29

           12.45%       28.90%      13.48%       28.68%        (7.45%)      33.83%       7.36%      11.89%      28.47%


        $254,498     $178,488     $69,433      $60,909       $48,772      $52,901     $23,010     $12,832     $ 4,682


            1.18%        1.18%       1.87%        1.79%         1.79%        1.79%       1.86%       1.93%       1.87%

            0.56%        1.23%      (0.96%)      (0.64%)       (0.29%)      (0.15%)     (0.06%)     (0.12%)      0.43%

              83%         100%         51%          38%           18%         137%         40%         83%        100%


            1.19%        1.21%       2.22%        1.86%         1.79%        1.80%       1.89%       2.03%       2.21%

                                                     Stock Funds Prospectus   55

Growth Equity Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
         -----------------------------------------------------------------------

         Investment Strategies
         The Fund is a Gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style."Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 7 core portfolios and one Wells Fargo Fund.
         -----------------------------------------------------------------------
         Permitted Investments
         We invest primarily in equity securities by combining 3 different equity investment styles--a large company growth style, a diversified small cap style, and an international style. We allocate the assets dedicated to small company investments to 4 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of the Diversified Equity Fund, which blends 5 equity styles.

         The percentage of Fund assets that we invest in each core portfolio or Fund may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations.We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a high level of long-term capital appreciation with moderate annual return volatility.
         -----------------------------------------------------------------------

         Portfolio Allocation
         As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

         Investment Style/Portfolios                           Allocation

         Large Company Style                                  35%
            Large Company Growth Portfolio                          31%
            OTC Growth Fund                                          4%
         Diversified Small Cap Style                          35%
            Small Cap Index Portfolio                             8.75%
            Small Company Growth Portfolio                        8.75%
            Small Company Value Portfolio                         8.75%
            Small Cap Value Portfolio                             8.75%
         International Style                                  30%
            International Portfolio                                 17%
            International Equity Portfolio                          13%
         TOTAL FUND ASSETS                                   100%

 56    Stock Funds Prospectus

________________________________________________________________________________

          Portfolio Management
          Please see the "Description of Core Portfolios" section on page 114 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 116 for the professional summaries for these managers.

          Core Portfolio           Sub-Advisor      Portfolio Manager(s)

          Large Company Growth     Peregrine        John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA

          Small Cap Index          WCM              David D. Sylvester and
                                                    Laurie R. White

          Small Company Growth     Peregrine        Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA

          Small Company Value      Peregrine        Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA

          Small Cap Value          Smith            Stephen S. Smith, CFA

          International            Schroder         Michael Perelstein

          International Equity     WCM              Katherine Schapiro, CFA and
                                                    Stacey Ho, CFA

          ----------------------------------------------------------------------

          Important Risk Factors
          This Fund is primarily subject to the equity market risks described in the Common Risks section. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

          You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 57

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


 FOR A SHARE OUTSTANDING

                                                            CLASS A SHARES--COMMENCED
                                                            ON MAY 2, 1996
                                                          -----------------------------------------------------------
                                                            Sept. 30,    Sept. 30,   May 31,  May 31,       May 31,
For the period ended:                                         2000       1999/1/      1999     1998          1997
                                                          -----------------------------------------------------------
Net asset value, beginning of period                       $ 36.83     $ 36.17     $ 35.73     $ 32.49     $ 29.08

Income from investment operations:
   Net investment income (loss)                              (0.21)      (0.01)      (0.02)      (0.06)      (0.02)
   Net realized and unrealized gain on investments            8.90        0.67        2.56        6.88        4.06

Total from investment operations                              8.69        0.66        2.54        6.82        4.04

Less distributions:
   Dividends from net investment income                       0.00        0.00       (0.03)      (0.04)      (0.04)
   Distributions from net realized gain                      (5.63)       0.00       (2.07)      (3.54)      (0.59)

Total from distributions                                     (5.63)       0.00       (2.10)      (3.58)      (0.63)

Net asset value, end of period                             $ 39.89     $ 36.83     $ 36.17     $ 35.73     $ 32.49

Total return (not annualized)/5/                             25.01%       1.82%       7.57%      22.55%      14.11%

Ratios/supplemental data:
   Net assets, end of period (000s)                        $17,726     $23,750     $17,335     $21,567     $14,146

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets/2/                 1.50%       1.25%       1.25%       1.25%       1.30%
   Ratio of net investment income (loss) to
     average net assets                                      (0.48%)     (0.01%)     (0.08%)     (0.11%)     (0.12%)

Portfolio turnover                                              78%/3/      22%/3/      73%/3/      47%/3/       9%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses (annualized)/2,4/      1.72%       1.45%       1.44%       1.42%       1.95%


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

58    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

               CLASS B SHARES--COMMENCED                                              CLASS C SHARES--COMMENCED
               ON MAY 6, 1996                                                         ON OCTOBER 1, 1998

----------------------------------------------------------------------------------------------------------------------
 May 31,       Sept. 30,    Sept. 30,   May 31,     May 31,     May 31,     May 31,    Sept. 30,    Sept. 30,   May 31,
 1996/6/         2000        1999/1/     1999        1998        1997       1996/6/      2000        1999/9/     1999
----------------------------------------------------------------------------------------------------------------------
  $28.50       $ 35.93     $ 35.39    $ 35.23     $ 32.28       $29.07      $28.18     $36.84       $36.29     $30.66


    0.00         (0.35)      (0.10)     (0.25)      (0.23)       (0.13)       0.00      (0.15)        0.02      (0.13)

    0.58          8.53        0.64       2.48        6.72         3.93        0.89       8.55         0.53       7.86

    0.58          8.18        0.54       2.23        6.49         3.80        0.89       8.40         0.55       7.73


    0.00          0.00        0.00       0.00        0.00         0.00        0.00       0.00         0.00      (0.03)
    0.00         (5.63)       0.00      (2.07)      (3.54)       (0.59)       0.00      (5.63)        0.00      (2.07)

    0.00         (5.63)       0.00      (2.07)      (3.54)       (0.59)       0.00      (5.63)        0.00      (2.10)

  $29.08       $ 38.48     $ 35.93    $ 35.39     $ 35.23       $32.28      $29.07     $39.61       $36.84     $36.29

    2.04%        24.11%       1.53%      6.78%      21.63%       13.28%       3.16%     24.11%        1.52%     25.73%


  $3,338       $25,124     $19,211    $18,976     $16,615       $8,713      $  703     $2,240       $  320     $   60


    2.08%         2.25%       2.00%      2.00%       2.00%        2.04%       2.92%      2.25%        2.00%      2.01%

    0.34%        (1.20%)     (0.76%)    (0.83%)     (0.85%)      (0.82%)     (0.40%)    (1.16%)      (0.87%)    (0.87%)

       7%           78%/3/      22%/3/     73%/3/      47%/3/        9%          7%        78%/3/       22%/3/     73%/3/


    6.40%         2.58%       2.45%      2.45%       2.45%        3.02%       7.44%      2.75%        6.22%     21.40%

                                                    Stock Funds Prospectus    59

International Fund
--------------------------------------------------------------------------------

         Portfolio Manager:            Michael Perelstein

         -----------------------------------------------------------------------

         Investment Objective
         The International Fund seeks long-term capital appreciation by investing in high-quality companies based outside the United States.

         -----------------------------------------------------------------------

         Investment Strategies
         The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest substantially all of our assets in equity securities of high quality foreign companies which are generally based in countries considered to be developed markets, although we may invest in securities of companies based in emerging markets when we believe opportunities for growth exist.

         -----------------------------------------------------------------------

         Permitted Investments
         We may invest in preferred stocks and convertible debt securities and we may hedge against currency risk by using foreign currency forward contracts. We will normally limit our investment in a single issuer to 10% or less of our total assets. We may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

         You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

 60    Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

International Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                            CLASS A SHARES--COMMENCED
                                                            ON APRIL 12, 1995
                                                           -------------------------------------------------------------------
                                                             Sept. 30,      Sept. 30,       May 31,        May 31,
For the period ended:                                          2000          1999/1/         1999           1998
                                                           -------------------------------------------------------------------
Net asset value, beginning of period                          $23.73        $22.78         $23.84        $21.66

Income from investment operations:
   Net investment income (loss)                                (0.06)         0.07           0.04          0.03
   Net realized and unrealized gain (loss) on investments       3.82          0.88          (0.43)         2.35

Total from investment operations                                3.76          0.95          (0.39)         2.38

Less distributions:
   Dividends from net investment income                         0.00          0.00          (0.21)        (0.20)
   Distributions from net realized gain                        (2.39)         0.00          (0.46)         0.00

Total from distributions                                       (2.39)         0.00          (0.67)        (0.20)

Net asset value, end of period                                $25.10        $23.73         $22.78        $23.84

Total return (not annualized)/5/                               15.81%         4.17%         (1.36%)       11.20%

Ratios/supplemental data:
   Net assets, end of period (000s)                           $4,991        $2,726         $2,866        $3,342

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets/2/                   1.75%         1.50%          1.50%         1.47%
   Ratio of net investment income (loss) to
     average net assets                                        (0.26%)        0.92%          0.37%         0.44%

Portfolio turnover                                              1.27%/3/        23%/3/         95%/3/        37%/3/

Ratio of expenses to average net assets prior to waived
fees and reimbursed expenses (annualized)/2, 4/                 2.13%         1.81%          1.80%         1.72%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio gross of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

62    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                              CLASS B SHARES--COMMENCED
                              ON MAY 12, 1995
------------------------------------------------------------------------------------------------------------------------------

May 31,         May 31,       Sept. 30,          Sept. 30,    May 31,       May 31,        May 31,        May 31,
 1997           1996/6/         2000              1999/1/      1999          1998           1997          1996/6/
------------------------------------------------------------------------------------------------------------------------------
$19.82          $17.97        $23.54             $22.66       $23.70        $21.55         $19.71         $17.91


  0.10            0.35         (0.22)              0.02        (0.06)        (0.09)         (0.06)          0.25

  1.94            1.83          3.74               0.86        (0.49)         2.31           1.93           1.83

  2.04            2.18          3.52               0.88        (0.55)         2.22           1.87           2.08


 (0.20)          (0.33)         0.00               0.00        (0.03)        (0.07)         (0.03)         (0.28)
  0.00            0.00         (2.39)              0.00        (0.46)         0.00           0.00           0.00

 (0.20)          (0.33)        (2.39)              0.00        (0.49)        (0.07)         (0.03)         (0.28)

$21.66          $19.82        $24.67             $23.54       $22.66        $23.70         $21.55         $19.71

 10.33%          12.31%        14.85%              3.88%       (2.08%)       10.39%          9.44%         11.79%


$2,240          $1,080        $3,233             $1,960       $1,973        $2,245         $1,667         $  995


  1.43%           1.50%         2.50%              2.25%        2.25%         2.22%          2.18%          2.25%

  0.42%           0.92%        (0.96%)             0.18%       (0.30%)       (0.29%)        (0.34%)        (0.02%)

    48%/3/          14%/3/      1.27%/3/             23%/3/       95%/3/        37%/3/         48%/3/         14%/3/


  1.72%           2.51%         2.88%              2.92%        2.89%         2.81%          2.76%          3.11%

                                                       Stock Funds Prospectus 63

International Equity Fund
--------------------------------------------------------------------------------


     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

     ---------------------------------------------------------------------------
     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions we invest:

     . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

     .  in a minimum of five countries exclusive of the U.S.;

     .  up to 50% of total assets in any one country;

     .  up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of total return, with an emphasis on capital appreciation.

64  Stock Funds Prospectus

________________________________________________________________________________

     Important Risk Factors
     Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  65

International Equity Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                    CLASS A SHARES--COMMENCED
                                                    ON SEPTEMBER 24, 1997
                                                  ---------------------------------------------------------------------

                                                      Sept. 30,       Sept. 30,      Sept. 30,      March 31,
For the period ended:                                   2000            1999          1998/1/         1998
                                                  ---------------------------------------------------------------------
Net asset value, beginning of period               $     12.70        $    9.36      $   11.05      $   10.00

Income from investment operations:
  Net investment income (loss)                            0.11            (0.02)          0.00           0.02
  Net realized and unrealized gain (loss) on
    investments                                           2.64             3.36          (1.69)          1.03

Total from investment operations                          2.75             3.34          (1.69)          1.05

Less distributions:
  Dividends from net investment income                   (0.13)            0.00           0.00           0.00
  Distributions from net realized gain                   (0.08)            0.00           0.00           0.00

Total from distributions                                 (0.21)            0.00           0.00           0.00

Net asset value, end of period                     $     15.24        $   12.70      $    9.36      $   11.05

Total return (not annualized)/2/                         21.65%           35.68%        (15.29)%        10.52%

Ratios/supplemental data:
  Net assets, end of period (000s)                 $    43,659        $  35,779      $  23,857      $  26,770

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 1.75%            1.75%          1.75%          1.75%
  Ratio of net investment income (loss) to
    average net assets                                   (0.31)%          (0.17)%         0.10%          0.35%

Portfolio turnover                                          26%              41%            21%            12%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)/3/                                         2.00%            2.10%          2.06%          2.20%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

66  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


     CLASS B SHARES--COMMENCED                                   CLASS C SHARES--COMMENCED
     ON SEPTEMBER 24, 1997                                       ON APRIL 1, 1998
--------------------------------------------------------------------------------------------------------------------

       Sept. 30,    Sept. 30,      Sept. 30,      March 31,        Sept. 30,    Sept. 30,      Sept. 30,
         2000         1999          1998/1/         1998             2000         1999          1998/1/

--------------------------------------------------------------------------------------------------------------------
       $   12.54    $    9.30      $   11.01      $   10.00      $     12.54    $    9.30      $   11.01

            0.06        (0.10)         (0.03)         (0.01)            0.07        (0.04)         (0.03)

            2.54         3.34          (1.68)          1.02             2.54         3.28          (1.68)

            2.60         3.24          (1.71)          1.01             2.61         3.24          (1.71)

           (0.07)        0.00           0.00           0.00            (0.09)        0.00           0.00
           (0.08)        0.00           0.00           0.00            (0.08)        0.00           0.00

           (0.15)        0.00           0.00           0.00            (0.17)        0.00           0.00

       $   14.99    $   12.54      $    9.30      $   11.01      $     14.98    $   12.54      $    9.30

           20.65%       34.84%        (15.53)%        10.10%           20.72%       34.84%        (15.53)%

       $  63,019    $  37,911      $  30,070      $  33,003      $     2,857    $     673      $     297

            2.50%        2.40%          2.40%          2.40%            2.50%        2.37%          2.40%

           (1.01)%      (0.81)%        (0.56)%        (0.31)%          (0.86)%      (0.78)%        (1.15)%

              26%          41%            21%            12%              26%          41%            21%


            2.95%        2.79%          2.70%          2.84%            3.02%        2.72%          2.66%

                                                      Stock Funds Prospectus  67

Large Company Growth Fund
--------------------------------------------------------------------------------


     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum,CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 2000, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. We may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks associated with equity securities, including foreign investments, described under Common Risks in the "Summary of Important Risks" section. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed above. They are all important to your investment choice.

68   Stock Funds Prospectus

                                      This page intentionally left blank
------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                              CLASS A SHARES--COMMENCED
                                                                              ON OCTOBER 1, 1998
                                                                       --------------------------------------------
                                                                                 Sept. 30,              Sept. 30,
     For the period ended:                                                         2000                  1999/1/
                                                                       --------------------------------------------
     Net asset value, beginning of period                                        $  57.96                $  58.09

     Income from investment operations:
        Net investment income (loss)                                                (0.49)                  (0.12)

        Net realized and unrealized gain (loss)
           on investments                                                           19.16                   (0.01)

     Total from investment operations                                               18.67                   (0.13)

     Less distributions:
        Dividends from net investment income                                         0.00                    0.00
        Distributions from net realized gain                                        (1.60)                   0.00

     Total from distributions                                                       (1.60)                   0.00

     Net asset value, end of period                                              $  75.03                $  57.96

     Total return (not annualized)/5/                                               32.50%                  (0.22%)

     Ratios/supplemental data:
        Net assets, end of period (000s)                                         $303,948                $188,890

     Ratios to average net assets (annualized):
        Ratio of expenses to average net assets/2/                                   1.20%                   1.20%
        Ratio of net investment income (loss) to average net assets                 (0.73%)                 (0.58%)

     Portfolio turnover/3/                                                              9%                      5%
     Ratio of expenses to average net assets prior to
        waived fees and reimbursed expenses (annualized)/2,4/                        1.31%                   1.40%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lowerhad certain expenses not been waived or reimbursed during the period shown.

70    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                                                    CLASS C SHARES--
                                 CLASS B SHARES--COMMENCED                                          COMMENCED
                                 ON OCTOBER 1, 1998                                                 ON NOVEMBER 8, 1999
------------------------------------------------------------------------------------------------------------------------------------
                 May 31,              Sept. 30,              Sept. 30,             May 31,              Sept. 30,
                  1999                  2000                   1999 /1/             1999                  2000
------------------------------------------------------------------------------------------------------------------------------------
             $   38.48             $   54.29              $   54.50            $   39.80              $  59.32


                 (0.16)                (0.72)                 (0.19)               (0.17)                (0.40)

                 20.82                 17.80                  (0.02)               15.92                 12.53

                 20.66                 17.08                  (0.21)               15.75                 12.13


                  0.00                  0.00                   0.00                 0.00                  0.00
                 (1.05)                (1.60)                  0.00                (1.05)                (1.60)

                 (1.05)                (1.60)                  0.00                (1.05)                (1.60)

             $   58.09             $   69.77              $   54.29            $   54.50              $  69.85

                 54.16%                31.75%                 (0.39%)              40.01%                20.72%


             $ 191,233             $ 461,918              $ 201,351            $ 156,870              $ 25,463


                  1.20%                 1.75%                  1.75%                1.76%                 1.75%

                 (0.68%)               (1.28%)                (1.13%)              (1.22%)               (1.29%)

                    28%                    9%                     5%                  28%                    9%


                  1.35%                 2.15%                  2.05%                2.15%                 2.16%

                                                     Stock Funds Prospectus   71

Mid Cap Growth Fund
--------------------------------------------------------------------------------


         Portfolio Managers: Thomas Zeifang, CFA; Christopher Greene

         -----------------------------------------------------------------------

         Investment Objective
         The Mid Cap Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a diversified portfolio of common stocks issued by domestic and foreign companies whose market capitalization falls within the range of the Russell Midcap(R) Growth Index. As of December 31, 2000, the range was $50 million to $22.4 billion, but it is expected to change frequently. We select stocks that we believe have strong earnings growth potential. We diversify the portfolio across economic sectors.

         We focus on mid cap companies that we expect will have above average prospects for capital appreciation.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in mid cap growth-oriented common stocks;

         . in at least 50 common stock issues spread across multiple industry groups and sectors of the economy;

         . up to 25% of total assets in initial public offerings or recent start-ups and newer issues; and

         . no more than 25% of total assets in foreign companies through ADRs and similar investments.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors and Other Considerations
         Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies. We select medium capitalization growth stocks based largely on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

         At the discretion of the Board of Trustees, the Fund may become a Gateway fund in a "core and Gateway" structure. A Gateway fund invests substantially all of its assets in one or more core portfolios and other Wells Fargo Funds whose objectives and investment strategies are consistent with the Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of a larger pool of assets. Core

72    Stock Funds Prospectus

________________________________________________________________________________


          portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined limits. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

          You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 73

Small Cap Growth Fund
--------------------------------------------------------------------------------


         Portfolio Managers: Thomas Zeifang, CFA; Christopher Greene

         -----------------------------------------------------------------------

         Investment Objective
         The Small Cap Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 2000, the range was $3.3 million to $6.1 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

         We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

         . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

         . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

         . no more than 25% of total assets in foreign companies through ADRs and similar investments.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

         -----------------------------------------------------------------------

         Important Risk Factors
         This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

         .  pay low or no dividends;

         .  have smaller market capitalization;

         .  have less market liquidity;

         . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

         .  have aggressive capital structures including high debt levels; or

         . are involved in rapidly growing or changing industries and/or new technologies.

74    Stock Funds Prospectus

________________________________________________________________________________


          Because we invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

          You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                     Stock Funds Prospectus   75

Small Cap Growth Fund
--------------------------------------------------------------------------------

  This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                      CLASS A SHARES--COMMENCED
                                                      ON SEPTEMBER 16, 1996
                                                      ---------------------------------------------------------------
                                                      Sept. 30,    Sept. 30,     Sept. 30,    March 31,     March 31,
For the period ended:                                   2000         1999         1998/1/       1998         1997/2/
                                                      ---------------------------------------------------------------
Net asset value, beginning of period                  $  26.23     $  17.86      $  25.62     $  18.98      $  22.45

Income from investment operations:
   Net investment income (loss)                          (0.08)       (0.18)        (0.09)       (0.06)        (0.01)
   Net realized and unrealized gain
     (loss) on investments                               19.88         9.99         (7.67)        8.76         (3.46)

Total from investment operations                         19.80         9.81         (7.76)        8.70         (3.47)

Less distributions:
   Dividends from net investment income                   0.00         0.00          0.00         0.00          0.00
   Distributions from net realized gain                  (2.55)       (1.44)         0.00        (2.06)         0.00

Total from distributions                                 (2.55)       (1.44)         0.00        (2.06)         0.00

Net asset value, end of period                        $  43.48     $  26.23      $  17.86     $  25.62      $  18.98

Total return (not annualized)/4/                         81.03%       58.81%       (30.29%)      47.03%       (15.46%)

Ratios/supplemental data:
   Net assets, end of period (000s)                   $203,164     $ 16,662      $ 10,899     $ 15,611      $  3,107

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                1.29%        1.35%         1.36%        1.22%/3/      1.10%/3/
   Ratio of net investment income (loss) to
     average net assets                                  (0.78%)      (0.92%)       (0.82%)      (0.43%)/3/    (0.23%)/3/

Portfolio turnover                                         263%         249%          110%         291%           69%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses (annualized)/5/    1.86%        1.53%         1.49%        1.57%/3/      2.80%/3/

 /1/ The Fund changed its fiscal year-end from March 31 to September 30.
 /2/ The Fund changed its fiscal year-end from September 30 to March 31.
 /3/ Ratio includes income and expenses allocated from the Master Portfolio for periods prior to December 15, 1997.
 /4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. /5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

76    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

            CLASS B SHARES--COMMENCED                                                   CLASS C SHARES--COMMENCED
            ON SEPTEMBER 16, 1996                                                       ON DECEMBER 15, 1997
------------------------------------------------------------------------------------------------------------------------------------
Sept. 30,   Sept. 30,      Sept. 30,    Sept. 30,   March 31,   March 31,   Sept. 30,   Sept. 30,  Sept. 30,  Sept. 30,   March 31,
  1996         2000          1999         1998/1/     1998        1997/2/      1996       2000       1999       1998/1/     1998
------------------------------------------------------------------------------------------------------------------------------------
$  22.01    $  25.72       $  17.64     $  25.38    $  18.93    $  22.46    $  22.02    $  25.71   $  17.63   $  25.38    $  21.77


    0.00       (0.14)         (0.36)       (0.18)      (0.11)      (0.04)       0.00       (0.08)     (0.39)     (0.18)       0.08)

    0.44       19.25           9.86        (7.56)       8.61       (3.49)       0.44       19.18       9.89      (7.57)       3.69

    0.44       19.11           9.50        (7.74)       8.50       (3.53)       0.44       19.10       9.50      (7.75)       3.61


    0.00        0.00           0.00         0.00        0.00        0.00        0.00        0.00       0.00       0.00        0.00
    0.00       (2.50)         (1.42)        0.00       (2.05)       0.00        0.00       (2.50)     (1.42)      0.00        0.00

    0.00       (2.50)         (1.42)        0.00       (2.05)       0.00        0.00       (2.50)     (1.42)      0.00        0.00

$  22.45    $  42.33       $  25.72     $  17.64    $  25.38    $  18.93    $  22.46    $  42.31   $  25.71   $  17.63    $  25.38

    2.00%      79.74%         57.66%      (30.50%)     46.02%     (15.72%)      2.00%      79.72%     57.69%    (30.54%)     16.58%

$     96    $116,520      $  18,718    $  13,071   $  15,320   $   1,905   $       0     $28,018  $   1,711  $   1,426   $   2,495


    1.03%/3/    2.04%          2.09%        2.11%       1.92%/3/    1.75%/3/    0.00%       2.04%      2.10%      2.11%       2.10%

   (0.59%)/3/  (1.53%)        (1.67%)      (1.56%)     (1.13%)/3/  (0.85%)      0.00%      (1.53%)    (1.68%)    (1.56%)     (1.17%)

      10%        263%           249%         110%        291%         69%         10%        263%       249%       110%        291%


   38.54%/3/    2.72%          2.29%        2.13%       2.21%/3/    3.55%/3/    0.00%       2.44%      2.68%      2.71%       2.66%



                                                       Stock Funds Prospectus 77

Small Cap Opportunities Fund
--------------------------------------------------------------------------------
(Class A and Class B shares closed to new investors)

          Portfolio Manager: Ira Unschuld

          ----------------------------------------------------------------------

          Investment Objective
          The Small Cap Opportunities Fund seeks long-term capital appreciation.

          ----------------------------------------------------------------------

          Investment Strategies
          We actively manage a diversified portfolio that invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $2.2 billion or less.

          We attempt to identify securities of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. Our assessment of a company's management's competence will be an important consideration. These criteria are not rigid and we may make other investments to achieve the Fund's objective.

          ----------------------------------------------------------------------

          Permitted Investments
          We invest primarily in small cap equity securities, including common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

          We may use options and futures contracts to manage risk.We also may use options to enhance return.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

          ----------------------------------------------------------------------
          Important Risk Factors
          This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

          . pay low or no dividends;

          . have smaller market capitalization;

          . have less market liquidity;

          . have no or relatively short operating histories, or are new public companies or are initial public offerings;

          . have aggressive capital structures including high debt levels; or

          . are involved in rapidly growing or changing industries and/or new technologies.

 78   Stock Funds Prospectus

________________________________________________________________________________

          Because we may invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

          You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed above. They are all important to your investment choice.


                                                       Stock Funds Prospectus 79

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-------------------------------------------------------------------------------------------------------------------
   FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS A  SHARES--COMMENCED
                                                                ON OCTOBER 9,  1996
                                                                ---------------------------------------------------
                                                                Sept. 30,      Sept. 30,     May 31,       May 31,
For the period ended:                                             2000           1999/1/      1999          1998
                                                                ---------------------------------------------------
Net asset value, beginning of period                              $20.50        $20.50        $23.60        $19.83

Income from investment operations:
  Net investment income (loss)                                     (0.23)        (0.04)        (0.11)        (0.07)
  Net realized and unrealized gain (loss)
   on investments                                                   9.65          0.04         (2.97)         4.37

Total from investment operations                                    9.42          0.00         (3.08)         4.30

Less distributions:
  Dividends from net investment income                              0.00          0.00          0.00          0.00
  Distributions from net realized gain                              0.00          0.00         (0.02)        (0.53)

Total from distributions                                            0.00          0.00         (0.02)        (0.53)

Net asset value, end of period                                    $29.92        $20.50        $20.50        $23.60

Total return (not annualized)/5/                                   45.95%         0.00%       (13.03%)       21.97%

Ratios/supplemental data:
  Net assets, end of period (000s)                                $4,840        $7,633        $4,698        $6,870

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                        1.40%         1.25%         1.25%        1.27%
  Ratio of net investment income (loss) to average
    net assets                                                     (0.60%)       (0.44%)       (0.47%)       (0.43%)

Portfolio turnover                                                   165%           40%          119% /3/       55% /3/

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses (annualized)/2/,/4/        1.64%         1.41%         1.49%         1.86%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invested. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

 80    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                      CLASS B SHARES--COMMENCED
                      ON NOVEMBER 8, 1996

--------------------------------------------------------------------------------
             May 31,    Sept. 30,   Sept. 30,  May 31,    May 31,     May 31,
              1997        2000       1999/1/   1999        1998        1997
--------------------------------------------------------------------------------

            $17.39      $20.03      $20.09    $23.32      $19.75      $17.41


             (0.01)      (0.31)      (0.09)    (0.31)      (0.05)      (0.05)

              2.46        9.31        0.03     (2.90)       4.15        2.40

              2.45        9.00       (0.06)    (3.21)       4.10        2.35


              0.00        0.00        0.00      0.00        0.00        0.00
             (0.01)       0.00        0.00     (0.02)      (0.53)      (0.01)

             (0.01)       0.00        0.00     (0.02)      (0.53)      (0.01)

            $19.83      $29.03      $20.03    $20.09      $23.32      $19.75

             11.37%      44.93%      (0.30%)  (13.74%)     21.03%      13.53%

              $522      $5,438      $4,089    $4,187      $6,140      $  158


              1.25%/2/    2.15%       2.00%     2.06%/2/    2.02%/2/    2.06%/2/

             (0.18%)     (1.33%)     (1.19%)   (1.28%)     (1.21%)     (0.99%)

                34%/3/     165%         40%      119%/3/      55%/3/      34%/3/


             10.51%       2.26%       2.48%     2.51%       3.05%      27.27%


                                                       Stock Funds Prospectus 81

Specialized Health Sciences Fund*
--------------------------------------------------------------------------------

         Portfolio Managers: Faraz Naqvi, M.D.; Michael Dauchot, M.D.

         -----------------------------------------------------------------------

         Investment Objective
         The Specialized Health Sciences Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We seek long-term capital appreciation by investing in equity securities of domestic and foreign health sciences companies. We actively manage a portfolio of equity securities of health sciences companies based in at least three countries, including the United States. Health sciences companies include companies with revenues primarily generated by health care, medicine and life sciences products and services. We invest in health sciences companies such as pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and in Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

         We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

         ----------------------------------------------------------------------
         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in equity securities of health sciences companies based in at least three countries, including the U.S.;

         .  up to 30% of total assets in foreign investments;

         . up to 15% of total assets in equity securities of issuers with market capitalization below $100 million at the time of purchase; and

         . in equity securities including common stocks,and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

         * This Fund is expected to commence operations in early April, 2001.

 82    Stock Funds Prospectus

________________________________________________________________________________

     Important Risk Factors
     We concentrate the Fund's investments in the health sciences sector, typically pharmaceutical, research and development, biotechnology, health care and health maintenance organizations, and health care-related products and services companies. Because of its focus in the health sciences sector, it will be more susceptible than more diversified funds to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.


                                                      Stock Funds Prospectus  83

Sub-Advisor's Prior Performance History
--------------------------------------------------------------------------------

     The performance information shown below represents performance of the Class N shares of the Dresdner RCM Global Health Care Fund, an open-end management investment company with an investment objective and investment strategies that are substantially identical to those of the Fund. The Wells Fargo Fund is expected to be managed using a substantially similar investment approach. The information presented below is net of actual fees charged to that fund. Please remember that prior performance is no guarantee of future results.

     Class N Calendar Year Returns (%)/1/

     '97             30.00
     '98             25.57
     '99             28.74
     '00             73.37
     Average annual total returns (%)
                                                                        Since
     for the period ended 12/31/00                           1 year    Inception
     Global Health Care Fund Class N/2/ (Incept. 12/31/96)    73.37       38.16
     S&P 500 Index/3/                                         -9.10       17.20
     Lipper Health & Biotechnology Fund Index                 43.67       24.57

     /1/ Past performance assumes reinvestment of all distributions at net asset value.
     /2/ The Wells Fargo Specialized Health Sciences Fund charges certain other fees not applicable to the Class N shares of the Dresdner RCM Global Health Care Fund shown above. If the fee and expense structure applicable to the Specialized Health Sciences Fund had been used, performance shown would be lower.
     /3/  S&P 500 Index is a registered trademark of Standard and Poor's.


 84    Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Specialized Technology Fund
--------------------------------------------------------------------------------

         Portfolio Managers: Huachen Chen, CFA; Walter C. Price, Jr., CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a non-diversified portfolio of technology company equity securities selected from at least three countries, including the U.S. Technology companies are companies with revenues primarily generated by technology products and services. Technology-related industries include the computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace industries.

         We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in technology company equity securities selected from at least three countries, including the U.S.;

         .     up to 50% of total assets in foreign securities;

         . up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

         . primarily in issuers with an average market capitalization of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalization below $100 million; and

         . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

         We may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash and short-term debt securities when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

 86    Stock Funds Prospectus

________________________________________________________________________________


     Important Risk Factors
     We concentrate the Fund's investments in securities of technology and technology-related companies. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests.

     Because we focus the Fund's investments in technology companies, the Fund will be more susceptible than more diversified funds to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 90, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 87

Sub-Advisor's Prior Performance History
--------------------------------------------------------------------------------

         The performance information shown below represents performance of the Class I shares of the Dresdner RCM Global Technology Fund, an open-end management investment company with an investment objective and investment strategies that are substantially identical to those of the Fund. The Wells Fargo Fund is expected to be managed using a substantially similar investment approach. The information presented below is net of actual fees charged to that fund. Please remember that prior performance is no guarantee of future results.

         Class I Calendar Year Returns (%)/1/

           '96             26.41
           '97             27.08
           '98             61.05
           '99            182.95
           '00            -14.33

         Average annual total return (%)

         for the period ended 12/31/00                          1 year   5 years

         Global Technology Fund Class I/2/ (Incept. 12/27/95)   -14.33     44.37

         S&P 500 Index/3/                                        -9.10     18.33

         Lipper Science & Specialized Technology
           Fund Index                                           -30.27     22.54

         /1/ Past performance assumes reinvestment of all distributions at net asset value.
         /2/ On December 31, 1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees. The Wells Fargo Specialized Technology Fund charges certain other fees not applicable to the Class I shares shown above. If the fee and expense structure applicable to the Specialized Technology Fund had been used, performance shown would be lower.
         /3/  S&P 500 is a registered trademark of Standard & Poor's.

 88    Stock Funds Prospectus

Specialized Technology Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                     CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
                                                     COMMENCED ON            COMMENCED ON           COMMENCED ON
                                                     SEPTEMBER 18, 2000      SEPTEMBER 18, 2000     SEPTEMBER 18, 2000
                                                     -----------------------------------------------------------------
                                                          Sept. 30,               Sept. 30,              Sept. 30,
For the period ended:                                       2000                    2000                   2000
                                                     -----------------------------------------------------------------
   Net asset value, beginning of period                   $       10.00          $        10.00         $        10.00

   Income from investment operations:
     Net investment income (loss)                                  0.00                    0.00                   0.00
     Net realized and unrealized gain (loss)
        on investments                                             0.11                    0.11                   0.11

   Total from investment operations                                0.11                    0.11                   0.11

   Less distributions:
     Dividends from net investment income                          0.00                    0.00                   0.00
     Distributions from net realized gain                          0.00                    0.00                   0.00

   Total from distributions                                        0.00                    0.00                   0.00

   Net asset value, end of period                         $       10.11          $        10.11         $        10.11

   Total return (not annualized)/1/                                1.10%                   1.10%                  1.10%

   Ratios/supplemental data:
     Net assets, end of period (000s)                     $      42,626          $       52,958         $       14,176

   Ratios to average net assets (annualized):

     Ratio of expenses to average net assets                       1.75%                   2.50%                  2.50%
     Ratio of net investment income (loss) to
        average net assets                                        (0.13%)                 (0.88%)                (0.90%)

   Portfolio turnover                                                 7%                      7%                     7%

   Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses (annualized)/2/                                      2.02%                   2.77%                  2.77%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                       Stock Funds Prospectus 89

General Investment Risks
--------------------------------------------------------------------------------

   Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

   . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

   . We cannot guarantee that we will meet our investment objectives.

   . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

   . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

   . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

   . An investment in a single Fund, by itself, does not constitute a complete investment plan.

   . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

   . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

   . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

  Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

90   Stock Funds Prospectus

  ______________________________________________________________________________

  What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

  Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

  Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

  Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

  Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

  Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

  Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

  Experience Risk--The risk is that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

  Foreign Investment Risk--The risk that foreign investments may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

  Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

  Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

                                                       Stock Funds Prospectus 91

General Investment Risks
--------------------------------------------------------------------------------

   Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

   Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

   Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

   Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"), greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

   Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

   Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices that adversely affect the Fund.

   Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

   In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

 92   Stock Funds Prospectus

________________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                          DIVERSIFIED DIVERSIFIED EQUITY EQUITY  EQUITY
                                                                             EQUITY    SMALL CAP  INCOME  INDEX  VALUE  GROWTH
INVESTMENT PRACTICE                                     PRINCIPAL RISKS
Borrowing Policies
The ability to borrow money for temporary                Leverage Risk         .           .          .      .     .         .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies located or operating in          Information,
countries considered developing or to have               Political,
emerging stock markets. Generally, these securities      Regulatory,
have the same type of risks as foreign securities,       Diplomatic,
but to a higher degree.                                  Liquidity and         .                                   .
                                                         Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, or       Information,
debt securities of a non-U.S. company or foreign         Political,
government in the form of an ADR or similar investment.  Regulatory,
Foreign securities may also be emerging market           Diplomatic,
securities, which are subject to the same risks,         Liquidity             .           .          .      .     .         .
but to a higher degree.                                  and Currency Risk

                                                                                                               LARGE    MID   SMALL
                                                                          GROWTH               INTERNATIONAL  COMPANY   CAP   CAP
                                                                          EQUITY INTERNATIONAL   EQUITY       GROWTH  GROWTH GROWTH
INVESTMENT PRACTICE                                     PRINCIPAL RISKS
Borrowing Policies
The ability to borrow money for temporary                Leverage Risk     .        .             .             .      .     .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies located or operating in          Information,
countries considered developing or to have               Political,
emerging  stock markets. Generally, these securities     Regulatory,
have the same type of risks as foreign securities,       Diplomatic,
but to a higher degree.                                  Liquidity and     .         .             .                        .
                                                         Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, or       Information,
debt securities of a non-U.S. company or foreign         Political,
government in the form of an ADR or similar investment.  Regulatory,
Foreign securities may also be emerging market           Diplomatic,
      securities, which are subject to the same risks,   Liquidity and     .         .             .            .      .     .
but to a higher degree.                                  Currency Risk

                                                                                        SMALL
                                                                                         CAP        SPECIALIZED  SPECIALIZED
                                                                                      OPPORTUNITIES    HEALTH    TECHNOLOGY
INVESTMENT PRACTICE                                     PRINCIPAL RISKS
Borrowing Policies
The ability to borrow money for temporary                Leverage Risk                   .                .           .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies located or operating in          Information,
countries considered developing or to have               Political,
emerging  stock markets. Generally, these securities     Regulatory,
have the same type of risks as foreign securities,       Diplomatic,
but to a higher degree.                                  Liquidity and
                                                         Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, or       Information,
debt securities of a non-U.S. company or foreign         Political,
government in the form of an ADR or similar investment.  Regulatory,
Foreign securities may also be emerging market           Diplomatic,
securities, which are subject to the same risks,         Liquidity and                   .                .           .
but to a higher degree.                                  Currency Risk

                                                  Stock Funds Prospectus      93

General Investment Risks
--------------------------------------------------------------------------------

                                                                                DIVERSIFIED  DIVERSIFIED  EQUITY  EQUITY  EQUITY
                                                                                  EQUITY      SMALL CAP   INCOME  INDEX   VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      PRINCIPAL RISKS
Illiquid Securities
A security which may not be sold or disposed of in       Liquidity Risk
the ordinary course of business within seven days                                    .            .         .               .
at approximately the value determined for it by the
Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers   Credit, Counter-
and financial institutions to increase return on         Party and Leverage
those securities. Loans may be made up to 1940 Act       Risk                        .            .         .       .       .
limits (currently one-third of total assets including
the value of the collateral received).

Options
The right or obligation to receive or deliver a          Credit, Information
security or cash payment depending on the security's     and Liquidity Risk
price or the performance of an index or benchmark.
Types of options used may include: options on                                        .                      .       .       .
securities, options on a stock index, stock index
futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual        Market Risk
funds, which will cause Fund shareholders to bear                                    .            .         .       .       .
a pro rata portion of the other fund's expenses,
in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which        Liquidity Risk
may or may not be resold in accordance with                                          .            .         .       .       .
Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security          Credit and
agrees to buy back a security at an agreed upon time     Counter-Party Risk          .            .         .       .       .
and price, usually with interest.

Small Company Securities
Investments in small companies, which may be             Market, Experience
less liquid and more volatile than investments in        and Liquidity Risk          .            .                         .
larger companies.

                                                                                                                    INTER     LARGE
                                                                                               GROWTH     INTER-   NATIONAL  COMPANY
                                                                                  GROWTH       EQUITY    NATIONAL   EQUITY   GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      PRINCIPAL RISKS
Illiquid Securities
A security which may not be sold or disposed of in       Liquidity Risk
the ordinary course of business within seven days                                    .            .         .       .        .
at approximately the value determined for it by the
Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers   Credit, Counter-
and financial institutions to increase return on         Party and Leverage
those securities. Loans may be made up to 1940 Act       Risk                        .            .         .       .       .
limits (currently one-third of total assets including
the value of the collateral received).

Options
The right or obligation to receive or deliver a          Credit, Information
security or cash payment depending on the security's     and Liquidity Risk
price or the performance of an index or benchmark.
Types of options used may include: options on                                        .                              .
securities, options on a stock index, stock index
futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual        Market Risk
funds, which will cause Fund shareholders to bear                                    .            .         .       .       .
a pro rata portion of the other fund's expenses,
in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which        Liquidity Risk
may or may not be resold in accordance with                                          .            .         .       .       .
Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security          Credit and
agrees to buy back a security at an agreed upon time     Counter-Party Risk          .            .         .       .       .
and price, usually with interest.

Small Company Securities
Investments in small companies, which may be             Market, Experience
less liquid and more volatile than investments in        and Liquidity Risk                       .         .       .
larger companies.

                                                                                                                    SPECIAL SPECIAL
                                                                                  MID CAP  SMALL CAP   SMALL CAP    -IZED    -IZED
                                                                                  GROWTH    GROWTH   OPPORTUNITIES  HEALTH    TECH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      PRINCIPAL RISKS
Illiquid Securities
A security which may not be sold or disposed of in       Liquidity Risk
the ordinary course of business within seven days                                    .            .         .       .        .
at approximately the value determined for it by the
Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers   Credit, Counter-
and financial institutions to increase return on         Party and Leverage
those securities. Loans may be made up to 1940 Act       Risk                        .            .         .       .       .
limits (currently one-third of total assets including
the value of the collateral received).

Options
The right or obligation to receive or deliver a          Credit, Information
security or cash payment depending on the security's     and Liquidity Risk
price or the performance of an index or benchmark.
Types of options used may include: options on                                        .            .         .       .       .
securities, options on a stock index, stock index
futures and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual        Market Risk
funds, which will cause Fund shareholders to bear                                    .            .         .       .       .
a pro rata portion of the other fund's expenses,
in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which        Liquidity Risk
may or may not be resold in accordance with                                          .            .         .       .       .
Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security          Credit and
agrees to buy back a security at an agreed upon time     Counter-Party Risk          .            .         .       .       .
and price, usually with interest.

Small Company Securities
Investments in small companies, which may be             Market, Experience
less liquid and more volatile than investments in        and Liquidity Risk                       .         .
larger companies.

94    Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Many of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 113 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may change service providers.


                                                    BOARD OF TRUSTEES
                                             Supervises the Funds' activities
--------------------------------------------------------------------------------------------------------------------------
        INVESTMENT ADVISOR                                                           CUSTODIAN
        Wells Fargo Funds Management, LLC                               Wells Fargo Bank Minnesota, N.A.
        525 Market St., San Francisco,  CA                              6th St. & Marquette, Minneapolis, MN
        Manages the Funds'investment activities                         Provides safekeeping for the Funds'assets
--------------------------------------------------------------------------------------------------------------------------

                                                  INVESTMENT SUB-ADVISOR
                                                      Varies by Fund
                                       See Individual Fund Descriptions for Details
--------------------------------------------------------------------------------------------------------------------------
                                                                                            SHAREHOLDER
                                                                    TRANSFER                 SERVICING
             DISTRIBUTOR             ADMINISTRATOR                    AGENT                    AGENTS

        Stephens Inc.              Wells Fargo Funds            Boston Financial Data       Various Agents
        111 Center St.             Management, LLC              Services, Inc.
        Little Rock, AR            525 Market St.               Two Heritage Dr.
                                   San Francisco, CA            Quincy, MA

        Markets the Funds,         Manages the                  Maintains records            Provide
        and distributes            Funds'business               of shares and                services to
        Fund shares                activities                   supervises the               customers
                                                                paying of dividends
--------------------------------------------------------------------------------------------------------------------------
                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                               Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------------------------------------------------

                                                           SHAREHOLDERS


                                                       Stock Funds Prospectus 95

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds management is not expected to assume the mutual funds advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

     The Diversified Equity, Diversified Small Cap and Growth Equity are Gateway funds that invest in various core portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing services to each Fund including the determination of the asset allocations of each Fund's investments in the various core portfolios. Funds Management also acts as the advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Funds, Funds Management acts as investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Funds Management receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Equity Income, Equity Index, Equity Value, Growth, International Equity, Small Cap Growth and Mid Cap Growth Funds. In this capacity, it is responsible for the day-to-day investment management activities of these Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Portfolio. Peregrine, which is located at LaSalle
     Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

96  Stock Funds Prospectus

________________________________________________________________________________


     Schroder Investment Management North America, Inc. ("Schroder"), is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7/th/ Avenue, New York, NY 10019, is a registered investment adviser. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of December 31, 2000, Schroder, along with its other U.S. registered investment advisory affiliates managed approximately $41 billion in assets.

     Smith Asset Management Group, LP ("Smith Group"), whose principal business address is 200 Crescent Court, Suite 850, Dallas, Texas 75201 is a registered investment adviser and the sub-advisor to the Small Cap Value Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 2000, the Smith Group managed over $900 million in assets.

     Dresdner RCM Global Investors LLC ("Dresdner"), an indirect wholly owned subsidiary of Dresdner Bank AG, is the sub-advisor for the Specialized Health Sciences and Specialized Technology Funds. Dresdner is responsible of the day-to-day investment management activities of the Funds. As of September 30, 2000, Dresdner and affiliates managed over $86 billion in assets.

     WCM, Peregrine, Schroders and Smith Group are each sub-advisors to certain of the core portfolios in which the Diversified Equity, Diversified Small Cap, and Growth Equity Funds invest.

     The Administrator
     Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                       Stock Funds Prospectus 97

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

     Class C shares are available for the Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Company Growth, Mid Cap Growth, Small Cap Growth, Specialized Health Sciences and Specialized Technology Funds. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares depends on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including orders made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

98  Stock Funds Prospectus

________________________________________________________________________________


     CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                        FRONT-END SALES         FRONT-END SALES
                                          CHARGE AS %              CHARGE AS %
           AMOUNT                          OF PUBLIC             OF NET AMOUNT
        OF PURCHASE                      OFFERING PRICE             INVESTED

     Less than $50,000                      5.75%                     6.10%

     $  50,000 to $99,999                   4.75%                     4.99%

     $100,000 to $249,999                   3.75%                     3.90%

     $250,000 to $499,999                   2.75%                     2.83%

     $500,000 to $999,999                   2.00%                     2.04%

     $1,000,000 and over/1/                 0.00%                     0.00%

  /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:

     REDEMPTION WITHIN  1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS
     CDSC               5.00%   4.00%    3.00%    3.00%    2.00%    1.00%    0.00%    A shares

     The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule. Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                       Stock Funds Prospectus 99

A Choice of Share Classes
--------------------------------------------------------------------------------

  Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

   CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC:

   REDEMPTION WITHIN  1 YEAR 2 YEARS 3 YEARS  4 YEARS  5 YEARS  6 YEARS 7 YEARS

   CDSC                5.00%  4.00%   3.00%    3.00%    2.00%    1.00%  A shares

  Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

   CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC:

   REDEMPTION WITHIN  1 YEAR 2 YEARS 3 YEARS  4 YEARS  5 YEARS  6 YEARS 7 YEARS

   CDSC                3.00%  2.00%   1.00%    1.00%    0.00%    0.00%  A shares

  Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

   CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC:

   REDEMPTION WITHIN  1 YEAR 2 YEARS 3 YEARS  4 YEARS  5 YEARS  6 YEARS 7 YEARS   8 YEARS
   CDSC                4.00%  3.00%   3.00%    2.00%    2.00%    1.00%   0.00%   A shares

   If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

   Class C Share CDSC Schedule
   If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

   The CDSC percentage you pay is applied to the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

   We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

100 Stock Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

   Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

   Class A Share Reductions
   . You pay no sales charges on Fund shares you buy with reinvested distributions.

   . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

   . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

   . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Fund classes, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

   . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

   . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

   If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

   You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

   . a family unit, including children under the age of twenty-one or single trust estate;

   . a trustee or fiduciary purchasing for a single fiduciary relationship; or

   . the members of a "qualified group" which consists of a "company" (as defined in the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                      Stock Funds Prospectus 101

Reduced Sales Charges
--------------------------------------------------------------------------------

   Class B and Class C Share CDSC Reductions
   . You pay no CDSC on Fund shares you purchase with reinvested distributions.

   . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

   . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

   . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

   . We waive the Class B share CDSC for withdrawals made by former Norwest
     Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

   . We waive the Class C share CDSC for certain types of accounts.

   For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all of the following circumstances:

   . withdrawals are made by participating in the Systematic Withdrawal Plan;

   . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

   . you participate in the dividend and capital gain reinvestment program.

   Waivers for Certain Parties
   If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

   . Current and retired employees, directors, trustees and officers of:

     . Wells Fargo Funds and its affiliates;

     . Wells Fargo & Company and its affiliates;

     . Stephens Inc. and its affiliates; and

     . broker-dealers who act as selling agents.

   . and the families of any of the above. Contact your selling agent for further information.

   You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

   We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

102 Stock Funds Prospectus

--------------------------------------------------------------------------------

   Distribution Plan
   We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

    FUND                                        CLASS B      CLASS C

    Diversified Equity                           0.75%        0.75%

    Diversified Small Cap                        0.75%         N/A

    Equity Income                                0.75%        0.75%

    Equity Index                                 0.75%         N/A

    Equity Value                                 0.75%        0.75%

    Growth Fund                                  0.75%         N/A

    Growth Equity                                0.75%        0.75%

    International                                0.75%         N/A

    International Equity                         0.75%        0.75%

    Large Company Growth                         0.75%        0.75%

    Mid Cap Growth                               0.75%        0.75%

    Small Cap Growth                             0.75%        0.75%

    Small Cap Opportunities                      0.75%         N/A

    Specialized Health Sciences                  0.75%        0.75%

    Specialized Technology                       0.75%        0.75%

   These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                      Stock Funds Prospectus 103

Exchanges
--------------------------------------------------------------------------------


     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. The aging schedule of the originally purchased shares transfers to the exchanged shares for the purpose of applying any CDSC upon redemption.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

      Generally, we will notify you up to at least 60 days in advance of any changes in your exchange privileges. Contact your account representative for further details.


104 Stock Funds Prospectus

Your Account
--------------------------------------------------------------------------------


     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .    $1,000 per Fund minimum initial investment; or

     .    $ 100 per Fund if you use the Systematic Purchase Program; and

     .    $ 100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.


                                                      Stock Funds Prospectus 105

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

          BY MAIL

          IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
          ----------------------------------------------------------------------

          . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

          . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,"Wells Fargo Growth Equity Fund, Class B." Please note that checks made payable to any entity other than Wells Fargo Funds will be returned to you.

          . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

          . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

          .    Mail to: Wells Fargo Funds              Overnight Mail Only: Wells Fargo Funds
                        ATTN: CCSU-Boston Financial                         ATTN: CCSU-Boston Financial
                        P.O. Box 8266                                       66 Brooks Drive
                        Boston, MA 02266-8266                               Braintree, MA 02184

          ----------------------------------------------------------------------
          IF YOU ARE BUYING ADDITIONAL SHARES:
          ----------------------------------------------------------------------

          . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

          .    Enclose the payment stub/card from your statement if available.

          .    Mail to: Wells Fargo Funds
                        ATTN: CCSU-Boston Financial
                        P.O. Box 8266
                        Boston, MA 02266-8266



106 Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY WIRE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust            Attention:
                                    Boston, MA                           Wells Fargo Funds (Name
                                                                         of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011-000028                       Account Name:
                                                                         (Registration Name
                                    Wire Purchase Account Number:        Indicated on Application)
                                    9905-437-1

--------------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to: State Street Bank & Trust      Attention:
                         Boston, MA                     Wells Fargo Funds (Name
                                                        of Fund and Share Class)
                         Bank Routing Number:
                         ABA 011 000028                 Account Name:
                                                        (Registration Name
                         Wire Purchase Account Number: Indicated on Account) 9905-437-1



                                                      Stock Funds Prospectus 107

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------


     BY PHONE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------
     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from another Wells Fargo Fund. Please see "Exchanges" section for special rules.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------
     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from another Wells Fargo Fund. Please see "Exchange" section for special rules.


108 Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

   BY MAIL

   . Write a "Letter of Instruction" stating your name,your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

   . Make sure all the account owners sign the request exactly as their names appear on the account application.

   . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

   . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

   .  Mail to: Wells Fargo Funds
               ATTN: CCSU - Boston Financial
               P.O. Box 8266
               Boston, MA 02266-8266

   BY PHONE

   . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

   . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

   . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

   . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

   . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

   . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                     Stock Funds Prospectus  109

Your Account
--------------------------------------------------------------------------------

   GENERAL NOTES FOR SELLING SHARES

   . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

   .  Your redemptions are net of any applicable CDSC.

   . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

110 Stock Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------


      Automatic Programs
      These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic Withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

      . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

      . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

      . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

         .  must have a Fund account valued at $10,000 or more;

         .  must have your distributions reinvested; and

         .  may not simultaneously participate in the Systematic Purchase Plan.

      It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

      Dividend and Capital Gain Distributions
      The Funds in this Prospectus pay any dividend distributions of net investment income and capital gain distributions at least annually.

      We offer the following distribution options:

      . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

      . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

      . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

                                                      Stock Funds Prospectus 111

Additional Services and Other Information
--------------------------------------------------------------------------------


      . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

      Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

      Taxes
      The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

      We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

      Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

      If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability. We expect that the International Fund and International Equity Fund will be eligible for and will make this election. No other fund will be eligible for the election.

      If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

      Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

      Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by a Fund.

112 Stock Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

      The Funds described in this Prospectus, except for the Mid Cap Growth, Specialized Health Sciences, and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

      Each Fund listed below is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

        Wells Fargo Funds Trust                Predecessor Fund

        Diversified Equity Fund                Norwest Advantage Diversified
                                               Equity Fund

        Diversified Small Cap Fund             Norwest Advantage Diversified
                                               Small Cap Fund

        Equity Income Fund                     Norwest Advantage Income Equity
                                               Fund

        Equity Index Fund                      Stagecoach Equity Index Fund

        Equity Value Fund                      Stagecoach Equity Value Fund

        Growth Fund                            Stagecoach Growth Fund

        Growth Equity Fund                     Norwest Advantage Growth Equity
                                               Fund

        International Fund                     Norwest Advantage International
                                               Fund

        International Equity Fund              Stagecoach International Equity
                                               Fund

        Large Company Growth Fund              Norwest Advantage Large Company
                                               Growth Fund

        Small Cap Growth Fund                  Stagecoach Small Cap Fund

        Small Cap Opportunities Fund           Norwest Advantage Small Cap
                                               Opportunities Fund

                                                      Stock Funds Prospectus 113

Description of Core Portfolios
--------------------------------------------------------------------------------

FUND                                   OBJECTIVE

                                       The Portfolio seeks capital appreciation
Disciplined Growth Portfolio           by investing in common stocks of larger
                                       companies.

                                       The Portfolio seeks to provide long-term
Equity Income Portfolio                capital appreciation consistent with
                                       above-average dividend income.

                                       The Portfolio seeks to replicate the
Index Portfolio                        return of the S&P 500 Index with minimum
                                       tracking error and to minimize
                                       transaction costs.

                                       The Portfolio seeks total return, with an
International Equity                   emphasis on capital appreciation, over
Portfolio                              the long-term by investing in equity
                                       securities of companies located or
                                       operating in developed non-U.S. countries and in emerging markets of the world.

                                       The Portfolio seeks to provide long-term
International Portfolio                capital appreciation by investing
                                       directly or indirectly in high-quality
                                       companies based outside the United
                                       States.

                                       The Portfolio seeks to provide long-term
Large Company Growth                   capital appreciation by investing
Portfolio                              primarily in large, high-quality domestic
                                       companies that the advisor believes have superior growth potential.

                                       The Portfolio seeks to replicate the
Small Cap Index Portfolio              total return of the S&P Small Cap 600
                                       Index with minimum tracking error and to minimize transaction costs.

                                       The Portfolio seeks capital appreciation
Small Cap Value Portfolio              by investing in common stocks of smaller
                                       companies.

Small Company Growth                   The Portfolio seeks to provide long-term
Portfolio                              capital appreciation by investing in
                                       smaller domestic companies.

                                       The Portfolio seeks to provide long-term
                                       capital appreciation by investing
Small Company Value                    primarily in common stocks of smaller
Portfolio                              companies whose market capitalization is
                                       less than the largest stock in the
                                       Russell 2000 Index, which, as of December
                                       2000 was $6.1 billion, but is expected to change frequently.

114 Stock Funds Prospectus

_______________________________________________________________________________

PRINCIPAL STRATEGIES

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4 billion as of December 2000, but it expected to change frequently.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 2000, ranged from $3.3 million to $6.1 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stock of small- and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000, was $6.1 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

                                                      Stock Funds Prospectus 115

Portfolio Managers
--------------------------------------------------------------------------------

     Stephen Biggs
     Growth Fund since 2000
     Mr. Biggs joined WCM in June 1998 as an Equity Analyst on the Core Equity Team and became a Senior Equity Analyst in August 1999, performing independent security analysis, developing earnings models, and preparing industry outlooks for use in portfolio management. Prior to joining WCM, Mr. Biggs was an Equity Analyst since April 1997 with the State of Montana Board of Investments, where he was responsible for analysis supporting the $2 billion equity portion of the state employee retirement fund. From December 1995 through March 1997, he was an Equity Analyst for Sentinel Asset Management. Mr. Biggs earned his BS in Business in 1993 and his MS in Business in 1996, both from San Diego State University. He is a member of AIMR, Security Analysts of San Francisco.

     Huachen Chen, CFA
     Specialized Technology Fund since 2000
     Mr. Chen joined Dresdner RCM Global Investors as a securities analyst in 1985 and became a principal with the firm in 1994. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis for the wireless, hardware and international technology areas. He earned his BS from Cornell University in Electrical Engineering and his MS in Materials Science and Engineering from Northwestern University.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Michael Dauchot, M.D.
     Specialized Health Sciences Fund since 2001
     Dr. Dauchot is a Director of Dresdner RCM Global Investors, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana. He earned his BA in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. from the University of Cincinnati College of Medicine, and his MBA from the J.L. Kellogg School of Management at Northwestern University.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

116 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Gregg Giboney, CFA
     Equity Value Fund and its predecessor since 1997
     Mr. Giboney joined WCM in 1996 as a member of the Value Equity Team providing security analysis and portfolio management. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and a MBA from the University of Portland.

     Christopher F. Greene
     Mid Cap Growth Fund since 2000
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Greene joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an Analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

     Kelli K. Hill
     Growth Fund and its predecessor since 1997
     Ms. Hill joined WCM in 1997 and is now Managing Director for the Growth Team. Ms. Hill also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill earned a BA in Economics and International Relations from the University of Southern California.

     Stacey Ho, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management; and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 11 years of international equity investment management experience. Ms. Ho earned a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

                                                      Stock Funds Prospectus 117

Portfolio Managers
--------------------------------------------------------------------------------


         Faraz Naqvi, M.D.
         Specialized Health Sciences Fund since 2001
         Dr. Naqvi is a Director of Dresdner RCM Global Investors, with which he has been associated since 1998. From 1996-1998 he served as an analyst at Montgomery Securities focusing on biotechnology and pharmaceutical companies. From 1994-1996 he served as a healthcare consultant for McKinsey & Company. He earned his BA in chemistry from Colorado College, Phi Beta Kappa and Magna Cum Laude, studied as a Marshall Scholar at Cambridge University, and earned his M.D. from Harvard Medical School.

         Gary E. Nussbaum, CFA
         Diversified Equity Fund and its predecessor since 1990
         Growth Equity Fund and its predecessor since 1990
         Large Company Growth Fund and its predecessor since 1990
         Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a BBA in Finance and a MBA from the University of Wisconsin.

         Michael Perelstein
         Diversified Equity Fund and its predecessor since 1997
         Growth Equity Fund and its predecessor since 1997
         International Fund and its predecessor since 1997
         Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Since 1997 Mr. Perelstein has served as Director of Schroder and since 1999 he has served as Schroder's Chief Investment Officer. Mr. Perelstein currently manages international portfolios and has more than 23 years of investment experience that includes more than 16 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $9 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein earned a BA in Economics from Brandeis University and a MBA from the University of Chicago.

         Walter C. Price, Jr., CFA
         Specialized Technology Fund since 2000
         Mr. Price joined Dresdner RCM Global Investors in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

         Douglas G. Pugh, CFA
         Diversified Equity Fund and its predecessor since 1997
         Diversified Small Cap Fund and its predecessor since 1997
         Growth Equity Fund and its predecessor since 1997
         Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

118 Stock Funds Prospectus

--------------------------------------------------------------------------------

         David L. Roberts, CFA
         Diversified Equity Fund and its predecessor since 1989
         Equity Income Fund and its predecessor since 1989
         Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

         Katherine Schapiro, CFA
         Diversified Equity Fund and its predecessor since 1999
         Growth Equity Fund and its predecessor since 1999
         International Equity Fund and its predecessor since 1997
         Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firms institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiros 19 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

         Stephen S. Smith, CFA
         Diversified Equity Fund and its predecessor since 1997
         Diversified Small Cap Fund and its predecessor since 1997
         Growth Equity Fund and its predecessor since 1997
         Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned a BS in Industrial Engineering and a MBA from the University of Alabama.

         David D. Sylvester
         Diversified Equity Fund and its predecessor since 1996
         Diversified Small Cap Fund and its predecessor since 1998
         Equity Index Fund and its predecessor since 1999
         Growth Equity Fund and its predecessor since 1998
         Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 21 years. Mr. Sylvester joined WCM in 1998 as the Firms Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 26 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

         Ira Unschuld
         Small Cap Opportunities Fund and its predecessor since 1999
         Mr. Unschuld joined Schroder in 1990 as an Associate. Since 1999 Mr. Unschuld has served as Director and Senior Vice President. Mr. Unschuld is responsible for managing the U.S. small capitalization core products. He has more than 10 years of investment experience. Mr. Unschuld earned a BA in Economics from Brown University and a MBA from the Wharton School.

                                                      Stock Funds Prospectus 119

Portfolio Managers
--------------------------------------------------------------------------------

         Paul E. von Kuster, CFA
         Diversified Equity Fund and its predecessor since 1988
         Diversified Small Cap Fund and its predecessor since 1997
         Growth Equity Fund and its predecessor since 1989
         Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned a BA in Philosophy from Princeton University.

         Allan D. White
         Equity Value Fund since January 2000
         Mr. White joined WCM as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as senior portfolio manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and senior portfolio manager at Robert E. Torry & Co., Inc. He has managed value equity portfolios for over 11 years.

         Laurie R. White
         Diversified Equity Fund and its predecessor since 1996
         Diversified Small Cap Fund and its predecessor since 1998
         Equity Index Fund and its predecessor since 1999
         Growth Equity Fund and its predecessor since 1998
         Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White earned a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

         Thomas Zeifang, CFA
         Mid Cap Growth Fund since 2000
         Small Cap Growth Fund and its predecessor since 1999
         Mr. Zeifang joined WCM in 1997 as a Portfolio Manager and currently is a Managing Director of the Small Cap and Mid Cap Equity Teams. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. Prior to 1995, he was a Financial Analyst at Fleet Investment Advisors. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and a MBA from the University of Rochester.



120 Stock Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans, or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

                                                      Stock Funds Prospectus 121

Glossary
--------------------------------------------------------------------------------

     Diversified
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Macs" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are commonly known as "Fannie Maes," and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are guaranteed by the Government National Mortgage Association.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

122 Stock Funds Prospectus

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     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Russell Midcap(R) Growth Index
     An index that measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

                                                      Stock Funds Prospectus 123

Glossary
--------------------------------------------------------------------------------

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

124  Stock Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

Write to:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings - 1-800-869-3557
Portfolio Advisor - 1-877-689-7882

                                                              [WELLS FARGO LOGO]


Institutional Class
WELLS FARGO STOCK FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

PROSPECTUS

Disciplined Growth Fund

Diversified Equity Fund

Diversified Small Cap Fund

Equity Income Fund

Equity Value Fund

Growth Fund

Growth Equity Fund

Index Fund

International Fund

International Equity Fund

Large Company Growth Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

                                                                      FEBRUARY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                    Stock Funds
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Overview                                  Objectives and Principal Strategies         4
                                          Summary of Important Risks                  8
This section contains important           Performance History                        12
summary information about the             Summary of Expenses                        28
Funds.                                    Key Information                            31

---------------------------------------------------------------------------------------
The Funds                                 Disciplined Growth Fund                    32
                                          Diversified Equity Fund                    34
This section contains important           Diversified Small Cap Fund                 38
information about the individual          Equity Income Fund                         41
Funds.                                    Equity Value Fund                          44
                                          Growth Fund                                46
                                          Growth Equity Fund                         48
                                          Index Fund                                 52
                                          International Fund                         56
                                          International Equity Fund                  60
                                          Large Company Growth Fund                  64
                                          Small Cap Growth Fund                      68
                                          Small Cap Opportunities Fund               72
                                          Small Cap Value Fund                       76
                                          Small Company Growth Fund                  80
                                          General Investment Risks                   84
                                          Organization and Management
                                           of the Funds                              90

---------------------------------------------------------------------------------------
Your Investment                           Your Account                               94
                                            How to Buy Shares                        95
Turn to this section for                    How to Sell Shares                       96
information on how to open an               Exchanges                                97
account and how to buy, sell and
exchange Fund shares.

---------------------------------------------------------------------------------------
Reference                                 Other Information                          98
                                          Table of Predecessors                      99
Look here for additional                  Description of Core Portfolios            100
information and term                      Portfolio Managers                        102
definitions.                              Glossary                                  106

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the glossary.

FUND                                  OBJECTIVE

Disciplined Growth Fund               Seeks capital appreciation by investing
                                      primarily in common stocks of larger
                                      companies.

Diversified Equity Fund               Seeks long-term capital appreciation with
                                      moderate annual return volatility.

Diversified Small Cap Fund            Seeks long-term capital appreciation with
                                      moderate annual return volatility.

Equity Income Fund                    Seeks long-term capital appreciation and
                                      above-average dividend income.

Equity Value Fund                     Seeks long-term capital appreciation.

Growth Fund                           Seeks long-term capital appreciation.

Growth Equity Fund                    Seeks long-term capital appreciation with
                                      moderate annual return volatility.

Index Fund                            Seeks to replicate the return of the S&P
                                      500 Index.

International Fund                    Seeks long-term capital appreciation.

International Equity Fund             Seeks total return, with an emphasis on
                                      capital appreciation, over the long-term.

4   Stock Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

We invest in stocks of companies that appear to possess above average potential for growth.

The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 10 core portfolios.

The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. We currently invest in 4 core portfolios.

The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

The Fund is a Gateway fund that invests in three different equity investment styles--a large company growth style, a diversified small cap style, and an international style to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 core portfolios and one Wells Fargo Fund.

We invest in common stocks to replicate the total rate of return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses.

The Fund is a Gateway fund that invests in an international equity investment style. We invest in common stocks of high-quality companies based outside of the United States.

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

                                                      Stock Funds Prospectus   5

Stock Funds Overview
--------------------------------------------------------------------------------

FUND                                  OBJECTIVE

Large Company Growth                  Seeks long-term capital appreciation.
Fund

Small Cap Growth Fund                 Seeks long-term capital appreciation.

Small Cap Opportunities               Seeks long-term capital appreciation.
Fund

Small Cap Value Fund                  Seeks capital appreciation.

Small Company Growth                  Seeks long-term capital appreciation.
Fund

6   Stock Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

We invest in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $2.2 billion or less. We buy stocks of companies we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

We will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 2000, ranged from $3.3 million to $6.1 billion, but is expected to change frequently.

We invest primarily in the common stocks of small and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000, was $6.1 billion, but is expected to change frequently.

                                                     Stock Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks"section beginning on page 84;and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets were trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Investments

The Funds that make foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8   Stock Funds Prospectus

--------------------------------------------------------------------------------

FUND                                  SPECIFIC RISKS

Disciplined Growth Fund               The Fund is primarily subject to the
                                      equity market risks described in the
                                      Common Risks section above. Large company stocks have experienced unprecedented appreciation in recent years. There is no guarantee such performance levels will continue.

Diversified Equity Fund               Stocks selected for their high dividend
                                      income may be more sensitive to interest rate changes than other stocks.
                                      Dividend-producing large company stocks
                                      have experienced unprecedented
                                      appreciation in recent years. There is no guarantee such performance levels will continue. Fund assets that track the performance of an index do so whether the index rises or falls. During periods when an index loses value, Fund assets invested pursuant to this strategy will also lose value. Stocks of smaller and medium-sized companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Foreign investments involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries.

Diversified Small Cap Fund            Stocks of smaller companies purchased for
                                      this Fund may be more volatile and less
                                      liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies, they may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.


Equity Income Fund                    Stocks selected for their high dividend
                                      yields may be more sensitive to interest rate changes than other stocks. The Fund is primarily subject to the equity securities risks described in the Common
                                      Risks section above.

Equity Value Fund                     There is no guarantee that securities
                                      selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value strategy may be more volatile and less liquid than other comparable securities.

Growth Fund                           We select growth stocks based on prospects
                                      for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                                      Stock Funds Prospectus   9

Summary of Important Risks
--------------------------------------------------------------------------------

FUND                                  SPECIFIC RISKS

Growth Equity Fund                    Dividend-producing large company stocks
                                      have experienced unprecedented
                                      appreciation in recent years. There is no guarantee such performance levels will continue. Stocks of smaller and medium-sized companies purchased for the
                                      Fund may be more volatile and less liquid than larger company stocks. Foreign investments involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect
                                      U.S. investments in foreign countries.

Index Fund                            We attempt to match as closely as possible
                                      the performance of the S&P 500 Index.
                                      Therefore, during periods when the S&P 500
                                      Index is losing value, your investment
                                      will also lose value.

International Fund and International  Foreign investments involve special risks,
Equity Fund                           including generally higher commission
                                      rates, political, social and monetary or diplomatic developments that could affect
                                      U.S. investments in foreign countries.
                                      Emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

Large Company Growth Fund             The Fund is primarily subject to the
                                      equity market risks described in the
                                      Common Risks section above.
                                      Dividend-producing large company stocks
                                      have experienced unprecedented
                                      appreciation in recent years. There is no guarantee such performance levels will continue. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

10   Stock Funds Prospectus

--------------------------------------------------------------------------------

FUND                                  SPECIFIC RISKS

Small Cap Growth Fund                 We may invest in companies that pay low or
                                      no dividends, have smaller market
                                      capitalizations, have less market
                                      liquidity, have no or relatively short
                                      operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because we may invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

Small Cap Opportunities Fund          Stocks of smaller companies purchased for
                                      this Fund may be more volatile and less
                                      liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies, they may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Small Cap Value Fund                  Stocks of smaller companies purchased for
                                      this Fund may be more volatile and less
                                      liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies, they may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. There is no guarantee that securities selected as "undervalued" will perform as expected.

Small Company Growth Fund             Stocks of the smaller and medium-sized
                                      companies purchased for this Fund may be more volatile and less liquid than larger company stocks. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                                     Stock Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year period (or inception, as applicable) are compared to the performance of an appropriate broad-based index. Please remember that past performance is no guarantee of future results.

Disciplined Growth Fund Institutional Class Calendar Year Returns (%)


'98                16.79
'99                10.55
'00                 5.90

Best Qtr.: Q4 '98 . 19.17%        Worst Qtr.: Q3 '98 . -13.04%

Average annual total return (%)
                                                                    Since
for the period ended 12/31/00                    1 year           Inception

Institutional Class (Incept. 10/15/97)             5.90              8.63

S&P 500 Index/1/                                  -9.10             11.71

/1/  S&P 500 is a registered trademark of Standard & Poor's.

12    Stock Funds Prospectus

--------------------------------------------------------------------------------

Diversified Equity Fund Institutional Class Calendar Year Returns (%)


'91                37.58
'92                 4.74
'93                12.14
'94                 0.83
'95                30.94
'96                20.43
'97                25.72
'98                22.35
'99                20.45
'00                -1.91


Best Qtr.: Q4 '98 . 19.88%        Worst Qtr.: Q3 '98  . -11.93%

Average annual total return (%)

for the period ended 12/31/00               1 year      5 years       10 years

Institutional Class (Incept. 11/11/94)/1/    -1.91       16.96         16.66

S&P 500 Index/2/                             -9.10       18.33         17.46

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard and Poor's.

                                                     Stock Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

Diversified Small Cap Fund Institutional Class Calendar Year Returns (%)


'98        -8.60
'99         9.85
'00        11.74

Best Qtr.: Q2 '99 . 16.56%      Worst Qtr.: Q3 '98 . -23.73%

Average annual total return (%)
                                                                Since
for the period ended 12/31/00                  1 year         Inception

Institutional Class (Incept. 12/31/97)          11.74            3.91

Russell 2000 Index                              -3.02            4.65

14    Stock Funds Prospectus

--------------------------------------------------------------------------------

Equity Income Fund Institutional Class Calendar Year Returns (%)


'91        28.76
'92         5.51
'93         7.63
'94         4.64
'95        38.43
'96        20.25
'97        28.04
'98        17.85
'99         8.28
'00         1.90

Best Qtr.: Q4 '98 . 15.68%            Worst Qtr.: Q3 '98 . -10.35%

Average annual total return (%)

for the period ended 12/31/00               1 year  5 years   10 years

Institutional Class (Incept. 11/11/94)/1/     1.90   14.89      15.54

S&P 500 Index/2/                             -9.10   18.33      17.46

Russell 1000 Value Index                      7.01   16.91      17.37

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                    Stock Funds Prospectus    15

Performance History
--------------------------------------------------------------------------------

Equity Value Fund Institutional Class Calendar Year Returns (%)


'91          20.79
'92          10.54
'93          25.82
'94          -1.71
'95          24.37
'96          26.69
'97          27.46
'98           6.84
'99          -2.04
'00           3.39

Best Qtr.: Q2 '97 . 15.24%            Worst Qtr.: Q3   '98  . -14.59%

Average annual total return (%)

for the period ended 12/31/00              1 year   5 years   10 years

Institutional Class (Incept.10/1/95)/1/      3.39     11.84      13.65

S&P 500 Index/2/                            -9.10     18.33      17.46

Russell 1000 Value Index                     7.01     16.91      17.37

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on July 2, 1990.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

16    Stock Funds Prospectus

--------------------------------------------------------------------------------

Growth Fund Institutional Class Calendar Year Returns (%)


'91                24.78
'92                13.44
'93                 8.44
'94                -0.29
'95                28.9
'96                21.48
'97                19.31
'98                29.24
'99                21.27
'00               -13.75


Best Qtr.: Q4 '98 . 23.42%        Worst Qtr.:  Q4 '00 . -13.10%

Average annual total return (%)

for the period ended 12/31/00             1 year        5 years       10 years

Institutional Class (9/6/96)/1/           -13.75         14.40          14.48

S&P 500 Index/2/                           -9.10         18.33          17.46

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on August 2, 1990.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   17

Performance History
--------------------------------------------------------------------------------

Growth Equity Fund Institutional Class Calendar Year Returns (%)


'91                46.72
'92                 5.06
'93                19.75
'94                -1.38
'95                24.87
'96                18.78
'97                20.09
'98                16.50
'99                25.72
'00                -0.07


Best Qtr.: Q1  '91 . 20.28%                Worst Qtr.: Q3 '98 . -15.11%

Average annual total return (%)

for the period ended 12/31/00               1 year    5 years     10 years

Institutional Class (Incept. 11/11/94)/1/   -0.07      15.86        16.85

S&P 500 Index/2/                            -9.10      18.33        17.46

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

18    Stock Funds Prospectus

--------------------------------------------------------------------------------

Index Fund Institutional Class Calendar Year Returns (%)


'91    30.00
'92     7.77
'93     8.95
'94     1.11
'95    36.00
'96    22.26
'97    33.18
'98    28.33
'99    20.59
'00    -9.20


Best Qtr.: Q4 '98 . 21.32%                Worst Qtr.: Q3 '98 . -10.03%

Average annual total return (%)

for the period ended 12/31/00                 1 year     5 years     10 years

Institutional Class (Incept. 11/11/94)/1/      -9.20       18.00       16.99

S&P 500 Index/2/                               -9.10       18.33       17.46

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   19

Performance History
--------------------------------------------------------------------------------

International Fund Institutional Class Calendar Year Returns (%)


'91    4.72
'92   -4.05
'93   45.24
'94    0.74
'95   11.79
'96    9.63
'97    3.06
'98   12.60
'99   29.88
'00   -1.29

Best Qtr.: Q4 '99 . 21.56%                Worst Qtr.: Q3 '98 . -13.88%

Average annual total return (%)

for the period ended 12/31/00                1 year      5 years     10 years

Institutional Class (Incept. 11/11/94)/1/     -1.29        10.28        10.36

MSCI/EAFE Index/2/                           -13.96         7.43         8.56

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  Morgan Stanley Capital International/Europe, Australasia, and Far East
     Index.

20  Stock Funds Prospectus

--------------------------------------------------------------------------------

International Equity Fund Institutional Class Calendar Year Returns (%)/1/


'98      16.03
'99      51.50
'00     -12.99

Best Qtr.: Q4 '99 . 33.85%      Worst Qtr.: Q3 '98 . -17.89%

Average annual total return (%)
                                                                     Since
for the period ended 12/31/00                       1 year        Inception/1/

Institutional Class (Incept. 11/8/99)/1/            -12.99           12.73

MSCI/EAFE Index/2/                                  -13.96            6.19

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares which incepted on September 24, 1997.
/2/  Morgan Stanley Capital International/Europe, Australasia, and Far East
     Index.

                                                     Stock Funds Prospectus   21

Performance History
--------------------------------------------------------------------------------

Large Company Growth Fund Institutional Class Calendar Year Returns (%)


'91      67.04
'92       1.85
'93      -0.36
'94      -1.07
'95      29.24
'96      25.11
'97      33.35
'98      48.01
'99      33.21
'00      -3.62

Best Qtr.: Q4 '98 . 31.64%        Worst Qtr.: Q4 '00 . -9.23%

Average annual total return (%)

for the period ended 12/31/00                   1 year     5 years     10 years

Institutional Class (Incept. 11/11/94)/1/        -3.62      25.96        21.26

S&P 500 Index/2/                                 -9.10      18.33        17.46

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

22    Stock Funds Prospectus

________________________________________________________________________________

Small Cap Growth Fund Institutional Class Calendar Year Returns (%)

'95          69.60
'96          23.45
'97          11.57
'98          -5.39
'99         120.19
'00         -23.32


Best Qtr.: Q4 '99 . 63.61%          Worst Qtr.: Q4 '00 . -30.82%

Average annual total return (%)
                                                                      Since
for the period ended 12/31/00               1 year       5 years    Inception/2/

Institutional Class (Incept. 9/16/96)/1/    -23.32        17.08       24.92

Russell 2000 Index                          - 3.02        10.31        9.58

/1/ Performance shown for periods prior to September 16, 1996 reflects the performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans, a predecessor collective investment fund with the same investment objective and policies as the Stagecoach Small Cap Fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  The predecessor collective investment fund incepted on November 1, 1994.

                                                     Stock Funds Prospectus   23

Performance History
--------------------------------------------------------------------------------

Small Cap Opportunities Fund Institutional Class Calendar Year Returns (%)


'94                  4.45
'95                 49.08
'96                 22.63
'97                 27.42
'98                 -9.36
'99                 13.82
'00                 30.91

Best Qtr.: Q2 '97  .  18.65%      Worst Qtr.: Q3 '98  .  -23.27%

Average annual total return (%)
                                                                       Since
for the period ended 12/31/00               1 year       5 years    Inception/2/

Institutional Class (Incept. 8/15/96)/1/     30.91        16.11         19.21

Russell 2000 Index                           -3.02        10.31         10.36

/1/ Performance shown for periods prior to the inception of this Class reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and adjusted to reflect the fees and expenses of this Class.
/2/  The predecessor class of shares incepted on August 1, 1993.

24    Stock Funds Prospectus

________________________________________________________________________________

Small Cap Value Fund Institutional Class Calendar Year Returns (%)

'98   -5.53
'99   10.59
'00    8.32

Best Qtr.: Q2 '99 . 20.14%      Worst Qtr.: Q3 '98 .  -25.94%

Average annual total return (%)
                                                                 Since
for the period ended 12/31/00                   1 year         Inception

Institutional Class (Incept. 10/15/97)           8.32            1.30

Russell 2000 Index                              -3.02            3.19

                                                      Stock Funds Prospectus  25

Performance History
--------------------------------------------------------------------------------

Small Company Growth Fund Institutional Class Calendar Year Returns (%)


'91  72.43
'92  17.02
'93  22.14
'94  -3.44
'95  39.48
'96  19.82
'97  22.16
'98  -9.11
'99  19.11
'00   2.34


Best Qtr.: Q1 '91 . 30.61%                Worst Qtr.: Q3   '98 . -24.63%

Average annual total return (%)

for the period ended 12/31/00                   1 year     5 years    10 years

Institutional Class (Incept. 11/11/94)/1/        2.34       10.15      18.33

Russell 2000 Index                              -3.02       10.31      15.53

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

26  Stock Funds Prospectus

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--------------------------------------------------------------------------------

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

--------------------------------------------------------------------------------

                                                                       All Funds

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                       None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)         None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------
                                                Disciplined           Diversified             Diversified
                                                Growth Fund           Equity Fund            Small Cap Fund
---------------------------------------------------------------------------------------------------------------
Management Fees                                   0.75%                   0.89%                   0.99%
Distribution (12b-1) Fees                         0.00%                   0.00%                   0.00%
Other Expenses/1/                                 0.37%                   0.28%                   0.52%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.12%                   1.17%                   1.51%
---------------------------------------------------------------------------------------------------------------
Fee Waivers                                       0.12%                   0.17%                   0.31%
---------------------------------------------------------------------------------------------------------------
NET EXPENSES/2/                                   1.00%                   1.00%                   1.20%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                              International           International           Large Company
                                                  Fund                 Equity Fund             Growth Fund
---------------------------------------------------------------------------------------------------------------
Management Fees                                   1.00%                   1.00%                   0.75%
Distribution (12b-1) Fees                         0.00%                   0.00%                   0.00%
Other Expenses/1/                                 0.63%                   0.88%                   0.27%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.63%                   1.88%                   1.02%
---------------------------------------------------------------------------------------------------------------
Fee Waivers                                       0.13%                   0.38%                   0.02%
---------------------------------------------------------------------------------------------------------------
NET EXPENSES/2/                                   1.50%                   1.50%                   1.00%
---------------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ The advisor has committed through January 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

28    Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

    Equity          Equity        Growth         Growth         Index
  Income Fund     Value Fund       Fund        Equity Fund       Fund
 -----------------------------------------------------------------------
     0.75%           0.75%         0.75%          1.09%          0.15%
     0.00%           0.00%         0.00%          0.00%          0.00%
     0.22%           0.30%         0.27%          0.35%          0.21%
 -----------------------------------------------------------------------
     0.97%           1.05%         1.02%          1.44%          0.36%
 -----------------------------------------------------------------------
     0.12%           0.05%         0.02%          0.19%          0.11%
 -----------------------------------------------------------------------
     0.85%           1.00%         1.00%          1.25%          0.25%
 -----------------------------------------------------------------------

 --------------------------------------------------------------
    Small Cap      Small Cap     Small Cap     Small Company
   Growth Fund   Opportunities  Value Fund      Growth Fund
 --------------------------------------------------------------
     0.90%           0.90%         0.90%          0.90%
     0.00%           0.00%         0.00%          0.00%
     0.52%           0.38%         0.80%          0.37%
 --------------------------------------------------------------
     1.42%           1.28%         1.70%          1.27%
 --------------------------------------------------------------
     0.22%           0.03%         0.45%          0.02%
 --------------------------------------------------------------
     1.20%           1.25%         1.25%          1.25%
 --------------------------------------------------------------


                                                     Stock Funds Prospectus   29

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------------------------------------------------
                  Disciplined     Diversified    Diversified Small     Equity           Equity
                  Growth Fund     Equity Fund        Cap Fund       Income Fund       Value Fund
                  ---------------------------------------------------------------------------------
     1  YEAR        $  102           $  102           $  122           $   87           $  102
     3  YEARS       $  344           $  355           $  447           $  297           $  329
     5  YEARS       $  605           $  627           $  794           $  525           $  575
    10  YEARS       $1,352           $1,405           $1,775           $1,179           $1,278
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                     Growth          Growth            Index       International    International
                      Fund        Equity Fund          Fund            Fund          Equity Fund
                 ----------------------------------------------------------------------------------
     1  YEAR        $  102           $  127           $   26           $  153           $  153
     3  YEARS       $  323           $  437           $  105           $  502           $  554
     5  YEARS       $  561           $  769           $  191           $  874           $  981
    10  YEARS       $1,246           $1,708           $  445           $1,922           $2,170
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                    Small Cap        Small Cap
                Large Company        Growth        Opportunities     Small Cap      Small Company
                 Growth Fund          Fund             Fund          Value Fund      Growth Fund
                -----------------------------------------------------------------------------------
     1  YEAR        $  102           $  122           $  127           $  127           $  127
     3  YEARS       $  323           $  428           $  403           $  492           $  401
     5  YEARS       $  561           $  755           $  699           $  881           $  695
    10  YEARS       $1,246           $1,683           $1,543           $1,971           $1,532
---------------------------------------------------------------------------------------------------

30    Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

Core and Gateway Structure
Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with a Fund's investment objective. Through this structure Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a Gateway fund are understood to refer to the investment activities of the core portfolio(s) in which it invests.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

 .    what the Fund is trying to achieve;

 .    how we intend to invest your money; and

 .    what makes a Fund different from the other Funds offered in this
          Prospectus.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                   Stock Funds Prospectus     31

Disciplined Growth Fund
--------------------------------------------------------------------------------

Portfolio Manager: Stephen S. Smith, CFA

--------------------------------------------------------------------------------
Investment Objective
The Disciplined Growth Fund seeks capital appreciation by investing primarily in common stocks of larger companies.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies.

We seek higher long-term returns by investing primarily in the common stocks of companies that, in our view, possess above average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than $5 billion.

We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by us. In addition to approximately equal weighting of portfolio securities, we attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

--------------------------------------------------------------------------------
Permitted Investments
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
This Fund is primarily subject to the equity market risks described in the "Common Risks" section.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

32    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                             INSTITUTIONAL SHARES--COMMENCED
                                                             ON OCTOBER 15, 1997
                                                           --------------------------------------------------------
                                                               Sept. 30,      Sept. 30,      May 31,       May 31,
For the period ended:                                            2000          1999/1/        1999          1998
                                                           --------------------------------------------------------
Net asset value, beginning of period                         $  11.41       $  11.41       $ 10.44       $ 10.00

Income from investment operations:
  Net investment income (loss)                                   0.00          (0.01)        (0.01)         0.01
  Net realized and unrealized gain (loss)
    on investments                                               2.21           0.01          0.98          0.44

Total from investment operations                                 2.21           0.00          0.97          0.45

Less distributions:
  Dividends from net investment income                           0.00           0.00          0.00         (0.01)
  Distributions from net realized gain                          (0.25)          0.00          0.00          0.00

Total from distributions                                        (0.25)          0.00          0.00         (0.01)

Net asset value, end of period                               $  13.37       $  11.41       $ 11.41       $ 10.44

Total return (not annualized)/2/                                19.65%          0.00%         9.29%         4.50%

Ratios/supplemental data:
  Net assets, end of period (000s)                           $ 31,775       $ 49,973       $54,307       $12,325

Ratios to average net assets:
  Ratio of expenses to average net assets/3/                     1.00%          1.23%         1.25%         1.25%
  Ratio of net investment income (loss) to
    average net assets                                          (0.02%)        (0.30%)       (0.14%)        0.14%

Portfolio turnover/4/                                             106%            21%           90%           68%/5/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/3/,/6/         1.06%          1.43%         1.45%         2.44%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/5/ The Portfolio in which the Fund invests had a different period of operations than the Fund. The period of operations was October 15, 1997 to May 31, 1998.
/6/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Stock Funds Prospectus    33

Diversified Equity Fund
--------------------------------------------------------------------------------

Investment Objective
The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style."Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 10 core portfolios.

--------------------------------------------------------------------------------
Permitted Investments
We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation with moderate annual return volatility.

--------------------------------------------------------------------------------
Portfolio Allocation
As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                  Allocation

Index Portfolio                              25%
Equity Income Portfolio                      25%
Large Company Style                          25%
  Large Company Growth Portfolio                   20%
  Disciplined Growth Portfolio                      5%
Diversified Small Cap Style                  10%
  Small Cap Index Portfolio                       2.5%
  Small Company Growth Portfolio                  2.5%
  Small Company Value Portfolio                   2.5%
  Small Cap Value Portfolio                       2.5%
International Style                          15%
  International Portfolio                        8.50%
  International Equity Portfolio                 6.50%
TOTAL FUND ASSETS                           100%

34    Stock Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 100 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 102 for the professional summaries for these managers.

Core Portfolio              Sub-Advisor        Portfolio Manager(s)
Index                       WCM                David D. Sylvester and
                                               Laurie R. White

Equity Income               WCM                David L. Roberts, CFA and
                                               Gary J. Dunn, CFA

Large Company Growth        Peregrine          John S. Dale, CFA and
                                               Gary E. Nussbaum, CFA

Disciplined Growth          Smith              Stephen S. Smith, CFA

Small Cap Index             WCM                David D. Sylvester and
                                               Laurie R. White

Small Company Growth        Peregrine          Robert B. Mersky, CFA and
                                               Paul E. von Kuster, CFA

Small Company Value         Peregrine          Tasso H. Coin, Jr., CFA and
                                               Douglas G. Pugh, CFA

Small Cap Value             Smith              Stephen S. Smith, CFA

International               Schroder           Michael Perelstein

International Equity        WCM                Katherine Schapiro, CFA and
                                               Stacey Ho, CFA
--------------------------------------------------------------------------------
Important Risk Factors
Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    35

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund`s financial statements, is available upon request in the Fund`s annual report.

FOR A SHARE OUTSTANDING

                                                                        INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                        ON NOVEMBER 11, 1994
                                                                        -------------------------------------------
                                                                            Sept. 30,           Sept. 30,
For the period ended:                                                         2000               1999/1/
                                                                        -------------------------------------------
Net asset value, beginning of period                                      $    48.00         $    48.25

Income from investment operations:
  Net investment income (loss)                                                  0.18               0.04
  Net realized and unrealized gain (loss) on investments                        7.37              (0.29)

Total from investment operations                                                7.55              (0.25)

Less distributions:
  Dividends from net investment income                                         (0.16)              0.00
  Distributions from net realized gain                                         (2.67)              0.00

Total from distributions                                                       (2.83)              0.00

Net asset value, end of period                                            $    52.72         $    48.00

Total return (not annualized)/3/                                               15.99%             (0.52%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                        $1,938,206         $1,902,474

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                                    1.00%              1.00%
  Ratio of net investment income (loss) to average net assets                   0.31%              0.44%

Portfolio turnover                                                                38%                13%/4/

Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses (annualized)/2/,/5/                                       1.10%              1.18%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

36 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               May 31,           May 31,           May 31,          May 31,
                1999              1998              1997            1996/6/
--------------------------------------------------------------------------------
            $    43.06        $    36.50        $    30.55         $  27.53


                  0.22              0.22              0.25             0.16
                  6.15              8.94              6.05             4.25

                  6.37              9.16              6.30             4.41


                 (0.20)            (0.27)            (0.16)           (0.42)
                 (0.98)            (2.33)            (0.19)           (0.97)

                 (1.18)            (2.60)            (0.35)           (1.39)

            $    48.25        $    43.06        $    36.50         $  30.55

                 15.08%            26.12%            20.76%           16.38%


            $1,629,191        $1,520,343        $1,212,565         $907,223


                  1.00%             1.00%             1.02%            1.06%
                  0.47%             0.60%             0.79%            1.00%

                    35%/4/            23%/4/            48%               6%


                  1.17%             1.13%             1.31%            1.30%

                                                       Stock Funds Prospectus 37

Diversified Small Cap Fund
--------------------------------------------------------------------------------

Investment Objective
The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities."Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

We invest in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 4 core portfolios.

--------------------------------------------------------------------------------
Permitted Investments
The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect the transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation with moderate annual return volatility.

--------------------------------------------------------------------------------
Portfolio Allocation
As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                     Allocation

Small Cap Index Portfolio                          25%
Small Company Growth Portfolio                     25%
Small Company Value Portfolio                      25%
Small Cap Value Portfolio                          25%
TOTAL FUND ASSETS                                 100%

38   Stock Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 100 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 102 for the professional summaries for these managers.

Core Portfolio              Sub-Advisor        Portfolio Manager(s)

Small Cap Index             WCM                David D. Sylvester and
                                               Laurie R. White

Small Company Growth        Peregrine          Robert B. Mersky, CFA and
                                               Paul E. von Kuster, CFA

Small Company Value         Peregrine          Tasso H. Coin, Jr., CFA and
                                               Douglas G. Pugh, CFA

Small Cap Value             Smith              Stephen S. Smith, CFA

--------------------------------------------------------------------------------
Important Risk Factors
Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings, and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

                                                     Stock Funds Prospectus   39

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                   INSTITUTIONAL CLASS SHARES--
                                                                   COMMENCED ON DECEMBER 31, 1997
                                                                   ---------------------------------------------------
                                                                    Sept. 30,     Sept 30,     May 31,      May 31,
For the period ended:                                                 2000        1999/1/       1999         1998
                                                                   ---------------------------------------------------
Net asset value, beginning of period                               $     9.02    $   8.99     $  10.52     $  10.00

Income from investment operations:
 Net investment income (loss)                                            0.00       (0.01)        0.00         0.00
 Net realized and unrealized gain (loss) on investments                  2.16        0.04        (1.53)        0.52

Total from investment operations                                         2.16        0.03        (1.53)        0.52

Less distributions:
 Dividends from net investment income                                    0.00        0.00         0.00         0.00
 Distributions from net realized gain                                    0.00        0.00         0.00         0.00

Total from distributions                                                 0.00        0.00         0.00         0.00

Net asset value, end of period                                     $    11.18    $   9.02     $   8.99     $  10.52

Total return (not annualized)/4/                                        23.95%       0.33%      (14.54%)       5.20%

Ratios/supplemental data:
 Net assets, end of period (000s)                                  $  115,700    $ 67,459     $ 60,261     $ 12,551

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets/2/                              1.20%       1.20%        1.20%        1.21%
 Ratio of net investment income (loss) to average net assets             0.05%      (0.18%)      (0.05%)       0.25%

Portfolio turnover/3/                                                     121%         39%         112%          93%

Ratio of expenses to average net assets prior to waived fees and
reimbursed expenses (annualized)/2,5/                                    1.39%       1.59%        1.65%        2.65%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40   Stock Funds Prospectus

Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

--------------------------------------------------------------------------------
Investment Objective
The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 .    at least 65% of total assets in income-producing equity securities; and

 .    in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 2000, this median was approximately $4 billion; the median is expected to change frequently).

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets. We may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation and above-average dividend income.

--------------------------------------------------------------------------------
Important Risk Factors
Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 84; and the specific risks listed here. They are all important to your investment choice.

                                                     Stock Funds Prospectus   41

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                 INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                 ON NOVEMBER 11, 1994
                                                                 --------------------------------------
                                                                  Sept. 30,          Sept. 30,
For the period ended:                                               2000              1999/1/
                                                                 --------------------------------------
Net asset value, beginning of period                             $    44.19         $    46.35

Income from investment operations:
  Net investment income (loss)                                         0.52               0.18
  Net realized and unrealized gain (loss) on investments               0.12              (2.10)

Total from investment operations                                       0.64              (1.92)

Less distributions:
  Dividends from net investment income                                (0.52)             (0.24)
  Distributions from net realized gain                                (3.04)              0.00

Total from distributions                                              (3.56)             (0.24)

Net asset value, end of period                                   $    41.27         $    44.19

Total return (not annualized)/3/                                       1.39%             (4.16)%

Ratios/supplemental data:
  Net assets, end of period (000s)                               $1,403,624         $1,471,410

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                              0.85%/2/           0.85%/2/
  Ratio of net investment income (loss) to average net assets          1.21%              1.11%

Portfolio turnover                                                        9%/4/              5%/4/

Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses (annualized)/5/                              0.87%/2/           0.88%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

42   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 May 31,           May 31,           May 31,         May 31,
  1999              1998              1997           1996/6/
--------------------------------------------------------------------------------

$    41.18       $    33.16       $     27.56       $  24.02


      0.51             0.52              0.56           0.29
      5.45             8.76              5.55           4.02

      5.96             9.28              6.11           4.31


     (0.53)           (0.54)            (0.51)         (0.69)
     (0.26)           (0.72)             0.00          (0.08)

     (0.79)           (1.26)            (0.51)         (0.77)

$    46.35       $    41.18       $     33.16       $  27.56

     14.75%           28.61%            22.40%         18.14%


$1,519,541       $1,214,385       $   425,197       $230,831


      0.85%/2/         0.85%/2/          0.85%          0.86%
      1.23%            1.43%             1.97%          2.72%

         3%/4/            3%/4/             5%             1%

      0.89%/2/         0.86%/2/          0.90%          1.13%

                                                     Stock Funds Prospectus   43

Equity Value Fund
--------------------------------------------------------------------------------

Portfolio Managers: Allan White; Gregg Giboney, CFA

--------------------------------------------------------------------------------
Investment Objective
The Equity Value Fund seeks to provide long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low valuations, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 .    primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

 .    in debt instruments that may be converted into the common stocks of both
     U.S. and foreign companies; and

 .    up to 25% of our assets in foreign companies through ADRs and similar investments.

We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stocks and warrants.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, we may not achieve our objective of long-term capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 84; and the specific risks listed here. They are all important to your investment choice.

44   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                             INSTITUTIONAL CLASS SHARES--COMMENCED
                                             ON OCTOBER 1, 1995
                                             ------------------------------------------------------------------------------------
                                              Sept. 30,     Sept. 30,     Sept. 30,      Mar. 31,     Mar. 31,       Sept. 30,
For the period ended:                            2000         1999         1998/1/        1998        1997/2/        1996/3/
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period         $    14.25    $    14.92    $    18.15    $    14.43    $    12.65     $    13.27

Income from investment operations:
  Net investment income (loss)                     0.07          0.15          0.10          0.20          0.09           0.22
  Net realized and unrealized
   gain (loss) on investments                      1.50          0.59         (3.23)         5.58          1.89           1.61

Total from investment operations                   1.57          0.74         (3.13)         5.78          1.98           1.83

Less distributions:
  Dividends from net investment income            (0.04)        (0.15)        (0.10)        (0.20)        (0.08)         (0.23)
  Distributions from net realized gain            (2.27)        (1.26)         0.00         (1.86)        (0.12)         (2.22)

Total from distributions                          (2.31)        (1.41)        (0.10)        (2.06)        (0.20)         (2.45)

Net asset value, end of period               $    13.51    $    14.25    $    14.92    $    18.15    $    14.43     $    12.65

Total return (not annualized)/4/                  12.18%         4.51%       (17.26%)       42.02%        15.73%         14.58%

Ratios/supplemental data:
  Net assets, end of period (000s)           $   69,880    $  123,197    $  166,616    $  228,452    $  193,161     $  206,620

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets          1.00%         1.06%         0.97%         0.95%         0.95%          0.87%
  Ratio of net investment income (loss)
    to average net assets                          0.51%         0.96%         1.17%         1.18%         1.25%          1.69%

Portfolio turnover                                  117%           72%           23%           50%           45%            91%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)/5/              1.05%         1.08%         0.97%         0.98%         0.99%          0.92%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.
/3/  The Fund changed its investment advisor during this fiscal year.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                     Stock Funds Prospectus   45

Growth Fund
--------------------------------------------------------------------------------

Portfolio Manager: Kelli Hill; Stephen Biggs

--------------------------------------------------------------------------------
Investment Objective
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid-to large-capitalization stocks.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 .    at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

 .    the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid-to large-capitalization index (As of December 31, 2000, this range was from $50 million to $475 billion. The range is expected to change frequently.); and

 .    up to 25% of total assets in foreign companies through ADRs and similar investments.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
This Fund is primarily subject to the risks associated with equity securities, including foreign investments, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 84; and the specific risks listed here. They are all important to your investment choice.

46   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                              ON SEPTEMBER 6, 1996
                                            ------------------------------------------------------------------------------
                                              Sept. 30,    Sept. 30,     Sept. 30,     Mar. 31,    Mar. 31,    Sept. 30,
For the period ended:                           2000         1999         1998/1/        1998       1997/2/      1996
                                            ------------------------------------------------------------------------------
Net asset value, beginning of period           $ 26.80      $ 24.01       $ 25.91      $ 22.52      $ 21.01     $ 20.03

Income from investment operations:
 Net investment income (loss)                    (0.02)        0.03          0.07         0.17         0.09        0.02
 Net realized and unrealized
  gain (loss) on investments                      3.59         6.64         (1.90)        7.25         1.57        0.97

Total from investment operations                  3.57         6.67         (1.83)        7.42         1.66        0.99

Less distributions:
 Dividends from net investment income             0.00        (0.03)        (0.07)       (0.17)       (0.09)      (0.01)
 Dividends from net realized gain                (3.57)       (3.85)         0.00        (3.86)       (0.06)       0.00

Total from distributions                         (3.57)       (3.88)        (0.07)       (4.03)       (0.15)      (0.01)

Net asset value, end of period                 $ 26.80      $ 26.80       $ 24.01      $ 25.91      $ 22.52     $ 21.01

Total return (not annualized)/3/                 14.55%       29.69%        (7.10%)      34.86%        7.92%       3.41%

Ratios/supplemental data:
 Net assets, end of period (000s)              $52,561      $17,588       $14,355      $18,180      $19,719     $18,508

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets          1.00%        1.00%         1.02%        0.99%        1.01%       0.96%
 Ratio of net investment income (loss)
  to average net assets                          (0.05%)       0.15%         0.48%        0.65%        0.78%       1.27%

Portfolio turnover                                  51%          38%           18%         137%          40%         83%

Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses (annualized)/4/              1.02%        1.02%         1.04%         N/A          N/A         N/A

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                     Stock Funds Prospectus   47

Growth Equity Fund
--------------------------------------------------------------------------------

Investment Objective
The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style."Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 7 core portfolios and one Wells Fargo Fund.

--------------------------------------------------------------------------------
Permitted Investments
We invest primarily in equity securities by combining 3 different equity investment styles--a large company growth style, a diversified small cap style, and an international style. We allocate the assets dedicated to small company investments to 4 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of the Diversified Equity Fund, which blends 5 equity styles.

The percentage of Fund assets that we invest in each core portfolio or Fund may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a high level of long-term capital appreciation with moderate annual return volatility.

--------------------------------------------------------------------------------
Portfolio Allocation
As of September 30, 2000, the core portfolio/fund allocations for the Fund were as follows:

Investment Style/Portfolios                           Allocation

Large Company Style                                       35%
  Large Company Growth Portfolio                          31%
  OTC Growth Fund                                          4%
Diversified Small Cap Style                               35%
  Small Cap Index Portfolio                             8.75%
  Small Company Growth Portfolio                        8.75%
  Small Company Value Portfolio                         8.75%
  Small Cap Value Portfolio                             8.75%
International Style                                       30%
  International Portfolio                                 17%
  International Equity Portfolio                          13%
TOTAL FUND ASSETS                                        100%

48  Stock Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 100 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 102 for the professional summaries for these managers.

Core Portfolio              Sub-Advisor        Portfolio Manager(s)

Large Company Growth        Peregrine          John S. Dale, CFA and
                                               Gary E. Nussbaum, CFA

Small Cap Index             WCM                David D. Sylvester and
                                               Laurie R. White

Small Company Growth        Peregrine          Robert B. Mersky, CFA and
                                               Paul E. von Kuster, CFA

Small Company Value         Peregrine          Tasso H. Coin, Jr., CFA and
                                               Douglas G. Pugh, CFA

Small Cap Value             Smith              Stephen S. Smith, CFA

International               Schroder           Michael Perelstein

International Equity        WCM                Katherine Schapiro, CFA and
                                               Stacey Ho, CFA

--------------------------------------------------------------------------------
Important Risk Factors
This Fund is primarily subject to the equity market risks described in the Common Risks section. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  49

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                       INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                       ON NOVEMBER 11, 1994
                                                                       -----------------------------------------------
                                                                           Sept. 30,             Sept. 30,
For the period ended:                                                        2000                 1999/1/
                                                                       -----------------------------------------------
Net asset value, beginning of period                                       $  36.82              $  36.17

Income from investment operations:
  Net investment income (loss)                                                (0.09)                 0.01
  Net realized and unrealized gain (loss) on investments                       8.88                  0.64

Total from investment operations                                               8.79                  0.65

Less distributions:
  Dividends from net investment income                                         0.00                  0.00
  Distributions from net realized gain                                        (5.63)                 0.00

Total from distributions                                                      (5.63)                 0.00

Net asset value, end of period                                             $  39.98              $  36.82

Total return (not annualized)/4/                                              25.32%                 1.80%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $751,174              $644,215

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                                   1.25%                 1.25%
  Ratio of net investment income (loss) to average
    net assets                                                                (0.23%)                0.05%

Portfolio turnover                                                               78%/3/                22%/3/

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses (annualized)/2/,/5/                             1.34%                 1.40%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

50  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  May 31,         May 31,         May 31,        May 31,       Oct. 31,
   1999            1998            1997          1996/6/         1995
--------------------------------------------------------------------------------
$  35.72       $    32.48       $  29.08       $  26.97       $  22.28


   (0.03)           (0.04)         (0.02)          0.00          (0.02)
    2.58             6.86           4.05           4.09           4.71

    2.55             6.82           4.03           4.09           4.69


   (0.03)           (0.04)         (0.04)         (0.12)          0.00
   (2.07)           (3.54)         (0.59)         (1.86)          0.00

   (2.10)           (3.58)         (0.63)         (1.98)          0.00

$  36.17       $    35.72       $  32.48       $  29.08       $  26.97

    7.60%           22.52%         14.11%         15.83%         21.10%


$920,586       $1,033,251       $895,420       $735,728       $564,004


    1.25%            1.25%          1.30%          1.35%          1.38%

   (0.08%)          (0.11%)        (0.09%)         0.01%         (0.11%)

      73%/3/           47%/3/          9%             7%             9%



    1.38%            1.35%          1.84%          1.85%          1.92%

                                                      Stock Funds Prospectus  51

Index Fund
--------------------------------------------------------------------------------

Portfolio Managers: David D. Sylvester; Laurie R. White

---------------------------------------------------------------------------
Investment Objective
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

---------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

---------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 .    in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500 Index;

 .    in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

 .    in interest rate futures contracts, options or interest rate swaps and index swaps.

---------------------------------------------------------------------------
Important Risk Factors
We attempt to replicate the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 84; and the specific risks listed here. They are all important to your investment choice.

52   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                                 INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                 ON NOVEMBER 11, 1994
                                                                 -------------------------------------
                                                                      Sept. 30,         Sept. 30,
For the period ended:                                                    2000            1999/1/
                                                                 -------------------------------------
Net asset value, beginning of period                                  $  53.67          $  54.83

Income from investment operations:

 Net investment income (loss)                                             0.59              0.24
 Net realized and unrealized gain (loss) on investments                   6.42             (0.77)

Total from investment operations                                          7.01             (0.53)

Less distributions:
 Dividends from net investment income                                    (0.26)            (0.36)
 Distributions from net realized gain                                    (0.69)            (0.27)

Total from distributions                                                 (0.95)            (0.63)

Net asset value, end of period                                        $  59.73          $  53.67

Total return (not annualized)/3/                                         13.06%            (1.00%)

Ratios/supplemental data:
 Net assets, end of period (000s)                                     $982,975          $813,861

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                                  0.25%/2/          0.25%/2/
 Ratio of net investment income (loss) to average
 net assets                                                               1.02%             1.17%

Portfolio turnover                                                           8%/4/            11%/4/

Ratio of expenses to average net assets prior to waived
fees and reimbursed expenses (annualized)/5/                              0.33%/2/          0.55%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

54    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  May 31,           May 31,           May 31,          May 31,         Oct. 31,
   1999              1998              1997            1996/6/           1995
--------------------------------------------------------------------------------
$    46.36         $  39.49          $  31.49         $  27.67         $  21.80


      0.57             0.58              0.49             0.36             0.45
      8.87            10.74              8.50             4.08             5.42

      9.44            11.32              8.99             4.44             5.87


     (0.57)           (0.65)            (0.48)           (0.43)            0.00
     (0.40)           (3.80)            (0.51)           (0.19)            0.00

     (0.97)           (4.45)            (0.99)           (0.62)            0.00

$    54.83         $  46.36          $  39.49         $  31.49         $  27.67

     20.57%           30.32%            29.02%           16.27%           26.93%


$1,154,289         $784,205          $513,134         $249,644         $186,197


      0.25%/2/         0.25%/2/          0.25%            0.31%            0.50%

      1.28%            1.53%             2.10%            2.25%            2.12%

         4%/4/            7%/4/            24%               9%              14%



      0.55%/2/         0.58%/2/          0.56%            0.57%            0.64%

                                                     Stock Funds Prospectus   55

International Fund
--------------------------------------------------------------------------------

Portfolio Manager: Michael Perelstein

---------------------------------------------------------------------------
Investment Objective
The International Fund seeks long-term capital appreciation by investing in high-quality companies based outside the United States.

---------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest substantially all of our assets in equity securities of high-quality foreign companies which are generally based in countries considered to be developed markets, although we may invest in securities of companies based in emerging markets when we believe opportunities for growth exist. We select investments on the basis of their potential for capital appreciation without regard to current income.

---------------------------------------------------------------------------
Permitted Investments
We may invest in preferred stocks and convertible debt securities and we may hedge against currency risk by using foreign currency forward contracts. We will normally limit our investment in a single issuer to 10% or less of our total assets. We may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

---------------------------------------------------------------------------
Important Risk Factors
Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

56   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

International Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                      ON NOVEMBER 11, 1994
                                                                      -------------------------------------
                                                                       Sept. 30,             Sept. 30,
For the period ended:                                                    2000                 1999/1/
                                                                      -------------------------------------
Net asset value, beginning of period                                  $    23.74            $     22.80

Income from investment operations:
  Net investment income (loss)                                             (0.02)                  0.07
  Net realized and unrealized gain (loss) on investments                    3.82                   0.87

Total from investment operations                                            3.80                   0.94

Less distributions:
  Dividends from net investment income                                      0.00                   0.00
  Distributions from net realized gain                                     (2.39)                  0.00

Total from distributions                                                   (2.39)                  0.00

Net asset value, end of period                                        $    25.15            $     23.74

Total return (not annualized)/6/                                           15.98%                  4.12%

Ratios/supplemental data:
  Net assets, end of period (000s)                                    $  285,713            $   274,448

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                                1.50%                  1.50%
  Ratio of net investment income (loss) to average
    net assets                                                             (0.06%)                 0.90%

Portfolio turnover                                                           127%/4/                 23%/4/

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses (annualized)/2/,/5/                          1.53%                  1.58%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/7/  The Fund changed its fiscal year-end from October 31 to May 31.

58   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  May 31,         May 31,         May 31,      May 31,        Oct. 31,
   1999            1998            1997        1996/7/          1995
--------------------------------------------------------------------------------
$   23.85       $    21.67       $  19.84     $   17.99      $   17.28


     0.10             0.09           0.09          0.14           0.09
    (0.48)            2.29           1.94          2.04           0.62

    (0.38)            2.38           2.03          2.18           0.71


    (0.21)           (0.20)         (0.20)        (0.33)          0.00
    (0.46)            0.00           0.00          0.00           0.00

    (0.67)           (0.20)         (0.20)        (0.33)          0.00

$   22.80       $    23.85       $  21.67     $   19.84      $   17.99

    (1.32%)          11.19%         10.27%        12.31%          4.11%


$ 271,240       $  279,667       $228,552     $ 143,643      $  91,401


     1.50%            1.47%          1.43%         1.50%          1.50%

     0.44%            0.45%          0.40%         0.60%          0.54%

       95%/3/           37%/3/         48%/4/        14%/4/         29%


     1.61%            1.50%          1.44%         1.52%          1.66%

                                                     Stock Funds Prospectus   59

International Equity Fund
--------------------------------------------------------------------------------

Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

--------------------------------------------------------------------------------
Investment Objective
The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 .    at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

 .    in a minimum of five countries exclusive of the U.S.;

 .    up to 50% of total assets in any one country;

 .    up to 25% of total assets in emerging markets;

 .    in issuers with an average market capitalization of $10 billion or more,although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

 .    in equity securities including common stocks,and preferred stocks,and in warrants,convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of total return, with an emphasis on capital appreciation.

60   Stock Funds Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

                                                     Stock Funds Prospectus   61

International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                 INSTITUTIONAL CLASS SHARES--
                                                                 COMMENCED ON NOVEMBER 8, 1999
                                                                 -----------------------------
                                                                          Sept. 30,
For the period ended:                                                       2000
                                                                 -----------------------------
Net asset value, beginning of period                                      $  13.61

Income from investment operations:
  Net investment income (loss)                                                0.16
  Net realized and unrealized gain (loss) on investments                      1.62

Total from investment operations                                              1.78

Less distributions:
  Dividends from net investment income                                       (0.14)
  Distributions from net realized gain                                       (0.08)

Total from distributions                                                     (0.22)

Net asset value, end of period                                            $  15.17

Total return (not annualized)/1/                                             13.01%

Ratios/supplemental data:
  Net assets, end of period (000s)                                        $122,397

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     1.50%
  Ratio of net investment income (loss) to average net assets                 0.32%

Portfolio turnover                                                              26%

Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses (annualized)/2/                                         1.92%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

62   Stock Funds Prospectus

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--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

--------------------------------------------------------------------------------
Investment Objective
The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway Fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 2000, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

--------------------------------------------------------------------------------
Permitted Investments
We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed above. They are all important to your investment choice.

64   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                  INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                  ON NOVEMBER 11, 1994
                                                                  --------------------------------------------
                                                                       Sept. 30,         Sept. 30,
For the period ended:                                                    2000              1999/1/
                                                                  --------------------------------------------
Net asset value, beginning of period                                  $      54.60      $   54.67

Income from investment operations:
  Net investment income (loss)                                               (0.30)         (0.07)
  Net realized and unrealized gain (loss) on investments                     18.01           0.00

Total from investment operations                                             17.71          (0.07)

Less distributions:
  Dividends from net investment income                                        0.00           0.00
  Distributions from net realized gain                                       (1.60)          0.00

Total from distributions                                                     (1.60)          0.00

Net asset value, end of period                                        $      70.71      $   54.60

Total return (not annualized)/4/                                             32.74%         (0.13%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                    $  1,532,428      $ 801,943

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     1.00%/2/       1.00%/2/
  Ratio of net investment income (loss) to average
    net assets                                                               (0.53%)        (0.38%)

Portfolio turnover                                                               9%/3/          5%/3/

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses (annualized)/5/                                1.02%/2/       1.04%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

66    Stock Funds Prospectus

                                                         Financial Highlights
------------------------------------------------------------------------------


------------------------------------------------------------------------------
  May 31,          May 31,       May 31,        May 31,       Oct. 31,
   1999             1998          1997          1996/6/        1995
------------------------------------------------------------------------------

$    39.94      $    32.63     $   26.97      $  23.59      $  18.50


     (0.17)          (0.11)        (0.03)        (0.04)        (0.05)
     15.95           10.20          5.91          3.64          5.14

     15.78           10.09          5.88          3.60          5.09


      0.00            0.00         (0.01)         0.00          0.00
     (1.05)          (2.78)        (0.22)        (0.22)         0.00

     (1.05)          (2.78)        (0.22)         0.22          0.00

$    54.67      $    39.94     $   32.63      $  26.97      $  23.59

     39.96%          32.29%        21.93%        15.40%        27.51%


$  645,385      $  232,499     $ 131,768      $ 82,114      $ 63,567


      1.00%/2/        1.00%/2/      0.99%         1.00%         1.00%

     (0.49%)         (0.36%)       (0.18%)       (0.30%)       (0.23%)

        28%/3/          13%/3/        24%           17%           32%


      1.09%/2/        1.03%/2/      1.09%         1.13%         1.20%

                                                Stock Funds Prospectus    67

Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: Thomas Zeifang, CFA; Christopher Greene

--------------------------------------------------------------------------------
Investment Objective
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 2000, the range was $3.3 million to $6.1 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

 . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

 . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

 . no more than 25% of total assets in foreign companies through ADRs and similar investments.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .  pay low or no dividends;

 .  have smaller market capitalization;

 .  have less market liquidity;

 . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

 .  have aggressive capital structures including high debt levels; or

 . are involved in rapidly growing or changing industries and/or new technologies.

68    Stock Funds Prospectus

--------------------------------------------------------------------------------

Because we invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    69

Small Cap Growth Fund                                      Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                          INSTITUTIONAL CLASS SHARES--COMMENCED
                                          ON SEPTEMBER 16, 1996
                                          -----------------------------------------------------------------------------------
                                             Sept. 30,    Sept. 30,   Sept. 30,    Mar. 31,    Mar. 31,       Sept. 30,
For the period ended:                        2000         1999        1998/1/      1998        1997/1/        1996
                                          -----------------------------------------------------------------------------------
Net asset value, beginning of period         $  26.66     $  18.02    $  25.77     $  19.01    $  22.45       $  22.01

Income from investment operations:
  Net investment income (loss)                  (0.13)       (0.28)      (0.02)        0.00        0.02           0.00
  Net realized and unrealized
    gain (loss) on investments                  20.34        10.38       (7.73)        8.84       (3.46)          0.44

Total from investment operations                20.21        10.10       (7.75)        8.84       (3.44)          0.44

Less distributions:
  Dividends from net investment income           0.00         0.00        0.00        (0.01)       0.00           0.00
  Dividends from net realized gain              (2.60)       (1.46)       0.00        (2.07)       0.00           0.00

Total from distributions                        (2.60)       (1.46)       0.00        (2.08)       0.00           0.00

Net asset value, end of period               $  44.27     $  26.66    $  18.02     $  25.77    $  19.01       $  22.45

Total return (not annualized)/5/                81.35%       59.98%     (30.07%)      47.70%     (15.32%)         2.00%

Ratios/supplemental data:
  Net assets, end of period (000s)           $186,315     $ 22,023    $ 56,438     $ 78,856    $ 29,200       $ 24,553

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets        1.20%        0.76%       0.76%        0.75%/3/    0.75%/3/       1.60%/3/
  Ratio of net investment income (loss)
    to average net assets                       (0.68%)      (0.38%)     (0.21%)       0.01%       0.16%         (1.15%)

Portfolio turnover                                263%         249%        110%         291%/4/      69%/4/         10%/4/

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)/6/            1.43%        1.29%       1.21%        1.26%/3/    1.65%/3/       1.63%/3/

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.
/3/  Ratio includes income and expenses allocated from the Master Portfolio.
/4/  Reflects activity of the Master Portfolio.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/6/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

70    Stock Funds Prospectus

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--------------------------------------------------------------------------------

Small Cap Opportunities Fund
--------------------------------------------------------------------------------
(The Institutional Class shares of this Fund are available to new investors.)

Portfolio Manager: Ira Unschuld

--------------------------------------------------------------------------------
Investment Objective
The Small Cap Opportunities Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We actively manage a diversified portfolio that invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $2.2 billion or less.

We attempt to identify securities of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. Our assessment of a company's management's competence will be an important consideration. These criteria are not rigid and we may make other investments to achieve the Fund's objective.

--------------------------------------------------------------------------------
Permitted Investments
We invest primarily in small cap equity securities, including common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

We may use options and futures contracts to manage risk. We also may use options to enhance return.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .    pay low or no dividends;

 .    have smaller market capitalization;

 .    have less market liquidity;

 .    have no or relatively short operating histories, or are new public companies or are initial public offerings;

 .    have aggressive capital structures including high debt levels;

 .    are involved in rapidly growing or changing industries and/or new technologies.

72    Stock Funds Prospectus

--------------------------------------------------------------------------------

Because we may invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 84, and the specific risks listed above. They are all important to your investment choice.

                                                     Stock Funds Prospectus   73

Small Cap Opportunities Fund                               Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                             INSTITUTIONAL CLASS SHARES--COMMENCED
                                             ON AUGUST 15, 1996
                                             -----------------------------------------------------------------------------------
                                                   Sept. 30,      Sept. 30,       May 31,         May 31,         May 31,
For the period ended:                                2000          1999/1/         1999            1998            1997
                                             -----------------------------------------------------------------------------------
Net asset value, beginning of period              $  20.50        $  20.51       $   23.61       $   19.84      $   16.26

Income from investment operations:
  Net investment income (loss)                       (0.11)          (0.03)          (0.11)          (0.06)         (0.01)
  Net realized and unrealized gain (loss)
    on investments                                    9.58            0.02           (2.97)           4.36           3.60

Total from investment operations                      9.47           (0.01)          (3.08)           4.30           3.59

Less distributions:
  Dividends from net investment income                0.00            0.00            0.00            0.00           0.00
  Distributions from net realized gain                0.00            0.00           (0.02)          (0.53)         (0.01)

Total from distributions                              0.00            0.00           (0.02)          (0.53)         (0.01)

Net asset value, end of period                    $  29.97        $  20.50       $   20.51       $   23.61      $   19.84

Total return (not annualized)/2/                     46.20%          (0.05%)        (13.02%)         21.95%         11.42%

Ratios/supplemental data:
  Net assets at end of period (000s)              $271,936        $195,283       $ 201,816       $ 284,828      $  77,174

Ratios to average net assets:
  Ratio of expenses to average net assets             1.25%           1.25%           1.25%/3/        1.25%/3/       1.25%/3/
  Ratio of net investment income (loss)
    to average net assets                            (0.45%)         (0.44%)         (0.47%)         (0.40%)        (0.16%)

Portfolio turnover                                     165%             40%            119%/4/          55%/4/         34%/4/

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                            1.28%           1.29%           1.35%/3/        1.38%/3/       1.89%/3/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invested.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

74    Stock Funds Prospectus

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--------------------------------------------------------------------------------

Small Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Manager: Stephen S. Smith, CFA

--------------------------------------------------------------------------------
Investment Objective
The Small Cap Value Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of smaller companies.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies.

We seek capital appreciation by investing in common stocks of smaller companies. We will normally invest substantially all of the Fund's assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 31, 2000 ranged from approximately $3.3 million to approximately $6.1 billion, and is expected to change frequently.

--------------------------------------------------------------------------------
Permitted Investments
We seek higher growth rates and greater long-term returns by investing primarily in the common stocks of smaller companies that we believe to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. We value companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company independently using public market value as one factor in its analysis. In seeking companies that will report a level of earnings exceeding that expected by investors, we use both quantitative and fundamental analysis. Among other factors, we consider changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company. We may invest in additional core portfolios or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of capital appreciation.

--------------------------------------------------------------------------------
Important Risk Factors
This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .    pay low or no dividends;

 .    have smaller market capitalization;

 .    have less market liquidity;

 .    have no or relatively short operating histories, or are new public companies or are initial public offerings;

 .    have aggressive capital structures including high debt levels; or

 .    are involved in rapidly growing or changing industries and/or new technologies.

76    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

There is no guarantee that securities selected as "undervalued" will perform as expected.

Because we may invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 84; and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    77

Small Cap Value Fund                                        Financial Highlights
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This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON OCTOBER 15, 1997
                                                              ---------------------------------------------------
                                                                Sept. 30,     Sept. 30,     May 31,     May 31,
For the period ended:                                             2000         1999/1/       1999        1998
                                                              ---------------------------------------------------
Net asset value, beginning of period                             $  8.51      $  8.04      $ 10.16     $ 10.00

Income from investment operations:
  Net investment income (loss)                                     (0.02)       (0.02)       (0.03)      (0.01)
  Net realized and unrealized gain (loss) on investments            2.13         0.49        (2.08)       0.17

Total from investment operations                                    2.11         0.47        (2.11)       0.16

Less distributions:
  Dividends from net investment income                              0.00         0.00         0.00        0.00
  Distributions from net realized gain                              0.00         0.00        (0.01)       0.00

Total from distributions                                            0.00         0.00        (0.01)       0.00

Net asset value, end of period                                   $ 10.62      $  8.51      $  8.04     $ 10.16

Total return (not annualized)/2/                                   24.79%        5.85%      (20.77%)      1.60%

Ratio/supplementary data:
  Net assets at end of period (000s)                             $42,605      $17,404      $16,791     $ 6,422

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/3/                        1.25%        1.29%        1.30%       1.30%
  Ratio of net investment income (loss) to average net assets      (0.48%)      (0.60%)      (0.46%)     (0.56%)

Portfolio turnover/4/                                                124%          49%         108%         79%/5/

Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses (annualized)/3/,/6/                       1.37%        1.71%        1.72%       3.54%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio in which the Fund invests. /4/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/5/ The Portfolio in which the Fund invests had a different period of operations than the Fund.
/6/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

78    Stock Funds Prospectus

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Small Company Growth Fund
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(This Fund is closed to new investors.)

Portfolio Managers: Robert B. Mersky, CFA; Paul E. von Kuster, CFA

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Investment Objective
The Small Company Growth Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies.

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Investment Strategies
The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stocks of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index which currently is $6.1 billion, and is expected to change frequently.

In selecting securities for the Fund, we seek to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

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Permitted Investments
We may invest up to 10% of the Fund's total assets in securities of foreign companies. We will not invest more than 10% of the Fund's total assets in the securities of a single issuer, or more than 35% of the Fund's total assets in the securities of companies considered to be "mid-capitalization." We may invest in additional core portfolios or invest directly in a portfolio of securities.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

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Important Risk Factors
This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .    pay low or no dividends;

 .    have smaller market capitalization;

 .    have less market liquidity;

 .    have no or relatively short operating histories, or are new public companies or are initial public offerings;

 .    have aggressive capital structures including high debt levels; or

 .    are involved in rapidly growing or changing industries and/or new technologies.

80    Stock Funds Prospectus

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Because we may invest in more aggressive securities, share prices may rise and fall more than the share prices of other funds. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 84; and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    81

Small Company Growth Fund
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This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON NOVEMBER 11, 1994
                                                              ---------------------------------------------
                                                                      Sept. 30,           Sept. 30,
For the period ended:                                                    2000              1999/1/
                                                              ---------------------------------------------
Net asset value, beginning of period                                  $  27.03            $  27.44

Income from investment operations:
  Net investment income (loss)                                           (0.22)              (0.05)
  Net realized and unrealized gain (loss) on investments                  9.41               (0.36)

Total from investment operations                                          9.19               (0.41)

Less distributions:
  Dividends from net investment income                                    0.00                0.00
  Distributions from net realized gain                                    0.00                0.00

Total from distributions                                                  0.00                0.00

Net asset value, end of period                                        $  36.22            $  27.03

Total return (not annualized)/4/                                         34.00%              (1.49%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                    $603,584            $515,292

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                 1.25%/2/            1.25%/2/
  Ratio of net investment income (loss) to average
    net assets                                                           (0.59%)             (0.52%)

Portfolio turnover                                                         203%/3/              55%/3/

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses (annualized)/5/                            1.27%/2/            1.30%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

82    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
May 31,             May 31,               May 31,                May 31,
 1999                1998                  1997                  1996/6/
--------------------------------------------------------------------------------
$  33.69            $  31.08              $  33.00               $  29.99


   (0.15)              (0.23)                (0.18)                 (0.07)
   (3.67)               6.88                  1.83                   5.94

   (3.82)               6.65                  1.65                   5.87


    0.00                0.00                  0.00                   0.00
   (2.43)              (4.04)                (3.57)                 (2.86)

   (2.43)              (4.04)                (3.57)                 (2.86)

$  27.44            $  33.69              $  31.08               $  33.00

  (10.72%)             22.38%                 5.65%                 21.43%


$557,516            $748,269              $447,580               $378,546


    1.25%/2/            1.25%/2/              1.24%                  1.25%

   (0.52%)             (0.73%)               (0.71%)                (0.41%)

     154%/3/             123%/3/               124%                    62%


    1.30%/2/            1.26%/2/              1.29%                  1.29%

                                                    Stock Funds Prospectus    83

General Investment Risks
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Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

 .    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .    We cannot guarantee that we will meet our investment objectives.

 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 .    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.

 .    The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 .    The Funds may also use certain derivative investments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

 .    The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

84    Stock Funds Prospectus

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What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

Foreign Investment Risk--The risk that foreign investments may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

                                                     Stock Funds Prospectus   85

General Investment Risks
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Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

86    Stock Funds Prospectus

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Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                             DISCIPLINED DIVERSIFIED   DIVERSIFIED   EQUITY  EQUITY
                                                                                GROWTH      EQUITY       SMALL CAP   INCOME  VALUE
INVESTMENT PRACTICE                                 PRINCIPAL RISKS
Borrowing Policies
The ability to borrow money for temporary           Leverage Risk                    .         .           .           .        .
purposes (e.g. to meet shareholder
redemptions).

Emerging Markets
Securities of companies located or operating        Information, Political,          .         .                                .
in countries considered developing or to            Regulatory, Diplomatic,
have "emerging" stock markets. Generally, these     Liquidity and Currency
securities have the same type of risks as           Risk
foreign securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.              Information,                     .         .           .           .        .
company, or debt securities of a non-U.S. company   Political, Regulatory,
or foreign government in the form of an ADR         Diplomatic, Liquidity
or similar investment. Foreign securities           and Currency Risk
may also be emerging market securities, which are
subject to the same risks, but to a higher degree.

Illiquid Securities
A security which may not be sold or disposed        Liquidity Risk                   .         .           .           .        .
of in the ordinary course of business within seven
days at approximately the value determined for
it by the Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to               Credit, Counter-Party            .         .           .           .        .
brokers, dealers and financial institutions to      and Leverage Risk
increase return on those securities. Loans may be
made up to 1940 Act limits (currently one-third of
total assets including the value of the collateral
received).

                                                                  GROWTH                                      INTERNATIONAL
                                                    GROWTH        EQUITY        INDEX      INTERNATIONAL          EQUITY
INVESTMENT PRACTICE
Borrowing Policies
The ability to borrow money for temporary             .              .            .              .                  .
purposes (e.g. to meet shareholder
redemptions).

Emerging Markets
Securities of companies located or operating                         .                           .                  .
in countries considered developing or to
have "emerging" stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.                .              .            .              .                  .
company, or debt securities of a non-U.S. company
or foreign government in the form of an ADR
or similar investment. Foreign securities
may also be emerging market securities, which are
subject to the same risks, but to a higher degree.

Illiquid Securities
A security which may not be sold or disposed          .              .                           .                  .
of in the ordinary course of business within seven
days at approximately the value determined for
it by the Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to                 .              .            .              .                  .
brokers, dealers and financial institutions to
increase return on those securities. Loans may be
made up to 1940 Act limits (currently one-third of
total assets including the value of the collateral
received).

                                                    LARGE COMPANY     SMALL CAP       SMALL CAP     SMALL CAP   SMALL COMPANY
                                                       GROWTH           GROWTH      OPPORTUNITIES     VALUE        GROWTH
INVESTMENT PRACTICE
Borrowing Policies
The ability to borrow money for temporary                 .               .               .               .           .
purposes (e.g. to meet shareholder
redemptions).

Emerging Markets
Securities of companies located or operating                              .               .               .           .
in countries considered developing or to
have "emerging" stock markets. Generally,
these securities have the same type of risks
as foreign securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.                    .               .               .               .           .
company, or debt securities of a non-U.S.
company or foreign government in the form of
an ADR or similar investment. Foreign
securities may also be emerging market
securities, which are subject to the same
risks, but to a higher degree.

Illiquid Securities
A security which may not be sold or disposed              .               .               .               .           .
of in the ordinary course of business within
seven days at approximately the value
determined for it by the Fund. Limited to 15%
of total assets.

Loans of Portfolio Securities
The practice of loaning securities to                     .               .               .               .           .
brokers, dealers and financial institutions
to increase return on those securities. Loans
may be made up to 1940 Act limits (currently
one-third of total assets including the value
of the collateral received).

                                                     Stock Funds Prospectus   87

General Investment Risks
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                                                                      DISCIPLINED  DIVERSIFIED  DIVERSIFIED   EQUITY    EQUITY
                                                                         GROWTH      EQUITY      SMALL CAP    INCOME     VALUE
INVESTMENT PRACTICE                          PRINCIPAL RISKS
Options
The right or obligation to receive           Credit, Information
or deliver a security or cash payment        and Liquidity Risk
depending on the security's price or                                       .         .                          .         .
the performance of an index or
benchmark. Types of options used may
include: options on securities, options
on a stock index, stock index futures
and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of         Market Risk
other mutual funds, which will cause                                       .         .            .             .         .
Fund shareholders  to bear a pro rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Funds.

Privately Issued Securities                  Liquidity Risk
Securities that are not publicly                                                     .            .             .         .
traded but which may or may not be
resold in accordance with Rule 144A
of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a       Credit and
security agrees to buy back a security       Counter-Party Risk            .         .            .             .         .
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which        Market, Experience
may be less liquid and more volatile         and Liquidity Risk            .         .            .                       .
than investments in larger companies.

                                                         GROWTH                         INTERNATIONAL  LARGE COMPANY    SMALL CAP
                                                GROWTH   EQUITY   INDEX  INTERNATIONAL      EQUITY        GROWTH         GROWTH
INVESTMENT PRACTICE
Options
The right or obligation to receive
or deliver a security or cash payment
depending on the security's price or               .                .
the performance of an index or
benchmark. Types of options used may
include: options on securities, options
on a stock index, stock index futures
and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause               .       .        .         .               .             .               .
Fund shareholders  to bear a pro rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Funds.

Privately Issued Securities
Securities that are not publicly                  .       .        .         .               .             .               .
traded but which may or may not be
resold in accordance with Rule 144A
of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a
security agrees to buy back a security           .       .        .         .               .             .               .
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which                    .                  .               .                             .
may be less liquid and more volatile
than investments in larger companies.

                                                 SMALL CAP       SMALL CAP      SMALL COMPANY
                                                OPPORTUNITIES      VALUE           GROWTH
INVESTMENT PRACTICE
Options
The right or obligation to receive
or deliver a security or cash payment
depending on the security's price or                 .               .
the performance of an index or
benchmark. Types of options used may
include: options on securities, options
on a stock index, stock index futures
and options on stock index futures to
protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause                 .               .                .
Fund shareholders  to bear a pro rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Funds.

Privately Issued Securities
Securities that are not publicly                     .
traded but which may or may not be
resold in accordance with Rule 144A
of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a               .               .               .
security agrees to buy back a security
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which                 .               .               .
may be less liquid and more volatile
than investments in larger companies.

88    Stock Funds Prospectus

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Organization and Management of the Funds
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A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 99 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may change service providers.

                                                         BOARD OF TRUSTEES

                                                 Supervises the Funds' activities
----------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT ADVISOR                                                CUSTODIAN
Wells Fargo Funds Management, LLC                         Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA                         6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities                  Provides safekeeping for the Funds' assets
----------------------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT SUB-ADVISOR

                                                          Varies by Fund
                                           See Individual Fund Descriptions for Details
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                SHAREHOLDER
                                                                                     TRANSFER                    SERVICING
    DISTRIBUTOR                             ADMINISTRATOR                             AGENT                       AGENTS

Stephens  Inc.                          Wells Fargo Funds                       Boston Financial Data          Various Agents
111 Center St.                          Management, LLC                         Services, Inc.
Little Rock, AR                         525 Market St.                          Two Heritage Dr.
                                        San Francisco, CA                       Quincy, MA

Markets the Funds and                   Manages the                             Maintains records              Provide
distributes Fund shares                 Funds' business activities              of shares and                  services to
                                                                                supervises the payment         customers
                                                                                of dividends
----------------------------------------------------------------------------------------------------------------------------------

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                               Advise current and prospective shareholders on their Fund investments
----------------------------------------------------------------------------------------------------------------------------------

                                                           SHAREHOLDERS

90    Stock Funds Prospectus

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In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

The Diversified Equity, Diversified Small Cap and Growth Equity Funds are Gateway funds that invest in various core portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in various core portfolios. Funds Management also acts as the advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

Dormant Investment Advisory Arrangements
Under the investment advisory contract for the Funds, Funds Management has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Funds Management receives an investment advisory fee from the Gateway fund for the management of those assets.

The Sub-Advisors
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Equity Income, Equity Value, Growth, Index, International Equity and Small Cap Growth Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth and Small Company Growth Portfolios in which the Funds of the same name invest substantially all of their assets. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

                                                    Stock Funds Prospectus    91

Organization and Management of the Funds
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Schroder Investment Management North America Inc. ("Schroder"), is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7/th/ Avenue, New York, NY 10019, is a registered investment advisor. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of December 31,2000, Schroder managed $41 billion in assets.

Smith Asset Management Group, LP ("Smith Group") is the sub-advisor for the Disciplined Growth and Small Cap Value Funds. Smith Group, whose principal business address is 200 Crescent Court, Suite 850, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 2000, the Smith Group managed over $900 million in assets.

WCM, Peregrine, Schroder and Smith Group are each sub-advisors to certain of the core portfolios in which the Diversified Equity, Diversified Small Cap, and Growth Equity Funds invest.

The Administrator
Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for the Diversified Small Cap, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small Company Growth Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.10% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

92    Stock Funds Prospectus

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Your Account
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This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares
 .    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 .    We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

 .    We process requests to buy or sell shares of the non-money market Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

 .    The Funds are open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

Minimum Investments
Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

94   Stock Funds Prospectus

                                                               How to Buy Shares
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You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

 .    Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 .    Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 .    Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 .    The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 .    Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

 .    All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                                                     Stock Funds Prospectus   95

Your Account                                                  How to Sell Shares
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Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes for Selling Shares
 .    We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

 .    Redemption proceeds are usually wired to the redeeming Institution the following business day.

 .    If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 .    We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 .    Generally, we pay redemption requests in cash, unless the redemption requests is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

96   Stock Funds Prospectus

                                                                       Exchanges
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Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You should carefully read the Prospectus for the Fund into which you wish to exchange.

 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

 .    You may make exchanges only between like share classes of non-money market
     Funds and the Service Class shares of money market Funds.

 .    In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in your exchange privileges.

Contact your account representatives for further details.

                                                     Stock Funds Prospectus   97

Other Information
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Dividend and Capital Gain Distributions
The Funds in this Prospectus pay any dividend distributions of net investment income and capital gain distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability. We expect that the International Fund and International Equity Fund will be eligible for and will make this election. No other Fund will be eligible for the election.

If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

98   Stock Funds Prospectus

Table of Predecessors
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The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

Each Fund listed below is an accounting survivor of a former Stagecoach Funds, Inc., or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

Wells Fargo Funds Trust              Predecessor Fund
Disciplined Growth Fund              Performa Disciplined Growth Fund

Diversified Equity Fund              Norwest Advantage Diversified Equity Fund

Diversified Small Cap Fund           Norwest Advantage Diversified Small Cap Fund

Equity Income Fund                   Norwest Advantage Income Equity Fund

Equity Value Fund                    Stagecoach Equity Value Fund

Growth Fund                          Stagecoach Growth Fund

Growth Equity Fund                   Norwest Advantage Growth Equity Fund

Index Fund                           Norwest Advantage Index Fund

International Fund                   Norwest Advantage International Fund

International Equity Fund            Stagecoach International Equity Fund

Large Company Growth Fund            Norwest Advantage Large Company Growth Fund

Small Cap Growth Fund                Stagecoach Small Cap Fund

Small Cap Opportunities Fund         Norwest Advantage Small Cap Opportunities Fund

Small Cap Value Fund                 Performa Small Cap Value Fund

Small Company Growth Fund            Norwest Advantage Small Company Growth Fund

                                                     Stock Funds Prospectus   99

Description of Core Portfolios
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FUND                               OBJECTIVE

Disciplined Growth Portfolio       The Portfolio seeks capital appreciation by
                                   investing in common stocks of larger
                                   companies.

Equity Income Portfolio            The Portfolio seeks to provide long-term
                                   capital appreciation consistent with above-average dividend income.

Index Portfolio                    The Portfolio seeks to replicate the return
                                   of the S&P 500 Index with minimum tracking error and to minimize transaction costs.

International Equity Portfolio     The Portfolio seeks total return, with an
                                   emphasis on capital appreciation, over the long-term by investing in equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world.

International Portfolio            The Portfolio seeks to provide long-term
                                   capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

Large Company Growth Portfolio     The Portfolio seeks to provide long-term
                                   capital appreciation by investing primarily in large, high-quality domestic companies that the advisor believes have superior growth potential.

Small Cap Index Portfolio          The Portfolio seeks to replicate the total
                                   return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Cap Value Portfolio          The Portfolio seeks capital appreciation by
                                   investing in common stocks of smaller
                                   companies.

Small Company Growth Portfolio     The Portfolio seeks to provide long-term
                                   capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio      The Portfolio seeks to provide long-term
                                   capital appreciation by investing primarily in common stocks of smaller companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000, was $6.1 billion, but is expected to change frequently.

100  Stock Funds Prospectus

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PRINCIPAL STRATEGIES

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4 billion as of December 2000, but its expected to change frequently.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 2000, ranged from $3.3 million to $6.1 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stocks of small-and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000, was $6.1 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

                                                     Stock Funds Prospectus  101

Portfolio Managers
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Stephen Biggs
Growth Fund since 2000
Mr. Biggs joined WCM in June 1998 as an Equity Analyst on the Core Equity Team and became a Senior Equity Analyst in August 1999, performing independent security analysis, developing earnings models, and preparing industry outlooks for use in portfolio management. Prior to joining WCM, Mr. Biggs was an Equity Analyst since April 1997 with the State of Montana Board of Investments, where he was responsible for analysis supporting the $2 billion equity portion of the state employee retirement fund. From December 1995 through March 1997, he was an Equity Analyst for Sentinel Asset Management. Mr. Biggs earned his BS in Business in 1993 and his MS in Business in 1996, both from San Diego State University. He is a member of AIMR, Security Analysts of San Francisco.

Tasso H. Coin, Jr., CFA
Diversified Equity Fund and its predecessor since 1995
Diversified Small Cap Fund and its predecessor since 1997
Growth Equity Fund and its predecessor since 1995
Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA
Diversified Equity Fund and its predecessor since 1988
Growth Equity Fund and its predecessor since 1989
Large Company Growth Fund and its predecessor since 1983
Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Gary J. Dunn, CFA
Diversified Equity Fund and its predecessor since 1989
Equity Income Fund and its predecessor since 1989
Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

Gregg Giboney, CFA
Equity Value Fund and its predecessor since 1997
Mr. Giboney joined WCM in 1996 as a member of the Value Equity Team providing security analysis and portfolio management. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and a MBA from the University of Portland.

Christopher F. Greene
Small Cap Growth Fund and its predecessor since 1999
Mr. Greene joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an Analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

102  Stock Funds Prospectus

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Kelli K. Hill
Growth Fund and its predecessor since 1997
Ms. Hill joined WCM in 1997 and is now Managing Director for the Growth Team. Ms. Hill also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill earned a BA in Economics and International Relations from the University of Southern California.

Stacey Ho, CFA
Diversified Equity Fund and its predecessor since 1999
Growth Equity Fund and its predecessor since 1999
International Equity Fund and its predecessor since 1997
Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management; and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 11 years of international equity investment management experience. Ms. Ho earned a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

Robert B. Mersky, CFA
Diversified Equity Fund and its predecessor since 1988
Diversified Small Cap Fund and its predecessor since 1997
Growth Equity Fund and its predecessor since 1989
Small Company Growth Fund and its predecessor since 1984
Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

Gary E. Nussbaum, CFA
Diversified Equity Fund and its predecessor since 1990
Growth Equity Fund and its predecessor since 1990
Large Company Growth Fund and its predecessor since 1990
Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a BA in Finance and a MBA from the University of Wisconsin.

Michael Perelstein
Diversified Equity Fund and its predecessor since 1997
Growth Equity Fund and its predecessor since 1997
International Fund and its predecessor since 1997
Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Since 1997 Mr. Perelstein has served as Director of Schroder and since 1999 has served as Schroder's Chief Investment Officer. Mr. Perelstein currently manages international portfolios and has more than 23 years of investment experience that includes more than 16 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $9 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein earned a BA in Economics from Brandeis University and a MBA from the University of Chicago.

                                                     Stock Funds Prospectus  103

Portfolio Managers
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Douglas G. Pugh, CFA
Diversified Equity Fund and its predecessor since 1997
Diversified Small Cap Fund and its predecessor since 1997
Growth Equity Fund and its predecessor since 1997
Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

David L. Roberts, CFA
Diversified Equity Fund and its predecessor since 1989
Equity Income Fund and its predecessor since 1989
Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

Katherine Schapiro, CFA
Diversified Equity Fund and its predecessor since 1999
Growth Equity Fund and its predecessor since 1999
International Equity Fund and its predecessor since 1997
Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 19 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

Stephen S. Smith, CFA
Disciplined Growth Fund and its predecessor since 1997
Diversified Equity Fund and its predecessor since 1997
Diversified Small Cap Fund and its predecessor since 1997
Growth Equity Fund and its predecessor since 1997
Small Cap Value Fund and its predecessor since 1997
Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned a BS in Industrial Engineering and a MBA from the University of Alabama.

David D. Sylvester
Diversified Equity Fund and its predecessor since 1996
Diversified Small Cap Fund and its predecessor since 1998
Growth Equity Fund and its predecessor since 1998
Index Fund and its predecessor since 1996
Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 21 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 26 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability

104  Stock Funds Prospectus

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to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

Ira Unschuld
Small Cap Opportunities Fund and its predecessor since 1998
Mr. Unschuld joined Schroder in 1990 as an Associate. Since 1999 Mr. Unschuld has served as Director and Senior Vice President. Mr. Unschuld is responsible for managing the U.S. small capitalization core products. He has more than 10 years of investment experience. Mr. Unschuld earned a BA in Economics from Brown University and a MBA from the Wharton School.

Paul E. von Kuster, CFA
Diversified Equity Fund and its predecessor since 1988
Diversified Small Cap Fund and its predecessor since 1997
Growth Equity Fund and its predecessor since 1989
Small Company Growth Fund and its predecessor since 1984
Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned a BA in Philosophy from Princeton University.

Allan D. White
Equity Value Fund since January 2000
Mr. White joined WCM as a Managing Director on the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as senior portfolio manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and senior portfolio manager at Robert E. Torry & Co., Inc. He has managed value equity portfolios for over 11 years.

Laurie R. White
Diversified Equity Fund and its predecessor since 1996
Diversified Small Cap Fund and its predecessor since 1998
Growth Equity Fund and its predecessor since 1998
Index Fund and its predecessor since 1996
Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since
1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White earned a BA in Political Science from Carleton College and an MBA from the University of Minnesota.

Thomas Zeifang, CFA
Small Cap Growth Fund and its predecessor since 1999
Mr. Zeifang joined WCM in 1997 and as a Portfolio Manager and currently is a Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a small cap equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. Prior to 1995, he was a Financial Analyst at Fleet Investment Advisors. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and an MBA from the University of Rochester.

                                                     Stock Funds Prospectus  105

Glossary
-------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

106  Stock Funds Prospectus

--------------------------------------------------------------------------------

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Macs" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

Gateway Fund
A Fund that invests its assets in one or more core portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are guaranteed by the Government National Mortgage Association.

Hedge
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Institution
Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Initial Public Offering
The first time a company's stock is offered for sale to the public.

Liquidity
The ability to readily sell a security at a fair price.

                                                    Stock Funds Prospectus   107

Glossary
--------------------------------------------------------------------------------

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Price-to-Earnings Ratio
The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000 Index
An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

Russell 2000 Index
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index
Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

108  Stock Funds Prospectus

--------------------------------------------------------------------------------

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy
A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

Warrants
The right to buy a stock at a set price for a set time.

                                                    Stock Funds Prospectus   109

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

write to:
Wells Fargo Funds PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

request copies for a fee by writing to:
SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call:
1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings - 1-800-869-3557
Portfolio Advisor - 1-877-689-7882

                                                              [WELLS FARGO LOGO]



WELLS FARGO ALLOCATION FUNDS

                                                        PROSPECTUS

                                                           Asset Allocation Fund
                                                           Growth Balanced Fund
                                                           Index Allocation Fund
                                                           Class A, B and C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                      FEBRUARY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS                                              ALLOCATION FUNDS
-------------------------------------------------------------------------------

Overview
This section contains important summary information about the Funds.
Objectives and Principal Strategies                                         4
Summary of Important Risks                                                  6
Performance History                                                         8
Summary of Expenses                                                         12
Key Information                                                             16

------------------------------------------------------------------------------
The Funds
This section contains important information about the individual Funds.

Asset Allocation Fund                                                       18
Growth Balanced Fund                                                        22
Index Allocation Fund                                                       28
General Investment Risks                                                    32
Organization and Management of the Funds                                    37

------------------------------------------------------------------------------
Your Investment
Turn to this section for information on how to open an account and how to buy, sell and exchange Fund shares.

A Choice of Share Classes                                                   40
Reduced Sales Charges                                                       43
Exchanges                                                                   46
Your Account                                                                47
  How to Buy Shares                                                         47
  How to Sell Shares                                                        51

------------------------------------------------------------------------------
Reference
Look here for additional information and term definitions.

Additional Services and Other Information                                   53
Table of Predecessors                                                       55
Description of Core Portfolios                                              56
Portfolio Managers                                                          58
Glossary                                                                    61


Allocation Funds Overview
_______________________________________________________________________________

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the glossary.

FUND                   OBJECTIVE

Asset Allocation Fund  Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund   Seeks a combination of current income and capital
                       appreciation by diversifying investments in stocks and
                       bonds.

Index Allocation Fund  Seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

4 Allocation Funds Prospectus

_______________________________________________________________________________


PRINCIPAL STRATEGIES

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index ("S&P 500 Index")), U.S. Treasury bonds (Lehman Brothers 20+ U.S. Treasury Bond Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate (3-5 years) maturities.

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ U.S. Treasury Bond Index) and money market instruments, operating from a target allocation of 100% stocks. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

                                                   5 Allocation Funds Prospectus

Summary of Important Risks
_______________________________________________________________________________

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 32; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.


COMMON RISKS FOR THE FUNDS

Equity Securities
Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets are trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Investments
The Funds that make foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities
The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6 Allocation Funds Prospectus

FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------
Asset Allocation and Index
Allocation Funds             We use investment models that seek undervalued
                             asset classes. There is no guarantee that the asset allocation models will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher than average portfolio turnover resulting from allocation shifts recommended by the models.
                             Portfolio turnover increases transaction costs and may trigger capital gains.

Growth Balanced Fund         We invest in smaller companies that may be more
                             volatile than investments in larger companies.
                             Smaller companies also may have higher failure rate than larger companies. Foreign investments may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. The Fund also is subject to leverage risk, which is the risk that some small transactions may multiply smaller market movements into large changes in the Fund's net asset value ("NAV"). This risk may occur when the Fund borrows money or enters into transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when the Fund makes investments in derivatives, such as options or futures contracts.


                                                 Allocation Funds Prospectus 7

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or inception, as applicable) are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance is no guarantee of future results.

Asset Allocation Fund Class A Calendar Year Returns (%)*


'91                22.15
'92                 7.00
'93                14.94
'94                -2.82
'95                29.18
'96                11.65
'97                22.01
'98                25.58
'99                 9.49
'00                 0.99

Best Qtr.: Q4 '98 . 16.09%            Worst Qtr.: Q3 '98 . -5.55%

* Returns do not reflect sales charges. If they did, returns would be lower.

Average annual total return (%)/1/

for the period ended 12/31/00                                        1 year           5 years           10 years
Class A (Incept. 11/13/86)/2/                                         -4.82             12.25              12.89
Class B (Incept. 1/1/95)/3/                                           -4.33             12.65              12.93
Class C (Incept. 4/1/98)/3/                                           -0.74             12.88              12.92
S&P 500 Index/4/                                                      -9.10             18.33              17.46
LB 20+ U.S. Treasury Bond Index/5/                                    21.50              7.40              10.13

/1/  Returns reflect applicable sales charges.

/2/ Performance shown for the Class A shares for periods prior to January 2, 1992 reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs adjusted to reflect the Class A fees and expenses.

/3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.

/4/  S&P 500 is a registered trademark of Standard & Poor's.

/5/  Lehman Brothers 20+ Treasury Bond Index.

8  Allocation Funds Prospectus

Growth Balanced Fund Class A Shares Calendar Year Returns (%)*



'91                                                   27.92
'92                                                    5.58
'93                                                   10.26
'94                                                    0.16
'95                                                   23.29
'96                                                   14.21
'97                                                   20.78
'98                                                   22.37
'99                                                   12.12
'00                                                    7.59

Best Qtr.: Q4 '98 . 16.79%            Worst Qtr.: Q3 '98 . -6.32%

* Returns do not reflect sales charges. If they did, returns would be lower.

Average annual total return (%)/1/


for the period ended 12/31/00                 1 year      5 years   10 years
Class A (Incept. 10/14/98)/2/                   1.41        13.93      13.41
Class B (Incept. 10/1/98)/2/                    1.84        14.22      13.24
Class C (Incept. 10/1/98)/2/                    5.83        14.49      13.26
S&P 500 Index/3/                               -9.10        18.33      17.46
LB Aggregate Bond Index/4/                     11.63         6.46       7.96

/1/  Returns reflect applicable sales charges.

/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares, adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

/3/  S&P 500 is a registered trademark of Standard & Poor's.

/4/  Lehman Brothers Aggregate Bond Index.

                                        Allocation Funds Prospectus    9

Performance History
-------------------------------------------------------------------------------

Index Allocation Fund Class A Shares Calendar Year Returns (%)*



'91                                   20.69
'92                                    7.44
'93                                   12.54
'94                                   -0.68
'95                                   34.71
'96                                   17.04
'97                                   25.18
'98                                   26.56
'99                                   19.56
'00                                   -9.45

Best Qtr.: Q4 '98 . 20.85%            Worst Qtr.: Q3 '98 . -10.12%

* Returns do not reflect sales charges. If they did, returns would be lower.

Average annual total return (%)/1/

for the period ended 12/31/00         1 year           5 years         10 years
Class A (Incept. 4/7/88)/2/           -14.64             13.60            13.96
Class B (Incept. 12/15/97)/3/         -14.14             13.85            13.84
Class C (Incept. 7/1/93)/3/           -10.96             14.11            13.85
S&P 500 Index/4/                       -9.10             18.33            17.46
LB 20+ U.S. Treasury Bond Index/5/     21.50              7.40            10.13

/1/  Returns reflect applicable sales charges.

/2/ Performance shown for the Class A shares for the periods prior to December 12, 1997 reflects performance of the Class A shares of the Overland Express Index Allocation Fund.

/3/ Performance shown for the Class B and Class C shares reflects the performance of the Class D shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively. For the periods prior to July 1, 1993, the Class B and Class C share performance reflects the performance of the Class A shares adjusted to reflect the Class B and Class C fees and expenses, respectively.

/4/  S&P 500 is a registered trademark of Standard & Poor's.

/5/  Lehman Brothers 20+ U.S. Treasury Bond Index.

10    Allocation Funds Prospectus

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Allocation Funds
-------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

                                                                  All Funds
                                                   ---------------------------------------
                                                   CLASS A         CLASS B         CLASS C
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        5.75%         None             None
Maximum deferred sales charge (load)
(as percentage of the lower of the NAV at
purchase or the NAV at redemption)                  None/1/        5.00%            1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS)

                                             Asset Allocation
                                                    Fund
                                         ---------------------------
                                         CLASS A   CLASS B   CLASS C
Management Fees                           0.80%     0.80%     0.80%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%
Other Expenses/2/                         0.40%     0.44%     0.38%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.20%     1.99%     1.93%
Fee Waivers                               0.21%     0.25%     0.19%
NET EXPENSES/3/                           0.99%     1.74%     1.74%

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

/2/  Other expenses are based on estimated amounts for the current fiscal year.

/3/ The advisor has committed through January 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

12   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

                    Growth Balanced                Index Allocation
                          Fund                            Fund
               ---------------------------     ---------------------------
               CLASS A   CLASS B   CLASS C     CLASS A   CLASS B   CLASS C
                0.84%     0.84%     0.84%       0.80%     0.80%     0.80%
                0.00%     0.75%     0.75%       0.00%     0.75%     0.75%
                0.63%     0.67%     0.62%       0.53%     0.68%     0.54%

                1.47%     2.26%     2.21%       1.33%     2.23%     2.09%
                0.32%     0.36%     0.31%       0.03%     0.18%     0.04%
                1.15%     1.90%     1.90%       1.30%     2.05%     2.05%




                                                  Allocation Funds Prospectus 13

Allocation of Funds
-------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-------------------------------------------------------------------------------
                                         Asset Allocation
                                              Fund
                                  ---------------------------------------------
                                    CLASS A   CLASS B  CLASS C
-------------------------------------------------------------------------------
1  YEAR                             $  670   $  677    $  277
3  YEARS                            $  914   $  900    $  588
5  YEARS                            $1,178   $1,250    $1,024
10 YEARS                            $1,928   $1,996    $2,238
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

-------------------------------------------------------------------------------
                                         Asset Allocation
                                              Fund
                                  ---------------------------------------------
                                    CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------
1  YEAR                             $  670   $  177   $  177
3  YEARS                            $  914   $  600   $  588
5  YEARS                            $1,178   $1,050   $1,024
10 YEARS                            $1,928   $1,996   $2,238
-------------------------------------------------------------------------------

14 Allocation Funds Prospectus

                                                            Summary of Expenses
-------------------------------------------------------------------------------

--------------------------------------------------------
         Growth Balanced            Index Allocation
              Fund                       Fund
--------------------------------------------------------
    CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
--------------------------------------------------------
    $  685   $  693   $  293   $  700   $  708   $  308
    $  983   $  972   $  661   $  969   $  980   $  651
    $1,303   $1,377   $1,156   $1,259   $1,378   $1,120
    $2,206   $2,274   $2,520   $2,082   $2,216   $2,418
--------------------------------------------------------

--------------------------------------------------------
         Growth Balanced            Index Allocation
              Fund                       Fund
--------------------------------------------------------
    CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
--------------------------------------------------------
    $  685   $  193   $  193   $  700   $  208   $  208
    $  983   $  672   $  661   $  969   $  680   $  651
    $1,303   $1,177   $1,156   $1,259   $1,178   $1,120
    $2,206   $2,274   $2,520   $2,082   $2,216   $2,418
--------------------------------------------------------





                                                Allocation Funds Prospectus  15

Key Information
--------------------------------------------------------------------------------

Core and Gateway Structure
The Growth Balanced Fund is a "Gateway" fund in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with a Fund's investment objective. Through this structure, Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolio(s). Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined terms. References to the investment activities of a Gateway fund are understood to refer to the investment activities of the core portfolio(s) in which it invests.

----------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

----------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

 .  what the Fund is trying to achieve;

 .  how we intend to invest your money; and

 . what makes a Fund different from the other Funds offered in this Prospectus.

----------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices.

----------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

16 Allocation Funds Prospectus

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Asset Allocation Fund
--------------------------------------------------------------------------------

Investment Objective
The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

----------------------------------------------------------------------------
Investment Strategies
We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

----------------------------------------------------------------------------
Permitted Investments
The asset classes we invest in are:

 . Stock Investments--We invest in common stocks to replicate the S&P 500
  Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

 . Bond Investments--We invest in U.S. Treasury Bonds to replicate the Lehman
  Brothers 20+ U.S. Treasury Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

 . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we may invest:

 . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

 . In interest rate and index swaps; and

 . Up to 25% of total assets in foreign investments qualifying as money market investments.

We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term total return.

18 Allocation Funds Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 32; and the specific risks listed here. They are all important to your investment choice.

                                                  Allocation Funds Prospectus 19

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund`s financial statements, is available upon request in the Fund`s annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                             CLASS A SHARES--COMMENCED
                             ON NOVEMBER 13, 1986
                             ---------------------------------------------------------------------------
                              Sept. 30,    Sept. 30,     Feb. 28,    March 31,    March 31,    Sept. 30,
For the period ended:            2000       1999/1/       1999/2/       1998       1997/3/      1996/4/
                             ---------------------------------------------------------------------------
Net asset value, beginning
 of period                   $    25.84   $    25.65   $    24.99   $    20.30   $    21.24   $    20.74

Income from investment
 operations:
   Net investment income
     (loss)                        0.55         0.36         0.38         0.69         0.41         0.57
   Net realized and
     unrealized gain (loss)
     on investments                2.21         0.19         2.92         6.37         0.65         0.50

Total from investment
 operations                        2.76         0.55         3.30         7.06         1.06         1.07

Less distributions:
   Dividends from net
     investment income            (0.55)       (0.36)       (0.33)       (0.69)       (0.41)       (0.57)
   Distributions from net
     realized gain                (3.69)        0.00        (2.31)       (1.68)       (1.59)       (0.00)

Total from distributions          (4.24)       (0.36)       (2.64)       (2.37)       (2.00)       (0.57)

Net asset value, end of
 period                      $    24.36   $    25.84   $    25.65   $    24.99   $    20.30   $    21.24

Total return (not
 annualized)/8/                   11.96%        2.10%       13.69%       36.08%        4.94%        5.14%

Ratios/supplemental data:
   Net assets, end of period
     (000s)                  $1,266,358   $1,310,935   $1,362,966   $1,305,848   $1,041,622   $1,057,346

Ratios to average net
 assets (annualized):
Ratio of expenses to
   average net assets              0.99%        0.95%        0.92%        0.95%/5/     0.92%/5/     0.90%/5/
Ratio of net investment
   income (loss) to
   average net assets              2.20%        2.08%        1.65%        2.99%/5/     3.91%/5/     3.53%/5/

Portfolio turnover                   37%          29%          31%          51%/6/        5%/6/        1%/7/

Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)/9/                   1.18%        0.96%         N/A          N/A          N/A          N/A

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/  The Fund changed its fiscal year-end from March 31 to February 28.
/3/  The Fund changed its fiscal year-end from September 30 to March 31.
/4/  The Fund changed its fiscal year-end from December 31 to September 30.
/5/ Ratio includes income and expenses charged to the Master Portfolio prior to December 15, 1997.
/6/ Ratio includes activity of the Master Portfolio prior to December 15, 1997. /7/ Represents portfolio activity for the Fund`s stand-alone period only. The portfolio turnover for the period from April 28, 1996 to September 30, 1996 was 28%.
/8/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

/9/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

               CLASS B SHARES--COMMENCED                                                    CLASS C SHARES-COMMENCED
               ON JANUARY 1, 1995                                                           APRIL 1, 1998
   -----------------------------------------------------------------------------------------------------------------------
    Dec. 31,   Sept. 30,  Sept. 30,   Feb. 28,  March 31,  March 31,  Sept. 31,  Dec. 31,   Sept. 30,  Sept. 30,  Feb. 28
        1995       2000    1999/1/     1999/2/    1998      1997/3/    1996/4/     1995        2000     1999/1/     1999
   -----------------------------------------------------------------------------------------------------------------------

    $16.73     $15.63     $15.55      $15.16    $12.29     $12.84     $12.50     $10.00     $15.68     $15.59     $15.16

      0.74       0.22       0.18        0.13      0.29       0.19       0.28       0.22       0.21       0.18       0.08

      4.07       1.35       0.08        1.77      3.89       0.41       0.34       2.53       1.36       0.09       1.82

      4.81       1.57       0.26        1.90      4.18       0.60       0.62       2.75       1.57       0.27       1.90


     (0.74)     (0.19)     (0.18)      (0.11)    (0.29)     (0.19)     (0.28)     (0.22)     (0.19)     (0.18)     (0.07)
     (0.06)     (2.23)      0.00       (1.40)    (1.02)     (0.96)     (0.00)     (0.03)     (2.24)      0.00      (1.40)

     (0.80)     (2.42)     (0.18)      (1.51)     (1.31)    (1.15)     (0.28)     (0.25)     (2.43)     (0.18)     (1.47)

    $20.74     $14.78     $15.63      $15.55    $15.16     $12.29     $12.84     $12.50     $14.82     $15.68     $15.59

     29.18%     11.21%      1.68%      12.98%    35.16%      4.62%      4.96%     27.72%     11.17%      1.69%     12.97%


$1,077,935   $577,526   $491,284    $402,991  $267,060    $89,252    $63,443    $26,271    $32,911    $20,218    $10,076


      0.84%      1.74%      1.63%       1.62%     1.60%/5/   1.53%/5/   1.14%/5/   1.53%      1.74%      1.64%       1.64%

      3.81%      1.45%      1.42%       0.91%     2.15%/5/   3.30%/5/   3.37%/5/   2.71%      1.42%      1.46%       0.69%

        15%        37%        29%         31%       51%/6/      5%/6/      1%/7/     15%        37%        29%         31%


        N/A      1.97%      1.68%       1.63%         N/A    1.58%/5/   1.56%/5/   1.76%      1.91%      1.70%       1.85%

                                                 Allocation Funds Prospectus  21

Growth Balanced Fund
-------------------------------------------------------------------------------

Investment Objective
The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

-------------------------------------------------------------------------------
Investment Strategies
The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. We currently invest in 13 core portfolios.

--------------------------------------------------------------------------------
Permitted Investments
We invest the equity portion of the portfolio in 5 different equity investment styles. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

The percentage of Fund assets that we invest in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to re-establish the current allocation.

As market or other conditions change, we may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be short-term (generally, three years or less), we may effect the change by using futures contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

22 Allocation Funds Prospectus

-------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                  Allocation
Diversified Equity Style                        65%
  Index Portfolio                                     16.25%
  Equity Income Portfolio                             16.25%
  Large Company Style                                 16.25%
     Large Company Growth Portfolio                           13.0%
     Disciplined Growth Portfolio                              3.25%
  Diversified Small Cap Style                          6.5%
     Small Cap Index Portfolio                                 1.625%
     Small Company Growth Portfolio                            1.625%
     Small Company Value Portfolio                             1.625%
     Small Cap Value Portfolio                                 1.625%
  International Style                                  9.75%
     International Portfolio                                   5.525%
     International Equity Portfolio                            4.225%
Diversified Bond Style                          35%
  Managed Fixed Income Portfolio                      17.5%
  Strategic Value Bond Portfolio                       5.85%
  Positive Return Bond Portfolio                      11.65%
TOTAL FUND ASSETS                              100%

--------------------------------------------------------------------------------
Portfolio Management
Please see the "Description of Core Portfolios" section on page 56 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 58 for the professional summaries for these managers.


Core Portfolio          Sub-Advisor  Portfolio Manager(s)
Positive Return Bond    Peregrine    William D. Giese, CFA and
                                     Patricia Burns, CFA
Strategic Value Bond    Galliard     Richard Merriam, CFA,
                                     John Huber and David Yim
Managed Fixed Income    Galliard     Richard Merriam, CFA,
                                     and Ajay Mirza
Index                   WCM          David D. Sylvester and
                                     Laurie R. White
Equity Income           WCM          David L. Roberts, CFA and
                                     Gary J. Dunn, CFA
Large Company Growth    Peregrine    John S. Dale, CFA and
                                     Gary E. Nussbaum, CFA
Disciplined Growth      Smith        Stephen S. Smith, CFA
Small Cap Index         WCM          David D. Sylvester and
                                     Laurie R. White
Small Company Growth    Peregrine    Robert B. Mersky, CFA and
                                     Paul E. von Kuster, CFA
Small Company Value     Peregrine    Tasso H. Coin, Jr., CFA and
                                     Douglas G. Pugh, CFA
Small Cap Value         Smith        Stephen S. Smith, CFA
International           Schroder     Michael Perelstein
International Equity    WCM          Katherine Schapiro, CFA and
                                     Stacey Ho, CFA

                                              Allocation Funds Prospectus    23

Growth Balanced Fund
--------------------------------------------------------------------------------

Important Risk Factors
Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 32; and the specific risks listed here. They are all important to your investment choice.

24 Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A SHARES--
                                           COMMENCED ON
                                           OCTOBER 14, 1998
                                          -----------------------------------
                                           Sept. 30,    Sept 30,   May 31,
For the period ended:                        2000        1999/1/    1999
                                          -----------------------------------
Net asset value, beginning of period         $ 32.69   $  32.78    $ 28.09

Income from investment operations:
     Net investment income (loss)               0.62       0.16       0.63
     Net realized and unrealized gain (loss)
       on investments                           4.05      (0.25)      5.67

Total from investment operations                4.67      (0.09)      6.30

Less distributions:
     Dividends from net investment income      (0.59)      0.00      (0.58)
     Distributions from net realized gain      (1.81)      0.00      (1.03)

Total from distributions                       (2.40)      0.00      (1.61)

Net asset value, end of period               $ 34.96   $  32.69    $ 32.78

Total return (not annualized)/4/               14.86%     (0.27%)    22.83%

Ratios/supplemental data:
     Net assets, end of period (000s)        $17,976   $  6,552    $ 3,667

Ratios to average net assets (annualized):
     Ratio of expenses to average net
       assets/2/                                1.15%      1.15%      1.15%
     Ratio of net investment income (loss) to
       average net assets                       2.05%      1.83%      1.92%

Portfolio turnover/3/                             56%        11%        49%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)/5/                               1.37%/2/   1.67%/2/   1.88%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26   Allocation Funds Prospectus

                                                           Financial Highlights
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          CLASS B SHARES--                   CLASS C SHARES--
          COMMENCED ON                       COMMENCED ON
          OCTOBER 1, 1998                    OCTOBER 1, 1998
          ----------------------------------------------------------------------
          Sept. 30,    Sept. 30,   May 31,   Sept. 30,    Sept. 30,   May 31,
             2000       1999/1/     1999       2000        1999/1/     1999
          ----------------------------------------------------------------------
          $ 30.59     $ 30.76    $ 26.96     $ 30.65    $  30.79    $ 26.96

             0.42        0.10       0.56        0.48        0.07       0.65

             3.71       (0.27)      4.82        3.66       (0.21)      4.79

             4.13       (0.17)      5.38        4.14       (0.14)      5.44

            (0.41)       0.00      (0.55)      (0.48)       0.00      (0.58)
            (1.81)       0.00      (1.03)      (1.81)       0.00      (1.03)

            (2.22)       0.00      (1.58)      (2.29)       0.00      (1.61)

          $ 32.50     $ 30.59    $ 30.76     $ 32.50    $  30.65    $ 30.79

            14.04%      (0.55%)    20.36%      14.06%      (0.45%)    20.59%

          $20,198     $11,967    $ 8,978     $ 6,564    $  2,153    $ 1,236


             1.90%       1.90%      1.75%       1.90%       1.68%      1.68%

             1.28%       1.08%      1.34%       1.31%       1.30%      1.45%

               56%         11%        49%         56%         11%        49%


             2.15%/2/    2.31%/2/   2.43%/2/    2.12%/2/    2.46%/2/   4.43%/2/

                                                  Allocation Funds Prospectus 27

Index Allocation Fund
--------------------------------------------------------------------------------

Investment Objective
The Index Allocation Fund seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

--------------------------------------------------------------------------------

Investment Strategies
We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments as represented by the various indexes described below. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

------------------------------------------------------------------------------
Permitted Investments
We invest in the following asset classes:

 .  Stock Investments--We invest in common stocks to replicate the S&P 500
   Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index;

 .  Bond Investments--We invest in U.S. Treasury bonds to replicate the Lehman
   Brothers 20+ U.S. Treasury Bond Index. Bonds on this Index will have maturities of 20 years or more; and

 . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we invest:

 . at least 65% of total assets in stocks representative of the S&P 500 Index, Lehman Brothers 20+ U.S. Treasury Bond Index or a combination of both;

 . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;

 .  in interest rate and index swaps; and

 . up to 25% of total assets in foreign investments qualifying as money market investments.

We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of a high level of total return.


28 Allocation Funds Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks purchased using the value approach may be more volatile and less liquid than other comparable securities.

You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 32, and the specific risks listed here. They are all important to your investment choice.


                                                  Allocation Funds Prospectus 29

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING


                                               CLASS A SHARES--COMMENCED
                                               ON APRIL 7, 1988
                                               ----------------------------------------------------------------------
                                               Sept. 30, Sept. 30,  Feb. 28,  March 31,  Dec. 31,  Dec. 31,  Dec. 31,
For the period ended:                            2000    1999/1/    1999/2/   1998/3/     1997      1996      1995
                                               ----------------------------------------------------------------------

Net asset value, beginning of period           $ 19.72    $ 19.04   $ 17.55   $ 15.51   $ 13.99   $ 13.76   $ 10.67
Income from investment operations:
 Net investment income (loss)                     0.01       0.02      0.03      0.01      0.28      0.29      0.28
 Net realized and unrealized gain (loss)
    on investments                                2.48       0.68      2.14      2.04      3.23      2.02      3.42
Total from investment operations                  2.49       0.70      2.17      2.05      3.51      2.31      3.70
Less distributions:
 Dividends from net investment income             0.00      (0.02)    (0.03)    (0.01)    (0.28)    (0.29)    (0.28)
 Distributions from net realized gain            (0.71)      0.00     (0.65)     0.00     (1.71)    (1.79)    (0.33)
Total from distributions                         (0.71)     (0.02)    (0.68)    (0.01)    (1.99)    (2.08)    (0.61)
Net asset value, end of period                 $ 21.50    $ 19.72   $ 19.04   $ 17.55   $ 15.51   $ 13.99   $ 13.76
Total return (not annualized)/4/                 12.63%      3.68%    12.60%    13.23%    25.18%    17.04%    34.71%
Ratios/supplemental data:
 Net assets, end of period (000s)              $89,608    $94,676   $92,655   $92,733   $80,512   $60,353   $52,007
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets          1.30%      1.26%     1.29%     1.31%     1.26%     1.31%     1.30%
 Ratio of net investment income (loss) to
  average net assets                             (0.01%)     0.15%     0.19%     0.30%     1.82%     2.06%     2.07%
Portfolio turnover                                   7%         3%       12%        0%       80%       67%       47%
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                        1.32%      1.26%      N/A      1.32%     1.29%     1.44%     1.35%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/  The Fund changed its fiscal year-end from March 31 to February 28.
/3/  The Fund changed its fiscal year-end from December 31 to March 31.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30  Allocation Funds Prospectus

                                                                                                         Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

 CLASS B SHARES--COMMENCED                            CLASS C SHARES--COMMENCED
 ON DECEMBER 15, 1997                                 ON JULY 1, 1993
 ----------------------------------------------------------------------------------------------------------------------------
 Sept. 30,  Sept. 30,  Feb. 28,  March 31,  Dec. 31,  Sept. 30,  Sept. 30,  Feb. 28,  March 31,   Dec. 31,  Dec. 31,  Dec. 31,
   2000      1999/1/    1999/2/   1998/3/     1997      2000      1999/1/    1999/2/   1998/3/      1997      1996      1995

 $ 24.30    $ 23.55    $ 21.81    $19.31    $18.99    $ 24.32    $ 23.56    $ 21.82    $ 19.32    $ 17.42   $ 17.10   $ 13.26



   (0.15)     (0.05)     (0.07)    (0.01)     0.00      (0.22)     (0.07)     (0.10)     (0.02)      0.20      0.22      0.20



    3.02       0.80       2.61      2.51      0.32       3.08       0.83       2.64       2.52       4.00      2.54      4.24

    2.87       0.75       2.54      2.50      0.32       2.86       0.76       2.54       2.50       4.20      2.76      4.44



    0.00       0.00       0.00      0.00      0.00       0.00       0.00       0.00       0.00      (0.20)    (0.22)    (0.20)

   (0.87)      0.00      (0.80)     0.00      0.00      (0.87)      0.00      (0.80)      0.00      (2.10)    (2.22)    (0.40)
   (0.87)      0.00      (0.80)     0.00      0.00      (0.87)      0.00      (0.80)      0.00      (2.30)    (2.44)    (0.60)

 $ 26.30    $ 24.30    $ 23.55    $21.81    $19.31    $ 26.31    $ 24.32    $ 23.56    $ 21.82    $ 19.32   $ 17.42   $ 17.10

   11.81%      3.18%     11.88%    12.95%     1.69%     11.76%      3.23%     11.88%     13.00%     24.07%    16.37%    33.72%


 $29,726    $19,431    $12,568    $3,322    $  356    $77,008    $77,530    $67,364    $56,164    $46,084   $24,655   $16,075


    2.05%      2.03%      2.04%     2.06%     2.05%      2.05%      2.01%      2.05%      2.05%      2.02%     2.05%     2.05%


   (0.78%)    (0.61%)    (0.57%)   (0.43%)   (0.17%)    (0.76%)    (0.60%)    (0.56%)    (0.44%)     1.00%     1.35%     1.30%
       7%         3%        12%        0%       80%         7%         3%        12%         0%        80%       67%       47%


    2.18%      2.07%      2.26%     4.03%    15.17%      2.13%      2.02%      2.06%      2.09%      2.05%     2.20%     2.17%

                                                  Allocation Funds Prospectus 31

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

 . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest rate and credit risk.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

32 Allocation Funds Prospectus

--------------------------------------------------------------------------------

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

Extension Risk--The risk that consumers will repay their mortgages at slower than anticipated rates, which can extend the maturity of a mortgage- or other asset-backed security, and possibly reduce a portfolio's return.

Foreign Investment Risk--The risk that foreign investments may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

                                                  Allocation Funds Prospectus 33

General Investment Risks
--------------------------------------------------------------------------------

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

34 Allocation Funds Prospectus

_______________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                              ASSET      GROWTH     INDEX
                                                                                           ALLOCATION  BALANCED  ALLOCATION
INVESTMENT PRACTICE                                            PRINCIPAL RISKS
Borrowing Policies
The ability to borrow money for temporary purposes             Leverage Risk                    .         .           .
(e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies locating or operating in countries     Information, Political,
Considered developing or to have "emerging" stock              Regulatory, Diplomatic,
markets. Generally these securities have the same type of      Liquidity and Currency Risk                .
risks as foreign securities, but to a higher degree.


Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either       Interest Rate and
on a schedule or when an index or benchmark changes.           Credit Risk                      .         .            .

Foreign Securities
Securities issued by a non-U.S. company, or debt securities    Information, Political,
of a non-U.S. company or foreign government in the form        Regulatory, Diplomatic,
of an ADR or similar investment. Foreign securities may        Liquidity and Currency
also be emerging market securities, which are subject to       Risk                             .         .            .
the same risks, but to a higher degree.

Forward Commitment, When-Issued and Delayed
Delivery Transactions                                          Interest Rate,
Securities bought or sold for delivery at a later date or      Leverage, Credit and
bought or sold for a fixed price at a fixed date.              Experience Risk                  .         .            .


High Yield Securities
Debt securities of lower quality that produce generally        Interest Rate and
higher rates of return. These securities, also known as        Credit Risk                                .
"junk bonds," tend to be more sensitive to economic
conditions, more volatile, and less liquid and are subject
to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed of in the         Liquidity Risk                   .         .               .
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of total assets.

                                                  Allocation Funds Prospectus 35

General Investment Risks
_______________________________________________________________________________

                                                                                        ASSET      GROWTH     INDEX
                                                                                      ALLOCATION  BALANCED  ALLOCATION
INVESTMENT PRACTICE                                           PRINCIPAL RISKS

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and    Credit, Counter-
financial institutions to increase return on those            Party and Leverage
securities. Loans may be made up to 1940 Act limits           Risk                        .           .          .
(currently one-third of total assets including the
value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests       Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car       Prepayment and
loans, credit card debt or receivables held in trust.         Experience Risk             .           .          .

Options
The right or obligation to receive or deliver a security      Credit, Information
or cash payment depending on the security's price or the      and Liquidity Risk          .           .           .
performance of an index or benchmark. Types of
options used may include: options on securities,
options on a stock index, stock index futures and
options on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,      Market Risk                .           .           .
which will cause Fund shareholders to bear a pro rata
portion of the other fund's expenses, in addition to
the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or      Liquidity Risk              .           .          .
may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to     Credit and
buy back a security at an agreed upon time and price,         Counter-Party Risk          .           .         .
usually with interest.

Stripped Obligations
Securities that give ownership to either future payments      Interest Rate Risk                      .
of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate
sensitivity than conventional debt.


36 Allocation Funds Prospectus

Organization and Management of the Funds
________________________________________________________________________________

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 55 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may change service providers.

________________________________________________________________________________
                               BOARD OF TRUSTEES
________________________________________________________________________________
                        Supervises the Funds' activities
________________________________________________________________________________
    INVESTMENT ADVISOR                      CUSTODIANS
________________________________________________________________________________
Wells Fargo Funds Management, LLC     Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA     6th & Marquette, Minneapolis, MN
Manages the Funds' investment         (Growth Balanced Fund)
activities
                                      Barclays Global Investors, N.A.
                                      45 Fremont St., San Francisco, CA
                                      (Asset Allocation and Index Allocation
                                      Funds)
                                      Provides safekeeping for the Funds' assets

________________________________________________________________________________
                           INVESTMENT SUB-ADVISOR(S)
________________________________________________________________________________
                                Varies by Fund
                 See Individual Fund Descriptions for Details
________________________________________________________________________________

________________________________________________________________________________
                                                                 SHAREHOLDER
                                               TRANSFER           SERVICING
    DISTRIBUTOR        ADMINISTRATOR            AGENT               AGENTS
________________________________________________________________________________
Stephens Inc.        Wells Fargo Funds  Boston Financial Data   Various Agents
111 Center St.       Management, LLC    Services, Inc.
Little Rock, AR      525 Market St.     Two Heritage Dr.
                     San Francisco, CA  Quincy, MA

Markets the Funds    Manages the        Maintains records       Provide
and distributes      Funds' business    of shares and           services to
Fund shares          activities         supervises the payment  customers
                                        of dividends

________________________________________________________________________________
________________________________________________________________________________
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
________________________________________________________________________________
     Advise current and prospective shareholders on their Fund investments
________________________________________________________________________________
________________________________________________________________________________
                                  SHAREHOLDERS
________________________________________________________________________________

                                                  Allocation Funds Prospectus 37

Organization and Management of the Funds
_______________________________________________________________________________

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

The Growth Balanced Fund is a Gateway Fund that invests in various core portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of the Fund's average annual net assets for providing advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in various core portfolios. Funds Management also acts as the advisor to, and is entitled to receive a fee from, the core portfolios. The total amount of investment advisory fees paid to Funds Management as a result of the Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

Dormant Investment Advisory Arrangements
Under the investment advisory contract for the Funds, Funds Management acts as investment advisor for Gateway Fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a Gateway Fund invests substantially all of its assets in one or more core portfolios. If a Gateway Fund redeems assets from a core portfolio and invests them directly, Funds Management receives an investment advisory fee from the Gateway Fund for the management of those assets.

The Sub-Advisors
Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI") and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation and Index Allocation Funds. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the portfolio. As of September 30, 2000, BGI managed or provided investment advice for assets aggregating in excess of $830 billion.

Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly-owned subsidiaries of Wells Fargo Bank Minnesota, N.A., Smith Asset Management Group, LP ("Smith Group") and Schroder Investment Management North America Inc. ("Schroder") are each sub-advisors to certain core portfolios in which the Growth Balanced Fund invests.

WCM, an affiliate of Funds Management, provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

38 Allocation Funds Prospectus

_____________________________________________________________________________

Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Wells Fargo Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisor subsidiary of Wells Fargo Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2000, Galliard managed approximately $7.2 billion in assets.

Smith Group, whose principal business address is 200 Crescent Court, Suite 850, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 2000, the Smith Group managed over $900 million in assets.

Schroder is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7th Avenue, New York, NY 10019, is a registered investment advisor. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2000, Schroder managed $41 billion in assets.

The Administrator
Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trust's Trustees. For providing administration services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets, except the Asset Allocation Fund which pays 0.10%.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                  Allocation Funds Prospectus 39

A Choice of Share Classes
_______________________________________________________________________________

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

 . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares depends on how long you intend to hold Fund shares before redeeming them.

Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule
If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

40 Allocation Funds Prospectus

________________________________________________________________________________

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                             FRONT-END SALES        FRONT-END SALES
       AMOUNT OF              CHARGE AS % OF         CHARGE AS % OF
        PURCHASE          PUBLIC OFFERING PRICE   NET AMOUNT INVESTED
Less than $50,000                 5.75%                 6.10%
$50,000 to $99,999                4.75%                 4.99%
$100,000 to $249,999              3.75%                 3.90%
$250,000 to $499,999              2.75%                 2.83%
$500,000 to $999,999              2.00%                 2.04%
$1,000,000 and over/1/            0.00%                 0.00%

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

Class B Share CDSC Schedule
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN  1 YEAR  2 YEARS   3 YEARS   4 YEARS    5 YEARS    6 YEARS  7 YEARS   8 YEARS

CDSC                5.00%   4.00%     3.00%     3.00%      2.00%      1.00%    0.00%    A shares

The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                  Allocation Funds Prospectus 41

A  Choice of Share Classes
________________________________________________________________________________

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN      1 YEAR  2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  7 YEARS

CDSC                   5.00%    4.00%     3.00%     3.00%    2.00%     1.00%    A shares

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN      1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS

CDSC                     3.00%    2.00%    1.00%    1.00%   0.00%   0.00%   A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN  1 YEAR  2 YEARS  3 YEARS  4 YEARS   5 YEARS  6 YEARS   7 YEARS  8 YEARS

CDSC                4.00%   3.00%    3.00%    2.00%    2.00%    1.00%      0.00%   A shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share CDSC Schedule
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is applied to the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


42 Allocation Funds Prospectus

Reduced Sales Charges
_______________________________________________________________________________

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

Class A Share Reductions
 . You pay no sales charges on Fund shares you buy with reinvested distributions.

 . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Fund classes, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares or Class B shares within 120 days of the date of the redemption.

 . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, including children under the age of twenty-one or single trust estate;

 .  a trustee or fiduciary purchasing for a single fiduciary relationship; or

 . the members of a "qualified group" which consists of a "company" (as defined in the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


                   How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!


                                                  Allocation Funds Prospectus 43

Reduced Sales Charges
_______________________________________________________________________________

Class B and Class C Share CDSC Reductions
 .  You pay no CDSC on Funds shares you purchase with reinvested distributions.

 . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .  We waive the Class B share CDSC for withdrawals made by former Norwest
   Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

 .  We waive the Class C share CDSC for certain types of accounts.

For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet of all the following circumstances:

 .  withdrawals are made by participating in the Systematic Withdrawal Plan;

 . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

 .  you participate in the dividend and capital gain reinvestment program.

Waivers for Certain Parties
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .  Current and retired employees, directors/trustees and officers of:

   .  Wells Fargo Funds and its affiliates;

   .  Wells Fargo & Company and its affiliates;

   .  Stephens Inc. and its affiliates; and

   .  broker-dealers who act as selling agents.

 . and the families of any of the above. Contact your selling agent for further information.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

44 Allocation Funds Prospectus

______________________________________________________________________________

Distribution Plan
We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                  Allocation Funds Prospectus 45

Exchanges
_______________________________________________________________________________

Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 .  Exchanges between Class B shares and the Wells Fargo Money Market Fund Class
   B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

 . Exchanges from any share class to a money market Fund can only be re-exchanged for the original share class.

 . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. The aging schedule of the originally purchased shares transfers to the exchange shares for the purpose of applying any CDSC upon redemption.

 . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in your exchange privileges.

Contact your account representative for further details.

46 Allocation Funds Prospectus

Your Account                                                  How to Buy Shares
_______________________________________________________________________________

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

 . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

 .  The Funds are open for business on each day the NYSE is open for business.
   NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Fund Shares
 . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments
 .  $1,000 per Fund minimum initial investment; or

 .  $100 per Fund if you use the Systematic Purchase Program; and

 .  $100 per Fund for all investments after your initial investment.

We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

                                                  Allocation Funds Prospectus 47

Your Account
________________________________________________________________________________

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

BY MAIL
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
________________________________________________________________________________

 . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

 . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Balanced Fund, Class B." Please note that checks made payable to any other entity other than your Wells Fargo Fund will be returned to you.

 . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

 .  You may start your account with $100 if you elect the Systematic Purchase
   Plan option on the Application.

 .  Mail to:  Wells Fargo Funds                    Overnight Mail Only:  Wells Fargo Funds
             Attn: CCSU-Boston Financial                                Attn: CCSU-Boston Financial
             P.O. Box 8266                                              66 Brooks Drive
             Boston, MA 02266-8266                                      Braintree, MA 02184

________________________________________________________________________________

IF YOU ARE BUYING ADDITIONAL SHARES:
________________________________________________________________________________

 . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

 .  Enclose the payment stub/card from your statement if available.

 .  Mail to:   Wells Fargo Funds
              Attn: CCSU-Boston Financial
              P.O. Box 8266
              Boston, MA 02266-8266

48 Allocation Funds Prospectus

                                                               How to Buy Shares
________________________________________________________________________________

BY WIRE
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
________________________________________________________________________________

 . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

 . If you do not currently have an account, complete a Wells Fargo Funds
  Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

 . All purchases must be made with U.S. dollars.

 . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

 . Overnight Application to:   Wells Fargo Funds
                              ATTN: CCSU-Boston Financial
                              66 Brooks Drive
                              Braintree, MA 02184

 . Wire money to:       State Street Bank & Trust  Attention:
                       Boston, MA                 Wells Fargo Funds (Name
                                                  of Fund and Share Class)
                       Bank Routing Number:
                       ABA 011-000028             Account Name:
                                                  (Registration Name
                       Wire Purchase              Indicated on Application
                       Account Number:
                       9905-437-1
______________________________________________________________________________

IF YOU ARE BUYING ADDITIONAL SHARES:
______________________________________________________________________________

 . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

 . Wire money to:       State Street Bank & Trust  Attention:
                       Boston, MA                 Wells Fargo Funds (Name
                                                  of Fund and Share Class)
                       Bank Routing Number:
                       ABA 011 000028             Account Name:
                                                  (Registration Name
                       Wire Purchase              Indicated on Account)
                       Account Number:
                       9905-437-1

                                                  Allocation Funds Prospectus 49

Your Account                                                   How to Buy Shares
________________________________________________________________________________

BY PHONE
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
________________________________________________________________________________

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

 .  Call Investor Services at 1-800-222-8222, option 0 for an Investor Service
   Representative or option 1 to use our Automated Voice Response service to either:

  .  transfer at least $1,000 from a linked settlement account, or

  . exchange at least $1,000 worth of shares from another Wells Fargo Fund. Please see the "Exchanges" section for special rules.
________________________________________________________________________________

IF YOU ARE BUYING ADDITIONAL SHARES:
________________________________________________________________________________

 . Call Shareholder Services at 1-800-222-8222, option 0 for an Investor Service
  Representative or option 1 to use our Automated Voice Response service to either:

  .  transfer at least $100 from a linked settlement account, or

  . exchange at least $100 worth of shares from another Wells Fargo Fund. Please see the "Exchanges" section for special rules.

50 Allocation Funds Prospectus

                                                              How to Sell Shares
______________________________________________________________________________

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

 . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

 . Make sure all the account owners sign the request exactly as their names appear on the account application.

 . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

 . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

 .  Mail to:  Wells Fargo Funds
             Attn: CCSU-Boston Financial
             P.O. Box 8266
             Boston, MA 02266-8266

BY PHONE

 .  Call Investor Services at 1-800-222-8222, option 0 for an Investor Services
   Representative or option 1 to use our Automated Voice Response service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

 . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

 . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

 . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

 . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

 . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                  Allocation Funds Prospectus 51

Your Account                                                  How to Sell Shares
________________________________________________________________________________


GENERAL NOTES FOR SELLING SHARES

 . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

 .  Your redemptions are net of any applicable CDSC.

 . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


52  Allocation Funds Prospectus

Additional Services and Other Information
________________________________________________________________________________

Automatic Programs

These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th of the month. Call Investor Services at 1-800-222-8222 for more information.

 . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

 . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

 . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

  .  must have a Fund account valued at $10,000 or more;

  .  must have your distributions reinvested; and

  .  may not simultaneously participate in the Systematic Purchase Plan.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

Dividend and Capital Gain Distributions
The Funds in this Prospectus pay any dividend distributions of net investment income periodically and make capital gain distributions annually.

We offer the following distribution options:

 . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

 . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

 . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

                                                  Allocation Funds Prospectus 53

Additional Services and Other Information
________________________________________________________________________________

 .  Directed Distribution Purchase Option--Lets you buy shares of a different
   Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

54 Allocation Funds Prospectus

Table of Predecessors
________________________________________________________________________________

The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

Each Fund listed below is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

     Wells Fargo Funds Trust  Predecessor Fund

     Asset Allocation Fund    Stagecoach Asset Allocation Fund

     Growth Balanced Fund     Norwest Advantage Growth Balanced Fund

     Index Allocation Fund    Stagecoach Index Allocation Fund

                                                  Allocation Funds Prospectus 55

Description of Core Portfolios
_______________________________________________________________________________

FUND                        OBJECTIVE

Disciplined Growth Portfolio  The Portfolio seeks capital appreciation by investing in common stocks of larger companies.

Equity Income Portfolio       The Portfolio seeks to provide long-term capital
                              appreciation consistent with above-average dividend income.

Index Portfolio               The Portfolio seeks to replicate the return of the
                              S&P 500 Index with minimum tracking error and to minimize transaction costs.

International Portfolio       The Portfolio seeks to provide long-term capital
                              appreciation by investing directly or indirectly in high-quality companies based outside the United
                              States.

International Equity          The Portfolio seeks total return, with an
Portfolio                     emphasis on capital appreciation, over the long-
                              term by investing in equity securities of companies located or operating in developed non-
                              U.S. countries and in emerging markets of the world.

Large Company Growth          The Portfolio seeks to provide long-term capital
Portfolio                     appreciation by investing primarily in large,
                              high-quality domestic companies that the advisor believes have superior growth potential.

Managed Fixed Income          The Portfolio seeks consistent fixed-income
Portfolio                     returns by investing primarily in investment grade
                              intermediate-term securities.

Positive Return Bond          The Portfolio seeks positive total return each
Portfolio                     calendar year regardless of general bond market
                              performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed-income securities.

Small Cap Index               The Portfolio seeks to replicate the total return
Portfolio                     of the S&P Small Cap 600 Index with minimum
                              tracking error and to minimize transaction costs.

Small Cap Value Portfolio     The Portfolio seeks capital appreciation by
                              investing in common stocks of smaller companies.

Small Company Growth          The Portfolio seeks to provide long-term capital
Portfolio                     appreciation by investing in smaller domestic
                              companies.

Small Company Value           The Portfolio seeks to provide long-term capital
Portfolio                     appreciation by investing primarily in common
                              stocks of smaller companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000 was $6.1 billion, but is expected to change frequently.

Strategic Value Bond          The Portfolio seeks total return by investing
Portfolio                     primarily in income-producing securities.

56 Allocation Funds Prospectus

_______________________________________________________________________________

PRINCIPAL STRATEGIES

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above-average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4.0 billion as of December 2000, but is expected to change frequently.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 2000, ranged from $3.3 million to $6.1 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000, was $6.1 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                                                  Allocation Funds Prospectus 57

Portfolio Managers
--------------------------------------------------------------------------------

Patricia Burns, CFA
Growth Balanced Fund and its predecessor since 1998

Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-Income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns earned a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

Tasso H. Coin, Jr., CFA
Growth Balanced Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA
Growth Balanced Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Gary J. Dunn, CFA
Growth Balanced Fund and its predecessor since 1989

Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

William D. Giese, CFA
Growth Balanced Fund and its predecessor since 1994

Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-Income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

Stacey Ho, CFA
Growth Balanced Fund and its predecessor since 1999

Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho earned a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

John Huber
Growth Balanced Fund and its predecessor since 1998

Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

58 Allocation funds Prospectus

-------------------------------------------------------------------------------

Richard Merriam, CFA
Growth Balanced Fund and its predecessor since 1995

Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

Robert B. Mersky, CFA
Growth Balanced Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

Ajay Mirza
Growth Balanced Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

Gary E. Nussbaum, CFA
Growth Balanced Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a BA in Finance and a MBA from the University of Wisconsin.

Michael Perelstein
Growth Balanced Fund and its predecessor since 1997

Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Since 1997 Mr. Perelstein has served as Director of Schroder and since 1999 he has served as Schroder's Chief Investment Officer. Mr. Perelstein currently manages international portfolios and has more than 23 years of investment experience that includes more than 16 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $9 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein earned a BA in Economics from Brandeis University and a MBA from the University of Chicago.

Douglas G. Pugh, CFA
Growth Balanced Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

David L. Roberts, CFA
Growth Balanced Fund and its predecessor since 1989

Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM

                                                  Allocation Funds Prospectus 59

Portfolio Managers
--------------------------------------------------------------------------------

name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

Katherine Schapiro, CFA
Growth Balanced Fund and its predecessor since 1999

Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

Stephen S. Smith, CFA
Growth Balanced Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned a BS in Industrial Engineering and a MBA from the University of Alabama.

David D. Sylvester
Growth Balanced Fund and its predecessor since 1996

Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the Firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

Paul E. von Kuster, CFA
Growth Balanced Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned a BA in Philosophy from Princeton University.

Laurie R. White
Growth Balanced Fund and its predecessor since 1996

Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since
1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White earned a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

David Yim
Growth Balanced Fund and its predecessor since 1998

Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim earned a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.


60  Allocation Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.


                                                  Allocation Funds Prospectus 61

Glossary
--------------------------------------------------------------------------------

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Macs" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

Gateway Fund
A Fund that invests its assets in one or more core portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are guaranteed by the Government National Mortgage Association.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

62 Allocation Funds Prospectus

--------------------------------------------------------------------------------

Public Offering Price ("POP")
The NAV with the sales load added.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000 Index
An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered to be a mid-to-large cap index.

Russell 2000 Index
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index
Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                  Allocation Funds Prospectus 63

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

Write to:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO :
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings - 1-800-869-3557
Portfolio Advisor - 1-877-689-7882



P001 (Rev. 2/01)      NOT FDIC INSURED -
 ICA Reg. No.         NO BANK GUARANTEE -            [RECYCLE LOGO]
  811-09253           MAY LOSE VALUE             Printed on Recycled Paper

                                                              [WELLS FARGO LOGO]
Institutional Class

WELLS FARGO ALLOCATION FUNDS

                                                                                                ----------
                                                                                                PROSPECTUS
                                                                                                ----------
Please read this Prospectus and keep it for future reference. It is designed          Aggressive Balanced-Equity Fund
to provide you with important information and to help you decide if a Fund's
goals match your own.                                                                 Asset Allocation Fund

These securities have not been approved or disapproved by the U.S. Securities         Growth Balanced Fund
and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or
adequacy of this Prospectus. Any representation to the contrary is a criminal         Moderate Balanced Fund
offense.
                                                                                      Strategic Income Fund
Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its
affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS
OF PRINCIPAL.

                                                                      FEBRUARY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                                     Allocation Funds
------------------------------------------------------------------------------------------------------
Overview                                                  Objectives and Principal Strategies        4
                                                          Summary of Important Risks                 6
This section contains important                           Performance History                        8
summary information about the                             Summary of Expenses                       14
Funds.                                                    Key Information                           16

------------------------------------------------------------------------------------------------------
The Funds                                                 Aggressive Balanced-Equity Fund           18
                                                          Asset Allocation Fund                     22
This section contains important                           Growth Balanced Fund                      26
information about the individual                          Moderate Balanced Fund                    32
Funds.                                                    Strategic Income Fund                     38
                                                          General Investment Risks                  44
                                                          Organization and Management
                                                           of the Funds                             49

------------------------------------------------------------------------------------------------------
Your Investment                                           Your Account                              52
                                                            How to Buy Shares                       53
Turn to this section for information                        How to Sell Shares                      54
on how to open an account and how to                        Exchanges                               55
buy, sell and exchange Fund shares.

------------------------------------------------------------------------------------------------------
Reference                                                 Other Information                         56
                                                          Table of Predecessors                     57
Look here for additional information                      Description of Core Portfolios            58
and term definitions.                                     Portfolio Managers                        60
                                                          Glossary                                  64

Allocation Funds Overview
-------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the glossary.

-----------------------------------------------------------------------------------------------------------------
FUND                                         OBJECTIVE
-----------------------------------------------------------------------------------------------------------------
Aggressive Balanced-Equity Fund              Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Asset Allocation Fund                        Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund                         Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Moderate Balanced Fund                       Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income investments.

Strategic Income Fund                        Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income
                                             investments and stocks.

4  Allocation Funds Prospectus

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a Gateway fund that normally invests 20% of total assets in fixed-income securities and 80% of total assets in equity securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index")), U.S. Treasury bonds (Lehman Brothers 20+ U.S. Treasury Bond Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate (3-5 years) maturities.

The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style.

The Fund is a Gateway fund that normally invests 20% of total assets in equity securities and 80% of total assets in fixed-income securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

                                                  Allocation Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------
This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .   the individual Fund Descriptions later in this Prospectus;

 .   under the "General Investment Risks" section beginning on page 44; and

 .   in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

Equity Securities
Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets are trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Investments
The Funds that make foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities
The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6  Allocation Funds Prospectus

--------------------------------------------------------------------------------

FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------
                             We use an investment model that seeks undervalued
                             asset classes.  There is no guarantee that the
                             asset allocation model will make accurate
Asset Allocation Fund        determinations or that an asset class we believe
                             is undervalued will perform as expected. We may incur higher than average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

                             We invest in smaller companies that may be more
                             volatile than investments in larger companies.
                             Smaller companies also may have higher failure
                             rates than larger companies. Foreign investments
                             may also present special risks, including
                             currency, political, diplomatic, regulatory and
Aggressive Balanced-         liquidity risks. The Funds also are subject to
Equity, Growth Balanced      leverage risk, which is the risk that some small
and Moderate Balanced        transactions may multiply smaller market movements
Funds                        into large changes in a Fund's net asset value
                             ("NAV"). This risk may occur when a Fund borrows money or enters into transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when a Fund makes investments in derivatives, such as options or futures contracts.

                             We may invest in debt securities that are in low
                             or below investment grade categories, or are
                             unrated or in default at the time of purchase.
                             Such debt securities have a much greater risk of
                             default (or in the case of bonds currently in
                             default, of not returning principal) and are more
                             volatile than higher-rated securities of similar
                             maturity. The value of such debt securities will
Strategic Income Fund        be affected by overall economic conditions,
                             interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

                             Stocks of the smaller and medium-sized companies in which we may invest may be more volatile than larger company stocks. Foreign investments may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

                                                  Allocation Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or inception, as applicable) are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance is no guarantee of future results.

Aggressive Balanced-Equity Fund Institutional Class
Calendar Year Returns (%)


                  '98          24.21
                  '99          15.59
                  '00           5.07


Best Qtr.: Q4 `98 -- 20.01%              Worst Qtr.: Q3 `98 -- -8.89%

Average Annual Total Return (%)
                                                               Since
for the period ended 12/31/00                       1 year   Inception

Institutional Class (Incept. 12/02/97)                5.07     14.33

S&P 500 Index(1)                                     -9.10     12.53

LB Aggregate Bond Index(2)                           11.63      6.53

(1)  S&P 500 is a registered trademark of Standard & Poor's.
(2)  Lehman Brothers Aggregate Bond Index.

8  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Asset Allocation Fund Institutional Class Calendar Year Returns (%)(1)


            '91        22.15
            '92         7.00
            '93        14.94
            '94        -2.82
            '95        29.18
            '96        11.65
            '97        22.01
            '98        25.58
            '99         9.49
            '00         0.98

Best Qtr.: Q4 `98 -- 16.09%              Worst Qtr.: Q3 `98 -- -5.55%

Average annual total return (%)

for the period ended 12/31/00            1 year    5 years    10 years

Institutional Class (Incept. 11/8/99)(1)   0.98      13.60       13.56

S&P 500 Index(2)                          -9.10      18.33       17.46

LB 20+ U.S. Treasury Bond Index(3)        21.50       7.40       10.13

(1) Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses. Performance shown for the Class A shares for periods prior to January 2, 1992 reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs adjusted to reflect the Class A fees and expenses.
(2)  S&P 500 is a registered trademark of Standard & Poor's.
(3)  Lehman Brothers 20+ U.S. Treasury Bond Index.

                                                  Allocation Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

Growth Balanced Fund Institutional Class Calendar Year Returns (%)


            '91        27.91
            '92         5.58
            '93        10.26
            '94        -0.14
            '95        23.25
            '96        14.25
            '97        20.77
            '98        22.45
            '99        12.38
            '00         7.82

Best Qtr.: Q4 `98 -- 16.86%              Worst Qtr.: Q3 `98 -- -6.32%

Average annual total return (%)

for the period ended 12/31/00            1 year    5 years    10 years

Institutional Class (Incept. 11/11/94)(1)  7.82      15.41       14.14

S&P 500 Index(2)                          -9.10      18.33       17.46

LB Aggregate Bond Index(3)                11.63       6.46        7.96

(1) Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
(2)  S&P 500 is a registered trademark of Standard & Poor's.
(3)  Lehman Brothers Aggregate Bond Index.

10  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Moderate Balanced Fund Institutional Class Calendar Year Returns (%)

            '91        20.81
            '92         6.03
            '93         8.86
            '94         0.42
            '95        18.36
            '96        10.11
            '97        16.00
            '98        16.74
            '99         8.03
            '00         9.52

Best Qtr.: Q4 `98 -- 10.19%              Worst Qtr.: Q3 `98 -- -2.73%

Average annual total return (%)

for the period ended 12/31/00            1 year    5 years    10 years

Institutional Class (Incept. 11/11/94)(1)  9.52      12.02       11.33

S&P 500 Index(2)                          -9.10      18.33       17.46

LB Aggregate Bond Index(3)                11.63       6.46        7.96

(1) Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
(2)  S&P 500 is a registered trademark of Standard & Poor's.
(3)  Lehman Brothers Aggregate Bond Index.

                                                 Allocation Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

Strategic Income Fund Institutional Class Calendar Year Returns (%)


            '91        16.90
            '92         6.05
            '93         7.77
            '94         0.49
            '95        15.11
            '96         7.99
            '97        13.23
            '98        12.44
            '99         4.44
            '00        10.22


Best Qtr.: Q2 `97 -- 6.21%                    Worst Qtr.: Q1 `94 -- -1.41%

Average annual total return (%)

for the period ended 12/31/00                  1 year    5 years    10 years

Institutional Class (Incept. 11/11/94)(1)       10.22       9.62        9.36

S&P 500 Index(2)                                -9.10      18.33       17.46

LB Aggregate Bond Index(3)                      11.63       6.46        7.96

(1) Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
(2)  S&P 500 is a registered trademark of Standard & Poor's.
(3)  Lehman Brothers Aggregate Bond Index.

12  Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Allocation Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                            All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                         None

Maximum deferred sales charge (load)
  (as a percentage of the lower of the NAV
  at purchase or the NAV at redemption)                       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                         Aggressive Balanced-   Asset Allocation
                                            Equity Fund              Fund
Management Fees                                 0.86%                0.80%
Distribution (12b-1) Fees                       0.00%                0.00%
Other Expenses(1)                               0.40%                0.23%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.26%                1.03%
--------------------------------------------------------------------------------
Fee Waivers                                     0.26%                0.03%
NET EXPENSES(2)                                 1.00%                1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Growth Balanced  Moderate Balanced  Strategic Income
                                Fund            Fund                 Fund
--------------------------------------------------------------------------------
Management Fees                 0.84%           0.80%                0.78%
Distribution (12b-1) Fees       0.00%           0.00%                0.00%
Other Expenses(1)               0.27%           0.25%                0.72%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
 OPERATING EXPENSES             1.11%           1.05%                1.50%
--------------------------------------------------------------------------------
Fee Waivers                     0.18%           0.17%                0.70%
--------------------------------------------------------------------------------
NET EXPENSES(2)                 0.93%           0.88%                0.80%
--------------------------------------------------------------------------------

(1)  Other expenses are based on estimated amounts for the current fiscal year.
(2) The advisor has committed through January 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

14  Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                       Aggressive Balanced-    Asset Allocation
                                           Equity Fund               Fund

 1  YEAR                                      $  102                $  102
 3  YEARS                                     $  374                $  325
 5  YEARS                                     $  667                $  566
10  YEARS                                     $1,500                $1,257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Growth Balanced   Moderate Balanced   Strategic Income
                              Fund              Fund                 Fund

 1 YEAR                      $   95           $   90                $   82
 3 YEARS                     $  335           $  317                $  405
 5 YEARS                     $  594           $  563                $  752
10 YEARS                     $1,336           $1,267                $1,731
--------------------------------------------------------------------------------

                                                Allocation Funds Prospectus   15

Key Information
--------------------------------------------------------------------------------

Core and Gateway Structure
Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with a Fund's investment objective. Through this structure, Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolio(s). Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a Gateway fund are understood to refer to the investment activities of the core portfolio(s) in which it invests.

--------------------------------------------------------------------------------

Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

--------------------------------------------------------------------------------

Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

 .   what the Fund is trying to achieve;

 .   how we intend to invest your money; and

 .   what makes a Fund different from the other Funds offered in this Prospectus.

--------------------------------------------------------------------------------

Permitted Investments
A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------

Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted are defined in the Glossary.

16  Allocation Funds Prospectus

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--------------------------------------------------------------------------------

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------


Investment Objective
The Aggressive Balanced-Equity Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

--------------------------------------------------------------------------------

Investment Strategies
The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios to achieve a more "aggressive" capital appreciation stance. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities. We currently invest in 13 core portfolios.

--------------------------------------------------------------------------------

Permitted Investments
The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The advisor will effect transactions periodically to reestablish the current allocation.

As market or other conditions change, we may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in portfolio securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be short-term (generally, 3 years or less), we may effect the change by using futures contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of current income and capital appreciation.

18  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                      Allocation

Diversified Equity Style                        80%
   Index Portfolio                                    20%
   Equity Income Portfolio                            20%
   Large Company Style                                20%
      Large Company Growth Portfolio                        16%
      Disciplined Growth Portfolio                           4%
   Diversified Small Cap Style                         8%
      Small Cap Index Portfolio                              2%
      Small Company Growth Portfolio                         2%
      Small Company Value Portfolio                          2%
      Small Cap Value Portfolio                              2%
   International Style                                12%
      International Portfolio                             6.80%
      International Equity Portfolio                      5.20%
Diversified Bond Style                          20%
   Managed Fixed-Income Portfolio                   10.0%
   Strategic Value Bond Portfolio                   3.33%
   Positive Return Bond Portfolio                   6.67%

TOTAL FUND ASSETS                              100%

                                                 Allocation Funds Prospectus  19

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 58 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 60 for the professional summaries for these managers.

Core                        Sub-Advisor        Portfolio Manager(s)

Index                       WCM                David D. Sylvester and
                                               Laurie R. White
Equity Income               WCM                David L. Roberts, CFA and
                                               Gary J. Dunn, CFA
Large Company Growth        Peregrine          John S. Dale, CFA and
                                               Gary E. Nussbaum, CFA
Disciplined Growth          Smith              Stephen S. Smith, CFA
Small Cap Index             WCM                David D. Sylvester and
                                               Laurie R. White
Small Company Growth        Peregrine          Robert B. Mersky, CFA and
                                               Paul E. von Kuster, CFA
Small Company Value         Peregrine          Tasso H. Coin, Jr., CFA and
                                               Douglas G. Pugh, CFA
Small Cap Value             Smith              Stephen S. Smith, CFA
International               Schroder           Michael Perelstein
International Equity        WCM                Katherine Schapiro, CFA and
                                               Stacey Ho, CFA
Managed Fixed-Income        Galliard           Richard Merriam, CFA and
                                               Ajay Mirza
Strategic Value Bond        Galliard           Richard Merriam, CFA,
                                               John Huber and
                                               David Yim
Positive Return Bond        Peregrine          William D. Giese, CFA and
                                               Patricia Burns, CFA

--------------------------------------------------------------------------------

Important Risk Factors
Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 44; and the specific risks listed here. They are all important to your investment choice.


20  Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                  INSTITUTIONAL CLASS SHARES--
                                  COMMENCED ON DECEMBER 2, 1997
                                  ----------------------------------------------
                                   Sept. 30,    Sept. 30,    May 31,    May 31,
For the period ended:                2000         1999/1/     1999       1998
                                  ----------------------------------------------
Net asset value, beginning of
 period                            $ 12.89      $ 12.93     $ 11.04    $ 10.00

Income from investment operations:
  Net investment income (loss)        0.18         0.02        0.15       0.06
  Net realized and unrealized
   gain (loss) on investments         1.85        (0.06)       1.83       0.99

Total from investment operations   $  2.03        (0.04)       1.98       1.05

Less distributions:
  Dividends from net investment
   income                            (0.12)        0.00       (0.09)     (0.01)
  Distributions from net realized
   gain                              (0.02)        0.00        0.00       0.00

Total from distributions             (0.14)        0.00       (0.09)     (0.01)

Net asset value, end of period     $ 14.78      $ 12.89     $ 12.93    $ 11.04

Total return (not annualized)(4)     15.82%       (0.31%)     17.98%     10.55%

Ratios/supplemental data:
  Net assets, end of period (000s) $90,334      $65,011     $31,975    $ 8,872

Ratios to average net assets
 (annualized):
  Ratio of expenses to average
   net assets(2)                      1.00%        1.00%       1.00%      1.00%
  Ratio of net investment income
   (loss) to average net assets       1.40%        1.36%       1.34%      1.58%

Portfolio turnover(3)                   48%          12%         43%        36%

Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses
 (annualized)(2),(5)                  1.17%        1.24%       1.36%     2.29%

(1)  The Fund changed its fiscal year-end from May 31 to September 30.
(2) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(3) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
(4) Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the period shown.
(5) During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Allocation Funds Prospectus  21

Asset Allocation Fund
--------------------------------------------------------------------------------

Investment Objective
The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

--------------------------------------------------------------------------------

Investment Strategies
We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

--------------------------------------------------------------------------------

Permitted Investments
The asset classes we invest in are:

 .  Stock Investments--We invest in common stocks to replicate the S&P 500 Index.
   We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P
   500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

 .  Bond Investments--We invest in U.S. Treasury Bonds to replicate the Lehman
   Brothers 20+ U.S. Treasury Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

 . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we may invest:

 . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

 .  In interest rate and index swaps; and

 . Up to 25% of total assets in foreign investments qualifying as money market investments.

We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term total return.

22  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 44; and the specific risks listed here. They are all important to your investment choice.

                                                 Allocation Funds Prospectus  23

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS SHARES--
                                                   COMMENCED ON NOVEMBER 8, 1999
                                                   -----------------------------
                                                             Sept. 30,
For the period ended:                                          2000
                                                   -----------------------------
Net asset value, beginning of period                          $ 23.18

Income from investment operations:
  Net investment income (loss)                                   0.50
  Net realized and unrealized gain (loss)
   on investments                                                1.15

Total from investment operations                                 1.65

Less distributions:
  Dividends from net investment income                          (0.46)
  Distributions from net realized gain                           0.00

Total from distributions                                        (0.46)

Net asset value, end of period                                $ 24.37

Total return (not annualized)(1)                                 7.14%

Ratios/supplemental data:
  Net assets, end of period (000s)                            $20,822

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                        0.99%
  Ratio of net investment income (loss) to
   average net assets                                            2.21%

Portfolio turnover                                                 37%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses (annualized)(2)                                      1.03%

(1) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
(2) During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24  Allocation Funds Prospectus

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--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

Investment Objective
The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

--------------------------------------------------------------------------------

Investment Strategies
The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. We currently invest in 13 core portfolios.

--------------------------------------------------------------------------------

Permitted Investments
We invest the equity portion of the portfolio in 5 different equity investment styles. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

The percentage of Fund assets that we invest in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to reestablish the current allocation.

As market or other conditions change, we may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in portfolio securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be short-term (generally, three years or less), we may effect the change by using future contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

26  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                            Allocation

Diversified Equity Style                               65%
     Index Portfolio                                        16.25%
     Equity Income Portfolio                                16.25%
     Large Company Style                                    16.25%
          Large Company Growth Portfolio                            13.0%
          Disciplined Growth Portfolio                              3.25%
     Diversified Small Cap Style                              6.5%
          Small Cap Index Portfolio                                1.625%
          Small Company Growth Portfolio                           1.625%
          Small Company Value Portfolio                            1.625%
          Small Cap Value Portfolio                                1.625%
     International Style                                     9.75%
          International Portfolio                                  5.525%
          International Equity Portfolio                           4.225%
Diversified Bond Style                                 35%
     Managed Fixed Income Portfolio                          17.5%
     Strategic Value Bond Portfolio                          5.85%
     Positive Return Bond Portfolio                         11.65%

TOTAL FUND ASSETS                                     100%

---------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 58 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 60 for the professional summaries for these managers.



Core Portfolio               Sub-Advisor           Portfolio Manager(s)
Positive Return Bond         Peregrine             William D. Giese, CFA and
                                                   Patricia Burns, CFA
Strategic Value Bond         Galliard              Richard Merriam, CFA,
                                                   John Huber and David Yim
Managed Fixed Income         Galliard              Richard Merriam, CFA and
                                                   Ajay Mirza
Index                        WCM                   David D. Sylvester and
                                                   Laurie R. White
Equity Income                WCM                   David L. Roberts, CFA and
                                                   Gary J. Dunn, CFA
Large Company Growth         Peregrine             John S. Dale, CFA and
                                                   Gary E. Nussbaum, CFA
Disciplined Growth           Smith                 Stephen S. Smith, CFA
Small Cap Index              WCM                   David D. Sylvester and
                                                   Laurie R. White
Small Company Growth         Peregrine             Robert B. Mersky, CFA and
                                                   Paul E. von Kuster, CFA
Small Company Value          Peregrine             Tasso H. Coin, Jr., CFA and
                                                   Douglas G. Pugh, CFA
Small Cap Value              Smith                 Stephen S. Smith, CFA
International                Schroder              Michael Perelstein
International Equity         WCM                   Katherine Schapiro, CFA and
                                                   Stacey Ho, CFA

                                                 Allocation Funds Prospectus  27

Growth Balanced Fund
--------------------------------------------------------------------------------

Important Risk Factors
Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

You should consider the "Summary of Important Risks"section on page 6; the "General Investment Risks" section beginning on page 44; and the specific risks listed here. They are all important to your investment choice.

28  Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS SHARES--
                                               COMMENCED ON NOVEMBER 11, 1994
                                               ------------------------------
                                                 Sept. 30       Sept. 30
For the period ended:                              2000         1999(1)
                                               ------------------------------
Net asset value, beginning of period           $30.86           $30.93

Income from investment operations:
  Net investment income (loss)                   0.69             0.19
  Net realized and unrealized gain (loss)
    on investments                               3.79            (0.26)

Total from investment operations                 4.48            (0.07)

Less distributions:
  Dividends from net investment income          (0.62)            0.00
  Distributions from net realized gain          (1.81)            0.00

Total from distributions                        (2.43)            0.00

Net asset value, end of period                 $32.91           $30.86

Total return (not annualized) (4)               15.14%           (0.23%)

Ratios/supplemental data:
  Net assets, end of period (000s)         $1,065,362         $905,789

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets (2)    0.93%            0.93%

  Ratio of net investment income (loss) to
    average net assets                           2.23%            2.05%

Portfolio turnover                                 56%(3)           11%(3)

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized) (2),(5)                  1.01%(2)         1.14%(2)


(1)  The Fund changed its fiscal year-end from May 31 to September 30.
(2) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(3) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
(4) Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
(5) During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
(6)  The Fund changed its fiscal year-end from October 31 to May 31.

30  Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  May 31,             May 31,           May 31,             May 31,
   1999                1998              1997               1996(6)
--------------------------------------------------------------------------------

   $28.06            $24.77             $22.83              $21.25


     0.60              0.58               0.62                0.31

     3.88              4.52               2.86                1.95

     4.48              5.10               3.48                2.26


    (0.58)            (0.60)             (0.63)              (0.51)
    (1.03)            (1.21)             (0.91)              (0.17)

    (1.61)            (1.81)             (1.54)              (0.68)

   $30.93            $28.06             $24.77              $22.83

    16.38%            21.40%             15.81%              10.87%


 $850,503          $665,758           $503,382            $484,641


     0.93%             0.93%              0.94%               0.98%


     2.16%             2.38%              2.47%               2.66%

       49%(3)            46%(3)             24%(3)              39%



     1.13%             1.09%              1.16%               1.16%

                                                 Allocation Funds Prospectus  31

Moderate Balanced Fund
--------------------------------------------------------------------------------

Investment Objective
The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

--------------------------------------------------------------------------------

Investment Strategies
The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 14 core portfolios.

--------------------------------------------------------------------------------

Permitted Investments
The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to reestablish the current allocation. We invest at least 25% of our total assets in fixed-income securities.

As market or other conditions change, we may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in portfolio securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be temporary (generally, three years or less), we may effect the change by using futures contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

32  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                               Allocation

     Diversified Bond Style                                  45%
          Positive Return Bond Portfolio                          15.0%
          Strategic Value Bond Portfolio                           7.5%
          Managed Fixed Income Portfolio                          22.5%
     Stable Income Portfolio                                 15%
     Diversified Equity Style                                40%
          Index Portfolio                                           10%
          Equity Income Portfolio                                   10%
          Large Company Style                                       10%
               Large Company Growth Portfolio                              8%
               Disciplined Growth Portfolio                                2%
          Diversified Small Cap Style                                4%
               Small Cap Index Portfolio                                   1%
               Small Company Growth Portfolio                              1%
               Small Company Value Portfolio                               1%
               Small Cap Value Portfolio                                   1%
          International Style                                        6%
               International Portfolio                                   3.4%
               International Equity Portfolio                            2.6%
     TOTAL FUND ASSETS                                      100%

                                                 Allocation Funds Prospectus  33

Moderate Balanced Fund
--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 58 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 60 for the professional summaries for these managers.

Core                          Sub-Advisor            Portfolio Manager(s)

Positive Return Bond          Peregrine              William D. Giese, CFA and
                                                     Patricia Burns, CFA
Strategic Value Bond          Galliard               Richard Merriam, CFA,
                                                     John Huber and David Yim
Managed Fixed Income          Galliard               Richard Merriam, CFA and
                                                     Ajay Mirza
Stable Income                 Galliard               John Huber
Index                         WCM                    David D. Sylvester and
                                                     Laurie R. White
Equity Income                 WCM                    David L. Roberts, CFA and
                                                     Gary J. Dunn, CFA
Large Company Growth          Peregrine              John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
Disciplined Growth            Smith                  Stephen S. Smith, CFA
Small Cap Index               WCM                    David D. Sylvester and
                                                     Laurie R. White
Small Company Growth          Peregrine              Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA
Small Company Value           Peregrine              Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
Small Cap Value               Smith                  Stephen S. Smith, CFA
International                 Schroder               Michael Perelstein
International Equity          WCM                    Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA

--------------------------------------------------------------------------------

Important Risk Factors
Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 44; and the specific risks listed here. They are all important to your investment choice.

34  Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Moderate Balanced Fund
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994
                                              ---------------------------------

                                                   Sept. 30,       Sept. 30,
For the period ended:                                2000            1999(1)
                                              ---------------------------------
Net asset value, beginning of period                 $24.18          $24.14

Income from investment operations:
   Net investment income (loss)                        0.94            0.26
   Net realized and unrealized gain (loss)
     on investments                                    1.79           (0.22)

Total from investment operations                       2.73            0.04

Less distributions:
   Dividends from net investment income               (0.83)           0.00
   Distributions from net realized gain               (1.25)           0.00

Total from distributions                              (2.08)           0.00

Net asset value, end of period                       $24.83          $24.18

Total return (not annualized)(4)                      11.98%           0.17%

Ratios/supplemental data:
   Net assets, end of period (000s)                $524,214        $546,570

 Ratios to average net assets (annualized):
   Ratio of expenses to average net assets(2)          0.88%           0.88%
   Ratio of net investment income (loss) to
      average net assets                               3.58%           3.37%

Portfolio turnover                                       58%(3)          11%(3)

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses (annualized)(2),(5)                        0.96%           1.09%


(1) The Fund changed its fiscal year-end from May 31 to September 30.
(2) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(3) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
(4) Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
(5) During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
(6) The Fund changed its fiscal year-end from October 31 to May 31.

36  Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  May 31,             May 31,            May 31,            May 31,
   1999                1998               1997              1996(6)
--------------------------------------------------------------------------------

   $22.98              $21.59            $20.27             $19.84


     0.75                0.80              0.77               0.46

     1.94                2.72              1.60               0.89

     2.69                3.52              2.37               1.35


    (0.75)              (0.86)            (0.76)             (0.66)
    (0.78)              (1.27)            (0.29)             (0.26)

    (1.53)              (2.13)            (1.05)             (0.92)

   $24.14              $22.98            $21.59             $20.27

    12.02%              17.04%            12.04%              7.03%


 $527,693            $464,384         $ 418,680           $398,005


     0.88%               0.88%             0.88%              0.90%

     3.26%               3.57%             3.70%              3.95%

       53%(3)              54%(3)            45%                53%



     1.09%               1.05%             1.04%              1.04%


                                                 Allocation Funds Prospectus  37

Strategic Income Fund
--------------------------------------------------------------------------------

Investment Objective
The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.

--------------------------------------------------------------------------------

Investment Strategies
The Fund is a Gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for the Fund. We currently invest in 14 core portfolios.

The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

--------------------------------------------------------------------------------

Permitted Investments
Under normal market conditions, we invest in:

 .  corporate bonds;

 .  a wide range of income producing securities;

 . debt securities that are below investment grade including high risk securities; and

 .  foreign issues.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

38  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 2000, the core portfolio allocations for the Fund were as follows:


Investment Style/Portfolios                    Allocation

Diversified Bond Style                         55%
   Positive Return Bond Portfolio                   18.32%
   Strategic Value Bond Portfolio                    9.18%
   Managed Fixed Income Portfolio                    27.5%
Stable Income Portfolio                        25%
Diversified Equity Style                       20%
   Index Portfolio                                      5%
   Equity Income Portfolio                              5%
   Large Company Style                                  5%
      Large Company Growth Portfolio                           4%
      Disciplined Growth Portfolio                             1%
   Diversified Small Cap Style                          2%
      Small Cap Index Portfolio                              0.5%
      Small Company Growth Portfolio                         0.5%
      Small Company Value Portfolio                          0.5%
      Small Cap Value Portfolio                              0.5%
   International Style                                  3%
      International Portfolio                               1.70%
      International Equity Portfolio                        1.30%
TOTAL FUND ASSETS                             100%

                                                 Allocation Funds Prospectus  39

Strategic Income Fund
--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 58 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 60 for the professional summaries for these managers.

Core Portfolio            Sub-Advisor   Portfolio Manager(s)

Positive Return Bond      Peregrine     William D. Giese, CFA and
                                        Patricia Burns, CFA
Strategic Value Bond      Galliard      Richard Merriam, CFA,
                                        John Huber and David Yim
Managed Fixed Income      Galliard      Richard Merriam, CFA and
                                        Ajay Mirza
Stable Income             Galliard      John Huber
Index                     WCM           David D. Sylvester and
                                        Laurie R. White
Equity Income             WCM           David L. Roberts, CFA and
                                        Gary J. Dunn, CFA
Large Company Growth      Peregrine     John S. Dale, CFA and
                                        Gary E. Nussbaum, CFA
Disciplined Growth        Smith         Stephen S. Smith, CFA
Small Cap Index           WCM           David D. Sylvester and
                                        Laurie R. White
Small Company Growth      Peregrine     Robert B. Mersky, CFA and
                                        Paul E. von Kuster, CFA
Small Company Value       Peregrine     Tasso H. Coin, Jr., CFA and
                                        Douglas G. Pugh, CFA
Small Cap Value           Smith         Stephen S. Smith, CFA
International             Schroder      Michael Perelstein
International Equity      WCM           Katherine Schapiro, CFA and
                                        Stacey Ho, CFA

--------------------------------------------------------------------------------

Important Risk Factors
The percentage of the Fund's assets invested in different styles of Portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to reestablish the current allocation.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" beginning on page 44; and the specific risks listed here. They are all important to your investment choice.

40  Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
-------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS SHARES--
                                             COMMENCED ON NOVEMBER 11, 1994
                                             --------------------------------
                                                 Sept. 30,       Sept. 30,
                                                   2000           1999(1)
                                             --------------------------------
For the period ended:
Net asset value, beginning of period                $20.06          $19.98

Income from investment operations:
  Net investment income (loss)                        0.95           0.29
  Net realized and unrealized gain (loss)
   on investments                                     0.86          (0.21)

Total from investment operations                      1.81           0.08

Less distributions:
  Dividends from net investment income               (0.88)          0.00
  Distributions from net realized gain               (0.55)          0.00

Total from distributions                             (1.43)          0.00

Net asset value, end of period                      $20.44         $20.06

Total return (not annualized)(4)                      9.52%          0.40%

Ratios/supplemental data:
  Net assets, end of period (000s)                $268,386       $267,158

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets(2)          0.80%          0.80%
  Ratio of net investment income (loss) to
   average net assets                                 4.69%          4.32%

Portfolio turnover                                      62%(3)         11%(3)

Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses (annualized)(2),(5)                         0.94%          1.05%

(1) The Fund changed its fiscal year-end from May 31 to September 30.
(2) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(3) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
(4) Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
(5) During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
(6) The Fund changed its fiscal year-end from October 31 to May 31.

42 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  May 31,           May 31,           May 31,            May 31,
   1999              1998              1997              1996(6)
--------------------------------------------------------------------------------

    $19.56           $18.47            $18.12             $18.21


      0.82             0.79              0.97               0.48

      0.81             1.75              0.71               0.42

      1.63             2.54              1.68               0.90


     (0.84)           (0.86)            (0.95)             (0.76)
     (0.37)           (0.59)            (0.38)             (0.23)

     (1.21)           (1.45)            (1.33)             (0.99)

    $19.98           $19.56            $18.47             $18.12

      8.45%           14.13%             9.58%              5.14%


  $263,328         $235,254          $128,777           $146,950


      0.80%            0.80%             0.81%              0.82%

      4.22%            4.47%             4.38%              4.65%

        54%(3)           58%(3)            72%                56%



      1.04%            1.03%             0.98%              0.97%

                                                 Allocation Funds Prospectus  43

General Investment Risks
-------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:


 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

 . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal only and interest-only portions of such securities and are subject to increased interest rate and credit risk.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

44  Allocation Funds Prospectus

--------------------------------------------------------------------------------

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

Extension Risk--The risk that consumers will repay their mortgages at slower than anticipated rates, which can extend the maturity of a mortgage- or other asset-backed security, and possibly reduce a portfolio's return.

Foreign Investment Risk--The risk that foreign investments may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

                                                 Allocation Funds Prospectus  45

General Investment Risks
--------------------------------------------------------------------------------


Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

46  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                      --------------------------------------------------------------
                                                                        AGGRESSIVE        ASSET       GROWTH    MODERATE  STRATEGIC
                                                                      BALANCED-EQUITY   ALLOCATION   BALANCED   BALANCED   INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                          PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow money for              Leverage Risk                    .            .            .         .          .
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Markets
Securities of companies located or           Information, Political,
operating in countries considered            Regulatory, Diplomatic,          .                        .          .          .
developing or to have "emerging"             Liquidity and Currency
stock markets. Generally, these              Risk
securities have the same type of
risks as foreign securities, but
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates              Interest Rate and
that are adjusted either on a                Credit Risk                      .            .          .           .          .
schedule or when an index or
benchmark changes.

Foreign Securities
Securities issued by a non-U.S.              Information, Political,
company, or debt securities                  Regulatory, Diplomatic,          .            .           .           .          .
of a non-U.S. company or foreign             Liquidity and Currency
government in the form of an                 Risk
ADR or similar investment.
Foreign securities may also be
emerging market securities, which
are subject to the same risks,
but to a higher degree.

Forward Commitment, When-Issued
and Delayed Delivery Transactions            Interest Rate
Securities bought or sold for                Leverage, Credit and             .            .          .           .          .
delivery at a later date or                  Experience Risk
bought or sold for a fixed
price at a fixed date.

High Yield Securities
Debt securities of lower quality             Interest Rate and
that produce generally higher                Credit Risk                      .                       .          .           .
rates of return. These securities,
also known as "junk bonds," tend
to be more sensitive to economic
conditions, more volatile, and less
liquid, and are subject to greater
risk of default.

Illiquid Securities
A security which may not be sold or          Liquidity Risk                   .            .          .           .          .
disposed of in the ordinary course
of business within seven days at
approximately the value determined
for it by the Fund. Limited to 15%
of total assets.

                                                 Allocation Funds Prospectus  47

GENERAL INVESTMENT RISKS
------------------------------------------------------------------------------------------------------------------------------------

                                                                --------------------------------------------------------------------
                                                                   AGGRESSIVE         ASSET        GROWTH     MODERATE     STRATEGIC
                                                                 BALANCED-EQUITY    ALLOCATION    BALANCED    BALANCED      INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                    PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------

Loan Participations
Debt obligations that represent a      Credit Risk                                                                             .
portion of a larger loan made by a
bank. Generally sold without
guarantee or recourse, some
participations sell at a discount
because of the borrower's credit
problems.

Loans of Portfolio Securities
The practice of loaning securities     Credit, Counter-Party             .               .             .          .            .
to brokers, dealers and financial      and Leverage Risk
institutions to increase return on
those securities. Loans may be made
up to 1940 Act limits (currently
one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided     Interest Rate, Credit,            .               .             .          .            .
fractional interests in pools of       Prepayment and
consumer loans, such as mortgage       Experience Risk
loans, car loans, credit card debt or
receivables held in trust.

Options
The right or obligation to receive     Credit, Information and
or deliver a security or cash payment  Liquidity Risk
depending on the security's price or                                     .               .             .          .            .
the performance of an index or
benchmark. Types of options used may
include: options on securities,
options on a stock index, stock index
futures and options on stock index
futures to protect liquidity and
portfolio value.

Other Mutual Funds
Investments by the Fund in
shares of other mutual funds,          Market Risk                       .               .             .          .            .
which will cause Fund shareholders
to bear a pro rata portion of the
other fund's expenses, in addition
to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly       Liquidity Risk                    .               .             .          .            .
traded but which may or may not be
resold in accordance with Rule 144A
of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of   Credit and                        .               .             .          .            .
a security agrees to buy back a        Counter-Party Risk
security at an agreed upon time and
price, usually with interest.

Stripped Obligations
Securities that give ownership to      Interest Rate Risk                                              .                       .
either future payments of interest
or a future payment of principal,
but not both. These securities
tend to have greater interest rate
sensitivity than conventional debt.

48  Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------


A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 57 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may change service providers.

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                               BOARD OF TRUSTEES
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                       Supervises the Funds' activities
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        INVESTMENT ADVISOR                    CUSTODIANS
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Wells Fargo Funds Management, LLC Wells Fargo Bank Minnesota, N.A.
                                  6th & Marquette, Minneapolis, MN

525 Market St., San Francisco, CA (Aggressive Balanced-Equity, Growth Balanced,
                                  Moderate Balanced and Strategic Income Funds)

Manages the Funds' investment     Barclays Global Investors, N.A.
activities                        45 Fremont St., San Francisco, CA

                                  (Asset Allocation Fund)
                                  Provides safekeeping for the Funds' assets

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                          INVESTMENT SUB-ADVISOR(S)
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                             Varies by Fund
                 See Individual Fund Descriptions for Details
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                                                                SHAREHOLDER
                                              TRANSFER           SERVICING
   DISTRIBUTOR     ADMINISTRATOR               AGENT               AGENTS
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Stephens Inc.      Wells Fargo Funds    Boston Financial Data   Various Agents
111 Center St.     Management, LLC      Services, Inc.
Little Rock, AR    525 Market St.       Two Heritage Dr.
                   San Francisco, CA    Quincy, MA

Markets the Funds  Manages the          Maintains records
and distributes    Funds' business      of shares and           Provide
Fund shares        activities           supervises the payment  services to
                                        of dividends            customers
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                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
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     Advise current and prospective shareholders on their Fund investments
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                                 SHAREHOLDERS
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                                                 Allocation Funds Prospectus  49

Organization and Management of the Funds
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In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co, managed over $514 billion in assets.

The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds are Gateway funds that invest in various core portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in the various core portfolios. Funds Management also acts as the advisor to, and is entitled to receive a fee from, the core portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

Dormant Investment Advisory Arrangements
Under the investment advisory contract for the Funds, Funds Management acts as investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Funds Management receives an investment advisory fee from the Gateway fund for the management of those assets.

The Sub-Advisors
Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the portfolio. As of September 30, 2000, BGI managed or provided investment advice for assets aggregating in excess of $830 billion.

Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly-owned subsidiaries of Wells Fargo Bank Minnesota, N.A., Smith Asset Management Group, LP ("Smith Group") and Schroder Investment Management North America Inc. ("Schroder") are each sub-advisors to certain core portfolios in which the Aggressive Growth Balanced, Growth Balanced, Moderate Balanced and Strategic Income Funds invest.

WCM, an affiliate of Funds Management, provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

50  Allocation Funds Prospectus

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Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Wells Fargo Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisor subsidiary of Wells Fargo Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2000, Galliard managed approximately $7.2 billion in assets.

Smith Group, whose principal business address is 200 Crescent Court, Suite 850, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 2000, the Smith Group managed over $900 million in assets.

Schroder is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7th Avenue, New York, NY 10019, is a registered investment advisor. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2000, Schroder managed $41 billion in assets.

The Administrator
Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trust's Trustees. For providing administration services, Funds Management is entitled to receive a fee of 0.15% of each Fund's average annual net assets of each Fund.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                 Allocation Funds Prospectus  51

Your Account
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This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares
 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

 . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff are processed the next business day.

 .  The Funds are open for business on each day the NYSE is open for business.
   NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

Minimum Investments
Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

52  Allocation Funds Prospectus

                                                               How to Buy Shares
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You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

 . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                                                 Allocation Funds Prospectus  53

Your Account                                                  How to Sell Shares
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Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

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GENERAL NOTES FOR SELLING SHARES
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 . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

54  Allocation Funds Prospectus

                                                                       Exchanges
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Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

 .  You may make exchanges only between like share classes of non-money market
   Funds and the Service Class shares of money market Funds.

 . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you complete more than one exchange within a 3 month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in your exchange privileges.

Contact your account representative for further details.

                                                 Allocation Funds Prospectus  55

Other Information
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Dividend and Capital Gain Distributions
The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds declare and pay any dividend distributions of net investment income at least annually and make capital gain distributions annually. The Asset Allocation Fund pays dividends, if any, periodically and makes any capital gain distributions at least annually. Contact your Institution for distribution options.

Taxes
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

56  Allocation Funds Prospectus

Table of Predecessors
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The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

Each Fund listed below is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

Wells Fargo Funds Trust              Predecessor Fund
Aggressive Balanced-Equity Fund      Norwest Advantage Aggressive Balanced-Equity  Fund

Asset Allocation Fund                Stagecoach Asset Allocation Fund

Growth Balanced Fund                 Norwest Advantage Growth Balanced Fund

Moderate Balanced Fund               Norwest Advantage Moderate Balanced Fund

Strategic Income Fund                Norwest Advantage Strategic Income Fund

                                                 Allocation Funds Prospectus  57

Description of Core Portfolios
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FUND                    OBJECTIVE
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Disciplined Growth      The Portfolio seeks capital appreciation by investing
Portfolio               in common stocks of larger companies.

Equity Income           The Portfolio seeks to provide long-term capital
Portfolio               appreciation consistent with above-average dividend
                        income.

Index Portfolio         The Portfolio seeks to replicate the return of the
                        S&P 500 Index with minimum tracking error and to minimize transaction costs.

International           The Portfolio seeks to provide long-term capital
Portfolio               appreciation by investing directly or indirectly in
                        high-quality companies based outside the United States.

International Equity    The Portfolio seeks total return, with an emphasis on
Portfolio               capital appreciation, over the long-term by investing
                        in equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world.

Large Company Growth    The Portfolio seeks to provide long-term capital
Portfolio               appreciation by investing primarily in large,
                        high-quality domestic companies that the advisor believes have superior growth potential.

Managed Fixed Income    The Portfolio seeks consistent fixed-income returns by
Portfolio               investing primarily in investment grade
                        intermediate-term securities.

Positive Return Bond    The Portfolio seeks positive total return each calendar
Portfolio               year regardless of general bond market performance by
                        investing in a portfolio of high quality U.S.
                        Government securities and corporate fixed-income securities.

Small Cap Index         The Portfolio seeks to replicate the total return of
Portfolio               the S&P Small Cap 600 Index with minimum tracking error
                        and to minimize transaction costs.

Small Cap Value         The Portfolio seeks capital appreciation by investing
Portfolio               in common stocks of smaller companies.

Small Company Growth    The Portfolio seeks to provide long-term capital
Portfolio               appreciation by investing in smaller domestic
                        companies.

Small Company Value     The Portfolio seeks to provide long-term capital
Portfolio               appreciation by investing primarily in common stocks of
                        smaller companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000 was $6.1 billion, but is expected to change frequently.

Strategic Value Bond    The Portfolio seeks total return by investing primarily
Portfolio               in income-producing securities.

58  Allocation Funds Prospectus

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PRINCIPAL STRATEGIES
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The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above-average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4.0 billion as of December 2000, but is expected to change frequently.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index which, as of December 2000, ranged from $3.3 million to $6.1 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index which, as of December 2000, was $6.1 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                                                Allocation Funds Prospectus   59

Portfolio Managers
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Patricia Burns, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1998
Growth Balanced Fund and its predecessor since 1998
Moderate Balanced Fund and its predecessor since 1998
Strategic Income Fund and its predecessor since 1998
Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns earned a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

Tasso H. Coin, Jr. CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1995
Moderate Balanced Fund and its predecessor since 1995
Strategic Income Fund and its predecessor since 1995
Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

John S. Dale, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1989
Moderate Balanced Fund and its predecessor since 1989
Strategic Income Fund and its predecessor since 1989
Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

Gary J. Dunn, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1989
Moderate Balanced Fund and its predecessor since 1989
Strategic Income Fund and its predecessor since 1989
Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

William D. Giese, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1994
Moderate Balanced Fund and its predecessor since 1994
Strategic Income Fund and its predecessor since 1994
Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

Stacey Ho, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1999
Growth Balanced Fund and its predecessor since 1999
Moderate Balanced Fund and its predecessor since 1999
Strategic Income Fund and its predecessor since 1999
Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she

60  Allocation Funds Prospectus

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was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho earned a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

John Huber
Aggressive Balanced-Equity Fund and its predecessor since 1998
Growth Balanced Fund and its predecessor since 1998
Moderate Balanced Fund and its predecessor since 1998
Strategic Income Fund and its predecessor since 1998
Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

Richard Merriam, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1997
Moderate Balanced Fund and its predecessor since 1997
Strategic Income Fund and its predecessor since 1997
Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

Robert B. Mersky, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1989
Moderate Balanced Fund and its predecessor since 1989
Strategic Income Fund and its predecessor since 1989
Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

Ajay Mirza
Aggressive Balanced-Equity Fund and its predecessor since 1998
Growth Balanced Fund and its predecessor since 1998
Moderate Balanced Fund and its predecessor since 1998
Strategic Income Fund and its predecessor since 1998
Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

                                                 Allocation Funds Prospectus  61

Portfolio Managers
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Gary E. Nussbaum, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1990
Moderate Balanced Fund and its predecessor since 1990
Strategic Income Fund and its predecessor since 1990
Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a BA in Finance and a MBA from the University of Wisconsin.

Michael Perelstein
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1997
Moderate Balanced Fund and its predecessor since 1997
Strategic Income Fund and its predecessor since 1997
Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Since 1997, Mr. Perelstein has served as Director of Schroder and since 1999, he has served as Schroder's Chief Investment Officer. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $9 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein earned a BA in Economics from Brandeis University and a MBA from the University of Chicago.

Douglas G. Pugh, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1997
Moderate Balanced Fund and its predecessor since 1997
Strategic Income Fund and its predecessor since 1997
Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

David L. Roberts, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1989
Moderate Balanced Fund and its predecessor since 1989
Strategic Income Fund and its predecessor since 1989
Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

Katherine Schapiro, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1999
Growth Balanced Fund and its predecessor since 1999
Moderate Balanced Fund and its predecessor since 1999
Strategic Income Fund and its predecessor since 1999
Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

62  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Stephen S. Smith, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1997
Moderate Balanced Fund and its predecessor since 1997
Strategic Income Fund and its predecessor since 1997
Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned a BS in Industrial Engineering and a MBA from the University of Alabama.

David D. Sylvester
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1996
Moderate Balanced Fund and its predecessor since 1996
Strategic Income Fund and its predecessor since 1996
Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

Paul E. von Kuster, CFA
Aggressive Balanced-Equity Fund and its predecessor since 1997
Growth Balanced Fund and its predecessor since 1989
Moderate Balanced Fund and its predecessor since 1989
Strategic Income Fund and its predecessor since 1989
Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned a BA in Philosophy from Princeton University.

Laurie R. White
Aggressive Balanced-Equity Fund and its predecessor since 1998
Growth Balanced Fund and its predecessor since 1996
Moderate Balanced Fund and its predecessor since 1996
Strategic Income Fund and its predecessor since 1996
Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM(since
1997) until WCM and NIMcombined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White earned a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

David Yim
Aggressive Balanced-Equity Fund and its predecessor since 1998
Growth Balanced Fund and its predecessor since 1998
Moderate Balanced Fund and its predecessor since 1998
Strategic Income Fund and its predecessor since 1998
Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim earned a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

                                                Allocation Funds Prospectus   63

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

64  Allocation Funds Prospectus

--------------------------------------------------------------------------------

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Macs" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

Gateway Fund
A Fund that invests its assets in one or more core portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway Funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are guaranteed by the Government National Mortgage Association.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Institution
Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                                                 Allocation Funds Prospectus  65

Glossary
--------------------------------------------------------------------------------

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000 Index
An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid-to-large cap index.

Russell 2000 Index
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

S&P, S&P 500 Index
Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

66  Allocation Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:


STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222, option 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at public info@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings - 1-800-869-3557
Portfolio Advisor - 1-877-689-7882

            -------------------------------------------------------
            NOT FDIC INSURED -- NO BANK GUARANTEE -- MAY LOSE VALUE
            -------------------------------------------------------



P002 (Rev. 2/01)
ICA Reg. No.                                        [LOGO OF RECYCLED PAPER]
811-09253                                           Printed on Recycled Paper

                                                              [WELLS FARGO LOGO]


WELLS FARGO STOCK FUNDS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                            Equity Index Fund

                                                            OTC Growth Fund

                                                            Class O

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



                                                                      FEBRUARY 1
                                                                            2001

                       [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------
Overview                            Objectives and Principal
This section contains                Strategies                                4
important summary
information about the               Summary of Important Risks                 6
Funds.
                                    Performance History                        8

                                    Summary of Expenses                       10

                                    Key Information                           12

--------------------------------------------------------------------------------
The Funds                           Equity Index Fund                         14
This section contains
important information               OTC Growth Fund                           18
about the Funds.
                                    General Investment Risks                  22

                                    Organization and Management
                                     of the Funds                             28

--------------------------------------------------------------------------------
Your Investment                     Your Account                              32
Turn to this section for
information on how to                 How to Buy Shares                       33
open an account and
how to buy and sell                   How to Sell Shares                      34
Fund shares.

--------------------------------------------------------------------------------
Reference                           Additional Services and
Look here for additional             Other Information                        36
information and term
definitions.                        Portfolio Managers                        38

                                    Glossary                                  40

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

FUND                       OBJECTIVE


                           Seeks to approximate the total rate of return of
Equity Index Fund substantially all common stocks comprising the S&P 500 Index.

OTC Growth Fund            Seeks long-term capital appreciation.

4   Stock Funds Prospectus

________________________________________________________________________________

     PRINCIPAL STRATEGY

     We invest in common stocks to replicate the S&P 500 Index. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses.

     We invest in a portfolio of securities whose characteristics resemble those of the Nasdaq 100 Index. We select stocks from within and outside the Index using quantitative investment techniques that evaluate factors such as strong positive earnings estimate revisions over the prior three months, and stock price movement over the preceding twelve months, to attempt to outperform the Nasdaq 100 Index over time. We invest in companies that we consider to be leaders within their respective industries, that have the potential to maintain a competitive advantage through the introduction of innovative products and services, or that we believe otherwise represent the so-called "new economy." We normally invest in 70-85 common stocks selected based on our assessment of their potential to enhance portfolio performance.

                                                     Stock Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks for the Funds described in this Prospectus. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 22;
     and

 .    in the Fund's Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities
The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Investments
The Funds that make foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and

6    Stock Funds Prospectus

________________________________________________________________________________

interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

FUND-SPECIFIC RISKS

Equity Index Fund
We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index loses value, your investment will also lose value.

OTC Growth Fund
The Fund may invest a relatively high percentage of its assets in a limited number of issuers and is therefore considered to be non-diversified. A non-diversified fund is more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests.

                                                     Stock Funds Prospectus    7

Performance History
--------------------------------------------------------------------------------

The information below shows you how the Equity Index Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index. The OTC Growth Fund has been in operation for less than one calendar year, therefore no performance information is shown for this Fund.

Please remember that past performance is no guarantee of future results.

Equity Index Fund Class O Calendar Year Returns (%)*



'91                28.73
'92                 6.59
'93                 8.91
'94                 0.42
'95                35.99
'96                21.66
'97                31.89
'98                27.67
'99                20.12
'00                -9.42

Best Qtr.: Q4 '98 . 21.00%    Worst Qtr.: Q3 '98 . -10.07%

* Performance shown prior to 2000 is for the Class A shares and does not reflect sales charges applicable to those shares. If it did, performance would be lower. Sales charges are not applicable to the Class O shares.

Average annual total return (%)/1/

for the period ended 12/31/00           1 year       5 years       10 years

Class O (Incept. 2/1/99)/2/             -9.42        17.59         16.55

S&P 500 Index/3/                        -9.10        18.33         17.46

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for this Class prior to inception reflects the performance of the Class A shares, which incepted on January 25, 1984. /3/ S&P 500 is a registered trademark of Standard and Poor's.

8 Stock Funds Prospectus

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Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

--------------------------------------------------------------------------------
                                                                      OTC Growth
                                            Equity Index Fund           Fund
                                         ---------------------------------------
                                                CLASS O                CLASS O
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering            None                   None
price)

Maximum deferred sales charge (load)
(as a percentage of the lower of the Net
Asset Value ("NAV") at purchase or
the NAV at redemption)                            None                   None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      OTC Growth
                                            Equity Index Fund            Fund
                                         ---------------------------------------
                                                  CLASS O            CLASS O
--------------------------------------------------------------------------------
Management Fee                                      0.25%              0.65%
Distribution (12b-1) Fee                            0.00%              0.00%
Other Expenses/1/                                   0.44%              0.97%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                            0.69%              1.62%
--------------------------------------------------------------------------------
Fee Waivers                                         0.19%              0.32%
--------------------------------------------------------------------------------
NET EXPENSES/2/                                     0.50%              1.30%
--------------------------------------------------------------------------------

 /1/ Other Expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual. The Advisor has committed through January 30,
     2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

 10 Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                                  OTC Growth
                                         Equity Index Fund           Fund
--------------------------------------------------------------------------------
                                            CLASS O                 CLASS O
--------------------------------------------------------------------------------
1 YEAR                                        $ 51                  $   132

3 YEARS                                       $202                  $   480

5 YEARS                                       $365                  $   851

10 YEARS                                      $841                  $ 1,895
--------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 11

Key Information
--------------------------------------------------------------------------------

Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of the Funds. The sections that follow provide more detailed information about the investments and management of the Funds.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objectives of the Funds in this Prospectus are non-fundamental, that is, they can be changed by a vote of the Board of Trustees alone. The objectives and strategy descriptions for the Funds tell you:

 . what the Fund is trying to achieve; and

 . how we intend to invest your money; and

 . what makes a Fund different from the other Fund offered in this Prospectus.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

12 Stock Funds Prospectus

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--------------------------------------------------------------------------------

Equity Index Fund
--------------------------------------------------------------------------------

Portfolio Managers: David D. Sylvester; Laurie R. White

--------------------------------------------------------------------------------
Investment Objective
The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the S&P 500 Index before fees and expenses.

--------------------------------------------------------------------------------
Investment Strategies
We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before fees and expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 . in a diversified portfolio of common stocks designed to replicate the holdings and weightings of the stocks listed on the S&P 500 Index;

 . in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

 . in interest-rate futures contracts, options or interest-rate swaps and index swaps.

14 Stock Funds Prospectus

________________________________________________________________________________

Important Risk Factors
We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 22, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 15

Equity Index Fund                                           Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

                                                -------------------------------
                                                CLASS O SHARES/1/
                                                -------------------------------
For the period ended:                           Sept. 30,        Sept. 30,
                                                  2000             1999
                                                -------------------------------
Net asset value, beginning of period            $ 78.73           $ 78.00

Income from investment operations:
  Net investment income (loss)                    (0.35)             0.44
  Net realized and unrealized gain (loss)
     on investments                               10.45              0.29

Total from investment operations                  10.10              0.73

Less distributions:
  Dividends from net investment income             0.00              0.00
  Distributions from net realized gain            (3.21)             0.00

Total from distributions                          (3.21)             0.00

Net asset value, end of period                    85.62           $ 78.73

Total return (not annualized)                     12.87%             0.94%

Ratios/supplemental data:
  Net assets, end of period (000s)              $10,010           $     0

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets          0.50%             0.00%
  Ratio of net investment income (loss) to
     average net assets                            0.81%             1.39%

Portfolio turnover                                    8%                6%

Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses        0.69%             0.75%

/1/ This Class of shares commenced operations on February 1, 1999.

16 Stock Funds Prospectus

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--------------------------------------------------------------------------------

OTC Growth Fund
--------------------------------------------------------------------------------

Portfolio Managers: Greg W. Golden, CFA; Jeff C. Moser, CFA

--------------------------------------------------------------------------------
Investment Objective
The OTC Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We invest our assets in a portfolio of 70-85 common stocks whose industry sector mix and market capitalization range characteristics resemble those of the Nasdaq 100 Index and that we have selected based on their potential to outperform the Index over the long term. While a majority of total assets will be invested in securities that are part of the Nasdaq 100 Index, the Fund does not attempt to replicate the composition of the Index. We use quantitative investment techniques that evaluate factors such as strong positive earnings estimate revisions over the prior three months, stock price momentum over the preceding twelve months, and the potential for meeting or exceeding analyst earnings estimates. We invest in companies that we consider to be leaders within their respective industries, that have the potential to maintain a competitive advantage through the introduction of innovative products and services, or that we believe otherwise represent the so-called "new economy." We invest primarily in the stocks of large, non-financial U.S. companies that we believe have superior growth potential, across major industry groups that we believe represent the new economy, including computer hardware, software, telecommunications, retail/wholesale trade and biotechnology. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is considered to be non-diversified.

--------------------------------------------------------------------------------
Permitted Investments
Under normal market conditions, we invest:

 .    in a portfolio of 70-85 common stocks whose industry sector mix and market capitalization range characteristics resemble those of the Nasdaq 100
     Index;

 .    substantially all of our assets in securities offered in the "over-the-
     counter" markets;

18   Stock Funds Prospectus

--------------------------------------------------------------------------------

 .    in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

 .    in index swaps.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

--------------------------------------------------------------------------------
Important Risks and Other Considerations
We may invest a relatively high percentage of the Fund's assets in a limited number of issuers and the Fund is therefore considered to be non-diversified. A non-diversified fund is more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests.

We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks. The Fund invests in stock index futures and options on stock index futures, whose effectiveness to enhance portfolio performance depends on the extent price movements in the Fund's portfolio correlate with price movements of the stock index selected. Index swaps involve the exchange with another party of cash flows based on the performance of an index of securities. The risk of loss in these investments is generally limited to the net amount of payments that the Fund is contractually obligated to make.

There can be no assurance that our stock selection and investment strategy will be successful in outperforming the Nasdaq 100 Index. Our ability to outperform the Nasdaq 100 Index may also be affected by, among other things, transaction costs and shareholder purchases and redemptions.

At the discretion of the Board of Trustees, the Fund may become a Gateway fund in a "core and Gateway" structure. A Gateway fund invests substantially all of its assets in one or more core portfolios and other Wells Fargo Funds whose objectives and investment strategies are consistent with the Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and

                                                       Stock Funds Prospectus 19

OTC Growth Fund
--------------------------------------------------------------------------------

benefits of a larger pool of assets. Core portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined limits. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

20   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

                                                  --------------------
                                                    CLASS O SHARES/1/
                                                  --------------------
For the period ended:                               Sept. 30, 2000
                                                  --------------------
Net asset value, beginning of period                $ 10.00
Income from investment operations:
  Net investment income (loss)                        (0.01)
  Net realized and unrealized gain (loss)
    on investments                                     0.09

Total from investment operations                       0.08

Less distributions:
  Dividends from net investment income                 0.00
  Distributions from net realized gain                 0.00

Total from distributions                               0.00

Net asset value, end of period                      $ 10.08

Total return (not annualized)                          0.80%

Ratios/supplemental data:
  Net assets, end of period (000s)                  $28,545

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets              1.30%
  Ratio of net investment income (loss) to
    average net assets                                (0.73)%

Portfolio turnover                                        9%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses               1.62%

/1/ This Class of shares commenced operations on August 3, 2000.

                                                      Stock Funds Prospectus  21

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

 .    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .    We cannot guarantee that we will meet our investment objectives.

 .    We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 .    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.

 .    The Funds may invest in foreign securities through American Depositary
     Receipts ("ADRs") and similar investments, which are subject to additional risks, such as less liquidity and greater price volatility. These investments may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 .    The Fund may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

22   Stock Funds Prospectus

________________________________________________________________________________

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Experience Risk-- The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

                                                      Stock Funds Prospectus  23

General Investment Risks
--------------------------------------------------------------------------------

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk--The risk that, because the proportion of a non-diversified fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"), greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

24   Stock Funds Prospectus

________________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not already discussed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                    PRINCIPAL RISKS          EQUITY INDEX  OTC GROWTH
Borrowing Policies
The ability to borrow money for temporary              Leverage Risk                .            .
purposes (e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are               Interest Rate and            .            .
adjusted either on a schedule or when an index         Credit Risk
or benchmark changes.

Foreign Securities
Equity securities issued by a non-U.S. company         Information, Political,      .            .
in the form of an American Depositary Receipt          Regulatory, Diplomatic,
or similar investment.                                 Liquidity and
                                                       Currency Risk

Forward Commitment, When-Issued and Delayed
Delivery Transactions
Securities bought or sold for delivery at a later      Interest Rate, Leverage,     .            .
date or bought or sold for a fixed price at a          Credit and
fixed date.                                            Experience Risk

Illiquid Securities
A security which may not be sold or disposed of        Liquidity Risk               .            .
in the ordinary course of business within seven
days at approximately the value determined for it
by the Fund. Limited to 15% of total assets.

                                                       Stock Funds Prospectus 25

General Investment Risks
--------------------------------------------------------------------------------

INVESTMENT PRACTICE                                         PRINCIPAL RISKS                EQUITY INDEX   OTC GROWTH
Loans of Portfolio Securities                               Credit,
The practice of loaning securities to brokers,              Counter-Party
dealers and financial institutions to increase              and Leverage Risk                  .              .
return on those securities. Loans may be made
up to Investment Company Act of 1940 limits
(currently one-third of total assets including
the value of collateral received).

Options
The right or obligation to receive or deliver a             Credit, Information
security or cash payment depending on the                   and Liqudity Risk                  .              .
security's price or the performance of an index
or benchmark. Types of options used may include:
options on securities, options on a stock index,
stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual           Market Risk                        .              .
funds, which will cause Fund shareholders to bear
a pro rata portion of the other fund's expenses,
in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which           Credit and
may or may not be resold in accordance with Rule            Counter-Party Risk                 .              .
144A under the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security             Liquidity Risk                     .              .
agrees to buy back a security at an agreed upon
time and price, usually with interest.

26 Stock Funds Prospectus

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Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated.
Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., ("NIM") the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. The Board of Trustees of the Trust supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisors, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may make a change in service providers.

28 Stock Funds Prospectus

________________________________________________________________________________

                               BOARD OF TRUSTEES

                       Supervises the Fund's activities
--------------------------------------------------------------------------------

   INVESTMENT ADVISOR                                     CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC            Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA            6th Street & Marquette,
                                             Minneapolis, MN
Manages the Funds' investment activities     Provides safekeeping for the
                                             Funds' assets
--------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISORS

                                Varies by Fund

                 See Individual Fund Descriptions for Details
--------------------------------------------------------------------------------
                                                                   SHAREHOLDER
                                             TRANSFER               SERVICING
DISTRIBUTOR        ADMINISTRATOR               AGENT                  AGENTS

Stephens Inc.      Wells Fargo Funds    Boston Financial Data     Various Agents
111 Center St.     Management, LLC      Services, Inc.
Little Rock, AR    525 Market St.       Two Heritage Dr.
                   San Francisco, CA    Quincy, MA

Markets the Funds, Manages the Funds'   Maintains records of      Provide
and distributes    business activities  shares and supervises     services to
Fund shares                             the paying of dividends   customers
--------------------------------------------------------------------------------

                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS

     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

                                 SHAREHOLDERS

                                                       Stock Funds Prospectus 29

Organization and Management of the Funds
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund paid in an annual basis for the services described.

The Investment Advisor
Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

The Sub-Advisors
Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for the Equity Index Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. As of December 30, 2000, WCM provided advisory services for over $87 billion in assets.

Smith Asset Management Group, LP ("SAMG"), in which Wells Fargo & Co. indirectly holds a minority ownership interest, is the sub-advisor for the OTC Growth Fund, and is responsible for the day-to-day investment management activity of the Fund. SAMG previously provided sub-advisory services through one of its divisions, Golden Capital Management ("Golden"). Golden was spun off as an independent investment advisor in December 2000 and the Fund's individual portfolio managers are currently employees of both SAMG and Golden. Upon approval of the Board of Trustees, shareholders of the OTC Growth Fund will receive proxy materials describing the spin-off and will be asked to consider the selection of Golden as the Fund's investment sub-advisor at a meeting anticipated to

30 Stock Funds Prospectus

________________________________________________________________________________

occur in the second quarter of 2001. Subject to Board and shareholder approval, it is expected that Golden will resume responsibility for the day-to-day operations of the OTC Growth Fund, and that the individual portfolio managers will be exclusively employed by Golden. As of December 31, 2000, SAMG managed or provided investment advice for assets aggregating in excess of $900 million, and Golden managed or provided investment advice for assets aggregating in excess of $400 million.

The Administrator
Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for the Funds. Under this plan, we have engaged various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of each Fund.

                                                       Stock Funds Prospectus 31

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

Pricing Fund Shares
 .   As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 .   We determine the NAV of the Class O shares of each Fund each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of the class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional information for further disclosure.

 .   We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

 .   Each Fund is open for business on each day the NYSE is open for business.
    NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

32 Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

You Can Buy Fund Shares
 .  Through a brokerage account established with an approved selling agent.

 .  Through certain retirement, benefits and pension plans, or

 . through certain packaged investment products (please see the providers of the plan for instructions).

 .  All purchases must be in U.S. dollars.

Minimum Investments
 .  $1,000 minimum initial investment; and

 .  $100 for all subsequent investments.

We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you invest.

                                                     Stock Funds Prospectus   33

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

Please consult the specific disclosure statements for the account through which you have purchased Fund shares for additional information on selling Fund shares.

 .   We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

 .   Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

34  Stock Funds Prospectus

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--------------------------------------------------------------------------------

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs
Automatic programs help you conveniently purchase and/or redeem shares each month, check with your selling agent for more information.

Dividend and Capital Gain Distributions
The Funds pay any dividend distributions of net investment income and capital gain distributions at least annually.

Your Fund may offer various distribution options. Please consult with your selling agent: Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect each Fund and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your

36   Stock Funds Prospectus

________________________________________________________________________________


investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by a Fund.

Backup Withholding--The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

                                                     Stock Funds Prospectus   37

Portfolio Managers
--------------------------------------------------------------------------------

Greg W. Golden, CFA
OTC Growth Fund since 2000
Mr. Golden is a Manager with SAMG and is President of Golden, which he founded as a division of SAMG in March 1999, and which became an independent investment advisor in December 2000. He directs the investment of institutional and individual assets in a variety of quantitatively driven equity styles. Mr. Golden serves as Lead Portfolio Manager for the OTC Growth Fund. Prior to founding his own firm, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., which is a wholly owned subsidiary of Bank of America Corporation, since 1995. There he was responsible for managing the core large cap and core small cap investment strategies. Mr. Golden has over 11 years of experience in the investment management industry. Mr. Golden earned his BA in Finance from Belmont University in Nashville, Tennessee in 1992, and his Chartered Financial Analyst designation in 1999. Mr. Golden is a member of the Association for Investment Management and Research, the North Carolina Society of Financial Analysts, Inc. and the Chicago Quantitative Alliance.

Jeff C. Moser, CFA
OTC Growth Fund since 2000
Mr. Moser co-manages the OTC Growth Fund. He is a Manager with SAMG and he has been a portfolio manager specializing in quantitatively driven investment strategies with Golden since its inception in March 1999. Prior to that time he served as a Senior Vice President and Senior Portfolio Manager of the Structured Products Group for TradeStreet Investment Associates, Inc., a wholly owned subsidiary of Bank of America Corporation, since 1995. Mr. Moser began his investment management career in 1983 as a portfolio manager focusing on disciplined equity products with the Bank of America. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics, and received the Chartered Financial Analyst designation in 1989. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.

38   Stock Funds Prospectus

________________________________________________________________________________


David D. Sylvester
Equity Index Fund since 1999
Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined Wells Capital Management Incorporated ("WCM") in 1998 as an Executive Vice President. He simultaneously held the position of Managing Director for Reserve Asset Management at Norwest Investment Management ("NIM") (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in the management of structured portfolios, including indexed portfolios and overlay programs. Mr. Sylvester attended the University of Detroit-Mercy.

Laurie R. White
Equity Index Fund since 1999
Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 9 years. Ms. White joined WCM in 1998 as a Managing Director and simultaneously was a Director for Reserves Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White has over 13 years of investment management experience and currently specializes in managing indexed portfolios and overlay strategies for institutional investors. Ms. White earned a BA in Political Science from Carleton College and an MBA from the University of Minnesota.

                                                     Stock Funds Prospectus   39

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Annual and Semi-Annual Report
A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

40   Stock Funds Prospectus

________________________________________________________________________________


Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Gateway Fund
A fund that invests its assets in one or more core portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio or fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government

                                                     Stock Funds Prospectus   41

Glossary
--------------------------------------------------------------------------------

obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Nasdaq 100 Index
Index of the 100 largest companies listed on the Nasdaq Stock Market. The list is updated quarterly, and companies on this index are typically representative of technology-related industries such as computer hardware and software products, telecommunications, biotechnology, services and retail/wholesale trade.

Nationally Recognized Rating Organization ("NRRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

42   Stock Funds Prospectus

________________________________________________________________________________


Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Governments Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                     Stock Funds Prospectus   43

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at
http://www.sec.gov, or

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:

Online Brokerage Services: 1-800-TRADERS (872-3377)
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                                                              [WELLS FARGO LOGO]


WELLS FARGO
SPECIALIZED HEALTH SCIENCES FUND


                                                   PROSPECTUS

                                                   Class A, Class B, and Class C


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                      FEBRUARY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                               Specialized Health Sciences Fund
--------------------------------------------------------------------------------


Overview

This section contains important summary information about the Fund.

Objective and Principal Strategy                                              4
Summary of Important Risks                                                    6
Summary of Expenses                                                           8
Key Information                                                              10


--------------------------------------------------------------------------------
The Fund

This section contains important information about the Fund.

Specialized Health Sciences Fund                                             12
Sub-Advisor's Prior Performance History                                      14
General Investment Risks                                                     15
Organization and Management
 of the Fund                                                                 20


--------------------------------------------------------------------------------
Your Investment

Turn to this section for information on how to open an account and how to buy, sell and exchange Fund shares.

A Choice of Share Classes                                                    22
Reduced Sales Charges                                                        24
Exchanges                                                                    27
Your Account                                                                 28
   How to Buy Shares                                                         29
   How to Sell Shares                                                        32


--------------------------------------------------------------------------------
Reference

Look here for additional information and term definitions.

Additional Services and
 Other Information                                                           34
Portfolio Managers                                                           36
Glossary                                                                     38

Specialized Health Sciences Fund Overview
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND                                OBJECTIVE
--------------------------------------------------------------------------------



Specialized Health Sciences         Seeks long-term capital appreciation.
Fund

4 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We actively manage a portfolio of equity securities of health sciences companies based in at least three countries, including the United States. Health sciences companies include companies with revenues primarily generated by health care, medicine and life sciences products and services. We invest in health sciences companies such as pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and in Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on health sciences companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer favorable investment opportunities.

                                   Specialized Health Sciences Fund Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to the Fund described in this Prospectus, and important risks that relate specifically to the Fund. Both are important to your investment choice. Additional information about these and other risks is included in:


 .    the individual Fund Description later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 15; and

 .    in the Fund's Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stock and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets are trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Investments

Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND-SPECIFIC RISKS
--------------------------------------------------------------------------------

In addition to equity securities and foreign investment risks, the Fund concentrates its investments in the health sciences sector, typically pharmaceutical, research and development, biotechnology, health care and health maintenance organizations, and health care-related products and services companies.Because of its focus in the health sciences sector, it will be more susceptible than more diversified funds to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest.

                                   Specialized Health Sciences Fund Prospectus 7

Specialized Health Sciences Fund
--------------------------------------------------------------------------------


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                              Specialized Health Sciences Fund
                                                                         -----------------------------------------
                                                                               CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                             5.75%        None        None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)               None/1/      5.00%       1.00%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses that are deducted from Fund Assets)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Specialized Health Sciences Fund
                                           -------------------------------------
                                            CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
Management Fees                              0.95%         0.95%         0.95%
Distribution (12b-1) Fees                    0.00%         0.75%         0.75%
Other Expenses/2/                            0.87%         0.87%         0.87%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.82%         2.57%         2.57%
--------------------------------------------------------------------------------
Fee Waivers                                  0.17%         0.17%         0.17%
--------------------------------------------------------------------------------
NET EXPENSES/3/                              1.65%         2.40%         2.40%
--------------------------------------------------------------------------------
1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
2    Other expenses are based on estimated amounts for the current fiscal year.
3 Fee waivers are contractual and apply for a minimum of one year from the commencement of operations of the Fund and remain in effect thereafter until such time as the Board of Trustees acts to reduce or eliminate such waivers.

8 Specialized Health Sciences Fund Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                          Specialized Health Sciences Fund
                                     -------------------------------------------
                                         CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
1  YEAR                                   $  733        $  743         $343
3  YEARS                                  $1,099        $1,083         $783
--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:
--------------------------------------------------------------------------------
                                          Specialized Health Sciences Fund
                                     -------------------------------------------
                                         CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
1  YEAR                                   $  733         $243          $243
3  YEARS                                  $1,099         $783          $783
--------------------------------------------------------------------------------


                                   Specialized Health Sciences Fund Prospectus 9

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund: The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for the Fund tell you:

     . what the Fund is trying to achieve; and

     . how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.



10 Specialized Health Sciences Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Specialized Health Sciences Fund*
--------------------------------------------------------------------------------

     Portfolio Managers:   Faraz Naqvi, M.D.; Michael Dauchot, M.D.

     ---------------------------------------------------------------------------

     Investment Objective
     The Specialized Health Sciences Fund seeks long term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in equity securities of domestic and foreign health sciences companies. We actively manage a portfolio of equity securities of health sciences companies based in at least three countries, including the United States. Health sciences companies include companies with revenues primarily generated by health care, medicine and life sciences products and services. We invest in health sciences companies such as pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and in Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on health sciences companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer favorable investment opportunities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in equity securities of health sciences companies based in at least three countries, including the U.S.;

     .    up to 30% of total assets in foreign investments;

     . up to 15% of total assets in equity securities of issuers with market capitalization below $100 million at the time of purchase; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, American Depositary Receipts ("ADRs") (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long term capital appreciation.

     * This Fund is expected to commence operations in early April, 2001.



12 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund concentrates its investments in the health sciences sector, typically pharmaceutical, research and development, biotechnology, health care and health maintenance organizations, and health care-related products and services companies. Because of its focus in the health sciences sector, it will be more susceptible than more diversified funds to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 15, and the specific risks listed here. They are all important to your investment choice.



                                  Specialized Health Sciences Fund Prospectus 13

Sub-Advisor's Prior Performance History
--------------------------------------------------------------------------------


     The performance information shown below represents performance of the Class N shares of the Dresdner RCM Global Health Care Fund, an open-end management investment company with an investment objective and investment strategies that are substantially identical to those of the Fund. The Wells Fargo Fund is expected to be managed using a substantially similar investment approach. The information presented below is net of actual fees charged to that fund. Please remember that prior performance is no guarantee of future results.

     Class N Calendar Year Returns (%)/1/


                                 1997    30.00
                                 1998    25.57
                                 1999    28.74
                                 2000    73.37


     Average annual total returns (%)                                    Since
     for the period ended 12/31/00                           1 year    Inception

     Global Health Care Fund Class N/2/ (Incept. 12/31/96)   73.37       38.16

     S&P 500 Index/3/                                        -9.10       17.20

     Lipper Health & Biotechnology Fund Index                43.67       24.57


1 Past performance assumes reinvestment of all distributions at net asset value.

2 The Wells Fargo Specialized Health Sciences Fund charges certain other fees not applicable to the Class N shares of the Dresdner RCM Global Health Care Fund shown above. If the fee and expense structure applicable to the Specialized Health Sciences Fund had been used, performance shown would be lower.

3    S&P 500 Index is a registered trademark of Standard and Poor's.


14 Specialized Health Sciences Fund Prospectus

General Investment Risks
--------------------------------------------------------------------------------


     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment-- will increase and decrease with changes in the value of the underlying securities and other investments. This is known as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Specialized Health Sciences Fund invests in smaller companies, foreign companies (including investments made through ADRs and similar instruments) and is subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign securities may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

                                  Specialized Health Sciences Fund Prospectus 15

General Investment Risks
--------------------------------------------------------------------------------


     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Non-Diversification Risk--The risk that, because the proportion of a non-diversified fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"), greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.



16 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------


Investment Practice/Risk

The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

Remember, the Fund is designed to meet different investment needs and objectives.

                                                                                                   SPECIALIZED
                                                                                               HEALTH SCHIENCES FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                RISK
--------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow from banks for temporary                     Leverage Risk                         .
purposes (e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either           Interest Rate and                     .
on a schedule or when an index or benchmark changes.               Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt             Information,
securities of a non-U.S. company foreign government.               Political, Regulatory,                .
Foreign securities may also be emerging market                     Diplomatic, Liquidity
securities, which are subject to the same risks,                   and Currency Risk
but to a higher degree.

Forward Commitment, When-Issued and Delayed
Delivery Transactions
Securities bought or sold for delivery at a later                  Interest Rate,                        .
date or bought or sold for a fixed price at a                      Leverage, Credit and
fixed date.                                                        Experience Risk

Illiquid Securities
A security which may not be sold or disposed of in the             Liquidity Risk                        .
ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers             Credit,
and financial institutions to increase return on                   Counter-Party and                     .
those securities. Loans may be made up to 1940 Act limits          Leverage Risk
(currently one-third of total assets including the value
of collateral received).

                                  Specialized Health Sciences Fund Prospectus 17

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                  SPECIALIZED
                                                                                             HEALTH SCIENCES FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                  RISK
-----------------------------------------------------------------------------------------------------------------
Options
The right or obligation to receive or deliver a security or        Credit, Information
cash payment depending on the security's price or the              and Liquidity Risk                    .
performance of an index or benchmark. Types of
options used may include: options on securities, options
on a stock index, stock index futures and options on
stock index futures to protect liquidity and portfolio
value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,           Market Risk
which will cause Fund shareholders to bear a pro rata portion                                            .
of the other fund`s expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may              Liquidity Risk                        .
or may not be resold in accordance with Rule 144A
under the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to          Credit and
buy back a security at an agreed upon time and price,              Counter-Party Risk                    .
usually with interest.

Small Company Securities
Investments in small companies which may be less liquid            Market, Experience                    .
and more volatile than investments in larger companies.            and Liquidity Risk

18 Specialized Health Sciences Fund Prospectus

                                              This page intentionally left blank
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Organization and Management of the Fund
--------------------------------------------------------------------------------


A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. The Board of Trustees of the Trust supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisers, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

-------------------------------------------------------------------------------------------------
                                     BOARD OF TRUSTEES
-------------------------------------------------------------------------------------------------
                             Supervises the Fund's activities

-------------------------------------------------------------------------------------------------
          INVESTMENT ADVISOR                               CUSTODIAN
-------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC               Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA               6th Street & Marquette, Minneapolis, MN
Manages the Fund's investment activities        Provides safekeeping for the Fund's assets


-------------------------------------------------------------------------------------------------
                                   INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------------------------

                             Dresdner RCM Global Investors LLC
                                  Four Embarcadero Center,
                                     San Francisco, CA
                          Manages the Fund's investment activities

-------------------------------------------------------------------------------------------------
                                                                                   SHAREHOLDER
                                                          TRANSFER                  SERVICING
DISTRIBUTOR                  ADMINISTRATOR                  AGENT                     AGENTS
-------------------------------------------------------------------------------------------------
Stephens Inc.             Wells Fargo Funds     Boston Financial Data          Various Agents
111 Center St.            Management, LLC       Services, Inc.
Little Rock, AR           525 Market St.        Two Heritage Dr.
                          San Francisco, CA     Quincy, MA

Markets the Fund and     Manages the Fund's    Maintains records of shares    Provide services to
distributes Fund shares  business activities   and supervises the paying of   customers
                                               dividends

-------------------------------------------------------------------------------------------------
                         FINANCIAL SERVICES FIRMS AND SELLING AGENTS
-------------------------------------------------------------------------------------------------
          Advise current and prospective shareholders on their Fund investments

-------------------------------------------------------------------------------------------------
                                        SHAREHOLDERS
-------------------------------------------------------------------------------------------------

20 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------


The Investment Advisor

Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for the Fund on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the Investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. Because Funds management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

The Sub-Advisor

Dresdner RCM Global Investors LLC ("Dresdner"), an indirect wholly owned subsidiary of Dresdner Bank AG, is the sub-advisor for the Specialized Health Sciences Fund. Dresdner is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2000, Dresdner and affiliates managed over $86 billion in assets.

The Administrator

Funds Management provides the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of the Fund.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have engaged various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays 0.25% of its average net assets.

The Transfer Agent

Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

                                  Specialized Health Sciences Fund Prospectus 21

A Choice of Share Classes
--------------------------------------------------------------------------------


     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice among share classes of a single fund is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares depends on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including orders made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each class of the Specialized Health Sciences Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.


     Class A Share Sales Charge Schedule

     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

22 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------
CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:
--------------------------------------------------------------------------------

                                  FRONT-END SALES        FRONT-END SALES
                                    CHARGE AS %            CHARGE AS %
              AMOUNT                 OF PUBLIC              OF AMOUNT
           OF PURCHASE            OFFERING PRICE            INVESTED

Less than $50,000                      5.75%                  6.10%
$50,000 to $99,999                     4.75%                  4.99%
$100,000 to $249,999                   3.75%                  3.90%
$250,000 to $499,999                   2.75%                  2.83%
$500,000 to $999,999                   2.00%                  2.04%
$1,000,000 and over/1/                 0.00%                  0.00%


1 We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Class B Share CDSC Schedule
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

---------------------------------------------------------------------------------------------
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CDSC SCHEDULE:
---------------------------------------------------------------------------------------------
REDEMPTION WITHIN      1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS

CDSC                    5.00%   4.00%    3.00%    3.00%    2.00%    1.00%    0.00%   A shares

The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

Class C Share CDSC Schedule
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is applied to the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

                                  Specialized Health Sciences Fund Prospectus 23

Reduced Sales Charges
--------------------------------------------------------------------------------


     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.


     Class A Share Reductions

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group" which consists of a "company" (as defined in the 1940 Act as amended), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


                      How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

24 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------


     Class B and Class C Share CDSC Reductions:
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain units. (See the Statement of Additional Information for further details.)

     .  We waive Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Fund shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, or after September 17, 1999, for all other shareholders, no CDSC is imposed on withdrawals that meet all of the following circumstances:

     .  withdrawals are made by participating in the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     . you must participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors and officers of:

        .  Wells Fargo Funds and its affiliates;

        .  Wells Fargo Bank, Norwest Bank and their affiliates;

        .  Stephens and its affiliates;

        .  Broker-Dealers who act as selling agents; and

        .  Certain service providers to the Wells Fargo Funds.

    . and the families of any of the above. Contact your selling agent for further information.

    You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

    We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

                                  Specialized Health Sciences Fund Prospectus 25

Reduced Sales Charges
--------------------------------------------------------------------------------


     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 for the Class B and Class C shares of the Specialized Health Sciences Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the distribution plan. The Class B and Class C shares each pay 0.75% of average daily net assets on an annual basis.

     These fees are paid out of the Fund's assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

26 Specialized Health Sciences Fund Prospectus

Exchanges
--------------------------------------------------------------------------------


     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares.
        The aging schedule of the originally purchased shares transfers to the exchanged shares for the purpose of applying any CDSC upon redemption.

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and such sale may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Fund involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in your exchange privileges.

     Contact your account representative for further details.

                                  Specialized Health Sciences Fund Prospectus 27

Your Account
--------------------------------------------------------------------------------


     This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.


     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Fund's shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times are processed the next business day.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.


     You Can Buy Fund Shares

     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).


     Minimum Investments

     .  $1,000 per Fund minimum initial investment; or

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your first.

     We may waive the minimum for the Fund you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

28 Specialized Health Sciences Fund Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------


The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

 . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

 . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Specialized Health Sciences Fund, Class B." Please note that checks made payable to any entity other than Wells Fargo Funds will be returned to you.

 . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

 .  You may start your account with $100 if you elect the Systematic Purchase
   Plan option on the Application.

 .  Mail to: Wells Fargo Funds          Overnight Mail Only: Wells Fargo Funds
            ATTN: CCSU-BOSTON                               ATTN: CCSU-BOSTON
            FINANCIAL                                       FINANCIAL
            P.O. Box 8266                                   66 Brooks Drive
            Boston, MA 02266-8266                           Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

 . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

 .  Enclose the payment stub/card from your statement if available.

 .  Mail to:   Wells Fargo Funds
              ATTN: CCSU-BOSTON FINANCIAL
              P.O. Box 8266
              Boston, MA 02266-8266

                                  Specialized Health Sciences Fund Prospectus 29

Your Account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

 .  If you do not currently have an account, complete a Wells Fargo Funds
   Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

 . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

 . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

 .  All purchases must be made with U.S. dollars.

 .  Mail Application to:   Wells Fargo Funds
                          P.O. Box 8266
                          Boston, MA 02266-8266

 .  Wire money to:         Wells Fargo Funds
                          c/o State Street Bank & Trust
                          Boston, MA

                          Bank Routing Number:
                          ABA 011-000028

                          Wire Purchase Account Number:
                          9905-437-1

                          Attention:
                          Wells Fargo Funds (Name of Fund and Share Class)

                          Account Name: (Registration Name Indicated on Application).

------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
------------------------------------------------------------------------------

 . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

 .  Wire money to:         Wells Fargo Funds
                          c/o State Street Bank & Trust
                          Boston, MA

                          Bank Routing Number:
                          ABA 011 000028

                          Wire Purchase Account Number:
                          9905-437-1

                          Attention:
                          Wells Fargo Funds (Name of Fund and Share Class)

                          Account Name:
                          (Registration Name Indicated on Application)

30 Specialized Health Sciences Fund Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

 .  Call Investor Services and instruct the representative to either:

   .  transfer at least $1,000 from a linked settlement account, or

   . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see "How to Exchange Shares" section for special rules.

 .  Call: 1-800-222-8222


--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

 .  Call Investor Services and instruct the representative to either:

   .  transfer at least $100 from a linked settlement account, or

   .  exchange at least $100 worth of shares from another Wells Fargo Fund.

 .  Call: 1-800-222-8222

                                  Specialized Health Sciences Fund Prospectus 31

Your Account
--------------------------------------------------------------------------------


   The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
   BY MAIL
--------------------------------------------------------------------------------

   . Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

   . Make sure all the account owners sign the request exactly as their names appear on the account application.

   . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

   . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

   .  Mail to:   Wells Fargo Funds
                 ATTN: CCSU-Boston Financial
                 P.O. Box 8266
                 Boston, MA 02266-8266

--------------------------------------------------------------------------------
   BY PHONE
--------------------------------------------------------------------------------

   . Call Investor Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

   . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

   . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

   . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

   . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

   . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

   .  Call: 1-800-222-8222

32 Specialized Health Sciences Fund Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

   . We determine the NAV of the Fund each day as of the close of regular trading on the NYSE, which is generally 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If any of the markets for the Fund close early, the Fund may close early, and may value its shares at earlier times under these circumstances.

   .  Your redemptions are net of any applicable CDSC.

   . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

   . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                  Specialized Health Sciences Fund Prospectus 33

Additional Services and Other Information
--------------------------------------------------------------------------------


   Automatic Programs

   These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

   . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

   . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

   . Systematic Withdraw Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

      .  must have a Fund account valued at $10,000 or more;

      .  must have your distributions reinvested; and

      .  may not simultaneously participate in the Systematic Purchase Plan.

   It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We automatically cancel your program if the linked bank account you specified is closed.

   Dividend and Capital Gain Distributions

   The Fund in this Prospectus pays any dividend distributions of net investment income and capital gains distributions at least annually.

   We offer the following distribution options:

   . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

   . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

   . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

   . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

34 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------


Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability. We expect that the International Fund and International Equity Fund will be eligible for and will make this election. No other fund will be eligible for the election.

If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by a Fund.

                                  Specialized Health Sciences Fund Prospectus 35

Portfolio Managers
--------------------------------------------------------------------------------


   Faraz Naqvi, M.D.

   Specialized Health Sciences Fund since 2001

   Dr. Naqvi is a Director of Dresdner RCM Global Investors, with which he has been associated since 1998. From 1996-1998 he served as an analyst at Montgomery Securities focusing on biotechnology and pharmaceutical companies. From 1994-1996 he served as a healthcare consultant for McKinsey & Company. He earned his BA in chemistry from Colorado College, Phi Beta Kappa and Magna Cum Laude, studied as a Marshall Scholar at Cambridge University, and earned his M.D. from Harvard Medical School.

   Michael Dauchot, M.D.

   Specialized Health Sciences Fund since 2001

   Dr. Dauchot is a Director of Dresdner RCM Global Investors, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana. He earned his BA in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. from the University of Cincinnati College of Medicine, and his MBA from the J. L. Kellogg School of Management at Northwestern University.

36 Specialized Health Sciences Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Glossary
--------------------------------------------------------------------------------


We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.


ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

38 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------


Diversified

A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets. Non-diversified funds are not required to follow such investment policies.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC

FHLMC securities are commonly known as "Freddie Macs" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA

FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

GNMA

GNMA securities are commonly known as "Ginnie Maes" and are guaranteed by the Government National Mortgage Association.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Liquidity

The ability to readily sell a security at a fair price.

Net Asset Value ("NAV")

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

                                  Specialized Health Sciences Fund Prospectus 39

Glossary
--------------------------------------------------------------------------------


Preservation of Capital

The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.

Principal Stability

The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

Public Offering Price ("POP")

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

40 Specialized Health Sciences Fund Prospectus

--------------------------------------------------------------------------------


Value Strategy

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

Warrants

The right to buy a stock at a set price for a set time.

                                  Specialized Health Sciences Fund Prospectus 41

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:


STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222, option 5

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov, or

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK: Wells Fargo Checking and Savings - 1-800-869-3557 Portfolio Advisor - 1-877-689-7882




     P031
WFFT T P (2/01)
 ICA Reg. No.                                                [RECYCLE LOGO]
 811-09253                                             Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]



Institutional Class
WELLS FARGO & COMPANY
401(K) PLAN FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Strategic Income Fund

Moderate Balanced Fund

Growth Balanced Fund

Aggressive Balanced-Equity Fund

Diversified Equity Fund

Large Company Growth Fund

Diversified Small Cap Fund

                                                                      FEBRUARY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                        Wells Fargo & Company 401(k) Plan Funds
--------------------------------------------------------------------------------

Overview                                     Objectives and Principal Strategies                             4
                                             Summary of Important Risks                                      6
This section contains important              Performance History                                             9
summary information about the                Summary of Expenses                                            16
Funds.                                       Key Information                                                18
--------------------------------------------------------------------------------------------------------------
The Funds                                    Strategic Income Fund                                          20
                                             Moderate Balanced Fund                                         26
This section contains important              Growth Balanced Fund                                           32
information about the individual             Aggressive Balanced-Equity Fund                                38
Funds.                                       Diversified Equity Fund                                        42
                                             Large Company Growth Fund                                      46
                                             Diversified Small Cap Fund                                     50
                                             General Investment Risks                                       53
                                             Organization and Management
                                              of the Funds                                                  58
--------------------------------------------------------------------------------------------------------------
Your Investment                              Your Account                                                   61
                                              How to Buy Shares                                             62
Turn to this section for                      How to Sell Shares                                            63
information on how to open an                 Exchanges                                                     64
account and how to buy, sell and
exchange Fund shares.
--------------------------------------------------------------------------------------------------------------
Reference                                    Other Information                                              65
                                             Table of Predecessors                                          66
Look here for additional                     Description of Core Portfolios                                 68
information and term                         Portfolio Managers                                             70
definitions.                                 Glossary                                                       74

Wells Fargo & Company 401(k) Plan Funds Overview
--------------------------------------------------------------------------------
See the individual Funds descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the glossary.

FUND                                  OBJECTIVE

                                      Seeks a combination of current income and
Strategic Income Fund                 capital appreciation by diversifying
                                      investments in bonds, other fixed-income investments and stocks.


                                      Seeks a combination of current income and
Moderate Balanced Fund                capital appreciation by diversifying
                                      investments in stocks, bonds and other
                                      fixed-income investments.




                                      Seeks a combination of current income and
Growth Balanced Fund                  capital appreciation by diversifying
                                      investments in stocks and bonds.



                                      Seeks a combination of current income and
Aggressive Balanced-Equity            capital appreciation by diversifying
Fund                                  investments in stocks and bonds.

Diversified Equity Fund               Seeks long-term capital appreciation with
                                      moderate annual return volatility.

Large Company Growth                  Seeks long-term capital appreciation.
Fund


Diversified Small Cap Fund            Seeks long-term capital appreciation with
                                      moderate annual return volatility.

4   Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

PRINCIPAL STRATEGY

The Fund is a Gateway fund that normally invests 20% of total assets in equity securities and 80% of total assets in fixed-income securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style.

The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate (3-5 years) maturities.

The Fund is a Gateway fund that normally invests 20% of total assets in fixed-income securities and 80% of total assets in equity securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 10 core portfolios.

The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. The Fund currently invests in 4 core portfolios.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 53; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

 COMMON RISKS FOR THE FUNDS

 Equity Securities
 Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets were trading at or close to record levels. There can be no guarantee that these levels will continue.

 Foreign Investments
 The Funds that make foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

 Debt Securities
 The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6   Wells Fargo & Company 401(k) Plan Funds Prospectus

   FUND                                           SPECIFIC RISKS

                                   We may invest in debt securities that are in
                                   low or below investment grade categories, or
                                   are unrated or in default at the time of
Strategic Income Fund              purchase. Such debt securities have a much
                                   greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher rated securities.

                                   Stocks of the smaller and medium-sized
                                   companies in which we may invest may be more volatile than larger company stocks. Foreign investments may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

                                   We invest in smaller companies that may be
                                   more volatile than investments in larger
                                   companies. Smaller companies also may have
                                   higher failure rates than larger companies.
Aggressive Balanced-Equity,        Foreign investments may also present special
Growth Balanced and                risks, including currency, political,
Moderate Balanced Funds            diplomatic, regulatory and liquidity risks.
                                   The Funds also are subject to leverage risk, which is the risk that some small transactions may multiply smaller market movements into large changes in a Fund's net asset value ("NAV"). This risk may occur when a Fund borrows money or enters into transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when a Fund makes investment in derivatives, such as options or futures contracts.

                                   Stocks selected for their high dividend
                                   income may be more sensitive to interest rate
                                   changes than other stocks. Dividend-producing
                                   large company stocks have experienced
                                   unprecedented appreciation in recent years.
                                   There is no guarantee such performance levels
                                   will continue. Fund assets that track the
Diversified Equity Fund            performance of an index do so whether the
                                   index rises or falls. During periods when an index loses value, Fund assets invested pursuant to this strategy will also lose value. Stocks of smaller and medium-sized companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Foreign investments involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect
                                   U.S. investments in foreign countries.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus   7

Summary of Important Risks
--------------------------------------------------------------------------------


    FUND                                           SPECIFIC RISKS

                                   The Fund is primarily subject to the equity
                                   market risks described in the Common Risks
                                   section above. Dividend-producing large
                                   company stocks have experienced unprecedented
Large Company Growth Fund          appreciation in recent years. There is no
                                   guarantee such performance levels will
                                   continue. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                   Stocks of smaller companies purchased for
                                   this Fund may be more volatile and less
                                   liquid than larger company stocks. Some of
                                   these companies have no or relatively short
Diversified Small Cap Fund         operating histories, or are newly public
                                   companies. They may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

8    Wells Fargo & Company 401(k) Plan Funds Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or inception, as applicable) are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     Strategic Income Fund Institutional Class Calendar Year Returns (%)


               '91  16.90
               '92   6.05
               '93   7.77
               '94   0.49
               '95  15.11
               '96   7.99
               '97  13.23
               '98  12.44
               '99   4.44
               '00  10.22

     Best Qtr.: Q2 `97 . 6.21%    Worst Qtr.: Q1 `94 . -1.41%


            Average annual total return (%)

            for the period ended 12/31/00     1 year     5 years     10 years

            Institutional Class (Incept.
            11/11/94)/1/                      10.22       9.62         9.36

            S&P 500 Index/2/                  -9.10      18.33        17.46

            LB Aggregate Bond Index/3/        11.63       6.46         7.96

     /1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus    9

Performance History
--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns (%)

     '91  20.81
     '92   6.03
     '93   8.86
     '94   0.42
     '95  18.36
     '96  10.11
     '97  16.00
     '98  16.74
     '99   8.03
     '00   9.52

     Best Qtr.: Q4 `98 . 10.19%     Worst Qtr.: Q3 `98 . -2.73%


           Average annual total return (%)

           for the period ended 12/31/00     1 year      5 years     10 years

           Institutional Class (Incept.
           11/11/94)/1/                       9.52        12.02        11.33

           S&P 500 Index/2/                  -9.10        18.33        17.46

           LB Aggregate Bond Index/3/        11.63         6.46         7.96

     /1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.

10   Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Growth Balanced Fund Institutional Class Calendar Year Returns (%)


       '91     27.91
       '92      5.58
       '93     10.26
       '94     -0.14
       '95     23.25
       '96     14.25
       '97     20.77
       '98     22.45
       '99     12.38
       '00      7.82

Best Qtr.: Q4 '98 . 16.86%        Worst Qtr.: '98 . -6.32%

Average annual total return (%)

for the period ended 12/31/00                 1 year       5 years     10 years

Institutional Class (Incept. 11/11/94)/1/       7.82         15.41       14.14

S&P 500 Index/2/                               -9.10         18.33       17.46

LB Aggregate Bond Index/3/                     11.63          6.46        7.96

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard & Poor's.
/3/  Lehman Brothers Aggregate Bond Index.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     Aggressive Balanced-Equity Fund Institutional Class
     Calendar Year Returns (%)


       '98    24.21
       '99    15.59
       '00     5.07

Best Qtr.: Q4 '98 . 20.01%          Worst Qtr.: Q3 '98 . -8.89%

Average annual total return (%)
                                                                      Since
for the period ended 12/31/00                         1 year        Inception

Institutional Class (Incept. 12/02/97)                  5.07          14.33

S&P 500 Index/1/                                       -9.10          12.53

LB Aggregate Bond Index/2/                             11.63           6.53

/1/  S&P 500 is a registered trademark of Standard & Poor's.
/2/  Lehman Brothers Aggregate Bond Index.

12   Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Diversified Equity Fund Institutional Class Calendar Year Returns (%)


       '91    37.58
       '92     4.74
       '93    12.14
       '94     0.83
       '95    30.94
       '96    20.43
       '97    25.72
       '98    22.35
       '99    20.45
       '00    -1.91

Best Qtr.: Q4 '98 . 19.88%          Worst Qtr.: Q3  '98 . -11.93%


Average annual total return (%)

for the period ended 12/31/00                  1 year      5 years     10 years

Institutional Class (Incept. 11/11/94)/1/       -1.91        16.96       16.66

S&P 500 Index/2/                                -9.10        18.33       17.46

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard and Poor's.

                        Wells Fargo & Company 401(k) Plan Funds Prospectus    13

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Institutional Class Calendar Year Returns (%)


       '91    67.04
       '92     1.85
       '93    -0.36
       '94    -1.07
       '95    29.24
       '96    25.11
       '97    33.35
       '98    48.01
       '99    33.21
       '00    -3.62

Best Qtr.: Q4 '98 . 31.64%          Worst Qtr.: Q4 '00 . -9.23%


Average annual total return (%)

for the period ended 12/31/00                    1 year     5 years    10 years

Institutional Class (Incept.  11/11/94)/1/        -3.62       25.96      21.26

S&P 500 Index/2/                                  -9.10       18.33      17.46

/1/ Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

14   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Diversified Small Cap Fund Institutional Class Calendar Year Returns (%)


       '98    -8.60
       '99     9.85
       '00    11.74

Best Qtr.: Q2 '99 . 16.56%         Worst Qtr.: Q3 '98 . -23.73%

Average annual total return (%)
                                                                 Since
for the period ended 12/31/00                  1 year          Inception

Institutional Class (Incept. 12/31/97)          11.74              3.91

Russell 2000 Index                              -3.02              4.65

                        Wells Fargo & Company 401(k) Plan Funds Prospectus    15

Summary of Expenses
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge a separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable .

SHAREHOLDER FEES

                                                                 All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                        None

Maximum deferred sales charge (load) (as a percentage
of the lower of the net asset value ("NAV") at purchase
or the NAV at redemption)                                            None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-------------------------------------------------------------------------------------------------------------------
                                                         Strategic     Moderate       Growth        Aggressive
                                                          Income       Balanced      Balanced        Balanced-
                                                           Fund          Fund          Fund         Equity Fund
-------------------------------------------------------------------------------------------------------------------
Management Fees                                           0.78%          0.80%         0.84%           0.86%
Distribution (12b-1) Fees                                 0.00%          0.00%         0.00%           0.00%
Other Expenses/1/                                         0.72%          0.25%         0.27%           0.40%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.50%          1.05%         1.11%           1.26%
-------------------------------------------------------------------------------------------------------------------
Fee Waivers                                               0.70%          0.17%         0.18%           0.26%
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES/2/                                           0.80%          0.88%         0.93%           1.00%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                      Diversified        Large      Diversified
                                                                        Equity          Company      Small Cap
                                                                         Fund         Growth Fund      Fund
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                           0.89%           0.75%         0.99%
Distribution (12b-1) Fees                                                 0.00%           0.00%         0.00%
Other Expenses/1/                                                         0.28%           0.27%         0.52%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.17%           1.02%         1.51%
-------------------------------------------------------------------------------------------------------------------
Fee Waivers                                                               0.17%           0.02%         0.31%
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES/2/                                                           1.00%           1.00%         1.20%
-------------------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ The advisor has committed through January 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


16   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                      Strategic         Moderate      Growth       Aggressive
                        Income          Balanced     Balanced       Balanced-
                         Fund             Fund         Fund        Equity Fund
--------------------------------------------------------------------------------
1   YEAR              $   82            $   90       $   95          $  102
3   YEARS             $  405            $  317       $  335          $  374
5   YEARS             $  752            $  563       $  594          $  667
10  YEARS             $1,731            $1,267       $1,336          $1,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Diversified       Large        Diversified
                                    Equity         Company        Small Cap
                                     Fund        Growth Fund        Fund
--------------------------------------------------------------------------------
1   YEAR                            $  102          $  102          $  122
3   YEARS                           $  355          $  323          $  447
5   YEARS                           $  627          $  561          $  794
10  YEARS                           $1,405          $1,246          $1,775

                        Wells Fargo & Company 401(k) Plan Funds Prospectus    17

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with a Fund's investment objective. Through this structure, Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple Gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolio(s). Fees relating to investments in other stand-alone Funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a Gateway fund are understood to refer to the investment activities of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund: The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;
     .  how we intend to invest your money;and
     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------
     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------
     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted are defined in the Glossary.

18   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.

     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a Gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment that is selected for the Fund. We currently invest in 14 core portfolios.

     The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     .  corporate bonds;

     .  a wide range of income producing securities;

     . debt securities that are below investment grade including high risk securities;and

     .  foreign issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

20   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                            Allocation

     Diversified Bond Style                                 55%
          Positive Return Bond Portfolio                         18.32%
          Strategic Value Bond Portfolio                          9.18%
          Managed Fixed Income Portfolio                          27.5%
     Stable Income Portfolio                                25%
     Diversified Equity Style                               20%
          Index Portfolio                                            5%
          Equity Income Portfolio                                    5%
          Large Company Style                                        5%
               Large Company Growth Portfolio                              4%
               Disciplined Growth Portfolio                                1%
          Diversified Small Cap Style                                2%
               Small Cap Index Portfolio                                 0.5%
               Small Company Growth Portfolio                            0.5%
               Small Company Value Portfolio                             0.5%
               Small Cap Value Portfolio                                 0.5%
          International Style                                        3%
               International Portfolio                                  1.70%
               International Equity Portfolio                           1.30%
     TOTAL FUND ASSETS                                     100%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   21

Strategic Income Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 68 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 70 for the professional summaries for these managers.

     Core Portfolio            Sub-Advisor           Portfolio Manager(s)

     Positive Return Bond      Peregrine             William D. Giese, CFA and
                                                     Patricia Burns, CFA
     Strategic Value Bond      Galliard              Richard Merriam, CFA,
                                                     John Huber and David Yim
     Managed Fixed Income      Galliard              Richard Merriam, CFA and
                                                     Ajay Mirza
     Stable Income             Galliard              John Huber
     Index                     WCM                   David D. Sylvester and
                                                     Laurie R. White
     Equity Income             WCM                   David L. Roberts, CFA and
                                                     Gary J. Dunn, CFA
     Large Company Growth      Peregrine             John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Disciplined Growth        Smith                 Stephen S. Smith, CFA
     Small Cap Index           WCM                   David D. Sylvester and
                                                     Laurie R. White
     Small Company Growth      Peregrine             Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA
     Small Company Value       Peregrine             Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Small Cap Value           Smith                 Stephen S. Smith, CFA
     International             Schroder              Michael Perelstein
     International Equity      WCM                   Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     The percentage of the Fund's assets invested in different styles of Portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to reestablish the current allocation.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" beginning on page 53; and the specific risks listed here. They are all important to your investment choice.

22   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                 INSTITUTIONAL CLASS SHARES--
                                                 COMMENCED ON NOVEMBER 11, 1994
                                                 -------------------------------
                                                        Sept. 30,   Sept. 30,
                                                          2000       1999/1/
                                                 -------------------------------
     For the period ended:

     Net asset value, beginning of period               $  20.06    $  19.98

     Income from investment operations:
       Net investment income (loss)                         0.95        0.29
       Net realized and unrealized gain (loss)
         on investments                                     0.86       (0.21)

     Total from investment operations                       1.81        0.08

     Less distributions:
       Dividends from net investment income                (0.88)       0.00
       Distributions from net realized gain                (0.55)       0.00

     Total from distributions                              (1.43)       0.00

     Net asset value, end of period                     $  20.44    $  20.06

     Total return (not annualized)/4/                       9.52%       0.40%

     Ratios/supplemental data:
       Net assets, end of period (000s)                 $268,386    $267,158

     Ratios to average net assets (annualized):
       Ratio of expenses to average net assets/2/           0.80%       0.80%
       Ratio of net investment income (loss) to
         average net assets                                 4.69%       4.32%

     Portfolio turnover                                       62%/3/      11%/3/

     Ratio of expenses to average net assets
       prior to waived fees and reimbursed
       expenses (annualized)/2, 5/                          0.94%       1.05%


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

24   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           May 31,          May 31,          May 31,         May 31,
            1999             1998             1997           1996/6/
--------------------------------------------------------------------------------
          $  19.56         $  18.47         $  18.12         $  18.21


              0.82             0.79             0.97             0.48

              0.81             1.75             0.71             0.42

              1.63             2.54             1.68             0.90


             (0.84)           (0.86)           (0.95)           (0.76)
             (0.37)           (0.59)           (0.38)           (0.23)

             (1.21)           (1.45)           (1.33)           (0.99)

            $19.98         $  19.56         $  18.47         $  18.12

              8.45%           14.13%            9.58%            5.14%


          $263,328         $235,254         $128,777         $146,950


              0.80%            0.80%            0.81%            0.82%

              4.22%            4.47%            4.38%            4.65%

                54%/3/           58%/3/           72%              56%


              1.04%            1.03%            0.98%            0.97%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   25

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 14 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to reestablish the current allocation. We invest at least 25% of our total assets in fixed-income securities.

     As market or other conditions change, we may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in portfolio securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be temporary (generally, three years or less), we may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

26   Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                             Allocation

     Diversified Bond Style                                  45%
       Positive Return Bond Portfolio                                  15.0%
       Strategic Value Bond Portfolio                                   7.5%
       Managed Fixed Income Portfolio                                  22.5%
     Stable Income Portfolio                                 15%
     Diversified Equity Style                                40%
          Index Portfolio                                         10%
          Equity Income Portfolio                                 10%
          Large Company Style                                     10%
               Large Company Growth Portfolio                             8%
               Disciplined Growth Portfolio                               2%
          Diversified Small Cap Style                              4%
               Small Cap Index Portfolio                                  1%
               Small Company Growth Portfolio                             1%
               Small Company Value Portfolio                              1%
               Small Cap Value Portfolio                                  1%
          International Style                                      6%
               International Portfolio                                  3.4%
               International Equity Portfolio                           2.6%
     TOTAL FUND ASSETS                                      100%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   27

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 68 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 70 for the professional summaries for these managers.

     Core                      Sub-Advisor           Portfolio Manager(s)

     Positive Return Bond      Peregrine             William D. Giese, CFA and
                                                     Patricia Burns, CFA
     Strategic Value Bond      Galliard              Richard Merriam, CFA,
                                                     John Huber and David Yim
     Managed Fixed Income      Galliard              Richard Merriam, CFA and
                                                     Ajay Mirza
     Stable Income             Galliard              John Huber
     Index                     WCM                   David D. Sylvester and
                                                     Laurie R. White
     Equity Income             WCM                   David L. Roberts, CFA and
                                                     Gary J. Dunn, CFA
     Large Company Growth      Peregrine             John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Disciplined Growth        Smith                 Stephen S. Smith, CFA
     Small Cap Index           WCM                   David D. Sylvester and
                                                     Laurie R. White
     Small Company Growth      Peregrine             Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA
     Small Company Value       Peregrine             Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Small Cap Value           Smith                 Stephen S. Smith, CFA
     International             Schroder              Michael Perelstein
     International Equity      WCM                   Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 53; and the specific risks listed here. They are all important to your investment choice.

28   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Moderate Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                 INSTITUTIONAL CLASS SHARES--
                                                 COMMENCED ON NOVEMBER 11, 1994
                                                 -------------------------------
                                                        Sept. 30,   Sept. 30,
                                                          2000       1999/1/
                                                 -------------------------------
For the period ended:

Net asset value, beginning of period                    $  24.18    $  24.14

Income from investment operations:
  Net investment income (loss)                              0.94        0.26
  Net realized and unrealized gain (loss)
    on investments                                          1.79       (0.22)

Total from investment operations                            2.73        0.04

Less distributions:
  Dividends from net investment income                     (0.83)       0.00
  Distributions from net realized gain                     (1.25)       0.00

Total from distributions                                   (2.08)       0.00

Net asset value, end of period                          $  24.83    $  24.18

Total return (not annualized)/4/                           11.98%       0.17%

Ratios/supplemental data:
  Net assets, end of period (000s)                      $524,214    $546,570

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                0.88%       0.88%
  Ratio of net investment income (loss) to
    average net assets                                      3.58%       3.37%

Portfolio turnover                                            58%/3/      11%/3/

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/2, 5/                               0.96%       1.09%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

30   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

      May 31,             May 31,                 May 31,      May 31,
       1999                1998                    1997        1996/6/
--------------------------------------------------------------------------------

    $  22.98               $  21.59              $  20.27       $  19.84


        0.75                   0.80                  0.77           0.46

        1.94                   2.72                  1.60           0.89

        2.69                   3.52                  2.37           1.35


       (0.75)                 (0.86)                (0.76)         (0.66)
       (0.78)                 (1.27)                (0.29)         (0.26)

       (1.53)                 (2.13)                (1.05)         (0.92)

    $  24.14               $  22.98              $  21.59       $  20.27

       12.02%                 17.04%                12.04%          7.03%


    $527,693               $464,384              $418,680       $398,005


        0.88%                  0.88%                 0.88%          0.90%

        3.26%                  3.57%                 3.70%          3.95%

          53%/3/                 54%/3/                45%            53%



        1.09%                  1.05%                 1.04%          1.04%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  31

Growth Balanced Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

         -----------------------------------------------------------------------

         Investment Strategies
         The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. We currently invest in 13 core portfolios.

         -----------------------------------------------------------------------

         Permitted Investments
         We invest the equity portion of the portfolio in 5 different equity investment styles. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

         The percentage of Fund assets that we invest in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. We will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, we may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in portfolio securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be short-term (generally, three years or less), we may effect the change by using futures contracts.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of providing a combination of current income and capital appreciation.

32   Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                              Allocation

     Diversified Equity Style                                 65%
          Index Portfolio                                        16.25%
          Equity Income Portfolio                                16.25%
          Large Company Style                                    16.25%
               Large Company Growth Portfolio                           13.0%
               Disciplined Growth Portfolio                             3.25%
          Diversified Small Cap Style                              6.5%
               Small Cap Index Portfolio                                1.625%
               Small Company Growth Portfolio                           1.625%
               Small Company Value Portfolio                            1.625%
               Small Cap Value Portfolio                                1.625%
          International Style                                     9.75%
               International Portfolio                                  5.525%
               International Equity Portfolio                           4.225%
     Diversified Bond Style                                   35%
          Managed Fixed Income Portfolio                          17.5%
          Strategic Value Bond Portfolio                          5.85%
          Positive Return Bond Portfolio                         11.65%

     TOTAL FUND ASSETS                                       100%

     ---------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 68 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 70 for the professional summaries for these managers.

     Core Portfolio              Sub-Advisor     Portfolio Manager(s)

     Positive Return Bond        Peregrine       William D. Giese, CFA and
                                                 Patricia Burns, CFA
     Strategic Value Bond        Galliard        Richard Merriam, CFA,
                                                 John Huber and David Yim
     Managed Fixed Income        Galliard        Richard Merriam, CFA and
                                                 Ajay Mirza
     Index                       WCM             David D. Sylvester and
                                                 Laurie R. White
     Equity Income               WCM             David L. Roberts, CFA and
                                                 Gary J. Dunn, CFA
     Large Company Growth        Peregrine       John S. Dale, CFA and
                                                 Gary E. Nussbaum, CFA
     Disciplined Growth          Smith           Stephen S. Smith, CFA
     Small Cap Index             WCM             David D. Sylvester and
                                                 Laurie R. White
     Small Company Growth        Peregrine       Robert B. Mersky, CFA and
                                                 Paul E. von Kuster, CFA
     Small Company Value         Peregrine       Tasso H. Coin, Jr., CFA and
                                                 Douglas G. Pugh, CFA
     Small Cap Value             Smith           Stephen S. Smith, CFA
     International               Schroder        Michael Perelstein
     International Equity        WCM             Katherine Schapiro, CFA and
                                                 Stacey Ho, CFA

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   33

Growth Balanced Fund
--------------------------------------------------------------------------------

         Important Risk Factors
         Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 53; and the specific risks listed here. They are all important to your investment choice.

34  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--
                                                              COMMENCED ON NOVEMBER 11, 1994
                                                            ----------------------------------------------------------------

                                                                 Sept. 30                Sept. 30
                                                                   2000                  1999/1/
     For the period ended:
                                                            ----------------------------------------------------------------
     Net asset value, beginning of period                      $    30.86                    $  30.93

     Income from investment operations:
       Net investment income (loss)                                  0.69                        0.19
       Net realized and unrealized gain (loss)
         on investments                                              3.79                       (0.26)

     Total from investment operations                                4.48                       (0.07)

     Less distributions:
       Dividends from net investment income                         (0.62)                       0.00
       Distributions from net realized gain                         (1.81)                       0.00

     Total from distributions                                       (2.43)                       0.00

     Net asset value, end of period                            $    32.91                    $  30.86

     Total return (not annualized)/4/                               15.14%                      (0.23)%

     Ratios/supplemental data:
       Net assets, end of period (000s)                        $1,065,362                    $905,789

     Ratios to average net assets (annualized):
       Ratio of expenses to average net assets/2/                    0.93%                       0.93%
       Ratio of net investment income (loss) to
         average net assets                                          2.23%                       2.05%

     Portfolio turnover                                                56%/3/                      11%/3/

     Ratio of expenses to average net assets
       prior to waived fees and reimbursed
       expenses (annualized)/2,5/                                    1.01%/2/                    1.14%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

36  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------
               May 31,           May 31,             May 31,           May 31,
                1999              1998                1997              1996
-------------------------------------------------------------------------------
             $  28.06            $  24.77            $  22.83         $  21.25


                 0.60                0.58                0.62             0.31

                 3.88                4.52                2.86             1.95

                 4.48                5.10                3.48             2.26

                (0.58)              (0.60)              (0.63)           (0.51)

                (1.03)              (1.21)              (0.91)           (0.17)

                (1.61)              (1.81)              (1.54)           (0.68)

             $  30.93            $  28.06            $  24.77         $  22.83

                16.38%              21.40%              15.81%           10.87%


             $850,503            $665,758            $503,382         $484,641


                 0.93%               0.93%               0.94%            0.98%

                 2.16%               2.38%               2.47%            2.66%

                   49%/3/              46%/3/              24%/3/           39%


                 1.13%               1.09%               1.16%            1.16%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  37

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Aggressive Balanced-Equity Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios to achieve a more "aggressive" capital appreciation stance. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities. We currently invest in 13 core portfolios.

     --------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The advisor will effect transactions periodically to reestablish the current allocation.

     As market or other conditions change, we may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in portfolio securities. Absent unstable market conditions, we do not anticipate making a substantial number of percentage changes. When we believe that a change in the current allocation percentages is desirable, we will sell and purchase securities to effect the change. When we believe that a change will be short-term (generally, 3 years or less), we may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of current income and capital appreciation.

38  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                            Allocation

     Diversified Equity Style                                 80%
          Index Portfolio                                           20%
          Equity Income Portfolio                                   20%
          Large Company Style                                       20%
                    Large Company Growth Portfolio                          16%
                    Disciplined Growth Portfolio                             4%
          Diversified Small Cap Style                                8%
                    Small Cap Index Portfolio                                2%
                    Small Company Growth Portfolio                           2%
                    Small Company Value Portfolio                            2%
                    Small Cap Value Portfolio                                2%
          International Style                                       12%
                    International Portfolio                               6.80%
                    International Equity Portfolio                        5.20%
     Diversified Bond Style                                   20%
          Managed Fixed-Income Portfolio                          10.0%
          Strategic Value Bond Portfolio                          3.33%
          Positive Return Bond Portfolio                          6.67%

     TOTAL FUND ASSETS                                       100%

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 39

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 68 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 70 for the professional summaries for these managers.


     Core                         Sub-Advisor         Portfolio Manager(s)

     Index                        WCM                 David D. Sylvester and
                                                      Laurie R. White
     Equity Income                WCM                 David L. Roberts, CFA and
                                                      Gary J. Dunn
     Large Company Growth         Peregrine           John S. Dale, CFA and
                                                      Gary E. Nussbaum, CFA
     Disciplined Growth           Smith               Stephen S. Smith, CFA
     Small Cap Index              WCM                 David D. Sylvester and
                                                      Laurie R. White
     Small Company Growth         Peregrine           Robert B. Mersky, CFA and
                                                      Paul E. von Kuster, CFA
     Small Company Value          Peregrine           Tasso H. Coin, Jr., CFA an
                                                      Douglas G. Pugh, CFA
     Small Cap Value              Smith               Stephen S. Smith, CFA
     International                Schroder            Michael Perelstein
     International Equity         WCM                 Katherine Schapiro, CFA an
                                                      Stacey Ho, CFA
     Managed Fixed-Income         Galliard            Richard Merriam, CFA and
                                                      Ajay Mirza
     Strategic Value Bond         Galliard            Richard Merriam, CFA,
                                                      John Huber and
                                                      David Yim
     Positive Return Bond         Peregrine           William D. Giese, CFA and
                                                      Patricia Burns, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 53; and the specific risks listed here. They are all important to your investment choice.

40  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
-------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING

                                                                  INSTITUTIONAL CLASS SHARES--
                                                                  COMMENCED ON DECEMBER 2, 1997
                                                              ------------------------------------------------------------------
                                                                   Sept. 30,       Sept. 30,       May 31,       May 31,
     For the period ended:                                           2000           1999/1/         1999          1998
                                                              ------------------------------------------------------------------
     Net asset value, beginning of period                          $  12.89       $  12.93        $  11.04      $  10.00

     Income from investment operations:
          Net investment income (loss)                                 0.18           0.02            0.15          0.06
          Net realized and unrealized gain (loss)
               on investments                                          1.85          (0.06)           1.83          0.99

     Total from investment operations                              $   2.03          (0.04)           1.98          1.05

     Less distributions:
          Dividends from net investment income                        (0.12)          0.00           (0.09)        (0.01)
          Distributions from net realized gain                        (0.02)          0.00            0.00          0.00

     Total from distributions                                         (0.14)          0.00           (0.09)        (0.01)

     Net asset value, end of period                                 $ 14.78        $ 12.89         $ 12.93      $  11.04

     Total return (not annualized)/4/                                 15.82%         (0.31%)         17.98%        10.55%

     Ratios/supplemental data:
          Net assets, end of period (000s)                          $90,334        $65,011         $31,975      $  8,872

     Ratios to average net assets (annualized):
          Ratio of expenses to average net assets/2/                   1.00%          1.00%           1.00%         1.00%
          Ratio of net investment income (loss) to
               average net assets                                      1.40%          1.36%           1.34%         1.58%

     Portfolio turnover/3/                                               48%            12%             43%           36%

     Ratio of expenses to average net assets prior to
          waived fees and reimbursed expenses (annualized)/2,5/        1.17%          1.24%           1.36%         2.29%


 /1/ The Fund changed its fiscal year-end from May 31 to September 30.
 /2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
 /3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
 /4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the period shown.
 /5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 41

Diversified Equity Fund
--------------------------------------------------------------------------------


     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation with moderate annual return volatility.

     --------------------------------------------------------------------------
     Portfolio Allocation
     As of September 30, 2000, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                                 Allocation
     Index Portfolio                                             25%
     Income Equity Portfolio                                     25%
     Large Company Style                                         25%
          Large Company Growth Portfolio                                  20%
          Disciplined Growth Portfolio                                     5%
     Diversified Small Cap Style                                 10%
          Small Cap Index Portfolio                                      2.5%
          Small Company Growth Portfolio                                 2.5%
          Small Company Value Portfolio                                  2.5%
          Small Cap Value Portfolio                                      2.5%
     International Style                                         15%
          International Portfolio                                        8.50%
          International Equity Portfolio                                 6.50%
     TOTAL FUND ASSETS                                          100%

42  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 68 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 70 for the professional summaries for these managers.

     Core Portfolio              Sub-Advisor         Portfolio Manager(s)

     Index                       WCM                 David D. Sylvester and

                                                     Laurie R. White

     Equity Income               WCM                 David L. Roberts, CFA and
                                                     Gary J. Dunn, CFA

     Large Company Growth        Peregrine           John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA

     Disciplined Growth          Smith               Stephen S. Smith, CFA

     Small Cap Index             WCM                 David D. Sylvester and
                                                     Laurie R. White

     Small Company Growth        Peregrine           Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA

     Small Company Value         Peregrine           Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA

     Small Cap Value             Smith               Stephen S. Smith, CFA

     International               Schroder            Michael Perelstein

     International Equity        WCM                 Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 53, and the specific risks listed here. They are all important to your investment choice.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 43

Diversified Equity Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                               INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                               ON NOVEMBER 11, 1994
                                                                               ------------------------------------------------
                                                                                         Sept. 30,           Sept. 30,
For the period ended:                                                                      2000               1999/1/
                                                                                -----------------------------------------------
Net asset value, beginning of period                                                    $    48.00          $    48.25

Income from investment operations:
  Net investment income (loss)                                                                0.18                0.04
  Net realized and unrealized gain (loss) on investments                                      7.37               (0.29)

Total from investment operations                                                              7.55               (0.25)

Less distributions:
  Dividends from net investment income                                                       (0.16)               0.00
  Distributions from net realized gain                                                       (2.67)               0.00

Total from distributions                                                                     (2.83)               0.00

Net asset value, end of period                                                          $    52.72          $    48.00

Total return (not annualized)/3/                                                             15.99%              (0.52%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                                      $1,938,206          $1,902,474

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                                                  1.00%               1.00%
  Ratio of net investment income (loss) to average net assets                                 0.31%               0.44%

Portfolio turnover                                                                              38%               13%/4/

Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses (annualized)/2,5/                                                      1.10%               1.18%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

44  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         May 31,             May 31,          May 31,          May 31,
          1999                1998             1997           1996/6/
--------------------------------------------------------------------------------

     $    43.06           $    36.50        $    30.55       $  27.53


           0.22                 0.22              0.25           0.16
           6.15                 8.94              6.05           4.25

           6.37                 9.16              6.30           4.41


          (0.20)               (0.27)            (0.16)         (0.42)
          (0.98)               (2.33)            (0.19)         (0.97)

          (1.18)               (2.60)            (0.35)         (1.39)

     $    48.25           $    43.06        $    36.50          30.55

          15.08%               26.12%            20.76%         16.38%


     $1,629,191           $1,520,343        $1,212,565       $907,223



           1.00%                1.00%             1.02%          1.06%
           0.47%                0.60%             0.79%          1.00%

             35%/4/               23%/4/            48%             6%


           1.17%                1.13%             1.31%          1.30%

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 45

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers:   John S. Dale, CFA; Gary E. Nussbaum, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 2000, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 53, and the specific risks listed above. They are all important to your investment choice.

46  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                         INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                         ON NOVEMBER 11, 1994
                                                                         ----------------------------------------------
                                                                                   Sept. 30,         Sept. 30,
For the period ended:                                                                 2000             1999/1/
                                                                         ----------------------------------------------
Net asset value, beginning of period                                             $    54.60          $  54.67

Income from investment operations:
  Net investment income (loss)                                                        (0.30)            (0.07)
  Net realized and unrealized gain (loss) on investments                              18.01              0.00

Total from investment operations                                                      17.71             (0.07)

Less distributions:
  Dividends from net investment income                                                 0.00              0.00
  Distributions from net realized gain                                                (1.60)             0.00

Total from distributions                                                              (1.60)             0.00

Net asset value, end of period                                                   $    70.71          $  54.60

Total return (not annualized)/4/                                                      32.74%            (0.13%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                               $1,532,428          $801,943

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                              1.00%/2/          1.00%/2/
  Ratio of net investment income (loss) to average
   net assets                                                                         (0.53%)           (0.38%)

Portfolio turnover                                                                        9%/3/             5%/3/

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses (annualized)/5/                                         1.02%/2/          1.04%/2/

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  The Fund changed its fiscal year-end from October 31 to May 31.

48  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         May 31,           May 31,       May 31,           May 31,    Oct. 31,
          1999              1998           1997            1996/6/      1995
--------------------------------------------------------------------------------

      $  39.94           $  32.63       $  26.97          $ 23.59     $ 18.50


         (0.17)             (0.11)         (0.03)           (0.04)      (0.05)
         15.95              10.20           5.91             3.64        5.14

         15.78              10.09           5.88             3.60        5.09


          0.00               0.00          (0.01)            0.00        0.00
         (1.05)             (2.78)         (0.22)           (0.22)       0.00

         (1.05)             (2.78)         (0.22)            0.22        0.00

      $  54.67           $  39.94       $  32.63          $ 26.97     $ 23.59

         39.96%             32.29%         21.93%           15.40%      27.51%


      $645,385           $232,499       $131,768          $82,114     $63,567


          1.00%/2/           1.00%/2/       0.99%            1.00%       1.00%

         (0.49%)            (0.36%)        (0.18%)          (0.30%)     (0.23%)

            28%/3/             13%/3/         24%              17%         32%


          1.09%/2/           1.03%/2/       1.09%            1.13%       1.20%

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 49

Diversified Small Cap Fund
--------------------------------------------------------------------------------


     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

     We invest in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 4 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect the transactions daily to reestablish the current allocations. We may make changes in the current allocation at any time in response to market and other conditions. We also may invest in more or fewer core portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                               Allocation

     Small Cap Index Portfolio                                     25%
     Small Company Growth Portfolio                                25%
     Small Company Value Portfolio                                 25%
     Small Cap Value Portfolio                                     25%
     TOTAL FUND ASSETS                                            100%

50    Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 68 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 70 for the professional summaries for these managers.

     Core Portfolio         Sub-Advisor       Portfolio Manager(s)

     Small Cap Index        WCM               David D. Sylvester and
                                              Laurie R. White

     Small Company Growth   Peregrine         Robert B. Mersky, CFA and
                                              Paul E. von Kuster, CFA

     Small Company Value    Peregrine         Tasso H. Coin, Jr., CFA and
                                              Douglas G. Pugh, CFA

     Small Cap Value        Smith             Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings, and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 53, and the specific risks listed here. They are all important to your investment choice.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus 51

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                                   INSTITUTIONAL CLASS SHARES--
                                                                                  COMMENCED ON DECEMBER 31, 1997
                                                                        -----------------------------------------------------
                                                                           Sept. 30,      Sept 30,    May 31,   May 31,
For the period ended:                                                        2000           1999/1/    1999      1998
                                                                        ------------------------------------------------------
Net asset value, beginning of period                                         $   9.02         $  8.99    $ 10.52    $ 10.00

Income from investment operations:
   Net investment income (loss)                                                  0.00           (0.01)      0.00       0.00
   Net realized and unrealized gain (loss) on investments                        2.16            0.04      (1.53)      0.52

Total from investment operations                                                 2.16            0.03      (1.53)      0.52

Less distributions:
   Dividends from net investment income                                          0.00            0.00       0.00       0.00
   Distributions from net realized gain                                          0.00            0.00       0.00       0.00

Total from distributions                                                         0.00            0.00       0.00       0.00

Net asset value, end of period                                               $  11.18         $  9.02    $  8.99    $ 10.52

Total return (not annualized)/4/                                                23.95%           0.33%    (14.54%)     5.20%

Ratios/supplemental data:
   Net assets, end of period (000s)                                          $ 115,700        $67,459    $60,261    $12,551

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets/2/                                     1.20%          1.20%      1.20%      1.21%
   Ratio of net investment income (loss) to average net assets                    0.05%         (0.18%)    (0.05%)     0.25%

Portfolio turnover/3/                                                              121%            39%       112%        93%

Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses (annualized)/2, 5/                                          1.39%         1.59%      1.65%      2.65%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

52  Wells Fargo & Company 401(k) Plan Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal only and interest-only portions of such securities and are subject to increased interest rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus 53

General Investment Risks
--------------------------------------------------------------------------------


    What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

    Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

    Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

    Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

    Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

    Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

    Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

    Extension Risk--The risk that consumers will repay their mortgages at slower than anticipated rates, which can extend the maturity of a mortgage- or other asset-backed security, and possibly reduce a portfolio's return.

    Foreign Investment Risk--The risk that foreign investments may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

    Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

54  Wells Fargo & Company 401(k) Plan Funds Prospectus

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus 55

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.


                                                                                                                        AGGRESSIVE
                                                                                          STRATEGIC MODERATE   GROWTH    BALANCED
                                                                                            INCOME   BALANCED  BALANCE    EQUITY

INVESTMENT PRACTICE                                                    RISK

Borrowing Policies
The ability to borrow money for temporary purposes                     Leverage Risk             .         .        .         .
(e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries                             Information, Political,
considered developing or to have "emerging" stock markets.             Regulatory, Diplomatic,   .         .        .         .
Generally, these securities have the same type of risks as foreign     Liquidity and Currency
securities, but to a higher degree.                                    Risk

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either               Interest Rate and
on a schedule or when an index or benchmark changes.                   Credit Risk               .         .        .         .

Foreign Securities
Securities issued by a non-U.S. company, or debt securities            Information, Political,
of a non-U.S. company or foreign government in the form of             Regulatory, Diplomatic,
an ADR or similar investment. Foreign securities may also              Liquidity and Currency    .         .        .         .
be emerging market securities, which are subject to the                Risk
same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                          Interest Rate
Securities bought or sold for delivery at a later date or              Leverage, Credit and      .         .        .         .
bought or sold for a fixed price at a fixed date.                      Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally higher         Interest Rate and
rates of return. These securities, also known as "junk bonds,"         Credit Risk               .         .        .         .
tend to be more sensitive to economic conditions and during
sustained periods of rising interest rates, may experience
interest and/or principal defaults.

Illiquid Securities
A security which may not be sold or disposed of in the ordinary
course of business within seven days at approximately the value        Liquidity Risk            .         .        .         .
determined for it by the Fund. Limited to 15% of total assets.

                                                                                                            LARGE    DIVERSIFIED
                                                                                           DIVERSIFIED     COMPANY      SMALL
                                                                                             EQUITY        GROWTH        CAP

INVESTMENT PRACTICE                                                    RISK
Borrowing Policies
The ability to borrow money for temporary purposes                     Leverage Risk             .            .           .
(e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies located or operating in countries              Information, Political,
considered developing or to have "emerging" stock markets.             Regulatory, Diplomatic,   .
Generally, these securities have the same type of risks as foreign     Liquidity and Currency
securities, but to a higher degree.                                    Risk

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either               Interest Rate and
on a schedule or when an index or benchmark changes.                   Credit Risk

Foreign Securities
Securities issued by a non-U.S. company or debt securities             Information, Political,
of a non-U.S. company or foreign government in the form of             Regulatory, Diplomatic,
an ADR or similar investment. Foreign securities may also              Liquidity and Currency    .            .           .
be emerging market securities, which are subject to the                Risk
same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                          Interest Rate
Securities bought or sold for delivery at a later date or              Leverage, Credit and
bought or sold for a fixed price at a fixed date.                      Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally higher         Interest Rate and
rates of return. These securities, also known as "junk bonds,"         Credit Risk
tend to be more sensitive to economic conditions and during
sustained periods of rising interest rates, may experience
interest and/or principal defaults.

Illiquid Securities
A security which may not be sold or disposed of in the ordinary
course of business within seven days at approximately the value        Liquidity Risk            .            .               .
determined for it by the Fund. Limited to 15% of total assets.

56  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                                                                                          AGGRESSIVE
                                                                                              STRATEGIC  MODERATE  GROWTH   BALANCED
                                                                                                 INCOME  BALANCED BALANCE     EQUITY


INVESTMENT PRACTICE                                                        RISK
Loan Participations
Debt obligations that represent a portion of a larger loan made by a bank.  Credit Risk            .
Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial        Credit, Counter-Party  .        .       .          .
institutions to increase return on those securities. Loans may be           and Leverage Risk
made up to 1940 Act limits (currently one-third of total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests in                  Interest Rate, Credit, .        .       .          .
pools of consumer loans, such as mortgage loans, car                        Prepayment and
loans, credit card debt or receivables held in trust.                       Experience Risk

Options
The right or obligation to receive or deliver a security                    Credit, Information
or cash payment depending on the security's price or the                    and Liquidity Risk     .        .       .          .
performance of an index or benchmark. Types of options
used may include: options on securities, options on a
stock index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds, which              Market Risk            .        .       .          .
will cause Fund shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Funds.

Privately Issued Securities
Securities that are not publicly traded but which may or may not            Liquidity Risk         .        .       .          .
be resold in accordance with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy back          Credit and             .        .       .          .
a security at an agreed upon time and price, usually with interest.         Counter-Party Risk

Stripped Obligations
Securities that give ownership to either future payments of interest        Interest Rate Risk     .                .
or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

Small Company Securities
The risk that investments in small companies may be more volatile           Market, Experience     .        .       .          .
than investments in larger companies.                                       and Liquidity Risk

                                                                                                              LARGE    DIVERSIFIED
                                                                                             DIVERSIFIED     COMPANY      SMALL
                                                                                               EQUITY        GROWTH        CAP



INVESTMENT PRACTICE                                                          RISK
Loan Participations
Debt obligations that represent a portion of a larger loan made by a bank.  Credit Risk
Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial        Credit, Counter-Party     .          .               .
institutions to increase return on those securities. Loans may be           and Leverage Risk
made up to 1940 Act limits (currently one-third of total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests in                  Interest Rate, Credit,
pools of consumer loans, such as mortgage loans, car                        Prepayment and
loans, credit card debt or receivables held in trust.                       Experience Risk

Options
The right or obligation to receive or deliver a security                    Credit, Information       .
or cash payment depending on the security's price or the                    and Liquidity Risk
performance of an index or benchmark. Types of options
used may include: options on securities, options on a
stock index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds, which              Market Risk               .          .               .
will cause Fund shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Funds.

Privately Issued Securities
Securities that are not publicly traded but which may or may not            Liquidity Risk            .          .               .
be resold in accordance with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy back          Credit and                .          .               .
a security at an agreed upon time and price, usually with interest.         Counter-Party Risk

Stripped Obligations
Securities that give ownership to either future payments of interest        Interest Rate Risk
or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

Small Company Securities
The risk that investments in small companies may be more volatile           Market, Experience        .                          .
than investments in larger companies.                                       and Liquidity Risk


                           Wells Fargo & Company 401(k) Plan Funds Prospectus 57

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 66 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which generally require shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may change service providers.

                             BOARD OF TRUSTEES

                       Supervises the Funds' activities
--------------------------------------------------------------------------------

         INVESTMENT ADVISOR                          CUSTODIAN

Wells Fargo Funds Management, LLC         Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA         6th & Marquette, Minneapolis, MN
Manages the Fund's investment             Provides safekeeping for the Fund's
activities                                assets
--------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISOR

                               Varies by Fund
                See Individual Fund Descriptions for Details
--------------------------------------------------------------------------------

                                                                  SHAREHOLDER
                                           TRANSFER                SERVICING
   DISTRIBUTOR      ADMINISTRATOR            AGENT                  AGENTS

Stephens Inc.       Wells Fargo Funds    Boston Financial Data   Various Agents
111 Center St.      Management, LLC      Services, Inc.
Little Rock, AR     525 Market St.       Two Heritage Dr.
                    San Francisco, CA    Quincy, M.A.

Markets the Funds   Manages the          Maintains records       Provide
and distributes     Fund's business      of shares and           services to
Fund shares         activities           supervises the payment  customers
                                         of dividends
--------------------------------------------------------------------------------

                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS

    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

                                 SHAREHOLDERS

58  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume the investment advisory responsibilities for each of the Funds on or about March 1, 2001. Fund's Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

     The Diversified Equity and Diversified Small Cap Funds are Gateway funds that invest in various core portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in various core portfolios. Funds Management also acts as the advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds are Gateway funds that invest in various core portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in the various core portfolios. Funds Management also acts as the advisor to, and is entitled to receive a fee from, the core portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Funds, Funds Management acts as investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Funds Management receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly-owned subsidiaries of Wells Fargo Bank Minnesota, N.A., Smith Asset Management Group, LP ("Smith Group") and Schroder Investment Management North America Inc. ("Schroder") are each sub-advisors to certain core portfolios in which the Aggressive Growth Balanced, Growth Balanced, Moderate Balanced and Strategic Income Funds invest.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus 59

Organization and Management of the Funds
--------------------------------------------------------------------------------

     WCM, an affiliate of Fund's Management, provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Wells Fargo Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans and is the sub-advisor for the Large Company Growth Portfolio in which the Fund of the same name invests substantially all of its assets. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

     Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisor subsidiary of Wells Fargo Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2000, Galliard managed approximately $7.2 billion in assets.

     Smith Group, whose principal business address is 200 Crescent Court, Suite 850, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 2000, the Smith Group managed over $900 million in assets.

     Schroder is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7th Avenue, New York, NY 10019, is a registered investment advisor. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2000, Schroder managed $41 billion in assets.

     WCM, Peregrine, Schroder and Smith Group are each sub-advisors to certain of the core portfolios in which the Diversified Equity and Diversified Small Cap Funds invest.

     The Administrator
     Funds Management provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Diversified Small Cap, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small Company Growth Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.10% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

60  Wells Fargo & Company 401(k) Plan Funds Prospectus

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each Funds'shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business.NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  61

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers'purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S.banks.

62  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at theInstitution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     GENERAL NOTES FOR SELLING SHARES

     . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

     . Generally, we pay redemption requests in cash,unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  63

Your Account                                                           Exchanges
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     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you complete more than one exchange within a 3 month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in your exchange privileges.

     Contact your account representative for further details.

64  Wells Fargo & Company 401(k) Plan Funds Prospectus

Other Information
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     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividend distributions of net investment income and capital gain distributions at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  65

Table of Predecessors
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     The Funds described in this Prospectus were created as part of the reoranization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund listed below is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

     Wells Fargo Funds Trust             Predecessor Fund

     Strategic Income Fund               Norwest Advantage Strategic Income Fund

     Moderate Balanced Fund              Norwest Advantage Moderate Balanced Fund

     Growth Balanced Fund                Norwest Advantage Growth Balanced Fund

     Aggressive Balanced-Equity Fund     Norwest Advantage Aggressive Balanced-Equity Fund

     Diversified Equity Fund             Norwest Advantage Diversified Equity Fund

     Large Company Growth Fund           Norwest Advantage Large Company Growth Fund

     Diversified Small Cap Fund          Norwest Advantage Diversified Small Cap Fund

66  Wells Fargo & Company 401(k) Plan Funds Prospectus

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Description of Core Portfolios
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FUND                                    OBJECTIVE

                                        The Portfolio seeks capital appreciation
Disciplined Growth Portfolio            by investing in common stocks of larger
                                        companies.


                                        The Portfolio seeks to provide long-
Equity Income Portfolio                 term capital appreciation consistent
                                        with above-average dividend income.

                                        The Portfolio seeks to replicate the
Index Portfolio                         return of the S&P 500 Index with minimum
                                        tracking error and to minimize
                                        transaction costs.

                                        The Portfolio seeks to provide long-term
International Portfolio                 capital appreciation by investing
                                        directly or indirectly in high-quality
                                        companies based outside the United
                                        States.

                                        The Portfolio seeks total return, with
International Equity                    an emphasis on capital appreciation,
Portfolio                               over the long-term by investing in
                                        equity securities of companies located
                                        or operating in developed non-U.S.
                                        countries and in emerging markets of the world.

                                        The Portfolio seeks to provide long-term
Large Company Growth                    capital appreciation by investing
                                        primarily in large, high-quality
                                        domestic companies that the Portfolio
                                        advisor believes have superior growth
                                        potential.

Managed Fixed Income                    The Portfolio seeks consistent fixed-
Portfolio                               income returns by investing primarily in
                                        investment grade intermediate-term
                                        securities.

                                        The Portfolio seeks positive total
Positive Return Bond Portfolio          return each calendar year regardless of
                                        general bond market performance by
                                        investing in a portfolio of high
                                        quality U.S. Government securities and
                                        corporate fixed-income securities.

                                        The Portfolio seeks to replicate the
Small Cap Index Portfolio               total return of the S&P Small Cap 600
                                        Index with minimum tracking error and
                                        to minimize transaction costs.

                                        The Portfolio seeks capital appreciation
Small Cap Value Portfolio               by investing in common stocks of
                                        smaller companies.


Small Company Growth                    The Portfolio seeks to provide long-term
Portfolio                               capital appreciation by investing in
                                        smaller domestic companies.

                                        The Portfolio seeks to provide long-term
Small Company Value Portfolio           capital appreciation by investing
                                        primarily in common stocks of smaller
                                        companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000 was $6.1 billion, but is expected to change frequently.

                                        The Portfolio seeks total return by
Strategic Value Bond Portfolio          investing primarily in income-producing
                                        securities.

68  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

PRINCIPAL STRATEGIES

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above-average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4.0 billion as of December 2000, but is expected to change frequently.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 2000, ranged from $3.3 million to $6.1 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stocks of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 2000, was $6.1 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  69

Portfolio Managers
--------------------------------------------------------------------------------

     Patricia Burns, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Tasso H. Coin, Jr., CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

     William D. Giese, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Stacey Ho, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she

70  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho earned a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     John Huber
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

     Richard Merriam, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.


                           Wells Fargo & Company 401(k) Plan Funds Prospectus 71

Portfolio Managers
--------------------------------------------------------------------------------

     Gary E. Nussbaum, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a BA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Since 1997, Mr. Perelstein has served as Director of Schroder and since 1999, he has served as Schroder's Chief Investment Officer. Mr. Perelstein currently manages international portfolios and has more than 23 years of investment experience that includes more than 16 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far
     East) Team, manages more than $9 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein earned a BA in Economics from Brandeis University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

     David L. Roberts, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 19 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

72  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Stephen S. Smith, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 26 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Paul E. von Kuster, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned a BA in Philosophy from Princeton University.

     Laurie R. White
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White earned a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     David Yim
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim earned a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 73

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds. Capital Appreciation, Capital Growth An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

74  Wells Fargo & Company 401(k) Plan Funds Prospectus

________________________________________________________________________________

     Diversified
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Macs" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Institution
     Banks, pension funds, insurance companies, trusts or similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Liquidity
     The ability to readily sell a security at a fair price.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 75

Glossary
--------------------------------------------------------------------------------

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 76

________________________________________________________________________________

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 77

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:


STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 1, 2001

                            DISCIPLINED GROWTH FUND
                            DIVERSIFIED EQUITY FUND
                          DIVERSIFIED SMALL CAP FUND
                              EQUITY INCOME FUND
                               EQUITY INDEX FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                              GROWTH EQUITY FUND
                                  INDEX FUND
                              INTERNATIONAL FUND
                           INTERNATIONAL EQUITY FUND
                           LARGE COMPANY GROWTH FUND
                              MID CAP GROWTH FUND
                                OTC GROWTH FUND
                             SMALL CAP GROWTH FUND
                         SMALL CAP OPPORTUNITIES FUND
                             SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND
                       SPECIALIZED HEALTH SCIENCES FUND
                          SPECIALIZED TECHNOLOGY FUND

          Class A, Class B, Class C, Class O and Institutional Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twenty funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Disciplined Growth, Diversified Equity, Diversified Small Cap, Equity Income, Equity Index, Equity Value, Growth, Growth Equity, Index, International, International Equity, Large Company Growth, Mid Cap Growth, OTC Growth, Small Cap Growth, Small Cap Opportunities, Small Cap Value, Small Company Growth, Specialized Health Sciences and Specialized Technology Funds. Each Fund, except for the OTC Growth, Specialized Health Sciences, and Specialized Technology Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A and Class B shares, except the Disciplined Growth, Index, Small Cap Value and Small Company Growth Funds, which only offer Institutional Class shares, and the OTC Growth Fund, which only offers Class O shares. The Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Company Growth, Mid Cap Growth, Small Cap Growth, Specialized Health Sciences and Specialized Technology Funds also offer Class C shares and the Equity Index Fund also offers Class O shares. The Diversified Equity, Diversified Small Cap, Equity Income, Equity Value, Growth, Growth Equity, International, International Equity, Large

Company Growth, Small Cap Growth, and Small Cap Opportunities Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus(es), also dated February 1, 2001. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. A copy of the Prospectuses may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Historical Fund Information......................................     1

Investment Policies..............................................     4

Additional Permitted Investment Activities and Associated Risks..     6

Management.......................................................    25

Performance Calculations.........................................    47

Determination of Net Asset Value.................................    54

Additional Purchase and Redemption Information...................    55

Portfolio Transactions...........................................    57

Fund Expenses....................................................    58

Federal Income Taxes.............................................    59

Capital Stock....................................................    65

Other............................................................    78

Counsel..........................................................    78

Independent Auditors.............................................    78

Financial Information............................................    78

                          HISTORICAL FUND INFORMATION

    On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of Wells Fargo Funds Trust (the "Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

    The Funds described in this SAI, except for the Mid Cap Growth, OTC Growth, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

    Wells Fargo Funds Management, LLC ("Funds Management" or the "Advisor") is expected to assume investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational.

    The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.


-----------------------------------------------------------------------------------------------
               Wells Fargo Funds                                     Predecessor Funds
-----------------------------------------------------------------------------------------------
Disciplined Growth Fund                           Norwest Performa Disciplined Growth Fund
-----------------------------------------------------------------------------------------------
Diversified Equity Fund                           Norwest Diversified Equity Fund
-----------------------------------------------------------------------------------------------
Diversified Small Cap Fund                        Norwest Diversified Small Cap Fund
-----------------------------------------------------------------------------------------------
Equity Income Fund                                Norwest Income Equity Fund
-----------------------------------------------------------------------------------------------
Equity Index Fund                                 Stagecoach Equity Index Fund
-----------------------------------------------------------------------------------------------
Equity Value Fund                                 Stagecoach Equity Value Fund
-----------------------------------------------------------------------------------------------
Growth Fund                                       Stagecoach Growth Fund
-----------------------------------------------------------------------------------------------
Growth Equity Fund                                Norwest Growth Equity Fund
-----------------------------------------------------------------------------------------------
Index Fund                                        Norwest Index Fund
-----------------------------------------------------------------------------------------------
International Fund                                Norwest International Fund
-----------------------------------------------------------------------------------------------
International Equity Fund                         Stagecoach International Equity Fund
-----------------------------------------------------------------------------------------------
Large Company Growth Fund                         Norwest Large Company Growth Fund
-----------------------------------------------------------------------------------------------
Mid Cap Growth Fund                               N/A
-----------------------------------------------------------------------------------------------
OTC Growth Fund                                   N/A
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Small Cap Growth Fund                             Stagecoach Small Cap Fund
-----------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                      Norwest Small Cap Opportunities Fund
-----------------------------------------------------------------------------------------------
Small Cap Value Fund                              Norwest Performa Small Cap Value Fund
-----------------------------------------------------------------------------------------------
Small Company Growth Fund                         Norwest Small Company Growth Fund
-----------------------------------------------------------------------------------------------
Specialized Health Sciences Fund                  N/A
-----------------------------------------------------------------------------------------------
Specialized Technology Fund                       N/A
-----------------------------------------------------------------------------------------------


     The Disciplined Growth Fund commenced operations on November 8, 1999, as successor to the Performa Disciplined Growth Fund of Norwest. The predecessor Norwest Performa Disciplined Growth Fund commenced operations on October 15, 1997.

     The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997.

     The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund."

     The Equity Value Fund commenced operations on November 8, 1999, as successor to the Equity Value Fund of Stagecoach. The predecessor Stagecoach Equity Value Fund was originally organized on July 1, 1990 as the Pacifica Equity Value Fund, an investment portfolio of Pacifica Funds Trust. On September 6, 1996, the Pacifica Equity Value Fund was reorganized as the Stagecoach Equity Value Fund.

     The Growth Fund commenced operations on November 8, 1999, as successor to the Growth Fund of Stagecoach and the Value Growth Stock Fund of Norwest. The predecessor Stagecoach Growth Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 1, 1992, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Growth Fund.

     The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The International Fund commenced operations on November 8, 1999, as successor to the International Fund of Norwest. The predecessor Norwest International Fund commenced operations on July 15, 1989.

     The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

     The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The Mid Cap Growth Fund commenced operations on October 1, 2000.

     The OTC Growth Fund commenced operations on August 3, 2000.

     The Small Cap Growth Fund commenced operations on November 8, 1999, as successor to the Small Cap and Strategic Growth Funds of Stagecoach and the Small Company Stock Fund of Norwest. The predecessor Stagecoach Small Cap Fund, which is considered the surviving entity for accounting purposes, commenced operations on September 16, 1996, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Small Cap Fund.

     The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993.

     The Small Cap Value Fund commenced operations on November 8, 1999, as successor to the Performa Small Cap Value Fund of Norwest. The predecessor Norwest Performa Small Cap Value Fund commenced operations on October 15, 1997.

     The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The Specialized Health Sciences Fund is expected to commence operations in early April 2001.

     The Specialized Technology Fund commenced operations on September 18, 2000.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Health Sciences Fund's investments in securities of the health sciences sector, which is the group of industries that include pharmaceutical, biochemical, biotechnology, research and development, health care facilities, health care services and medical device industries, or (vi) limit the Specialized Technology Fund's investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries, and provided further that (vii) the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) except for the OTC Growth, Specialized Health Sciences, and Specialized Technology Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     As a fundamental policy the OTC Growth Fund reserves the right to concentrate its investments in a single industry or industries, or in the securities of a single issuer.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Any non-Gateway Fund that is purchased by another Fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(A) will not purchase shares of any registered investment company in excess of the limitations contained in Section 12(d)(1)(A) in reliance on either Section 12(d)(1)(F) or
Section 12(d)(1)(G).

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

     ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

    Bank Obligations
    ----------------

    The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Borrowing
    ---------

    The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

      Commercial Paper
      ----------------

    The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Derivative Securities: Futures and Options Contracts
     ----------------------------------------------------

     Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the Advisor's expectations. If the Advisor's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the Advisor determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

     The Advisor uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objectives, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay additional variation margin until the position is closed.

     The Funds may also purchase options on futures contracts. See "Options Trading" below.

     Small Cap Opportunities Fund -- Options and Futures Contracts. The Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Fund's securities, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

     The Fund may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by a Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by a Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

     The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     Purchasing Calls and Puts. The Small Cap Opportunities Fund may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities they do not hold. The Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

     Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

     Stock Index Futures. The Small Cap Opportunities Fund may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

     No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Advisor, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

    Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

    A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Advisor's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

    The Funds may also purchase options on Currency Futures. See "Options Trading" below.

    Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

    The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

    Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

    Below is a description of some of the types of options in which certain Funds may invest.

    A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund. Before entering into such transactions or making any such investment, a Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Dollar Roll Transactions
     ------------------------

     The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Emerging Market Securities
     --------------------------

     The Funds, except the Equity Index and Index Funds, may invest in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     -----------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities
     ------------------------------------

     The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

    Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     -----------------------------------------------------------------
     Transactions
     ------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Initial Public Offerings
     ------------------------

     Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Wells Fargo Bank Minnesota, N.A. ("WFB MN"), a custodian of Fund assets, acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment advisor. Pursuant to an exemptive order granted by the Securities and Exchange Commission, WFB MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Money Market Instruments and Temporary Investments
     ----------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moodys or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the

Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of a Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Mortgage-Related and Other Asset-Backed Securities
     ----------------------------------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

    The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

    There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

    Other Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

    Other Investment Companies
    --------------------------

    The Funds may invest in shares of other registered investment companies, generally up to the limits prescribed by Section 12(d) of the 1940 Act. Other investment companies in which the Funds invest that are outside the Wells Fargo Funds family can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

    Closed-End Investment Companies
    -------------------------------

    The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the Advisor's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

    Participation Interests
    -----------------------

    The Funds may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

    Privately Issued Securities
    ---------------------------

    The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

    Reverse Repurchase Agreements
    -----------------------------

    The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

    Small Company Securities
    ------------------------

    Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

    Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

    Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

    Unrated Investments
    -------------------

    The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moodys or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moodys and S&P are more fully described in the SAI Appendix.

    U.S. Government Obligations
    ---------------------------

    The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Warrants
    --------

    The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

    Nationally Recognized Ratings Organizations
    -------------------------------------------

    The ratings of Moodys Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


                                                       Principal Occupations
Name, Age and Address               Position           During Past 5 Years
---------------------               --------           -------------------
*Robert C. Brown, 69                Trustee            Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                             Corporation and Farm Credit System
Sarasota, FL 34231                                     Financial Assistance Corporation since
                                                       February 1993.


Thomas S. Goho, 58                  Trustee            Business Associate Professor, Wake Forest
321 Beechcliff Court                                   University, Calloway School of Business and
Winston-Salem, NC 27104                                Accountancy since 1994.


Peter G. Gordon, 58                 Trustee            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                               Water Company and President of Crystal
55 Francisco Street, Suite 410                         Geyser Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 74               Trustee            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Richard M. Leach, 67                Trustee            President of Richard M. Leach Associates (a
P.O. Box 1888                                          financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 56                Trustee            Private Investor/Real Estate Developer;
10 Legare Street                                       Chairman of Vault Holdings, LLC.
Charleston, SC 29401


Timothy J. Penny, 49                Trustee            Senior Counselor to the public relations firm
500 North State Street                                 of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                       Fellow at the Humphrey Institute, Minneapolis,
                                                       Minnesota (a public policy organization)
                                                       since January 1995.


Donald C. Willeke, 60               Trustee            Principal of the law firm of Willeke &
201 Ridgewood Avenue                                   Daniels.
Minneapolis, MN 55403

Michael J. Hogan, 41                President          Executive Vice President of Wells Fargo Bank,
                                                       N.A. since July 1999.  Senior Vice
                                                       President of Wells Fargo Bank, N.A. from
                                                       April 1997 to May 1999. Vice President of
                                                       American Express Financial Advisors from
                                                       May 1996 to April 1997, and Director of
                                                       American Express Financial Advisors from
                                                       March 1993 to May 1996.


Karla M. Rabusch, 41                Treasurer          Senior Vice President of Wells Fargo Bank,

                                                       Principal Occupations
Name, Age and Address               Position           During Past 5 Years
---------------------               --------           -------------------
                                                       N.A., since May 2000.  Vice President of
                                                       Wells Fargo Bank, N.A. from December 1997
                                                       to May 2000. Prior thereto, Director of
                                                       Managed Assets Investment Accounting of
                                                       American Express Financial Advisors from
                                                       May 1994 to November 1997.

C. David Messman, 40                Secretary          Vice President and Senior Counsel of Wells
                                                       Fargo Bank, N.A. since January 1996. Prior
                                                       thereto, Branch Chief, Division of Investment
                                                       Management, U.S. Securities and Exchange
                                                       Commission.

    Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (including the Trust, collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Fund Complex.

    Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the period November 8, 1999, the closing date of the reorganization of the Stagecoach and Norwest Funds, through September 30, 2000, the end of the fiscal year for the Funds, the Trustees have been paid and/or accrued the following compensation.

                              Compensation Table
                         Year Ended September 30, 2000
                         -----------------------------

     Trustee                                           Compensation
     -------                                           ------------
     Robert C. Brown                                   $36,435
     Donald H. Burkhardt*                              $35,967
     Jack S. Euphrat*                                  $40,837
     Thomas S. Goho                                    $40,837
     Peter G. Gordon                                   $40,837
     W. Rodney Hughes                                  $40,087
     Richard M. Leach                                  $35,435
     J. Tucker Morse                                   $40,087
     Timothy J. Penny                                  $37,185
     Donald C. Willeke                                 $37,185

     * Retired as of December 31, 2000.

     As of the date of this SAI, Trustees and oJfficers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor. Wells Fargo Funds Management, LLC ("Funds Management")
     ------------------
is expected to assume investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; (ii) gateway feeder Funds that invest in a single corresponding core portfolio of Wells Fargo Core Trust ("Core Trust") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                  Annual Rate
Stand-Alone Funds                       (as a percentage of net assets)
-----------------                       -------------------------------

Equity Index                                         0.25%
Equity Value                                         0.75%
Growth                                               0.75%
International Equity                                 1.00%
Mid Cap Growth                                       0.75%
OTC Growth                                           0.65%
Small Cap Growth                                     0.90%
Small Cap Opportunities                              0.90%
Specialized Health Sciences                          1.05%
Specialized Technology                               1.05%

     As described in the second category above, the gateway feeder Funds (the "Gateway Funds") each invest 100% of their assets in a single respective core portfolio of Core Trust. Because the Gateway Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the Gateway Funds to either invest in more than one core portfolio of Core Trust or to convert to a stand-alone Fund with a direct advisory relationship, the following Funds have a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the Gateway Fund invests all (or substantially all) of its assets in one core portfolio of Core Trust. In the event that the Gateway Fund converts into a gateway blended Fund as described above, Funds Management as advisor would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to the Core Trust portfolio in which the Gateway Fund invests.

                                    Active           Dormant Asset           Pass-through
Gateway Feeder Fund             Advisory Fees       Allocation Fees*       Advisory Fees**
-------------------             -------------      -----------------       --------------- c
Disciplined Growth                  0.00%                0.25%                   0.75%
Equity Income                       0.00%                0.25%                   0.75%
Index                               0.00%                0.25%                   0.15%
International                       0.00%                0.25%                   1.00%
Large Company Growth                0.00%                0.25%                   0.75%
Small Cap Value                     0.00%                0.25%                   0.90%
Small Company Growth                0.00%                0.25%                   0.90%


______________________
 * Represents the proposed advisory fee payable to Funds Management as advisor if the Fund converts into a gateway blended Fund.

** Represents the advisory fee payable to Funds Management as advisor to the portfolio(s) of Core Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as advisor if the Fund converts into a stand-alone Fund.

     As described in the third category above, the following gateway blended Funds invest their respective assets in two or more Funds of Core Trust. For these Funds, Funds Management determines the core portfolios of Core Trust in which each gateway blended Fund invests and the percentage allocation that each gateway blended Fund would make to each core portfolio. For these asset allocation services, Funds Management is entitled to receive a fee as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.


                                        Advisory Fees                       Core Level
Gateway Blended Funds          (Maximum Asset Allocation Fees)       Dormant Advisory Fees*
---------------------          -------------------------------      -----------------------
Diversified Equity                          0.25%                           0.72%
Diversified Small Cap                       0.25%                           0.87%
Growth Equity                               0.25%                           0.97%

________________________
 * Because the gateway blended Funds invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     As discussed in the "Historical Fund Information" section, the Funds, except for the Mid Cap Growth, OTC Growth, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes. The Mid Cap Growth Fund and the Specialized Health Sciences Fund commenced operations after the Funds fiscal-year end, and thus there are no advisory fees to report for these Funds for the year ended September 30, 2000.

                            FORMER STAGECOACH FUNDS

     For the periods indicated below, the following Funds and their predecessor portfolios paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                                      Year-Ended                              Year-Ended
                                       9/30/00                                  9/30/99
                                     ----------                               ----------
Fund                        Fees Paid          Fees Waived          Fees Paid       Fees Waived
----                        ---------          -----------          ---------       -----------
Equity Index                $  693,280         $1,130,732          $1,647,315       $1,035,373
Equity Value                $  886,771         $  359,778          $1,375,903       $1,320,099
Growth                      $2,116,622         $1,255,710          $1,923,826       $1,841,878
International Equity*       $1,131,268         $  593,029          $  641,910       $  463,889
Small Cap Growth            $1,594,682         $1,855,697          $  453,180       $  317,403

__________________

 * These amounts indicate fees paid since September 24, 1997, the commencement date.

                                          Six-Month
                                         Period-Ended                             Year-Ended
                                           9/30/98                                  3/31/98
                                           --------                               ------------
Fund                            Fees Paid           Fees Waived         Fees Paid          Fees Waived
----                            ---------           ----------         -----------        -------------
Equity Index                     $572,998             $158,503         $1,638,127           $288,393
Equity Value                     $843,996             $      0         $1,286,783           $ 95,512
Growth                           $969,698             $      0         $1,753,825           $ 44,284
International  Equity*           $238,297             $ 83,843         $  145,743           $111,696
Small Cap Growth                 $288,703             $ 10,004         $  169,949**         $227,120**

______________________
 * These amounts indicate fees paid since September 24, 1997, the commencement date.

 ** These amounts reflect fees allocated from the Master Portfolio for the Fund as described below.

        Equity Index Fund. Prior to April 29, 1996, the Equity Index Fund
        -----------------
invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding Master Portfolio, which had an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive a monthly fee equal to an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved. For the period between April 29, 1996 and December 15, 1997, a portion of these fees represent advisory fees paid by the Master Portfolio on behalf of the Fund.

        Small Cap Growth Fund. Prior to December 12, 1997, the Stagecoach Small
        ---------------------
Cap Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Stagecoach Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

                              FORMER NORWEST FUNDS

        For the periods indicated below, the following Funds and their predecessors paid to NIM, which is now merged into a wholly owned investment advisory subsidiary of Wells Fargo Bank, the following advisory fees and NIM waived the indicated amounts:

                                                                                Four-Month
                                       Year-Ended                              Period Ended
                                         9/30/00                                 9/30/99
                                       ----------                             -------------
                                 Fees               Fees                Fees                 Fees
Fund                             Paid              Waived               Paid                Waived
----                             ----              -------              ----                ------
Disciplined Growth            $        0         $        0                N/A                   N/A
Diversified Equity            $2,805,122         $2,785,852          $1,588,401             $173,968

                                                                     Four-Month
                                       Year-Ended                   Period Ended
                                         9/30/00                       9/30/99
                                         -------                       -------
Diversified Small Cap         $   82,950         $  143,843     $   31,908       $ 24,502
Equity Income                 $        0         $        0            N/A            N/A
Growth Equity                 $1,233,732         $  746,723     $  586,172       $ 59,981
Index                         $        0         $        0            N/A            N/A
International                 $   40,044         $  108,104     $  235,410
Large Company Growth          $        0         $        0            N/A
Small Cap Opportunities       $2,031,584         $   68,995            N/A
Small Cap Value               $        0         $        0            N/A
Small Company Growth          $        0         $        0            N/A


                                   Year-Ended                          Year-Ended
                                    5/31/99                             5/31/98
                                    --------                            -------
                               Fees            Fees             Fees              Fees
Fund                           Paid           Waived            Paid             Waived
----                           ----           ------            ----             ------
Disciplined Growth                N/A              N/A              N/A               N/A
Diversified Equity         $3,114,665       $1,122,346       $9,600,889        $1,443,556
Diversified Small Cap             N/A              N/A              N/A               N/A
Equity Income              $   27,000       $   14,549       $5,115,544        $        0
Growth Equity              $2,425,572       $        0       $9,032,101        $  410,824
Index                             N/A              N/A              N/A               N/A
International              $  680,154       $        0       $1,474,967        $   75,568
Large Company Growth              N/A              N/A              N/A               N/A
Small Cap Opportunities           N/A              N/A              N/A               N/A
Small Cap Value                   N/A              N/A              N/A               N/A
Small Company Growth              N/A              N/A              N/A               N/A

___________________
* Represents investment advisory fees paid to NIM as the advisor of the core portfolio of Core Trust.

                OTC GROWTH FUND AND SPECIALIZED TECHNOLOGY FUND

      For the period indicated below, the OTC Growth Fund and the Specialized Technology Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                              Year-Ended
                                               9/30/00
                                               -------
         Fund                         Fees Paid       Fees Waived
         ----                         ---------       -----------

         OTC Growth  *                 $15,269          $14,807
         Specialized Technology **     $29,658          $ 9,761

______________
* The amounts indicate fees paid since August 3, 2000, the Fund's commencement date.

** The amounts indicate fees paid since September 18, 2000, the Fund's commencement date.

       General.  Each Fund's Advisory Contract will continue in effect for more
       -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

       Investment Sub-Advisors.  Funds Management has engaged Dresdner RCM
       -----------------------
Global Investors LLC ("Dresdner"); Wells Capital Management Incorporated ("WCM"); Peregrine Capital Management, Inc. ("Peregrine"); Smith Asset Management Group ("Smith"); and Schroder Investment Management North America Inc. ("Schroder") to serve as investment sub-advisors to the stand-alone Funds of the Trust and the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trusts' Board of Trustees and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Funds Management and the Trusts' Board of Trustees and officers may reasonably request.

       Smith, in which Wells Fargo & Co. indirectly holds a minority ownership interest, is the sub-advisor for the OTC Growth Fund. Smith previously provided sub-advisory services through one of its divisions, Golden Capital Management ("Golden"). Golden was spun off as an independent investment advisor in December 2000 and the Fund's individual portfolio managers are currently employees of both Smith and Golden. Upon approval of the Board of Trustees, shareholders of the OTC Growth Fund will receive proxy materials describing the spin-off and will be asked to consider the selection of Golden as the Fund's investment sub-advisor at a meeting anticipated to occur in the second quarter of 2001. Subject to Board and shareholder approval, it is expected that Golden will resume responsibility for the day-to-day operations of the OTC Growth Fund, and that the individual portfolio managers will be employed by Golden.

       As compensation for their sub-advisory services to the core portfolios of Core Trust, WCM, Peregrine, Smith and Schroder are each entitled to receive the following fees:

------------------------------------------------------------------------------
Core Portfolio                      Sub-Advisor                      Fees
------------------------------------------------------------------------------

Disciplined Growth                Smith                        0-175M     0.35%
                                                             175-225M     0.00%
                                                             225-500M     0.25%
                                                                >500M     0.20%
---------------------------------------------------------------------------------
Equity Income                     WCM                          0-200M     0.25%
                                                             200-400M     0.20%
                                                                >400M     0.15%
----------------------------------------------------------------------------------
Index                             WCM                          0-200M     0.02%
                                                                >200M     0.01%
----------------------------------------------------------------------------------
International                     Schroder                     0-100M     0.45%
                                                             100-200M     0.35%
                                                             200-600M     0.20%
                                                                >600M     0.185%
----------------------------------------------------------------------------------
International Equity              WCM                          0-200M     0.35%
                                                             200-400M     0.25%
                                                                >400M     0.15%
----------------------------------------------------------------------------------
Large Company Growth              Peregrine                     0-25M     0.75%
                                                               25-50M     0.60%
                                                              50-275M     0.50%
                                                                >275M     0.30%
----------------------------------------------------------------------------------
Small Cap Index                   WCM                          0-200M     0.02%
                                                                >200M     0.01%
-----------------------------------------------------------------------------------
Small Cap Value                   Smith                        0-110M     0.45%
                                                             110-150M     0.00%
                                                             150-300M     0.30%
                                                                >300M     0.25%
-----------------------------------------------------------------------------------
Small Company Growth              Peregrine                     0-50M     0.90%
                                                              50-180M     0.75%
                                                             180-340M     0.65%
                                                             340-685M     0.50%
                                                             685-735M     0.52%
                                                                >735M     0.55%
-----------------------------------------------------------------------------------
Small Company Value               Peregrine                    0-200M     0.50%
                                                                >200M     0.75%
-----------------------------------------------------------------------------------

     Funds Management has engaged Dresdner, Smith, WCM and Schroder as investment sub-advisors for the stand-alone Funds listed below of the Trust. For providing sub-advisory services, Dresdner, Smith, WCM or Schroder is entitled to receive fees as described below.

------------------------------------------------------------------------------
Fund                              Sub-Advisor            Fee
------------------------------------------------------------------------------
Equity Index                      WCM                      0-200M   0.02%
                                                            >200M   0.01%
------------------------------------------------------------------------------
Equity Value                      WCM                      0-200M   0.25%
                                                         200-400M   0.20%
                                                            >400M   0.15%
------------------------------------------------------------------------------
Growth                            WCM                      0-200M   0.25%
                                                         200-400M   0.20%
                                                            >400M   0.15%
------------------------------------------------------------------------------
International Equity              WCM                      0-200M   0.35%
                                                         200-400M   0.25%
                                                            >400M   0.15%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Fund                                Sub-Advisor                Fee
------------------------------------------------------------------------------
Mid Cap Growth                         WCM                      0-200M  0.25%
                                                              200-400M  0.20%
                                                                 >400M  0.15%
------------------------------------------------------------------------------
OTC Growth                            Smith                     0-250M  0.25%
                                                              250-500M  0.23%
                                                                 >500M  0.20%
------------------------------------------------------------------------------
Small Cap Growth                       WCM                      0-200M  0.25%
                                                              200-400M  0.20%
                                                                 >400M  0.15%
------------------------------------------------------------------------------

Small Cap Opportunities             Schroder                            0.60%
------------------------------------------------------------------------------
Specialized Health Sciences         Dresdner                    0-100M  0.95%
                                                              100-500M  0.65%
                                                                 >500M  0.60%
------------------------------------------------------------------------------
Specialized Technology              Dresdner                    0-100M  1.00%
                                                              100-500M  0.75%
                                                           500M-1,000M  0.60%
                                                                >1000M  0.50%
------------------------------------------------------------------------------

     Equity Index Fund.  Barclays Global Fund Advisors ("BGFA") served as
     -----------------
investment sub-advisor to the predecessor Stagecoach Equity Index Fund through September 30, 1999.

     As compensation for its sub-advisory services, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.02% of the first $500 million of the Fund's average daily net assets and 0.01% of net assets over $500 million. This fee was paid by Wells Fargo Bank or directly by the Fund. For sub-advisory fees paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees were reduced accordingly. The predecessor Master Portfolio was also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, was entitled to receive the fee described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.08% of the Master Portfolio's average daily net assets plus an annual payment of $40,000.

     Administrator.  The Trust has retained Funds Management as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds, except for the Mid Cap Growth, OTC Growth, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the Administrator(s) by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes. The Mid Cap Growth Fund and the Specialized Health Sciences Fund commenced operations after the Funds' fiscal-year end, and thus there are no administrative fees to report for these Funds for the year ended September 30, 2000.

                            FORMER STAGECOACH FUNDS

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator from March 25, 1999 through the date of the Reorganization. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and Stephens received monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     For the periods indicated below, the following Funds and their predecessor portfolios paid the following dollar amounts to Wells Fargo and Stephens for administration and, as applicable, co-administration fees:


                                  Year Ended                         Year Ended
                                    9/30/00                            9/30/99
                                  ----------                           --------
Fund                             Wells Fargo         Total            Wells Fargo        Stephens
----                             -----------         -----            -----------        --------
Equity Index                      $1,094,408        $680,944           $417,374          $263,570
Equity Value                      $  260,445        $270,800           $160,728          $110,072
Growth                            $  698,197        $424,923           $257,541          $167,382
International Equity              $  258,644        $ 74,139           $ 48,462          $ 25,677
Small Cap Growth                  $  578,373        $ 69,322           $ 39,110          $ 30,212

                                          Six-Month
                                         Period Ended                                       Year Ended
                                           9/30/98                                            3/31/98
                                         ------------                                       ----------
   Fund                       Total      Wells Fargo     Stephens           Total           Wells Fargo        Stephens
   ----                       -----      -----------     --------           -----           -----------        --------
Equity Index                $204,820      $88,073        $116,747         $306,855           $205,593         $101,262
Equity Value                $118,003      $50,741        $ 67,262         $170,979           $114,556         $ 56,423
Growth                      $145,471      $62,553        $ 82,918         $238,706           $159,933         $ 78,773
International Equity *      $ 19,247      $ 8,276        $ 10,971         $ 22,395           $ 15,005         $  7,390
Small Cap Growth            $ 22,244      $ 9,565        $ 12,679         $ 41,139           $ 27,563         $ 13,576

    _____________
     * These amounts reflect fees paid from September 24, 1997, the Fund's commencement date, until March 31, 1998.

                             FORMER NORWEST FUNDS

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAdS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds and their predecessor portfolios paid the following dollar amounts to Wells Fargo and Forum/FAdS for administration fees:

                                                    Four-Month
                               Year Ended          Period Ended       Year Ended        Year Ended        Year Ended
                                 9/30/00              9/30/99          5/31/99           5/31/98           5/31/97
                               ----------            --------         --------          --------          --------

                                  Wells            Wells Fargo
Fund                              Fargo             Forum/FAdS        Forum/FAdS        Forum/FAdS        Forum/FAdS
----                              -----             ----------        ----------        ----------        ----------
Disciplined Growth             $   48,750            $      0          $      0          $      0            N/A
Diversified Equity             $3,134,337            $      0          $224,046          $783,790          $      0
Diversified Small Cap          $  128,913            $      0          $  9,749          $      0            N/A
Equity Income                  $1,541,674            $131,587          $344,522          $      0          $      0
Growth Equity                  $1,116,704            $      0          $104,378          $      0          $      0
Index                          $  816,006            $      0          $ 66,842          $      0          $      0
International                  $  459,496            $ 38,690          $941,855          $604,247          $166,438
Large Company
   Growth                      $  905,609            $ 42,239          $      0          $      0          $      0
Small Cap
   Opportunities               $  341,299            $  8,745          $627,508          $167,854          $      0
Small Cap Value                $    9,953            $      0          $  6,058          $      0             N/A
Small Company
   Growth                      $  781,770            $ 23,255          $ 51,168          $      0          $ 19,110

                OTC GROWTH FUND AND SPECIALIZED TECHNOLOGY FUND

     For the periods indicated below, the OTC Growth Fund and the Specialized Technology Fund paid the following dollar amounts to Wells Fargo Bank for administration fees:

                                       Year Ended
                                         9/30/00
                                         -------

     Fund                             Wells Fargo
     ----                             -----------
     OTC Growth *                      $  6,941
     Specialized Technology **         $  5,632

____________________
 * The amounts indicate fees paid since August 3, 2000, the Fund's commencement date.

 ** The amounts indicate fees paid since September 18, 2000, the Fund's commencement date.

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the

"Rule") for their Class B and Class C shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens up to 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Stephens has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

                               DISTRIBUTION FEES

                                                                                               Comp.
                                                   Printing, Mailing    Compensation to         to           Other
     Fund                  Total     Advertising     & Prospectus         Underwriters        Br/Dlrs      (Explain)
     ----                  -----     -----------     ------------         ------------        -------      ---------
Diversified
Equity
   Class B              $1,025,350                                                                        $1,025,350
   Class C              $   39,832                                           $32,193          $  7,639

Diversified
Small Cap
   Class A              $      126                                           $   126
   Class B              $    5,430                                                                        $    5,430

                                                                                                Comp.
                                                Printing, Mailing    Compensation to             to                   Other
    Fund                Total     Advertising     & Prospectus         Underwriters            Br/Dlrs              (Explain)
    ----                -----     -----------     ------------         ------------            -------               -------
Equity
Income
   Class B           $1,200,654                                                                                     $1,200,654
   Class C           $   37,120                                          $32,271              $  4,849

Equity Index
   Class B           $  666,918                                                                                     $  666,918

Equity Value
  Class B            $  385,607                                                                                     $  385,607
  Class C            $    5,627                                          $ 2,144              $  3,483

Growth
  Class B            $  537,374                                                                                     $  537,374

Growth Equity
  Class B
  Class C            $  178,615
                     $    8,914                                          $ 7,700              $  1,214              $  178,615

International
  Class B            $   21,872                                                                                     $   21,872

International
Equity
  Class B            $  429,354                                                                                     $  429,354
  Class C            $   14,904                                          $11,995              $  2,909

Large
Company
Growth
  Class A            $   20,221                                                                                     $   20,221
  Class B            $2,614,384                                                                                     $2,614,384
  Class C            $   84,126                                          $78,737              $  5,389

Small Cap
Growth
  Class B            $  620,628                                                                                     $  620,628
  Class C            $  164,898                                          $52,463              $132,135

Small Cap
Opportunities
  Class B            $   35,869                                                                                     $   35,869

                                                                                                Comp.
                                                Printing, Mailing    Compensation to             to                   Other
  Fund                  Total     Advertising     & Prospectus         Underwriters            Br/Dlrs              (Explain)
  ----                  -----     -----------     ------------         ------------            -------               -------
Specialized
Technology
  Class B            $  13,299                                                                                     $   13,299
  Class C            $   3,802                                           $ 3,791            $   11

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

    Shareholder Servicing Agent.  The Funds have approved a Servicing Plan and
    ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including

Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund as indicated below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund                                                 Fee
----                                                 ---

Disciplined Growth
  Institutional                                      N/A

Diversified Equity
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                                N/A

Diversified Small Cap
  Class A                                           0.25%
  Class B                                           0.25%
  Institutional Class                               0.10%

Equity Income
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                                N/A

Fund                                                 Fee
----                                                 ---

Equity Index
  Class A                                           0.25%
  Class B                                           0.25%
  Class O                                           0.20%

Equity Value
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                                N/A

Growth
  Class A                                           0.25%
  Class B                                           0.25%
  Institutional Class                                N/A

Growth Equity
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                                N/A

Index
  Institutional Class                                N/A

International
  Class A                                           0.25%
  Class B                                           0.25%
  Institutional Class                                N/A

International Equity
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                                N/A

Large Company Growth
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                                N/A

Fund                                                 Fee
----                                                 ---

Mid Cap Growth
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%

OTC Growth
  Class O                                           0.25%

Small Cap Growth
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%
  Institutional Class                               0.10%

Small Cap Opportunities
  Class A                                           0.25%
  Class B                                           0.25%
  Institutional Class/1/                            0.10%

Small Cap Value
  Class A                                           0.25%
  Class B                                           0.25%
  Institutional Class                               0.10%

Small Company Growth
  Institutional Class                               0.10%

Specialized Health Sciences Fund
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%

Specialized Technology Fund
  Class A                                           0.25%
  Class B                                           0.25%
  Class C                                           0.25%

________________
     /1/  /The Fund  has re-opened this Class to new investors.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or
     ---------
"Custodian"), formerly known as Norwest Bank Minnesota, N.A., located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund except for the International Equity Fund for which Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian. The custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank MN is entitled to receive 0.02% of the average daily net assets of each Fund except the Gateway Funds. The Gateways Funds are not charged a custody fee at the Gateway level, provided that they remain Gateway Funds and Wells Fargo Bank MN receives custodial fees for the Core Trust Portfolios. With respect to the International Equity Fund, IBT is entitled to receive a domestic custody fee of 0.01% of the average daily net assets of the Fund and transaction fees and basis point fees depending on the county in which the foreign assets are held.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. For the Equity Funds of the Trust for the fiscal year ended September 30, 2000, the aggregate dollar amount of underwriting commissions paid to Stephens was $5,764,715.88. Of this amount, Stephens retained $847,879.00.

     Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach Fund family and Norwest Fund family.

                             STAGECOACH FUND, INC.
                             ---------------------

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach Fund family and the amounts retained by Stephens are as follows:


                 Period-Ended                              Period-Ended
                   9/30/99                                   9/30/98
                   -------                                   -------

           Paid         Retained                       Paid        Retained
           ----         --------                       ----        --------
        $6,214,051     $2,289,826                    $6,146,848  $1,684,758


     For the year ended September 30, 1999, Wells Fargo Securities Inc., an affiliated broker-dealer of the Trust, retained $2,324,394.93.

                            NORWEST ADVANTAGE FUNDS
                            -----------------------

     For the fiscal year ended September 30, 2000, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds was $655,406. Forum did not retain any of this amount. For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amounts retained by Forum are as follows:

                                 Four-Month
                                Period Ended            Year Ended                     Year Ended
                                   9/30/99                5/31/99                        5/31/98
                                   -------                -------                        -------

                             Paid      Retained     Paid          Retained           Paid          Retained
                             ----      --------     ----          --------           ----          --------
Diversified Equity
   Class A                 $25,774     $ 0         $  611,000    $       0       $  853,000        $70,000

Diversified Small  Cap
   Class A                 $   129     $ 0         $   10,000    $       0        N/A               N/A

Equity Income
   Class A                 $61,198     $ 0         $  720,000    $  44,000        $ 692,000        $69,000

Growth Equity
   Class A                 $ 1,926     $ 0         $   66,000    $   4,000        $ 173,000        $17,000

International
   Class A                 $   697     $ 0         $   15,000    $   1,000        $  12,000        $ 1,000

Large Company
  Growth
   Class A                 $91,235     $ 0         $2,227,000    $ 142,000        N/A              N/A

Small Cap
  Opportunity
   Class A                 $   997     $ 0         $   21,000    $       0        $ 148,000        $12,000

Small Company
  Growth
     Class A               $     0     $ 0         $   23,000    $   2,000        $  28,000        $ 3,000

     For the year ended May 31, 1999, Norwest Investment Services, Inc. received $4,049,102.

     Code of Ethics.  The Fund Complex, the Advisor, the Sub-Advisors and
     --------------
Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Advisor, Sub-Advisors and Stephens are on public file with, and are available from, the SEC.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

     Average Annual Total Return for the Year Ended September 30, 2000/1/
     -----------------------------------------------------------------

                                                               Ten          Five           One
                                           Inception/2/        Year         Year          Year
                                           ------------        ----         ----          ----
Disciplined Growth
  Institutional                                   11.13       N/A          N/A            19.65

                                                               Ten         Five           One
                                           Inception/2/        Year        Year          Year
                                           ------------        ----        ----          ----
Diversified Equity
  Class A                                         16.05        17.34       16.87         9.32
  Class B                                         15.75        17.16       17.16        10.10
  Class C                                         15.80        17.20       17.44        14.11
  Institutional Class                             16.63        18.04       18.26        15.99

Diversified Small Cap
  Class A                                          1.81          N/A         N/A        16.58
  Class B                                          2.29          N/A         N/A        17.66
  Institutional Class                              4.14          N/A         N/A        23.95

Equity Income
  Class A                                         14.37        15.24       14.19        -4.65
  Class B                                         14.11        15.06       14.46        -4.26
  Class C                                         14.10        15.05       14.67        -0.53
 Institutional Class                              14.98        15.95       15.60         1.39

Equity Index
  Class A                                         15.43        17.56       19.19         5.96
  Class B                                         15.07        17.53       19.57         6.58
  Class O                                         16.08        18.50       20.91        12.87
                                                    N/A          N/A         N/A          N/A
Equity Value
  Class A                                         11.91        14.08       11.37         5.67
  Class B                                         11.83        14.03       11.77         6.56
  Class C                                         11.82        14.02       12.00        10.24
  Institutional Class                             12.67        14.88       12.92        12.18

Growth
  Class A                                         15.44        15.62       16.66         7.84
  Class B                                         15.38        15.56       16.99         8.53
  Institutional Class                             16.15        16.34       18.12        14.55

Growth Equity
  Class A                                         15.63        17.85       15.13        17.82
  Class B                                         15.38        17.68       15.41        19.11
  Class C                                         15.46        17.76       15.81        23.11
  Institutional Class                             16.26        18.58       16.56        25.32

Index
  Institutional Class                             15.30        18.95       21.30        13.06

                                                               Ten          Five           One
                                           Inception/2/        Year         Year          Year
                                           ------------        ----         ----          ----
International
  Class A                                          8.04        10.05        8.63         9.15
  Class B                                          7.71         9.88        8.78         9.85
  Institutional Class                              8.54        10.73        9.94        15.98

International Equity
  Class A                                         13.27          N/A         N/A        14.70
  Class B                                         13.95          N/A         N/A        15.65
  Class C                                         14.73          N/A         N/A        19.72
  Institutional Class                             15.68          N/A         N/A        22.17

Large Company Growth
  Class A                                         17.51        22.74       25.74        24.88
  Class B                                         17.05        22.61       26.25        26.75
  Institutional Class                             17.05        22.61       26.41        30.77
                                                  17.92        23.51       27.33        32.74
Small Cap Growth
  Class A                                         31.92          N/A       26.16        70.62
  Class B                                         32.34          N/A       26.68        74.74
  Class C                                         32.37          N/A       26.82        78.72
  Institutional Class                             34.21          N/A       28.67        81.35

Small Cap Opportunities
  Class A                                         18.81          N/A       16.21        37.56
  Class B                                         18.91          N/A       16.50        39.93
  Institutional Class                             19.83          N/A       17.63        46.20

Small Cap Value
  Institutional Class                              2.10          N/A         N/A        24.79

Small Company Growth
  Institutional Class                             16.77        21.30       12.28        34.00

______________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

          Cumulative Total Return:  In addition to the above performance
          -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all

Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

        Cumulative Total Return for the Year Ended September 30, 2000/1/
        -------------------------------------------------------------

                                                     Ten      Five        One
                                  Inception/2/       Year     Year        Year
                                  ------------       ----     ----        ----

Disciplined Growth
  Institutional                        36.66          N/A       N/A      19.65

Diversified Equity
  Class A                             474.66       395.00    118.05       9.32
  Class B                             457.70       387.45    120.76      10.10
  Class C                             460.18       388.82    123.40      14.11
  Institutional Class                 509.61       425.12    131.31      15.99

Diversified Small Cap
  Class A                               5.06          N/A       N/A      16.58
  Class B                               6.41          N/A       N/A      17.66
  Institutional Class                  11.80          N/A       N/A      23.95

Equity Income
  Class A                             368.56       313.12     94.17      -4.65
  Class B                             356.24       306.83     96.46      -4.26
  Class C                             355.96       306.42     98.23      -0.53
  Institutional Class                 398.15       339.21    106.43       1.39

Equity Index
  Class A                             995.72       404.14    140.51       5.96
  Class B                             939.75       402.78    144.44       6.58
  Class O                            1102.83       445.99    158.42      12.87

Equity Value
  Class A                             216.81       273.48     71.33       5.67
  Class B                             214.42       271.65     74.43       6.56
  Class C                             214.07       271.24     76.23      10.24
  Institutional Class                 239.54       300.40     83.63      12.18

Growth
  Class A                             330.31       327.09    116.09       7.84
  Class B                             327.85       324.87    119.19       8.53
  Institutional Class                 357.79       354.15    129.93      14.55

Growth Equity
  Class A                             425.26       416.80    102.30      17.82

                                                     Ten      Five        One
                                    Inception/2/     Year     Year        Year
                                    ------------     ----     ----        ----

  Class B                             412.49       409.33    104.75      19.11
  Class C                             416.08       412.96    108.35      23.11
  Institutional Class                 458.55       449.55    115.12      25.32

Index
  Institutional Class                 599.62       467.27    162.60      13.06

International
  Class A                             177.72       160.64     51.26       9.15
  Class B                             166.76       156.45     52.35       9.85
  Institutional Class                 195.20       177.06     60.61      15.98

Large Company Growth
  Class A                            1652.61       675.95    214.33      24.88
  Class B                            1534.99       667.99    220.73      26.75
  Institutional Class                1535.16       668.07    222.77      30.77
                                     1765.65       726.36    234.75      32.74
Small Cap Growth
  Class A                             414.42          N/A    219.56      70.62
  Class B                             424.10          N/A    226.19      74.74
  Class C                             424.86          N/A    228.04      78.72
  Institutional Class                 469.61          N/A    252.70      81.35

Small Cap Opportunities
  Class A                             243.85          N/A    111.94      37.56
  Class B                             245.83          N/A    114.58      39.93
  Institutional Class                 265.43          N/A    125.24      46.20

Small Cap Value
  Institutional Class                   6.33          N/A       N/A      24.79

Small Company Growth
  Institutional Class                1465.99       589.38     78.48      34.00

_______________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank and Funds Management, as Shareholder Servicing Agents for the Wells Fargo Funds Trust Funds, provide various services to their customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust Funds' account information through Automated Teller Machines
(ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that WCM (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets under management. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

     The Trust also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep

Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that the advisor may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by the advisor to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels.
Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from the advisor customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of the advisor (and its affiliates) as one of the largest money managers in the United States.

     The Trust also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. If the values reported on a foreign exchange are materially affected by events occurring after the close of the foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

     For the International Equity and International Funds, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board of Trustees, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

           The dealer reallowance for Class A shares is as follows:

        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
                                      FRONT-END SALES            FRONT-END SALES                DEALER
                                        CHARGE AS %                CHARGE AS %                ALLOWANCE
                 AMOUNT                  OF PUBLIC                OF NET AMOUNT             AS % OF PUBLIC
              OF PURCHASE              OFFERING PRICE               INVESTED                OFFERING PRICE
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        Less than $50,000                   5.75%                     6.10%                     5.00%
        -----------------------------------------------------------------------------------------------------
        $50,000 to $99,999                  4.75%                     4.99%                     4.00%
        -----------------------------------------------------------------------------------------------------
        $100,000 to $249,999                3.75%                     3.90%                     3.00%
        -----------------------------------------------------------------------------------------------------
        $250,000 to $499,999                2.75%                     2.83%                     2.25%
        -----------------------------------------------------------------------------------------------------
        $500,000 to $999,999                2.00%                     2.04%                     1.75%
        -----------------------------------------------------------------------------------------------------
        $1,000,000 and over/1/              0.00%                     0.00%                     1.00%
        -----------------------------------------------------------------------------------------------------

        /1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions Through Brokers and/or Their Affiliates.  A
     ------------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent.  Employees of
     ---------------------------------------------------------
Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at net asset value.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, and the supervision of the advisor, each Fund's sub-advisor is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the sub-advisor to obtain the best results taking into account the dealer's general execution and operational facilities, including, without limitation, the size and type of transaction involved, the dealer's risk in positioning the securities involved, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. While the sub-advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, the sub-advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the sub-advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     The sub-advisor may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the sub-advisor. By allocating transactions in this manner, the sub-advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the sub-advisort under the Advisory Contracts, and the expenses of the sub-advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Funds Management places securities transactions for a Fund may be used by the sub-advisor in servicing its other accounts, and not all of these services may be used by the sub-advisor in connection with advising the Funds. For the fiscal year ended September 30, 2000, the sub-advisors directed transactions in the aggregate amounts and paid total commissions in the amounts shown below as indicated:

     Sub-Adviser           Transaction Value            Commissions Paid
     -----------           -----------------            ----------------

     WCM*                   $1,801,074,452                 $2,245,403

     Peregrine              $    9,480,168                 $  533,286

     Schroder               $    6,121,974                 $  589,502

     Smith                  $   15,912,366                 $  714,896

     * Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Wells Fargo Core Trust.

     None of the other sub-advisors participate in such directed brokerage practices.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when a sub-advisor deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

     Brokerage Commissions.  For the fiscal year ended September 30, 2000, the
     ----------------------
following Funds paid the following brokerage commissions:

          ----------------------------------------------------
          Fund                             Total Commissions
          ----                             -----------------
          ----------------------------------------------------
          Equity Index                       $   50,274
          ----------------------------------------------------
          Equity Value                       $  247,092
          ----------------------------------------------------
          Growth                             $  496,602
          ----------------------------------------------------
          International Equity               $  239,101
          ----------------------------------------------------
          OTC Growth                         $    9,144
          ----------------------------------------------------
          Small Cap Growth                   $  792,947
          ----------------------------------------------------
          Small Cap Opportunities            $1,167,151
          ----------------------------------------------------
          Specialized Technology             $   18,602
          ----------------------------------------------------

     No commissions were paid to affiliated brokers. No commissions were paid by any of the other Funds in this SAI during this period.

     Securities of Regular Broker-Dealers. As of September 30, 2000, the
     ------------------------------------
following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

     Fund                    Broker-Dealer                            Amount
     ----                    -------------                            ------

     Equity Index            PaineWebber Incorporated              $   545,040

     Growth                  Merrill Lynch Pierce Fenner & Smith   $30,096,000
                             Morgan Stanley                        $ 4,765,487

     International Equity    Julius Baer                            900 shares*

     Specialized Technology  Bear Stearns                          $12,915,761

     * Value on Swiss exchange not available.


                                 FUND EXPENSES

     From time to time, Funds Management and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

     Except for the expenses borne by Funds Management and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Funds Management or any of their affiliates; Advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify each Fund as a
     -------
"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, income, gains and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net income and gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income, short-term capital gain and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net income and gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains (if any) by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Investment though Core or Master Portfolios.  Some of the Funds seek to
     -------------------------------------------
qualify as a regulated investment company by investing substantially all of their assets in a core or master portfolio. Each core and master portfolio will be treated as a non-publicly traded partnership (or, in the event that a gateway or feeder Fund is the sole investor in the corresponding core or master portfolio, as disregarded from the gateway or feeder Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a core or master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding core or feeder Fund, regardless of whether any amounts are actually distributed by the core or master portfolio. Each investor in a core or master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular core or master portfolio and the Code and Treasury Regulations promulgated thereunder, in determining such investor's federal income tax liability. Therefore, to the extent that a core or master portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding gateway or feeder Fund would be deemed to have realized its proportionate share of such income without receipt of any corresponding distribution. However, each of the core and master portfolios will seek to minimize recognition by its investors (such as a corresponding gateway or feeder
Fund) of interest, dividends and gains without a corresponding distribution. Furthermore, each core and master portfolio's assets, income and distributions will be managed in such a way that an investor in a core or master portfolio will be able to continue to qualify as a regulated investment company by investing substantially all of its assets through the core or master portfolio.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a "Section 1256 contract" generally will result in a realized capital gain or loss for Federal income tax purposes. "Section 1256 contracts" include regulated futures contracts, certain foreign currency contracts and nonequity options. Section 1256 contracts held at the end of each taxable year of a Fund will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     The amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Funds do not expect to enter into any derivative contracts, and, therefore, does not expect to be subject to these rules.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its tax basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its tax basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss), notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes.  Income and gains received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders foreign taxes paid by the Fund, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund and International Fund expect to qualify for and make the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

     An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is not able to exercise primary supervision over administration of that trust or one or more U.S. persons do not have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation or (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding. Special withholding tax rules apply to distributions to foreign partnerships. Under new Treasury Regulations, a Fund can estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan.  The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are twenty of the funds of the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 10, 2001 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 10, 2001

                                        Name and                       Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------
Disciplined Growth Class                                                                 65.27%
  Institutional                Wells Fargo Bank MN NA FBO
                               Performa Disciplined Growth Fund
                               Attn:  Mutual Funds OPS
                               PO Box 1533
                               Minneapolis, MN  55480-1533

                               Wells Fargo Bank MN NA FBO                                26.55%
                               Performa Disciplined Growth Fund
                               Attn:  Mutual Funds OPS
                               PO Box 1533
                               Minneapolis, MN  55480-1533

Diversified Equity
  Class A                      City of Hastings Nebraska                                 11.17%

                                        Name and                       Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------
                               Retirement Plan
                               c/o Great West Record Keeper
                               8515 E. Orchard Road, #2T2
                               Englewood, CO  80111-5037

  Class B                      N/A

  Class C                      Dean Witter for the Benefit of                              8.14%
                               Wells Fargo Bank Loan Collateral
                               PO Box 250
                               Church Street Station
                               New York, NY 10008-0250

                               EMJAYCO                                                    29.94%
                               Omnibus Account
                               17909 P.O. Box
                               Milwaukee, WI 53217-0909

                               Wells Fargo Investments LLC                                 9.30%
                               A/C 5000-9438
                               420 Montgomery Street
                               San Francisco, CA 94104-1298

  Institutional Class          Wells Fargo Bank MN NA FBO                                 89.09%
                               Diversified Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

Diversified Small Cap
  Class A                      Charles Schwab & Co., Inc.                                  5.38%
                               Special Custody Account
                               Exclusive FBO The Customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

                               Dean Witter for the Benefit of                              7.78%
                               Chang Lee
                               P.O. Box 250
                               Church Street Station
                               New York, NY 10008-0250

                               Dean Witter for the Benefit of                              5.74%
                               Wells Fargo QRP Cust for
                               P.O. Box 250
                               Church Street Station
                               New York, NY 10008-0250

                               Wells Fargo Investments LLC                                 7.75%
                               A/C 2996-2239

                                        Name and                       Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------
                               420 Montgomery Street
                               San Francisco, CA  94104-1298

                               Wells Fargo Investments LLC                                 5.97%
                               A/C 8723-2777
                               420 Montgomery Street
                               San Francisco, CA 94104-1298

  Class B                      Wells Fargo Investments LLC                                 5.59%
                               A/C 1501-6311
                               420 Montgomery Street
                               San Francisco, CA 94104-1298

  Institutional Class          Wells Fargo Bank MN NA FBO                                 82.16%
                               Diversified Small Cap Fund I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank MN NA FBO                                 11.01%
                               Diversified Small Cap Fund I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank MN NA FBO                                  6.53%
                               Diversified Small Cap Fund I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

Equity Income
  Class A                      PFPC Brokerage Services                                    17.51%
                               FBO Wells Fargo
                               211 South Gulph Road
                               King of Prussia, PA 19406-3101

  Class B                      N/A

  Class C                      EMJAYCO                                                    24.96%
                               Onmibus Account
                               17909 P.O. Box
                               Milwaukee, WI 53217-0909

                               Wells Fargo Investments LLC                                 9.42%
                               A/C 4668-9840
                               420 Montgomery Street
                               San Francisco, CA 94104-1298

                               Wells Fargo Investments LLC                                 5.68%

                                        Name and                       Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------
                               A/C 5576-7165
                               420 Montgomery Street
                               San Francisco, CA 94104-1298

  Institutional Class          Wells Fargo Bank MN NA FBO                                 32.43%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank MN NA FBO                                 30.15%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank MN NA FBO                                 24.86%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Firlin & Co.                                                5.31%
                               c/o National Bank of Commerce
                               Attn: Trust Resources
                               PO Box 82408
                               Lincoln, NE 68501-2408

Equity Index
  Class A                      N/A

  Class B                      N/A

  Class O                      Attn: Mutual Funds Dept.                                    8.23%
                               FISERV Securities Inc.
                               FAO 68543982
                               One Commerce Square
                               2005 Market Street
                               Suite 1200
                               Philadelphia, PA 19103-7008

                               Stephens Group                                             89.29%
                               Attn: Jolene Johnson
                               111 Center Street
                               Little Rock, AZ 72201-4402

Equity Value

                                  Name and                           Type of            Percentage
        Fund                      Address                           Ownership            of Class
        ----                      -------                           ---------            --------

  Class A               N/A

  Class B               N/A

  Class C               Dean Witter For The Benefit Of                                    6.21%
                        Herbert & Erika EMKE TTEE FBO
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Cust. For                                    6.57%
                        Jose E. Altamirano
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter For The Benefit Of                                    8.03%
                        Yoon-Kwong Lee
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Cust. For                                    9.66%
                        William C. Barrette
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250
                        Dean Witter Reynolds Inc. C/F                                     8.78%
                        Thomas J. Perlite
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

  Institutional Class   Wells Fargo Bank MN NA FBO                                       46.11%
                        Stagecoach Equity Value CL I
                        Attn:  Mutual Fund OPS
                        PO Box 1533
                        Minneapolis, MN 55480-1533

                        Wells Fargo Bank MN NA FBO                                       10.46%
                        Wells Fargo Equity Value C/C I
                        Attn:  Mutual Fund OPS
                        PO Box 1533
                        Minneapolis, MN 55480-1533

                        Wells Fargo Bank MN NA FBO                                       34.75%
                        Wells Fargo Equity Value C/R I
                        Attn:  Mutual Fund OPS
                        PO Box 1533
                        Minneapolis, MN 55480-1533

Growth Fund
  Class A               PFPC Brokerage Services                                          15.76%

                                     Name and                           Type of            Percentage
        Fund                         Address                           Ownership            of Class
        ----                         -------                           ---------            --------

                           FBO Wells Fargo
                           211 South Gulph Road
                           King of Prussia, PA  19406-3101

  Class B                  N/A

  Institutional Class      Wells Fargo Bank MN NA FBO                                        38.55%
                           ValuGrowth Stock Fund I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

                           Wells Fargo Bank MN NA FBO                                        30.28%
                           ValuGrowth Stock Fund I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

                           Wells Fargo Bank MN NA FBO                                        21.77%
                           ValuGrowth Stock Fund I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

Growth Equity Fund
  Class A                  N/A

  Class B                  N/A

  Class C                  EMJAYCO                                                           86.58%
                           Omnibus Account
                           17909 P.O. Box
                           Milwaukee, WI  53217-0909

  Institutional Class      Wells Fargo Bank MN NA FBO                                        94.00%
                           Growth Equity I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

Index Fund
  Institutional Class      Wells Fargo Bank MN NA FBO                                        68.01%
                           Index Fund I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

                           Wells Fargo Bank MN NA FBO                                        16.69%
                           Index Fund I

                                              Name and                           Type of            Percentage
        Fund                                  Address                           Ownership            of Class
        ----                                  -------                           ---------            --------

                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN  55480-1533

                                    Wells Fargo Bank MN NA FBO                                         6.84%
                                    Index Fund I
                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN  55480-1533

International Fund
  Class A                           N/A

  Class B                           N/A

  Institutional Class               Wells Fargo Bank MN NA FBOP                                        6.58%
                                    International Fund I
                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN  55480-1533

                                    Wells Fargo Bank MN NA FBOP
                                    International Fund I                                              13.63%
                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN  55480-1533

                                    Wells Fargo Bank MN NA FBOP
                                    International Fund I
                                    Attn:  Mutual Fund OPS                                            78.68%
                                    P.O. Box 1533
                                    Minneapolis, MN  55480-1533

International Equity Fund
  Class A                           Charles Schwab & Co, Inc.                                          9.55%
                                    Special Custody Account
                                    Exclusively FBO The Customers
                                    101 Montgomery Street
                                    San Francisco, CA  94104-4122

  Class B                           N/A

  Class C                           Dean Witter For The Benefit Of
                                    Lois Levine Mundie
                                    P.O. Box 250 Church Street Station                                 5.46%
                                    New York, NY  10008-0250

                                    EMJAYCO
                                    Omnibus Account

                                           Name and                           Type of            Percentage
        Fund                               Address                           Ownership            of Class
        ----                               -------                           ---------            --------

                                 P.O. Box 17909                                                    16.47%
                                 Milwaukee, WI  53217

  Institutional Class            Wells Fargo Bank MN NA FBO                                        10.77%
                                 Wells Fargo Int. Equity Fund CL I
                                 Attn:  Mutual Fund OPS
                                 P.O. Box 1533
                                 Minneapolis, MN  55480-1533

                                 Wells Fargo Bank MN NA FBO                                        30.85%
                                 Wells Fargo Int. Equity Fund CL I
                                 Attn:  Mutual Fund OPS
                                 P.O. Box 1533
                                 Minneapolis, MN  55480-1533

                                 Wells Fargo Bank MN NA FBO                                        41.78%
                                 Wells Fargo Int. Equity Fund CL I
                                 Attn:  Mutual Fund OPS
                                 P.O. Box 1533
                                 Minneapolis, MN  55480-1533

                                 Virg. & Co.                                                       11.17%
                                 FBO Community Foundation
                                 Silicon Valley
                                 4380 SW Macadam
                                 Suite 450
                                 Portland, OR  97201-6407

Large Company Growth Fund
  Class A                        Merrill Lynch Trust Co. TTEE                                      24.75%
                                 FBO Qualified Retirement Plans
                                 Attn:  Philb Kolb
                                 265 Davidson Avenue 4th Floor
                                 Somerset, NJ  08873-4120

  Class B                        N/A

  Class C                        MLPF&S For the Sole Benefit of Its                                11.97%
                                 Customers
                                 Attn:  Mutual Fund Administration
                                 4800 Deer Lake Drive East
                                 3rd Floor
                                 Jacksonville, FL  32246-6484

                                 EMJAYCO                                                           11.10%
                                 Omnibus Account
                                 17909 P.O. Box
                                 Milwaukee, WI  53217

                                  Name and                           Type of            Percentage
        Fund                      Address                           Ownership            of Class
        ----                      -------                           ---------            --------

  Institutional Class   Wells Fargo Bank MN NA FBO                                        69.06%
                        Large Company Growth I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Wells Fargo Bank MN NA FBO                                        16.73%
                        Large Company Growth I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533
                                                                                           9.18%
                        Wells Fargo Bank MN NA FBO
                        Large Company Growth I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

Mid Cap Growth Fund
  Class A               Wells Fargo Bank MN NA                                             6.22%
                        FBO Dora DeLarosa 10247800
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Stephens Group                                                    18.84%
                        Attn:  Jolene Johnson
                        111 Center Street
                        Little Rock, AR  72201-4402

  Class B               N/A

  Class C               Dean Witter For the Benefit of                                     6.72%
                        Maureen O'Sullivan
                        P.O. Box 250 Church Street Station
                        New York, NY 10008-0250

                        Dean Witter For the Benefit of                                    26.69%
                        Jean Newhall TTEE
                        PO Box 250 Church Street Station
                        New York, NY 10008-0250

                        Wells Fargo Investments LLC                                        5.58%
                        A/C 1998-8675
                        420 Montgomery Street
                        San Francisco, CA  94104-1298

                        Wells Fargo Investments LLC                                       11.24%
                        A/C 4722-4445
                        420 Montgomery Street

                                        Name and                      Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------

                        San Francisco, CA  94104-1298
OTC Growth Fund
  Class O               Wells Fargo Bank                                                   99.12%
                        FBO WF Growth Equity Fund
                        P.O. Box 1533
                        Minneapolis, MN 55480-1533
Small Cap Growth Fund
  Class A               PFPC Brokerage Services                                            14.47%
                        FBO Wells Fargo
                        211 South Gulph Road
                        King of Prussia, PA  19406-3101

                        Fidelity Investments Institutional                                  5.38%
                        Operations Co Inc (FIIOC) As Agent for
                        Certain Employee Benefit Plans
                        100 Magellan Way KWIC
                        Covington, KY  41015-1999

                        Charles Schwab & Co., Inc.                                          5.09%
                        Special Custody Account
                        Exclusively FBO The Customers
                        101 Montgomery Street
                        San Francisco, CA  94104-4122

  Class B               N/A

  Class C               MLPF&S For  The Sole Benefit of its                                32.06%
                        Customers
                        Attn:  Mutual Fund Administration
                        4800 Deer Lake Drive East 3rd Floor
                        Jacksonville, FL  32246-6484

                        EMJAYCO                                                            10.21%
                        Omnibus Account
                        PO Box 17909
                        Milwaukee, WI  53217

  Institutional Class   Wells Fargo Bank MN NA FBO                                         50.46%
                        Small Company Stock Fund I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Wells Fargo Bank MN NA FBO                                         19.24%
                        Small Company Stock Fund I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                                        Name and                      Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------

                        Wells Fargo Bank MN NA FBO                                         12.30%
                        Small Company Stock Fund I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

Small Cap Opportunities
  Fund                  N/A
  Class A

  Class B               N/A

  Institutional Class   EMSEG & Co.                                                        79.24%
                        Small Cap Opportunities Fund I
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        EMSEG & Co.                                                        10.57%
                        Small Cap Opportunities Fund I
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450
Small Cap Value Fund
  Institutional Class   Wells Fargo Bank MN NA FBO                                         37.43%
                        Performa Small Cap Value Fund
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Wells Fargo Bank MN NA FBO                                          6.07%
                        Performa Small Cap Value Fund
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Firlin & Co                                                        16.74%
                        c/o National Bank of Commerce
                        Attn:  Trust Resources
                        P.O. Box 82408
                        Lincoln, NE 68501-2408

                        Firlin & Co                                                        25.22%
                        c/o National Bank of Commerce
                        Attn:  Trust Resources
                        P.O. Box 82408

                                        Name and                      Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------

                        Lincoln, NE 68501-2408

                        Firlin & Co                                                         6.77%
                        c/o National Bank of Commerce
                        Attn:  Trust Resources
                        P.O. Box 82408
                        Lincoln, NE 68501-2408

Small Company Growth
  Fund
  Institutional Class   Wells Fargo Bank MN NA FBO                                         10.47%
                        Small Company Growth I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Wells Fargo Bank MN NA FBO                                         67.02%
                        Small Company Growth I
                        Attn:  Mutual Fund OPS
                        P.O. Box 1533
                        Minneapolis, MN  55480-1533

                        Vanguard Fiduciary TR Co.                                           7.17%
                        FBO Burlington Northern
                        VM 613 Attn. Specialized Services
                        P.O. Box 2900
                        Valley Forge, PA  19482-2900
Specialized
 Technology Fund
  Class A               Charles Schwab & Co., Inc.                                          7.77%
                        Special Custody Account
                        Exclusively FBO The Customers
                        Attn:  Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA  94104-4122


  Class B               N/A

  Class C               MLPF&S For the Sole Benefit of its                                  5.46%
                        Customers
                        Attn:  Mutual Fund Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL 32246-6484
                                                                                            7.16%
                        Wells Fargo Investments LLC
                        A/C  8547-9949
                        420 Montgomery Street

                                        Name and                      Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------

                San Francisco, CA  94104-1298

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


       The portfolios of investments and audited financial statements for the Funds for the year ended September 30, 2000, are hereby incorporated by reference to the Funds' Annual Report.

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 2001

                         AGGRESSIVE BALANCED-EQUITY FUND
                              ASSET ALLOCATION FUND
                              GROWTH BALANCED FUND
                              INDEX ALLOCATION FUND
                             MODERATE BALANCED FUND
                              STRATEGIC INCOME FUND

                Class A, Class B, Class C and Institutional Class


         Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Aggressive Balanced-Equity, Asset Allocation, Growth Balanced, Index Allocation, Moderate Balanced and Strategic Income Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Asset Allocation and Growth Balanced Funds offer Class A, Class B, Class C and Institutional Class shares. The Index Allocation Fund offers Class A, Class B, and Class C shares, and the Aggressive Balanced-Equity, Moderate Balanced and Strategic Income Funds offer Institutional Class shares. This SAI relates to all such classes of shares.

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, also dated February 1, 2001. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. A copy of the Prospectuses may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Historical Fund Information.............................................     1
Investment Policies.....................................................     2
Investment Models.......................................................     4
Additional Permitted Investment Activities and Associated Risks.........     7
Management .............................................................    24
Performance Calculations................................................    39
Determination of Net Asset Value........................................    44
Additional Purchase and Redemption Information..........................    45
Portfolio Transactions..................................................    46
Fund Expenses...........................................................    48
Federal Income Taxes....................................................    48
Capital Stock...........................................................    54
Other...................................................................    58
Counsel.................................................................    58
Independent Auditors....................................................    58
Financial Information...................................................    58
Appendix................................................................   A-1

                          HISTORICAL FUND INFORMATION

         On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

         The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

         Wells Fargo Funds Management, LLC ("Funds Management" or the "Advisor") is expected to assume investment advisory responsibiliites for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational.

         The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

                     Wells Fargo Funds                    Predecessor Fund
          ---------------------------------------------------------------------
           Aggressive Balanced-Equity Fund  Norwest Aggressive Balanced-Equity
                                            Fund
          ---------------------------------------------------------------------
           Asset Allocation Fund            Stagecoach Asset Allocation Fund
                                            Stagecoach Balanced Fund
          ---------------------------------------------------------------------
           Growth Balanced Fund             Norwest Growth Balanced Fund
          ---------------------------------------------------------------------
           Index Allocation Fund            Stagecoach Index Allocation Fund
          ---------------------------------------------------------------------
           Moderate Balanced Fund           Norwest Moderate Balanced Fund
          ---------------------------------------------------------------------
           Strategic Income Fund            Norwest Strategic Income Fund
          ---------------------------------------------------------------------

         The Aggressive Balanced-Equity Fund commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997.

         The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset

Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs ("WFIT"), which commenced operations on November 13, 1986. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Asset Allocation Fund.

         The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

         The Index Allocation Fund commenced operations on November 8, 1999, as successor to the Index Allocation Fund of Stagecoach. The predecessor Stagecoach Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"). The Overland Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On December 12, 1997, the Overland Index Allocation Fund was reorganized into the Stagecoach Index Allocation Fund.

         The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

         The Strategic Income Fund commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989.

                              INVESTMENT POLICIES

         Fundamental Investment Policies
         -------------------------------

         Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that: (iv) the Asset Allocation and Index Allocation Funds reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund and the Index Allocation Fund reserve the right to concentrate in obligations of domestic banks (to the extent permitted by the

U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Any non-Gateway Fund that is purchased by another Fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(A) will not purchase shares of any registered investment company in excess of the limitations contained in Section 12(d)(1)(A) in reliance on either Section 12(d)(1)(F) or
Section 12(d)(1)(G).

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                               INVESTMENT MODELS
                               -----------------

     This section contains supplemental information about the proprietary investment models used by Barclays Global Fund Advisors ("BGFA") to manage the Asset Allocation and Index Allocation Funds' portfolios.

     Asset Allocation Model. BGFA compares the Asset Allocation Fund's
     ----------------------
investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

         Funds Management and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

         There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

         A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 5% increments.

         Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Funds Management has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Funds Management has the right to reject BGFA's investment decisions for the Fund if Funds Management determines that any such decision is not consistent with the best interests of the Fund.

         Index Allocation Model. BGFA compares the Index Allocation Fund's
         ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

         Funds Management and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

         There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

         A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

         Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Funds Management has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Funds Management has the right to reject BGFA's investment decisions for the Fund if Funds Management determines that any such decision is not consistent with the best interests of the Fund.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

         Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all Funds participate in all of the investment practices described below. Some of the Funds described in this SAI are "gateway" funds in a "core and gateway structure" or "feeder" funds in a "master/feeder" structure. References to the activities of a gateway Fund or a feeder Fund are understood to refer to the investments of the core or master portfolios in which it invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

         Asset-Backed Securities
         -----------------------

         The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

         Bank Obligations
         ----------------

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Below Investment Grade Investments
         ----------------------------------

         The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase (also known as high yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bond currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities. Stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

         Bonds
         -----

         Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

         Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         Borrowing
         ---------

         The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

         Convertible Securities
         ----------------------

         The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

         The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

         While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

         Derivative Securities
         ---------------------

         The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

         Dollar Roll Transactions
         ------------------------

         The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities
     -----------------------

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

     Floating- and Variable-Rate Obligation
     --------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Securities
     ------------------

     The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities
Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Wells Fargo Bank Minnesota, N.A. ("WFB MN"), a custodian of Fund assets, acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment advisor. Pursuant to an exemptive order granted by the Securities and Exchange Commission, WFB MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Money Market Instruments
     ------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other registered investment companies, generally up to the limits prescribed by Section 12(d) of the 1940 Act. Other investment companies in which the Funds invest that are outside the Wells Fargo Funds family can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Participation Interests
     -----------------------

     Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements. Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

         A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

         Reverse Repurchase Agreements
         -----------------------------

         The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

         Short-Term Corporate Debt Instruments
         -------------------------------------

         The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

         The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

         Stripped Obligations
         --------------------

         The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

         The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds' total assets.

         Swaps, Caps, Floors and Collars
         -------------------------------

         A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Unrated Investments
         -------------------

         The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

         U.S. Government Obligations
         ---------------------------

         The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Warrants
         --------

         The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

         Zero Coupon Bonds
         -----------------

         The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

         Nationally Recognized Ratings Organizations
         -------------------------------------------

         The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                  Principal Occupations
Name, Age and Address                         Position            During Past 5 Years
---------------------                         --------            -------------------
*Robert C. Brown, 69                          Trustee             Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                                        Corporation and Farm Credit System Financial
Sarasota, FL 34231                                                Assistance Corporation since February 1993.

Thomas S. Goho, 58                            Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                              University, Calloway School of Business and
Winston-Salem, NC  27104                                          Accountancy since 1994.

Peter G. Gordon, 58                           Trustee             Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                                          Company and President of Crystal Geyser Roxane
55 Francisco Street, Suite 410                                    Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 74                         Trustee             Private Investor.
31 Dellwood Court
San Rafael, CA  94901

Richard M. Leach, 67                          Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                                     financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 56                          Trustee             Private Investor/Real Estate Developer; Chairman
10 Legare Street                                                  of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 49                          Trustee             Senior Counselor to the public relations firm of
500 North State Street                                            Himle-Horner since January 1995 and Senior Fellow
Waseca, MN 56093                                                  at the Humphrey Institute, Minneapolis, Minnesota
                                                                  (a public policy organization) since January 1995.

Donald C. Willeke, 60                        Trustee              Principal of the law firm of Willeke & Daniels.
201 Ridgewood Avenue

                                                                  Principal Occupations
Name, Age and Address                         Position            During Past 5 Years
---------------------                         --------            -------------------
Minneapolis, MN 55403

Michael J. Hogan, 41                         President            Executive Vice President of Wells Fargo Bank, N.A.
                                                                  since July 1999.  Senior Vice President of Wells
                                                                  Fargo Bank, N.A. from April 1997 to May 1999.
                                                                  Vice President of American Express Financial
                                                                  Advisors from May 1996 to April 1997, and Director
                                                                  of American Express Financial Advisors from March
                                                                  1993 to May 1996.

Karla M. Rabusch, 41                         Treasurer            Senior Vice President of Wells Fargo Bank, N.A.,
                                                                  since May 2000.  Vice President of Wells Fargo
                                                                  Bank, N.A. from December 1997 to May 2000.  Prior
                                                                  thereto, Director of Managed Assets Investment
                                                                  Accounting of American Express Financial Advisors
                                                                  from May 1994 to November 1997.

C. David Messman, 40                         Secretary            Vice President and Senior Counsel of Wells Fargo
                                                                  Bank, N.A. since January 1996.  Prior thereto,
                                                                  Branch Chief, Division of Investment Management,
                                                                  U.S. Securities and Exchange Commission.

         Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (including the Trust, collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Fund Complex.

         Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the period November 8, 1999, closing date of the reorganization of the Stagecoach and Norwest Funds, through September 30, 2000, the end of the fiscal period for the Funds, the Trustees have been paid and/or accrued the following compensation.

                             Compensation Table
                       Period Ended September 30, 2000
                       -------------------------------

         Trustee                                     Compensation
         -------                                     ------------

         Robert C. Brown                               $36,435
         Donald H. Burkhardt*                          $35,967
         Jack S. Euphrat*                              $40,837
         Thomas S. Goho                                $40,837
         Peter G. Gordon                               $40,837
         W. Rodney Hughes                              $40,087
         Richard M. Leach                              $35,435
         J. Tucker Morse                               $40,087
         Timothy J. Penny                              $37,185
         Donald C. Willeke                             $37,185

         * Retired as of December 31, 2000.

         As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

         Investment Advisor. Wells Fargo Funds Management, LLC ("Funds
         ------------------
Management") is expected to assume investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational.

         The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; and (ii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

         As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                    Annual Rate
Stand-Alone Funds                         (as a percentage of net assets)
-----------------                         -------------------------------

Asset Allocation                                       0.80%
Index Allocation                                       0.80%

         As described in the second category above, the following gateway blended Funds invest their respective assets in two or more core portfolios of Wells Fargo Core Trust ("Core Trust"). For the Funds, Funds Management determines the core portfolios of Core Trust in which each gateway blended Fund invests and the percentage allocation that each gateway blended Fund would make to each core portfolio. For these asset allocation services, Funds Management is entitled to receive a fee as indicated in the chart below. In order to preserve flexibility to convert to stand-alone Funds with a direct advisory relationship, the Funds have entered into a "dormant" advisory arrangement with Funds Management. In the event that a Fund coverts to a stand-alone Fund, Funds Management will be entitled to receive a fee that mirrors the core level dormant advisory fee indicated below.

                                                       Advisory Fees                            Core Level
Gateway Blended Funds                         (Maximum Asset Allocation Fees)             Dormant Advisory Fees*
---------------------                         -------------------------------             ---------------------
Aggressive Balanced-Equity                                 0.25%                                  0.72%
Growth Balanced                                            0.25%                                  0.65%
Moderate Balanced                                          0.25%                                  0.60%
Strategic Income                                           0.25%                                  0.52%

_______________________
* Because the gateway blended Funds invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

         As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

         Asset Allocation and Index Allocation Funds. For the periods indicated
         -------------------------------------------
below, the Funds and their predecessor portfolios paid Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                       Seven-Month
                                                Year Ended                             Period Ended
               Fund                              9/30/00                                 9/30/99
               ----                              -------                                 -------

                                   Fees Paid           Fees Waived           Fees Paid         Fees Waived
                                   ---------           -----------           ---------         -----------
Asset Allocation                   $10,651,096           $3,915,450          $3,717,689        $126,201
Index Allocation                   $ 1,493,394           $  127,725          $  785,748        $  1,855

                                               Eleven-Month
                                               Period Ended                             Year Ended
               Fund                              2/28/99                                  3/31/98/1/
               ----                              --------                               ---------

                                    Fees Paid           Fees Waived           Fees Paid         Fees Waived
                                    ---------           -----------           ---------         -----------
   Asset Allocation                 $5,217,515          $         0           $4,747,339           $    7,060
   Index Allocation                 $1,007,592          $       846           $  226,717           $    9,389

______________________
/1/  Index Allocation Fund is for the 3 month period ended 3/31/98.

         On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

         For the period indicated below, the Asset Allocation Fund paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Asset Allocation Fund, the predecessor portfolio or the Master Portfolios.

                                                     Six-Month
                                                   Period Ended
                 Fund                                 3/31/97
                 ----                                 -------

                 Asset Allocation                    $2,132,577

         Prior to the reorganization of the Overland Index Allocation Fund into the predecessor Stagecoach Index Allocation Fund on December 12, 1997, Wells Fargo Bank served as Investment Advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

         For the period indicated below, the Index Allocation Fund paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Index Allocation Fund or the predecessor portfolio.

                                                     Year Ended
                 Fund                                 12/31/97
                 ----                                 --------

                 Index Allocation/1/                  $742,203

         ____________________
         1 This amount reflects the amount paid by the Overland predecessor portfolio.

                             FORMER NORWEST FUNDS

         Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
         ------------------------------------------------------------------
Strategic Income Funds. For the periods indicated below, the Funds and their
----------------------
predecessor portfolios paid
to Wells Fargo Bank and NIM the following advisory fees and Wells Fargo Bank and NIM waived the indicated amounts:

                                                        Four-Month
                               Year Ended              Period Ended               Year Ended                    Year Ended
                                9/30/00                  9/30/99                    5/31/99                      5/31/98
                                -------           ---------------------      ---------------------             ---------

                                        Fees                    Fees                        Fees                         Fees
      Fund               Fees Paid     Waived    Fees Paid     Waived      Fees Paid       Waived      Fees Paid        Waived
      ----               ---------     ------    ---------     ------      ---------       ------      ---------        ------
Aggressive Balanced-
 Equity Fund            $   72,251    $119,312    $ 43,557    $ 4,741      $        0      $ 41,549     $   11,154      $   6,163
Growth Balanced Fund    $1,902,372    $653,468    $681,510    $82,351      $1,031,110      $823,243     $3,369,460      $ 713,392
Moderate Balanced
 Fund                   $  973,482    $353,955    $410,343    $48,200      $  688,734      $538,523     $2,290,062      $ 561,191
Strategic Income
Fund                    $  339,599    $308,513    $194,175    $29,856      $  274,298      $357,651     $  807,650      $ 289,099

         General. Each Fund's Advisory Contract will continue in effect for more
         -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Investment Sub-Advisors.
         -----------------------

         Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
         ------------------------------------------------------------------
Strategic Income Funds. Funds Management has engaged Wells Capital Management
----------------------
Incorporated ("WCM"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), and Schroder Investment Management, North America ("Schroder") to serve as investment sub-advisors to the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Funds Management and the Trust, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Funds Management and the Trust's Board of Trustees and officers may reasonably request.

         As compensation for sub-advisory services, WCM, Peregrine, Smith and Schroder are each entitled to receive the following fees:

                --------------------------------------------------------------------------------
                   Core Portfolio              Sub-Advisor                         Fees
                --------------------------------------------------------------------------------
                 Disciplined Growth           Smith                            0-175M   0.35%
                                                                             175-225M   0.00%
                                                                             225-500M   0.25%
                                                                                *500M   0.20%
                --------------------------------------------------------------------------------
                 Equity Income                WCM                              0-200M   0.25%
                                                                             200-400M   0.20%
                                                                                *400M   0.15%
                --------------------------------------------------------------------------------
                 Index                        WCM                               0-200M  0.02%
                                                                                 *200M  0.01%
                --------------------------------------------------------------------------------
                 International                Schroder                         0-100M   0.45%
                                                                             100-200M   0.35%
                                                                             200-600M   0.20%
                                                                                *600M   0.185%
                --------------------------------------------------------------------------------
                 International Equity         WCM                               0-200M  0.35%
                                                                            200-400M    0.25%
                                                                                 *400M  0.15%
                --------------------------------------------------------------------------------
                 Large Company Growth         Peregrine                         0-25M   0.75%
                                                                               25-50M   0.60%
                                                                              50-275M   0.50%
                                                                                *275M   0.30%
                --------------------------------------------------------------------------------
                 Managed Fixed Income         Galliard                         0-100M   0.10%
                                                                             100-200M   0.08%
                                                                                *200M   0.06%
                --------------------------------------------------------------------------------
                 Positive Return Bond         Peregrine                         0-10M   0.40%
                                                                               10-25M   0.30%
                                                                              25-300M   0.20%
                                                                                *300M   0.10%
                --------------------------------------------------------------------------------
                 Small Cap Index              WCM                              0-200M   0.02%
                                                                                *200M   0.01%
                --------------------------------------------------------------------------------
                 Small Cap Value              Smith                            0-110M   0.45%
                                                                             110-150M   0.00%
                                                                             150-300M   0.30%
                                                                                *300M   0.25%
                --------------------------------------------------------------------------------
                 Small Company Growth         Peregrine                         0-50M   0.90%
                                                                              50-180M   0.75%
                                                                             180-340M   0.65%
                                                                             340-685M   0.50%
                                                                             685-735M   0.52%
                                                                                *735M   0.55%
                --------------------------------------------------------------------------------
                 Small Company Value          Peregrine                        0-200M   0.50%
                                                                                *200M   0.75%
                --------------------------------------------------------------------------------
                 Stable Income                Galliard                         0-300M   0.045%
                                                                                *300M   0.04%
                --------------------------------------------------------------------------------
                 Strategic Value Bond         Galliard                         0-100M   0.13%
                                                                             100-200M   0.10%
                                                                                *200M   0.08%
                --------------------------------------------------------------------------------

*    denotes greater than.

         Asset Allocation and Index Allocation Funds. Funds Management has
         -------------------------------------------
engaged BGFA to serve as investment sub-advisor to the Asset Allocation and Index Allocation Funds. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Funds Management and the Trust, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitoring performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. BGFA also furnishes such additional reports and information as Funds Management and the Trust's Board of Trustees and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation and Index Allocation Funds' average daily net assets and 0.10% of each Fund's net assets over $900 million. These fees may be paid by Funds Management or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach, Stagecoach Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amount of sub-advisory (and other) fees paid shows the dollar amount of fees paid to sub-advisors by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach Asset Allocation and Index Allocation Funds were also sub-advised by BGFA, and from October 30, 1997 to November 5, 1999, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Funds' average daily net assets, 0.15% of the next $500 million of the Funds' net assets, and 0.10% of net assets over $1 billion. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets plus an annual payment of $40,000.

     For the period indicated below, Wells Fargo Bank paid to BGFA the following sub-advisory fees, without waivers:

                                    Seven-Month      Eleven-Month
                      Year Ended    Period Ended     Period Ended    Year Ended
      Fund              9/30/00       9/30/99          2/28/99        3/31/98
      ----              -------       -------          -------        -------
Asset Allocation/1/   $2,373,586      $1,349,888       $1,912,713    $2,262,864
Index Allocation/2/   $  310,584      $  167,788       $  213,662    $  209,220

______________

/1/ For the Asset Allocation Fund, these amounts reflect amounts paid by the corresponding Master Portfolio.

/2/ Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Administrator.
     -------------

     The Trust has retained Funds Management as Administrator on behalf of each Fund. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things:
(i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds, therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Wells Fargo Bank and Stephens received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Funds Management.

     Asset Allocation and Index Allocation Funds. In April 1999, the Board of
     -------------------------------------------
Directors approved Wells Fargo Bank as sole administrator in connection with other service provider changes. For the five-month period ended September 30, 1999, the Funds paid Wells Fargo Bank $1,51,958 in administration fees. For the two-month period ended April 30, 1999, the Funds paid Wells Fargo Bank $135,985 in administration fees and paid Stephens $201,988 in co-administration fees.

     For the periods indicated below, the Stagecoach Asset Allocation and Index Allocation Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                       Year Ended                    Period-Ended                                     Year-Ended
                        9/30/00/1/                      2/28/98                                         3/31/98
                       -----------                   ------------                                     ----------

      Fund             Wells Fargo       Total       Wells Fargo       Stephens          Total        Wells Fargo     Stephens
      ----             -----------       -----       -----------       --------          -----        -----------     --------
Asset Allocation        $2,895,051     $1,057,283       $454,632       $602,651         $826,553         $553,791     $272,762
Index                   $  307,794     $  100,844       $ 43,363       $ 57,481         $ 22,424         $ 15,024     $  7,400
Allocation/2/

_____________________
/1/ For the time periods from March 1, 1998 through September 30, 1999, please refer to the discussion above for the amount of fees the Funds paid to Wells Fargo Bank and Stephens.
/2/  This amount is for the three-month period ended 3/31/98.

         For the period indicated below, the Index Allocation Fund paid to Stephens the following dollar amount for administration fees:

                                               Year Ended
         Fund                                   12/31/97
         ----                                   --------

Index Allocation/2/                              $61,260

___________________
/2/ This amount reflects the amount paid by the Overland predecessor portfolio.

         Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
         ------------------------------------------------------------------
Strategic Income Funds. With respect to the predecessor Norwest Funds, Forum
----------------------
Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

         For the periods indicated below, the following Funds paid the following dollar amounts as administration fees and the administrator waived the indicated amounts:

                                                              Four-Month
                                  Year Ended                 Period Ended
                                   9/30/00                      9/30/99
                                   -------                      -------
         Fund                     Fees Paid             Fees Paid    Fees Waived
         ----                     ---------             ---------    -----------
    Aggressive Balanced-
     Equity Fund                  $  108,048            $  0         $ 4,830
    Growth Balanced Fund          $1,435,207            $919         $75,468
    Moderate Balanced Fund        $  741,144            $  0         $45,854
    Strategic Income Fund         $  361,092            $  0         $22,403

                                        Year Ended                      Year Ended                    Year Ended
                                         5/31/99                        5/31/98                        5/31/97
                                         -------                        -------                        -------

         Fund                     Fees Paid   Fees Waived       Fees Paid   Fees Waived        Fees Paid   Fees Waived
         ----                     ---------   -----------       ---------   -----------        ---------   -----------
Aggressive Balanced-                                                                               N/A           N/A
 Equity Fund                        $ 2,281      $  1,874        $    436      $  2,363
Growth Balanced Fund                $58,339      $127,097        $238,735      $467,784         $160,097      $303,389
Moderate Balanced Fund              $17,972      $104,728        $157,288      $362,625         $133,359      $278,998
Strategic Income Fund               $ 8,542      $ 54,653        $ 29,810      $175,249         $ 15,747      $115,223

     Distributor. Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds listed below have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds and Classes indicated in the table below pay Stephens a fee as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets attributable to each Class.

          ----------------------------------------------------------------
              Maximum Annual 12b-1 Fee as a Percentage of Net Assets

          ----------------------------------------------------------------
          Fund                          Class A      Class B       Class C
          ----                          -------      -------       -------

          Asset Allocation Fund            None        0.75%         0.75%
          Growth Balanced Fund             None        0.75%         0.75%
          Index Allocation Fund            None        0.75%         0.75%

          ----------------------------------------------------------------


     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Stephens has entered into an arrangement whereby sales commissions payable to brokers/dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

                                                             Printing,                                Comp.
                                                             Mailing &       Compensation to           to               Other
     Fund                   Total         Advertising        Prospectus        Underwriters          Br/Dlrs          (Ex-plain)
     ----                   -----         -----------        ----------        ------------          -------          ----------
Asset Allocation
   Class B              $4,111,467                                                                                  $4,111,467
   Class C              $  195,860                                               $123,253            $72,607

Growth Balanced
   Class B              $  122,832                                                                                  $  122,832
   Class C              $   33,229                                               $ 26,795           $  6,434

Index Allocation
    Class B             $  196,398                                                                                  $  196,398
   Class C              $  614,801                                               $180,766           $434,035

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

          Shareholder Servicing Agent. The Funds have approved a Shareholder
          ---------------------------
Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

          For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown in the table below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

          Fund                                                   Fee
          ----                                                   ---
          Aggressive Balanced-Equity
               Institutional                                      None

          Asset Allocation
               Class A                                            0.10%
               Class B                                            0.10%
               Class C                                            0.10%
               Institutional Class                                None

          Growth Balanced
               Class A                                            0.25%
               Class B                                            0.25%
               Class C                                            0.25%
               Institutional Class                                None

          Index Allocation
               Class A                                            0.25%
               Class B                                            0.25%
               Class C                                            0.25%

          Moderate Balanced
               Institutional Class                                None

          Fund                                                         Fee
          ----                                                         ---

          Strategic Income
             Institutional Class                                       None

          General. The Servicing Plan will continue in effect from year to year
          -------
if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

          The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

          Custodian. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo MN" or
          ---------
"Custodian"), formerly known as Norwest Bank Minnesota, N.A., located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund, with the exception of the Asset Allocation and Index Allocation Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo MN is entitled to receive a fee of 0.02% of the average daily net assets of each Fund except for the Gateway Funds. The Gateway Funds are not charged a custody fee at the Gateway level provided that they invest in Core Trust Portfolios. Barclays Global Investors, N.A. ("BGI"), located at 45 Fremont Street, 34th Floor, San Francisco, California 94105, acts as Custodian for the Asset Allocation and Index Allocation Funds. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing sub-advisory services to the Funds.

          Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"),
          ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

          Transfer and Dividend Disbursing Agent. Boston Financial Data
          --------------------------------------
Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complete base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

          Underwriting Commissions. Stephens serves as the principal underwriter
          ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. For the Allocation Funds of the Trust for the fiscal year ended September 30, 2000, the aggregate dollar amount of underwriting commissions paid to Stephens was $1,261,121.41. Of this amount, Stephens retained $189,513.00. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family and Norwest fund family.

          For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach fund family and the amounts retained by Stephens are as follows:



                                                  Six-Month
                  Period Ended                    Year Ended                    Period-Ended
                    9/30/99                         3/31/98                        3/31/97
                 -------------                   -------------                  ----------
              Paid           Retained         Paid         Retained         Paid           Retained
              ----           --------         ----         --------         ----           --------
           $6,214,051       $2,289,826     $7,671,295      $939,892      $2,296,243        $241,806

         For the year-ended September 30, 1999, Wells Fargo Securities Inc., an affiliated broker-dealer of the Trust, retained $2,324,394.93.

         For the past three years, the only underwriting commissions the predecessor Norwest Funds paid to Forum were as follows: for the year ended September 30, 2000, $25, 756, of which Forum retained $0, except that for the fiscal year ended May 31, 1999 the Growth Balanced Fund paid Forum $101,000 in underwriting commissions of which Forum retained $11,000.

         For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

         Code of Ethics.
         --------------

         The Fund Complex, the Advisor, the Sub-Advisors and Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Advisor, Sub-Advisors and Stephens are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

          The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

          In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

          Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

          Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

          Average Annual Total Return: The Funds may advertise certain total
          ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.


                                     Average Annual Total Return for the Period Ended September 30, 2000/1/
                                     ----------------------------------------------------------------------
Fund                                          Inception/2/        Ten Year        Five Year        One Year
----                                          ------------        --------        ---------        --------
Aggressive Balanced-Equity
     Institutional Class                         15.58            N/A              N/A            15.82

Asset Allocation
    Class A                                      12.31           13.84            14.08            5.50
    Class B                                      12.16           13.89            14.50            6.48
    Class C                                      12.16           13.89            14.73           10.23
    Institutional Class                          12.79           14.52            15.44           11.95

Growth Balanced/3/
    Class A                                      12.75           13.96            14.16            8.25
    Class B                                      12.51           13.80            14.44            9.04
    Class C                                      12.52           13.82            14.72           13.06
    Institutional Class                          13.38           14.69            15.62           15.14

Index Allocation
    Class A                                      13.68           15.49            16.78            6.17
    Class B                                      13.42           15.38            17.07            6.81
    Class C                                      13.43           15.39            17.30           10.76

Moderate Balanced/3/
    Institutional Class                          11.09           11.57            11.99           11.98

Strategic Income/3/
    Institutional Class                           9.18            9.44             9.44             9.52


--------------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/ Prior to November 11, 1994, NIM managed a collective investment fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the 1940 Act, nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

         Cumulative Total Return. In addition to the above performance
         -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

       Cumulative Total Return for the Period Ended September 30, 2000/1/
       ---------------------------------------------------------------

Fund                                       Inception/2/    Ten Year       Five Year       One Year
----                                       ---------       --------       ---------       --------
Aggressive Balanced-Equity
    Institutional Class                       50.60            N/A             N/A         15.82

Asset Allocation
    Class A                                  401.13         265.68           93.18          5.50
    Class B                                  391.75         267.25           96.81          6.48
    Class C                                  391.60         267.14           98.75         10.23
    Institutional Class                      431.68         288.09          104.98         11.95

 Growth Balanced/3/
    Class A                                  293.70         269.51           93.86          8.25
    Class B                                  284.03         264.29           96.29          9.04
    Class C                                  284.75         264.97           98.67         13.06
    Institutional Class                      319.66         293.89          106.65         15.14

Index Allocation
    Class A                                  395.56         322.23          117.21          6.17
    Class B                                  381.61         318.18          119.92          6.81
    Class C                                  381.96         318.49          122.08         10.76

Moderate Balanced/3/
    Institutional Class                      232.45         198.80           76.17         11.98

Strategic Income/3/
    Institutional Class                      172.52         146.37           56.99          9.52

--------------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as follows: Aggressive Balanced-Equity Fund -- December 2, 1997; Asset Allocation Fund -- January 2, 1992; Growth Balanced Fund -- April 30, 1989; Index Allocation Fund -- April 7, 1988; Moderate Balanced Fund -- April 30, 1989; and Strategic Income Fund -- April 30, 1989. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/ Prior to November 11, 1994, NIM managed a collective investment fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

         The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

         In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

         Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

         The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

         From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank and Funds Management, as Shareholder Servicing Agents for the Wells Fargo Funds Trust, provides various services to their customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank, Funds Management, and Wells Fargo Funds Trust account statements."

         The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management Incorporated (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment Advisor and the total amount of assets and mutual fund assets under management. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $514 billion in assets.

         The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that the advisor may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by the advisor to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of the advisor (and its affiliates) as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

          ------------------------------------------------------------------------------------

          -------------------------------------------------------------------------------------
                                    FRONT-END SALES      FRONT-END SALES           DEALER
                                      CHARGE AS %          CHARGE AS %            ALLOWANCE
                  AMOUNT               OF PUBLIC          OF NET AMOUNT        AS % OF PUBLIC
               OF PURCHASE          OFFERING PRICE           INVESTED          OFFERING PRICE
          -------------------------------------------------------------------------------------
          -------------------------------------------------------------------------------------
          Less than $50,000              5.75%                6.10%                 5.00%
          $50,000 to $99,999             4.75%                4.99%                 4.00%
          $100,000 to $249,999           3.75%                3.90%                 3.00%
          $250,000 to $499,999           2.75%                2.83%                 2.25%
          $500,000 to $999,999           2.00%                2.04%                 1.75%
          $1,000,000 and over/1/         0.00%                0.00%                 1.00%
          -------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

         Purchases and Redemptions Through Brokers and/or Their Affiliates. A
         -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

         Reduced Sales Charges for Former Norwest Advantage Fund Class B
         ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

         Reduced Sales Charges for Employees of the Transfer Agent. Employees of
         ---------------------------------------------------------
Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at net asset value.


                            PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, and the supervision of the advisor, each Fund's sub-advisor is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the sub-advisor to obtain the best results taking into account the dealer's general execution and operational facilities, including, without limitation, the size and type of transaction involved, the dealer's risk in positioning the securities involved, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. While the sub-advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of a Fund, the sub-advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the sub-advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

         The sub-advisor may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the sub-advisor. By allocating transactions in this manner, the sub-advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the sub-advisort under the Advisory Contracts, and the expenses of the sub-advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Funds Management places securities transactions for a Fund may be used by the sub-advisor in servicing its other accounts, and not all of these services may be used by the sub-advisor in connection with advising the Funds. For the fiscal year ended September 30, 2000, WCM directed transactions in the aggregate amount of $1,801,074,452 and paid total commissions in the amount of $2,245,403. These amounts represent all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Wells Fargo Core Trust. None of the other sub-advisors executed directed brokerage transactions for the benefit of the allocation funds.

         Portfolio Turnover. The portfolio turnover rate is not a limiting
         ------------------
factor when a sub-advisor deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

         Brokerage Commissions. For the fiscal year ended September 30, 2000,
         ---------------------
the following Funds paid the following brokerage commissions:


          ----------------------------------------------------------
            Fund                                  Total Commissions
            ----                                  -----------------
          ----------------------------------------------------------
            Asset Allocation                           $104,835
          ----------------------------------------------------------
            Index Allocation                           $ 12,021
          ----------------------------------------------------------


         No commissions were paid to affiliated brokers. No commissions were paid by any of the other Funds in this SAI during this period.

         Securities of Regular Broker-Dealers.  As of September 30, 2000, the
         ------------------------------------
following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund                    Broker-Dealer                           Amount
----                    -------------                           ------

Asset Allocation        Morgan Stanley                          $9,869,211
                        Merrill Lynch Pierce Fenner & Smith     $4,969,668
                        Lehman Brothers                         $1,700,908

Index Allocation        Morgan Stanley                          $1,587,673
                        Merrill Lynch Pierce Fenner & Smith     $  802,296
                        Lehman Brothers                         $  274,638

                                 FUND EXPENSES

         From time to time, Funds Management and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

         Except for the expenses borne by Funds Management and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Funds Management or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

         General. The Trust intends to continue to qualify each Fund as a
         -------
"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, income, gains and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net income and gains distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income, short-term capital gain and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net income and gains (if any) for each year.

         Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
         ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains (fi any) by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Investment though Core or Master Portfolios. Some of the Funds seek to
         -------------------------------------------
qualify as a regulated investment company by investing substantially all of their assets in a core or master portfolio. Each core and master portfolio will be treated as a non-publicly traded partnership (or, in the event that a gateway or feeder Fund is the sole investor in the corresponding core or master portfolio, as disregarded from the gateway or feeder Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a core or master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding core or feeder Fund, regardless of whether any amounts are actually distributed by the core or master portfolio. Each investor in a core or master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular core or master portfolio and the Code and Treasury Regulations promulgated thereunder, in determining such investor's federal income tax liability. Therefore, to the extent that a core or master portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding gateway or feeder Fund would be deemed to have realized its proportionate share of such income without receipt of any corresponding distribution. However, each of the core and master portfolios will seek to minimize recognition by its investors (such as a corresponding gateway or feeder
Fund) of interest, dividends and gains without a corresponding distribution. Furthermore, each core and master portfolio's assets, income and distributions will be managed in such a way that an investor in a core or master portfolio will be able to continue to qualify as a regulated investment company by investing substantially all of its assets through the core or master portfolio.

         Taxation of Fund Investments. Except as provided herein, gains and
         ----------------------------
losses on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund on closing out a "Section 1256 contract" generally will result in a realized capital gain or loss for Federal income tax purposes. "Section 1256 contracts" include regulated futures contracts, certain foreign currency contracts and nonequity options.
Section 1256 contracts held at the end of each taxable year of a Fund will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         The amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Funds do not expect to enter into any derivative contracts, and, therefore, does not expect to be subject to these rules.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its tax basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its tax basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss), notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC under the election.

         Foreign Taxes. Income and dividends received by a Fund from sources
         -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

         Capital Gain Distributions. Distributions which are designated by a
         --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Disposition of Fund Shares. A disposition of Fund shares pursuant to a
         --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum
         ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Backup Withholding. The Trust may be required to withhold, subject to
         ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

         Foreign Shareholders. Under the Code, distributions attributable to net
         --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is not able to exercise primary supervision over administration of that trust or one or more U.S. persons do not have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation or (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding. Special withholding tax rules apply to distributions to foreign partnerships. Under new Treasury Regulations, a Fund can estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding.

         Corporate Shareholders. Corporate shareholders of the Funds may be
         ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

         Tax-Deferred Plan. The shares of the Funds are available for a variety
         -----------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

         Other Matters. Investors should be aware that the investments to be
         --------------
made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

         The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

         Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

         With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

         As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

         Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The

Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Set forth below, as of January 10, 2001, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 10, 2001
                      -----------------------------------

                                                                                    Type of      Percentage
         Fund                                 Name and Address                     Ownership      of Class
         ----                                 ----------------                     ---------      --------
Aggressive Balanced-Equity
Fund
Institutional Class                      Wells Fargo Bank MN NA FBO
                                         Aggressive Balanced Equity Fund I
                                         Attn:  Mutual Fund OPS                                    98.99%
                                         P.O. Box 1533
                                         Minneapolis, MN 55480-1533

Asset Allocation Fund
Class A                                  N/A

Class B                                  N/A

Class C                                  MLPF&S For The Sole Benefit                                9.34%
                                         Of Its Customers
                                         ATTN: Mutual Fund Administration
                                         4800 Deer Lake Drive East 3rd Floor
                                         Jacksonville, FL 32246-6484

Institutional Class                      Wells Fargo Bank MN NA FBO                                76.61%
                                         Stagecoach Balanced FD CL I
                                         ATTN:  Mutual Fund OPS
                                         P.O. Box 1533
                                         Minneapolis, MN 55480-1533

                                         EMJAYCO                                                    6.19%
                                         Omnibus Account
                                         P.O. Box 17909
                                         Milwaukee, WI  53217

                                                        Type of      Percentage
             Fund                Name and Address      Ownership      of Class
             ----                ----------------      ---------      --------
Growth Balanced Fund
Class A                   Wells Fargo Bank MN NA FBO                   36.93%
                          Merrill Corp. #13125204
                          Attn:  Mutual Funds OPS
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          Wells Fargo Bank MN NA FBO                    6.49%
                          Merrill Corp. #13632200
                          Attn:  Mutual Fund OPS
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          Wells Fargo Bank MN NA FBO                    5.38%
                          Merrill Corp. #13632300
                          Attn:  Mutual Fund OPS
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

Class B                   N/A

Class C                   EMJAYCO                                      32.82%
                          Omnibus Account
                          17909 PO Box
                          Milwaukee, WI  53217

                          Wells Fargo Investments LLC                   5.93%
                          A/C 4584-9278
                          420 Montgomery Street
                          San Francisco, CA 94104-1298

                          Dean Witter for the Benefit of               14.79%
                          Harold J. & Reta Haynes Family
                          Foundation
                          P.O. Box 250
                          Church Street Station
                          New York, NY  10008-0250

Institutional Class       Wells Fargo Bank MN NA FBO                   95.93%
                          Growth Balanced Fund I
                          Attn:  Mutual Fund OPS
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                                                                     Type of         Percentage
             Fund                 Name and Address                  Ownership         of Class
             ----                 ----------------                  ---------         --------
Index Allocation Fund
Class A                    MLPF&S For The Sole Benefit Of                              8.09%
                           Its Customers
                           ATTN: Mutual Fund Administration
                           4800 Deer Lake Drive East, 3rd Floor
                           Jacksonville, FL 32246-6484

                           Stephens Inc.                                               6.38%
                           Seed Money
                           ATTN:  Accounting
                           111 Center Street
                           Little Rock, AR 72201-4402

Class B                    N/A

Class C                    MLPF&S For The Sole Benefit Of                             19.60%
                           Its Customers
                           ATTN: Mutual Fund Administration
                           4800 Deer Lake Drive East, 3rd Floor
                           Jacksonville, FL 32246-6484

Moderate Balanced Fund
Institutional Class        Wells Fargo Bank MN NA FBO                                 91.96%
                           Moderate Balanced I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

                           EMJAYCO                                                     5.17%
                           FBO Omnibus Account
                           17909 P.O. Box
                           Milwaukee, WI  53217

Strategic Income Fund
Institutional Class        EMSEG & CO                                                 89.39%
                           Strategic Income I
                           C/O Mutual Fund Processing
                           PO Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

                           EMSEG & CO                                                  7.05%
                           Strategic Income I
                           C/O Mutual Fund Processing
                           PO Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

         The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                             INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

         The portfolios of investments and audited financial statements for all of the Funds for the fiscal year ended September 30, 2000 are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

         Corporate Bonds
         ---------------

         Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa,"
         -------
"A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are
         ---
"AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

         Commercial Paper
         ----------------

         Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
         -------

Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for commercial paper is rated "in the highest
         ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                        File Nos. 333-74295; 811-09253

                                    PART C
                               OTHER INFORMATION

Item 23.   Exhibits.
           --------

      Exhibit
      Number                                  Description
      ------                                  -----------

      (a)         - Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

      (b)         - Not applicable.

      (c)         - Not applicable.

      (d)(1)(i)   - Investment Advisory Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

           (ii) - Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

         (2)(i)   - Sub-Advisory Contract with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

           (ii) - Sub-Advisory Contract with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

          (iii) - Sub-Advisory Contract with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

           (iv) - Sub-Advisory Contract with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

            (v)   - Sub-Advisory Contract with Smith Asset Management Group,
                    L.P., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

           (vi)     - Sub-Advisory Contract with Wells Capital Management
                      Incorporated, incorporated by reference to Post-effective Amendment No. 16, filed October 30, 2000.

      (e)           - Distribution Agreement along with Form of Selling
                      Agreement, incorporated by reference to Post-effective Amendment No. 16, filed October 30, 2000.

      (f)           - Not applicable.

      (g)(1)        - Custody Agreement with Barclays Global Investors, N.A.,
                      incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

         (2)        - Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

              (i)   - Delegation Agreement (17f-5) with Wells Fargo Bank
                      Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

         (3)        - Securities Lending Agreement by and among Wells Fargo
                      Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

      (h)(1)        - Administration Agreement with Wells Fargo Bank, N.A.,
                      incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

         (2)        - Fund Accounting Agreement, incorporated by reference to
                      Post-Effective Amendment No. 9, filed February 1, 2000.

         (3)        - Transfer Agency and Service Agreement with Boston
                      Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

         (4)        - Shareholder Servicing Plan, incorporated by reference to
                      Post-Effective Amendment No. 16, filed October 30, 2000.

         (5)        - Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17,
                      1999.

      (i)      - Legal Opinion, filed herewith.

      (j)      - Consent of Independent Auditors, filed herewith.

      (j)(1)   - Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (2)   - Not Applicable.

         (3)   - Not Applicable.

         (4) - Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (5) - Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (6) - Power of Attorney, W. Rodney Hughes, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (7) - Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

         (8) - Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (9) - Power of Attorney, Timothy J. Perry, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (10) - Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (11) - Power of Attorney, Michael J. Hogan, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

         (12) - Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

      (k)       - Not applicable.

      (l)       - Not applicable.

      (m)       - Rule 12b-1 Plan, incorporated by reference to Post-Effective
                  Amendment No. 8, filed December 17, 1999; see Exhibit (e) above for related Distribution Agreement.

      (n)       - Rule 18f-3 Plan, incorporated by reference to Post-Effective
                  Amendment No. 8, filed December 17, 1999.

      (p)(1)    - Joint Code of Ethics for Funds Trust, Core Trust and Variable
                  Trust, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (2) - Wells Fargo Bank, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (3) - Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (4) - Dresdner RCM Global Investors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (5) - Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (6) - Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (7) - Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

           (8)      -    Smith Asset Management Group, L.P. Code of Ethics,
                         incorporated by reference to Post-Effective Amendment
                         No. 15, filed October 2, 2000.

           (9)      -    Wells Capital Management Incorporated Code of Ethics,
                         incorporated by reference to Post-Effective Amendment
                         No. 15, filed October 2, 2000.

Item 24.  Persons Controlled by or Under Common Control with the Fund.
          -----------------------------------------------------------

          Registrant believes that no person is controlled by or under common control with Registrant.


Item 25.  Indemnification.
          ---------------

          Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 26.  Business and Other Connections of Investment Advisor.
          ----------------------------------------------------

          (a) Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume investment advisory responsibilities for all of the Registrant's investment portfolios, and for certain other registered open-end management investment companies, on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, was created for this purpose in early 2001. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational.

          To the knowledge of Registrant, none of the directors or executive officers of Funds Management or Wells Fargo Bank is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company and/or its subsidiaries.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as an advisor or sub-advisor to various Funds of the Trust and as advisor or sub-advisor to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of Wells Fargo Bank, N.A., serves as sub-advisor to various Funds of the Trust. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. None of the directors and principal executive officers of WCM serves, or has served in the past two fiscal years, in such capacity for any other entity.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-advisor to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-advisor to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. The address is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-advisor to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (g) Smith Asset Management, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect minority ownership interest, serves as sub-advisor to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. The address of Smith is 300 Crescent

Court, Suite 750, Dallas, Texas 75201. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-advisor for the Specialized Technology Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. The address of Dresdner is Four Embarcadero Center, San Francisco, California 94111. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

          (c)  Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Funds Management, 525 Market Street, San Francisco, California 94163.

          (b) Funds Management maintains all Records relating to its services as investment advisor and administrator at 525 Market Street, San Francisco, California 94163.

          (c) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-advisor at 525 Market Street, San Francisco, California 94163.

          (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

          (h) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479.

          (i) Smith Asset Management Group, LP maintains all Records relating to its services as investment sub-advisor at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

          (j) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-advisor at 787 Seventh Avenue, New York, New York 10019.

          (k) Dresdner RCM Global Investors, Inc. maintains all Records relating to its services as investment sub-advisor at Four Embarcadero Center, San Francisco, California 94111.

Item 29.  Management Services.
          -------------------

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not applicable.
          ------------

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of February, 2001.

                                               WELLS FARGO FUNDS TRUST


                                               By: /s/ Dorothy A. Peters
                                                  ---------------------------
                                                   Dorothy A. Peters
                                                   Assistant Secretary

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title                           Date
---------                           -----                           ----


             *                      Trustee
_________________________
Robert C. Brown

             *                      Trustee
_________________________
Thomas S. Goho

             *                      Trustee
_________________________
Peter G. Gordon

             *                      Trustee
_________________________
W. Rodney Hughes

             *                      Trustee
_________________________
Richard M. Leach

             *                      Trustee
_________________________
J. Tucker Morse

             *                      Trustee
_________________________
Timothy J. Penny

             *                      Trustee
_________________________
Donald C. Willeke                                                  2/1/2001


*By:  /s/ Dorothy A. Peters
     ------------------------------
       Dorothy A. Peters
       As Attorney-in-Fact
       February 1, 2001

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of February, 2001.

                                   WELLS FARGO CORE TRUST

                                   By: /s/ Dorothy A. Peters
                                       ---------------------------
                                         Dorothy A. Peters
                                         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                         Title                    Date
---------                         -----                    ----

              *                   Trustee
___________________________
Robert C. Brown

              *                   Trustee
___________________________
Thomas S. Goho

              *                   Trustee
___________________________
Peter G. Gordon

              *                   Trustee
___________________________
W. Rodney Hughes

              *                   Trustee
___________________________
Richard M. Leach

              *                   Trustee
___________________________
J. Tucker Morse

              *                   Trustee
___________________________
Timothy J. Penny

              *                   Trustee
___________________________
Donald C. Willeke                                          2/1/2001

*By:  /s/ Dorothy A. Peters
     ----------------------
       Dorothy A. Peters
       As Attorney-in-Fact
       February 1, 2001

                            WELLS FARGO FUNDS TRUST
                        FILE NOS. 333-74295; 811-09253


                                 EXHIBIT INDEX


Exhibit Number                      Description

EX-99.B(i)                Opinion and Consent of Counsel

EX-99.B(j)                Consent of Independent Auditors